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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2011 through December 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                                                  [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST


                             Pioneer Bond VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        21

  Notes to Financial Statements                                               26

  Report of Independent Registered Public
    Accounting Firm                                                           31

  Approval of Investment Advisory Agreement                                   33

  Trustees, Officers and Service Providers                                    36



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                                                       33.9%
U.S. Government Securities                                                 21.6%
Collateralized Mortgage Obligations                                        17.9%
Senior Floating Rate Loan Interests                                        12.9%
Municipal Bonds                                                             6.1%
Asset Backed Securities                                                     5.5%
Preferred Stocks                                                            1.6%
Convertible Corporate Bonds                                                 0.5%


Quality Distribution
(As a percentage of total investment in securities)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                                        37.6%
AA                                                                          4.0%
A                                                                          10.7%
BBB                                                                        26.8%
BB                                                                         11.6%
B & Lower                                                                   8.3%
Commercial Paper                                                            1.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.


Five Largest Holdings
(As a percentage of total long-term holdings)*

--------------------------------------------------------------------------------
1.   U.S. Treasury Notes, 4.375%, 5/15/41                                  2.14%
--------------------------------------------------------------------------------
2.   U.S. Treasury Notes, 4.5%, 2/15/36                                    1.79
--------------------------------------------------------------------------------
3.   State Street Capital, 8.25%, 1/29/49                                  1.32
--------------------------------------------------------------------------------
4.   Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41             1.18
--------------------------------------------------------------------------------
5.   Hanover Insurance Group, 7.625%, 10/15/25                             1.14
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/11       12/31/10
  Class I                     11.89          11.84
  Class II                    11.90          11.84


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/11 - 12/31/11           Income         Capital Gains     Capital Gains
  Class I                   $ 0.5936       $  -              $  -
  Class II                  $ 0.5652       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE DATA BELOW IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               Pioneer Bond VCT        Pioneer Bond VCT       Barclays Capital
              Portfolio, Class I     Portfolio, Class II    Aggregate Bond Index
12/01               $10,000                $10,000                $10,000
12/02               $10,779                $11,025                $10,752
12/03               $11,133                $11,478                $11,077
12/04               $11,524                $11,976                $11,438
12/05               $11,827                $12,267                $11,709
12/06               $12,381                $12,798                $12,227
12/07               $13,191                $13,690                $12,996
12/08               $13,108                $14,407                $12,882
12/09               $15,413                $15,262                $15,109
12/10               $16,832                $16,260                $16,460
12/11               $17,764                $17,535                $17,344


The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2011)

--------------------------------------------------------------------------------
                                                     Class I          Class II*
--------------------------------------------------------------------------------
10 Years                                             5.91%            5.66%
5 Years                                              7.49%            7.24%
1 Year                                               5.53%            5.37%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------


As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $1,022.58       $1,021.23
       Expenses Paid During Period*            $    3.16       $    4.43

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $1,022.08       $1,020.82
       Expenses Paid During Period*            $    3.16       $    4.43

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------


Credit-exposed bonds delivered solid results early in 2011, but they fell out of favor by mid-year when Treasuries and other high-grade bonds began outperforming. Interest rates declined over the first three calendar quarters of 2011 as investors became increasingly unsettled by a confluence of factors that clouded the economic outlook. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12 months ended December 31, 2011. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2011?

A: Pioneer Bond VCT Portfolio Class I shares returned 5.53% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned 5.37%. During the same period, the Portfolio's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 7.84%, while the average return of the 43 variable portfolios in Lipper's Corporate Debt, A-Rated Underlying Portfolios category was 6.80%. On December 31, 2011, the 30-day standardized SEC yield of the Portfolio's Class I shares was 4.96% with fees waived and 4.78% without fees waived.

Q: How would you describe the investment environment for fixed-income securities during the 12 months ended December 31, 2011?

A: The fixed-income markets produced healthy returns early in 2011. High-grade investments benefited from falling interest rates while the credit sectors, including corporate bonds, benefited from growing corporate profits and general confidence that the economic expansion would persist. However, as 2011 progressed, a host of domestic and global issues renewed the market's concerns about the durability of the economic growth trajectory. While Treasuries and other high-grade securities continued to perform well when investors sought out higher-quality investments, confidence in the economic outlook waned and corporate bonds and other credit-sensitive securities struggled. Worrying investors were a wide variety of issues: the March earthquake and resulting tsunami in Japan, which put a crimp in the global industrial supply chain; the protracted and highly partisan debate last summer in Washington, D.C., over the national debt ceiling, which contributed to doubts about the resolve of national leaders to solve difficult economic problems; the resulting downgrade by Standard & Poor's of the credit rating of U.S. Treasury securities in August; concerns about the debt quality of sovereign bonds issued by Greece, Italy and other European nations and the vulnerability of European banks that owned those governments' debt; and huge tidal flooding that crippled industrial production in Thailand and other nations. Against that backdrop, a general market flight to quality led to strong performance by Treasuries and other high-grade bonds, while corporate bonds and other credit-sensitive securities struggled. High-yield corporates, in particular, tended to fall in price.

Q: What were the principal factors that affected the Portfolio's performance during the 12 months ended December 31, 2011?

A. The Portfolio underperformed the Barclays Index during the 12-month period for two basic reasons. First, the Portfolio's asset allocation -- especially the significant underweighting of Treasuries -- was not positioned for the prevailing market environment. Second, the shorter-duration benchmark profile


A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   meant that the Portfolio would not benefit as much from the decline in interest rates.

   Throughout the 12-month period, we underweighted Treasuries and emphasized credit-sensitive securities in the Portfolio, believing that the global economy -- and the U.S. economy -- would withstand short-term pressures and continue to expand. Treasuries have become very expensive in our view, given their negative real yields, or the amount of yield offered when adjusted for inflation. In fact, as of December 31, 2011, no Treasury security was offering a yield that exceeded the rate of inflation, as measured by the Consumer Price Index.

   We maintained healthy Portfolio allocations to both investment-grade corporate and high-yield bonds, as well as to bank loans during the period. It was our position -- and it still is -- that corporations have generally solid financial structures and have shown their ability to improve earnings, even in a slow-growth atmosphere. As a consequence, we believed corporations in general were likely to continue to meet their debt obligations.

   As noted above, we also maintained a shorter duration in the Portfolio than that of the Barclays Index during the 12-month period. (Duration measures a portfolio's price sensitivity to changes in interest rates.) The shorter-duration stance was partly the result of the Portfolio's significant underweight to Treasuries. When interest rates fell during the period, the Portfolio did not benefit as strongly from the resulting rise in prices of Treasuries and other high-grade bonds because of the shorter duration. The negative effects of duration positioning was softened, however, by positioning on the yield curve, as the Portfolio tended to have greater exposure to intermediate- and longer-term bonds than to short-term securities. During the 12 months ended December 31, 2011, yields on all maturities fell, with the greatest declines occurring in longer-term securities. That resulted in a flattening of the yield curve and in outperformance by longer-term bonds that gained in price. Over the full year ended December 31, 2011, the yield of five-year Treasuries declined by 117 basis points (or 1.17%), while the yields of 10-year and 30-year Treasuries fell by 142 basis points (1.42%) and 144 basis points (1.44%), respectively.

   As of December 31, 2011, the Portfolio's effective duration was 4.03 years. High-yield bonds and loans represented 19.90% of the Portfolio's net assets, with another 26.80% of net assets invested in BBB-rated debt (the lowest-rated rung on the investment-grade ladder). Portfolio investments in Treasuries and government agency debt totaled 5.80% of net assets.

Q: How did security selection affect the Portfolio's performance over the 12 months ended December 31, 2011?

A: Security selection was a positive for the Portfolio's performance during the period, helping to mitigate the negative effects of the sector positioning. While financial industry bonds generally struggled, the Portfolio's security selection with the group was good, with notable contributors to relative results including the preferred shares of Wells Fargo, and bonds of PNC Bank and Hanover Insurance. Also performing well for the Portfolio were bonds of Tomkins, an industrial company serving the automotive, industrial and building markets.

   On the negative side, the Portfolio's holdings in the debt of Cemex, a Mexico-based concrete conglomerate, declined amid worries about a global economic

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11                             (continued)
--------------------------------------------------------------------------------

   slowdown. Other investments that detracted from the Portfolio's results included a very small position in the unsecured municipal debt of AMR, the parent firm of American Airlines (AMR filed for bankruptcy protection during the period), and a holding in Forest City, a real estate investment company.

Q: Did investing in derivatives affect the Portfolio's performance over the 12 months ended December 31, 2011?

A: The only derivatives in which we invested the Portfolio during the period were some interest rate futures contracts. We held these short-term Treasury contracts to help manage the Portfolio's exposure to interest rate changes. The contracts had a modest, positive impact on the Portfolio's relative performance during the period, as the yield curve flattened and longer-term rates declined more than short-term rates.

Q: What is your investment outlook?

A: We think the U.S. economy will expand -- albeit modestly -- as business activity continues its slow, but important, growth trajectory. Industrial production has increased, as has consumer spending, with auto sales showing considerable gains. Export activity has increased, and we may have seen a bottoming in the housing market, most notably in multi-family housing. We also expect that most of the effects of cutbacks by local and state governments, made in large part because of the loss of federal stimulus money, and the lagging effects of the economic recovery, are nearing an end. The cutbacks have been one of the primary sources of weakness in the domestic economy over the past year. Moreover, state tax receipts have increased, suggesting an improvement in the economy.

   As 2011 ended, we believed the best investment opportunities continued to lie in corporate bonds and other credit-sensitive securities, with the possible exception of non-agency mortgage-backed securities. Corporates were selling at very attractive valuations and their yield advantages over other fixed-income classes could help them outperform. In contrast, Treasuries appeared very expensive, although as the Fed has indicated, we are not likely to see increasing short-term interest rates, which could undermine Treasury prices. The Portfolio remains overweight in corporate bonds, with an emphasis on financials and industrials. We also expect to maintain a solid Portfolio exposure to floating-rate bank loans, which accounted for 7.50% of net assets on December 31, 2011. Although we think it is unlikely that short-term interest rates will rise and thus increase the yields of the bank loans, many loans are selling at below-par (face value) prices, and so they offer the potential for capital appreciation. In addition, we like the fact that bank loans have a senior position in corporate capital structures, meaning that they are more likely to be paid in the event a company fails to meet all of its debt obligations.


Please refer to the Schedule of Investments on pages 7 to 20 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         CONVERTIBLE CORPORATE BONDS - 0.5%
                                         Semiconductors - 0.5%
                                         Semiconductors - 0.5%
   175,000                 A-/NR         Intel Corp., 2.95%, 12/15/35                                          $   182,219
                                                                                                               -----------
                                         Total semiconductors                                                  $   182,219
                                                                                                               -----------
                                         TOTAL CONVERTIBLE CORPORATE BONDS
                                         (Cost $175,383)                                                       $   182,219
                                                                                                               -----------
    Shares
                                         PREFERRED STOCKS - 1.6%
                                         Banks - 1.0%
                                         Diversified Banks - 1.0%
       355                               Wells Fargo & Co., 7.5%, 12/31/49                                     $   374,880
                                                                                                               -----------
                                         Total Banks                                                           $   374,880
                                                                                                               -----------
                                         Insurance - 0.3%
                                         Life & Health Insurance - 0.3%
     4,800                               Delphi Financial Group, 7.376%, 5/15/37                               $   115,776
                                                                                                               -----------
                                         Total Insurance                                                       $   115,776
                                                                                                               -----------
                                         Real Estate - 0.3%
                                         Real Estate Operating Companies - 0.3%
     2,070                               Forest City Enterprises, Inc., 7.0%, 12/31/49                         $    95,608
                                                                                                               -----------
                                         Total Real Estate                                                     $    95,608
                                                                                                               -----------
                                         TOTAL PREFERRED STOCKS
                                         (Cost $586,760)                                                       $   586,264
                                                                                                               -----------
 Principal
Amount ($)
                                         ASSET BACKED SECURITIES - 5.4%
                                         Automobiles & Components - 0.3%
                                         Automobile Manufacturers - 0.3%
    35,000                 NR/Aa1        Santander Drive Auto Receivables Trust, 2.44%, 1/15/16                $    35,007
    72,460                 BBB/NR        Santander Drive Auto Receivables Trust, 3.35%, 6/15/17                     71,373
                                                                                                               -----------
                                                                                                               $   106,380
                                                                                                               -----------
                                         Total Automobiles & Components                                        $   106,380
                                                                                                               -----------
                                         Banks - 3.2%
                                         Diversified Banks - 0.1%
    60,173   0.38          AAA/Aa1       Wells Fargo Home Equity, Floating Rate Note, 4/25/37                  $    58,157
                                                                                                               -----------
                                         Thrifts & Mortgage Finance - 3.1%
    69,456                 AAA/Aaa       321 Henderson Receivables I, 3.82%, 12/15/48                          $    68,412
    67,107                 AAA/Aa1       Ameriquest Mortgage Securities, Inc., 0.5625%, 11/25/34                    60,359
    48,685                 NR/A1         Bombardier Capital Mortgage Securitization Corp., 6.65%, 4/15/28           50,942
    21,534   0.69          AAA/Baa3      Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35                20,080
    22,495                 BBB/Baa3      Citigroup Mortgage LLC, 0.34606%, 1/25/37                                  21,945
   148,962   5.07          AAA/B2        Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35       134,355
    96,353   0.69          AA+/Aa2       Credit-Based Asset Servicing, Floating Rate Note, 5/25/50                  90,725
    26,912   0.83          AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificates,
                                         Floating Rate Note, 9/24/34                                                25,384
     2,505   0.40          A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                        2,487
    32,282   0.94          A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                   30,462
     9,504   0.66          AAA/Aaa       GSAMP Trust, Floating Rate Note, 8/25/36                                    9,392
    65,000                 AAA/Aaa       HSBC Home Equity Loan, 5.63%, 3/20/36                                      66,083


The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------

             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Thrifts & Mortgage Finance - (continued)
   100,000                 AA/NR         LEAF II Receivables, 4.9%, 3/20/13                                    $    99,360
    27,051                 BBB+/A2       Lehman ABS Manufactured Housing Contract Trust, 5.873%, 5/15/22            28,741
   129,419                 CCC+/Caa3     Local Insight Media Finance LLC, 5.88%, 10/23/37                           51,768
    27,028   0.35          B/Ba3         Morgan Stanley ABS Capital I, Floating Rate Note, 12/25/36                 14,081
     2,106                 A-/Caa2       Morgan Stanley Ixis Real Estate, 1.445%, 11/25/36                             547
   183,309   0.55          AAA/Aa3       Option One Mortgage Loan Trust, Floating Rate Note, 11/25/35              167,419
    22,708   0.41          BBB/Aa3       Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                22,221
   100,000   0.67          AA+/A3        RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                              95,073
    86,966   0.69          AA+/Aa1       Structured Asset Investment Loan, Floating Rate Note, 5/25/35              83,027
                                                                                                               -----------
                                                                                                               $ 1,142,863
                                                                                                               -----------
                                         Total Banks                                                           $ 1,201,020
                                                                                                               -----------
                                         Diversified Financials - 1.7%
                                         Consumer Finance - 0.2%
    70,000   0.63          AAA/Aaa       SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                         $    66,857
                                                                                                               -----------
                                         Diversified Financial Services - 0.9%
    13,451   0.73          AA/Aa2        Asset Backed Securities Corp., Floating Rate Note, 4/25/35            $    13,088
   100,000                 A/NR          DT Auto Owner Trust, 3.46%, 1/15/14                                       100,220
    31,095                 AA/NR         DT Auto Owner Trust, 5.92%, 10/15/15                                       31,774
    19,425   0.53          AAA/A1        JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35                17,859
   200,000   0.78          AA-/A3        Long Beach Mortgage Loan Trust, Floating Rate Note, 4/25/35               179,273
                                                                                                               -----------
                                                                                                               $   342,214
                                                                                                               -----------
                                         Specialized Finance - 0.6%
   100,000                 BBB-/Baa3     Dominos Pizza Master Issuer, 5.261%, 4/25/37                          $   100,400
    50,000   0.99          A/A2          Irwin Home Equity Co., Floating Rate Note, 4/25/30                         39,588
    14,720                 AA+/Aa1       Master Asset Backed Security Trust, 0.67375%, 5/25/35                      14,340
    63,724   0.64          AAA/Aaa       New Century Home Equity Loan, Floating Rate Note, 3/25/35                  56,018
                                                                                                               -----------
                                                                                                               $   210,346
                                                                                                               -----------
                                         Total Diversified Financials                                          $   619,417
                                                                                                               -----------
                                         Real Estate - 0.1%
                                         Mortgage Real Estate Investment Trust - 0.1%
    50,000                 NR/A3         FREMF Mortgage Trust, 4.77055%, 4/25/44                               $    46,222
                                                                                                               -----------
                                         Total Real Estate                                                     $    46,222
                                                                                                               -----------
                                         Government - 0.1%
    29,290                 AAA/Aaa       Freddie Mac, 5.0%, 8/15/35                                            $    30,032
                                                                                                               -----------
                                         Total Government                                                      $    30,032
                                                                                                               -----------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $2,073,960)                                                     $ 2,003,071
                                                                                                               -----------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 17.4%
                                         Banks - 12.0%
                                         Thrifts & Mortgage Finance - 12.0%
    98,322                 NR/B2         Banc of America Alternative Loan Trust, 5.25%, 5/25/19                $    99,625
   137,829                 NR/Baa2       Banc of America Alternative Loan Trust, 5.5%, 9/25/33                     141,846
    73,094                 AAA/Aa3       Banc of America Alternative Loan Trust, 5.75%, 4/25/33                     76,515
    38,849                 NR/Baa3       Banc of America Alternative Loan Trust, 6.0%, 3/25/34                      39,815
   848,813                 AAA/A1        Bayview Commercial Asset Trust, 2.65868%, 7/25/37                          64,764
   572,830                 AA/A3         Bayview Commercial Asset Trust, 2.83149%, 9/25/37                          53,044
    48,130   2.45          AAA/Baa2      Bear Stearns Adjustable Rate Mortgage Trust, Floating Rate Note,
                                         8/25/33                                                                    42,125


8     The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Thrifts & Mortgage Finance - (continued)
    71,922                 NR/Baa1       Citigroup Mortgage Loan Trust, 6.75%, 8/25/34                         $    76,393
    90,288   2.63          A-/NR         Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35                 81,952
    51,878                 AAA/Aaa       Commercial Mortgage Pass Through Certificates, 0.538%, 11/15/17            48,022
    45,716                 AAA/Ba1       Countrywide Alternative Loan Trust, 4.25%, 4/25/34                         44,554
    55,626                 AAA/B2        Countrywide Alternative Loan Trust, 4.75%, 10/25/33                        55,923
    71,738                 BB/B2         Countrywide Alternative Loan Trust, 5.5%, 1/25/35                          72,606
    85,201                 AAA/NR        Countrywide Alternative Loan Trust, 5.5%, 8/25/34                          79,935
   112,735                 AAA/NR        Countrywide Alternative Loan Trust, 5.75%, 12/25/33                       116,128
   103,514                 CC/Ba1        Countrywide Home Loan Mortgage Pass Through Trust, 4.5%,
                                         9/25/35                                                                    82,660
   117,253                 AAA/Baa3      Countrywide Home Loan Mortgage Pass Through Trust, 4.867257%,
                                         12/25/33                                                                  104,898
   139,146   1.51          AAA/NR        Deutsche Mortgage Securities, Inc., Floating Rate Note, 10/25/47          139,059
 6,500,000                 BBB/Baa2      Extended Stay America Trust, 1.165%, 1/5/16 (c)                            73,431
    49,152                 CCC/NR        First Horizon Asset Securities, Inc., 6.0%, 5/25/36                        45,108
    50,000                 A/A2          GMAC Commercial Mortgage Securities, Inc., 5.307%, 4/10/40                 48,148
   100,000                 NR/NR         GS Mortgage Securities Corp. II, 4.209%, 2/10/21                           94,790
    63,135                 AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                           63,777
    48,868   1.01          AAA/A1        Impac CMB Trust, Floating Rate Note, 10/25/34                              42,101
    19,814   1.09          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34                17,523
    88,507   0.64          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36                 74,270
   100,000                 AA+/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                          101,113
    56,139   4.89          AAA/A2        JPMMT 2004-A1 3A1, Floating Rate Note, 2/25/34                             56,350
   176,270                 BBB/Ba2       JPMMT 2004-S1 2A1, 6.0%, 9/25/34                                          179,780
    58,049                 AAA/A2        JPMorgan Mortgage Trust, 2.657%, 2/25/34                                   56,453
    61,369                 AAA/NR        JPMorgan Mortgage Trust, 2.675589%, 7/25/34                                59,281
    95,325                 AAA/Aa3       JPMorgan Mortgage Trust, 4.498731%, 10/25/33                               92,314
    16,030   2.00          AAA/Aa3       JPMorgan Mortgage Trust, Floating Rate Note, 10/25/33                      15,500
    49,449                 AAA/Aaa       Lehman Brothers Small Balance Commercial, 5.41%, 12/25/36                  48,810
    45,066                 AAA/A1        Master Adjustable Rate Mortgages Trust, 2.86771%, 4/21/34                  43,044
    63,191                 B+/NR         Master Alternative Loan Trust, 5.5%, 10/25/19                              64,731
   159,499                 AAA/NR        Master Alternative Loan Trust, 5.5%, 2/25/35                              163,472
   215,017                 B/AAA         Master Alternative Loan Trust, 6.0%, 7/25/34                              213,412
    97,910   6.77          A-/NR         Master Seasoned Securities Trust, Floating Rate Note, 9/25/32             102,485
    32,048                 AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                              32,291
     9,546   5.44          AAA/Aaa       Merrill Lynch/Countrywide Commercial, Floating Rate Note, 2/12/39           9,553
    79,109                 NR/Aa3        PHH Mortgage Capital, 6.6%, 12/25/27                                       77,172
    84,695                 B/NR          Residential Asset Securities, 5.5%, 7/25/35                                75,403
    96,524                 BB/NR         Residential Funding Mortgage Securities, Inc., 5.25%, 8/25/35              98,971
   250,000   5.54          NR/Caa3       SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                            34,575
    91,453   0.50          AAA/Ba3       Sequoia Mortgage Trust, Floating Rate Note, 3/20/35                        71,569
    40,000                 AA/Aa3        T SRAR 2006-1 B, 5.7467%, 10/15/36                                         42,274
47,274,172                 AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 0.015222%, 6/15/45 (c)            39,899
   400,000                 AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                 428,393
    75,000                 BBB/NR        WaMu Commercial Mortgage Securities Trust, 5.3%, 5/25/36                   74,593
    52,076                 AAA/NR        WaMu Mortgage Pass Through Certificates, 5.5%, 5/25/33                     54,383
    72,819   2.58          CCC/NR        WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                         8/25/35                                                                    64,936
    75,336                 AAA/A1        Wells Fargo Mortgage Backed Securities Trust, 5.0%, 11/25/36               76,022
    13,394                 AAA/Baa1      Wells Fargo Mortgage Backed Securities Trust, 5.5%, 5/25/35                13,283
   145,980                 NR/B1         Wells Fargo Mortgage Backed Securities Trust, 5.75%, 3/25/36              141,771


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Thrifts & Mortgage Finance - (continued)
    39,573   2.71          AAA/Aa1       Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                         10/25/34                                                              $    38,075
    23,394   5.62          B-/NR         Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                         4/25/36                                                                    22,873
                                                                                                               -----------
                                                                                                               $ 4,471,793
                                                                                                               -----------
                                         Total Banks                                                           $ 4,471,793
                                                                                                               -----------
                                         Diversified Financials - 4.9%
                                         Asset Management & Custody Banks - 0.1%
    55,232   4.01          NR/NR         Jefferies & Co., Inc., Floating Rate Note, 5/26/37                    $    54,446
                                                                                                               -----------
                                         Diversified Financial Services - 3.9%
    90,880                 AAA/Ba1       Banc of America Mortgage Securities, 4.75%, 10/25/20                  $    87,595
   102,721                 A+/NR         Banc of America Mortgage Securities, 5.5%, 11/25/34                       107,015
    51,678                 AAA/NR        Banc of America Mortgage Securities, 5.75%, 1/25/35                        52,840
   110,560   2.75          AAA/Aaa       Banc of America Mortgage Securities, Floating Rate Note, 6/25/34          104,387
   102,599   2.88          AAA/Aaa       Banc of America Mortgage Securities, Floating Rate Note, 7/25/33           96,021
    68,858                 NR/B1         CMSI 2006-1 3A1, 5.0%, 2/25/36                                             68,205
   100,000                 BBB+/A2       Credit Suisse Mortgage Capital Certificates, 0.318%, 2/15/22               91,500
   117,754                 CCC/NR        JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                             83,499
    94,343   3.50          NR/NR         La Hipotecaria SA, Floating Rate Note, 9/8/39                              97,763
   250,000                 AAA/Baa3      Residential Accredit Loans, Inc., 4.0%, 7/25/33                           246,656
    87,763                 AAA/Baa2      Residential Accredit Loans, Inc., 4.5%, 4/25/34                            88,343
   275,993                 NR/Ba1        Residential Accredit Loans, Inc., 5.0%, 5/25/19                           276,060
    67,119                 AAA/NR        Residential Accredit Loans, Inc., 6.0%, 10/25/34                           67,946
                                                                                                               -----------
                                                                                                               $ 1,467,830
                                                                                                               -----------
                                         Investment Banking & Brokerage - 0.8%
   160,000                 AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42            $   170,360
    23,924                 AAA/Aaa       Banc of America Commercial Mortgage, Inc., 5.381%, 1/15/49                 23,893
    50,000                 NR/Aaa        Bear Stearns Commercial Mortgage Securities, 5.7154%, 5/11/17              54,741
    33,832                 AA/NR         Bear Stearns Commercial Mortgage Securities, 6.63%, 2/15/35                33,812
                                                                                                               -----------
                                                                                                               $   282,806
                                                                                                               -----------
                                         Specialized Finance - 0.1%
    40,641                 AAA/NR        CW Capital Cobalt, Ltd., 5.174%, 8/15/48                              $    41,181
                                                                                                               -----------
                                         Total Diversified Financials                                          $ 1,846,263
                                                                                                               -----------
                                         Real Estate - 0.5%
                                         Mortgage Real Estate Investment Trust - 0.5%
   200,000                 CCC-/A3       Credit Suisse First Boston Mortgage Securities Corp., 6.448%,
                                         9/15/34                                                               $   191,120
                                                                                                               -----------
                                         Real Estate Services - 0.0%+
    13,047                 AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                               $    13,609
                                                                                                               -----------
                                         Total Real Estate                                                     $   204,729
                                                                                                               -----------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $6,964,981)                                                     $ 6,522,785
                                                                                                               -----------
                                         CORPORATE BONDS - 33.0%
                                         Energy - 3.8%
                                         Oil & Gas Drilling - 0.1%
    50,000                 BBB+/Baa1     Pride International, 6.875%, 8/15/20                                  $    58,621
                                                                                                               -----------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Oil & Gas Exploration & Production - 0.7%
    84,072                 BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                              $    88,801
   100,000                 BBB-/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                                 101,500
    65,000                 BBB-/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                                    68,575
                                                                                                               -----------
                                                                                                               $   258,876
                                                                                                               -----------
                                         Oil & Gas Refining & Marketing - 0.6%
   200,000                 BBB/Baa2      Spectra Energy Capital, 6.2%, 4/15/18                                 $   226,785
                                                                                                               -----------
                                         Oil & Gas Storage & Transportation - 2.4%
    50,000                 BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                                 $    54,519
    90,000                 BBB/Baa3      Buckeye Partners LP, 6.05%, 1/15/18                                        99,681
   250,000                 BBB-/Baa3     Plains All America Pipeline, 6.125%, 1/15/17                              282,635
   265,000                 A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                       310,008
    50,000                 BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                                 56,295
    69,000                 BB+/Baa3      The Williams Companies, Inc., 7.75%, 6/15/31                               85,832
                                                                                                               -----------
                                                                                                               $   888,970
                                                                                                               -----------
                                         Total Energy                                                          $ 1,433,252
                                                                                                               -----------
                                         Materials - 2.7%
                                         Aluminum - 0.4%
   150,000                 BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20                                           $   155,846
                                                                                                               -----------
                                         Construction Materials - 0.3%
   220,000    6.72         CCC+/BBB-     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49 (144A)            $   113,300
                                                                                                               -----------
                                         Diversified Metals & Mining - 0.7%
   185,000                 BBB-/Baa3     AngloGold Ashanti Holdings, 5.375%, 4/15/20                           $   183,789
    69,000                 BBB/Baa2      Teck Resources, Ltd., 10.25%, 5/15/16                                      79,350
                                                                                                               -----------
                                                                                                               $   263,139
                                                                                                               -----------
                                         Paper Packaging - 0.3%
   100,000                 BB/B1         Sealed Air Corp., 8.125%, 9/15/19                                     $   109,500
                                                                                                               -----------
                                         Paper Products - 0.2%
    80,000                 A-/Baa3       Georgia-Pacific LLC, 5.4%, 11/1/20                                    $    88,612
                                                                                                               -----------
                                         Specialty Chemicals - 0.5%
   155,000                 BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17                                 $   185,416
                                                                                                               -----------
                                         Steel - 0.3%
   115,000                 BBB-/Baa3     ArcelorMittal Co., 5.5%, 3/1/21                                       $   105,560
                                                                                                               -----------
                                         Total Materials                                                       $ 1,021,373
                                                                                                               -----------
                                         Capital Goods - 0.9%
                                         Construction & Farm Machinery & Heavy Trucks - 0.2%
    65,000                 A/Baa2        Cummins, Inc., 6.75%, 2/15/27                                         $    79,187
                                                                                                               -----------
                                         Industrial Conglomerates - 0.1%
    40,000                 A-/A3         Tyco International Finance SA, 8.5%, 1/15/19                          $    51,523
                                                                                                               -----------
                                         Trading Companies & Distributors - 0.6%
    50,000                 BB-/Ba2       Ace Hardware Corp., 9.125%, 6/1/16 (144A)                             $    53,000
   170,000                 BBB-/BBB-     Aviation Group Capital Corp., 6.75%, 4/6/21                               160,171
                                                                                                               -----------
                                                                                                               $   213,171
                                                                                                               -----------
                                         Total Capital Goods                                                   $   343,881
                                                                                                               -----------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Transportation - 0.2%
                                         Airlines - 0.2%
    60,000                 BBB-/Baa3     American Airlines 2011-2 Class A Pass Through Trust, 8.625%,
                                         10/15/21                                                              $    61,200
                                                                                                               -----------
                                         Total Transportation                                                  $    61,200
                                                                                                               -----------
                                         Automobiles & Components - 0.1%
                                         Automobile Manufacturers - 0.1%
    50,000                 BBB+/Baa1     Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)                   $    51,949
                                                                                                               -----------
                                         Total Automobiles & Components                                        $    51,949
                                                                                                               -----------
                                         Consumer Services - 0.4%
                                         Education Services - 0.4%
    25,000                 AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11                   $    34,391
   105,000                 AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37                             118,967
                                                                                                               -----------
                                                                                                               $   153,358
                                                                                                               -----------
                                         Total Consumer Services                                               $   153,358
                                                                                                               -----------
                                         Media - 0.3%
                                         Cable & Satellite - 0.3%
   100,000                 BBB+/Baa1     British Sky Broadcasting, 6.1%, 2/15/18 (144A)                        $   112,016
                                                                                                               -----------
                                         Total Media                                                           $   112,016
                                                                                                               -----------
                                         Food & Drug Retailing - 0.4%
                                         Drug Retail - 0.4%
    48,878                 BBB+/Baa2     CVS Pass-Through Trust, 5.298%, 1/11/27                               $    48,389
    88,088                 BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/10/33                                    90,033
                                                                                                               -----------
                                                                                                               $   138,422
                                                                                                               -----------
                                         Total Food & Drug Retailing                                           $   138,422
                                                                                                               -----------
                                         Food, Beverage & Tobacco - 0.4%
                                         Packaged Foods & Meats - 0.4%
   120,000                 BBB-/Baa2     Kraft Foods, Inc., 6.5%, 2/9/40                                       $   156,113
                                                                                                               -----------
                                         Total Food, Beverage & Tobacco                                        $   156,113
                                                                                                               -----------
                                         Pharmaceuticals & Biotechnology - 0.4%
                                         Life Sciences Tools & Services - 0.4%
   135,000                 BBB-/Baa2     Agilent Technologies, Inc., 6.5%, 11/1/17                             $   156,336
                                                                                                               -----------
                                         Total Pharmaceuticals & Biotechnology                                 $   156,336
                                                                                                               -----------
                                         Banks - 4.2%
                                         Diversified Banks - 0.5%
   220,000                 BBB+/Baa1     Barclays Plc, 6.05%, 12/4/17 (144A)                                   $   198,937
                                                                                                               -----------
                                         Regional Banks - 3.7%
   160,000                 BB/Baa3       Capital One Financial Corp., 8.875%, 5/15/40                          $   166,063
   145,000                 A/Aa3         Mellon Funding Corp., 5.5%, 11/15/18                                      160,702
    75,000                 BBB/Baa3      PNC Financial Services Group, 6.75%, 7/29/49                               73,345
   250,000    8.25         BBB/Baa3      PNC Financial Services Group, Floating Rate Note, 5/29/49                 255,801
   490,000                 BBB+/Baa1     State Street Capital, 8.25%, 1/29/49                                      482,028
   210,000                 A+/A1         Wachovia Bank NA, 6.0%, 11/15/17                                          231,887
                                                                                                               -----------
                                                                                                               $ 1,369,826
                                                                                                               -----------
                                         Total Banks                                                           $ 1,568,763
                                                                                                               -----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Diversified Financials - 7.0%
                                         Asset Management & Custody Banks - 0.6%
   205,000                 A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                                      $   230,072
                                                                                                               -----------
                                         Consumer Finance - 1.0%
   415,000   4.00          BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                                $   385,228
                                                                                                               -----------
                                         Diversified Financial Services - 1.9%
   225,000                 BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                                   $   236,992
   140,000                 AA/Aa3        General Electric Capital Corp., 5.3%, 2/11/21                             149,653
   315,000                 BBB/Baa1      JPMorgan Chase & Co., 7.9%, 4/29/49                                       335,377
     4,149                 BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)                         4,149
                                                                                                               -----------
                                                                                                               $   726,171
                                                                                                               -----------
                                         Investment Banking & Brokerage - 2.9%
    96,298                 BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                          $   105,861
   300,000   5.79          BB+/Baa2      Goldman Sachs Capital, Floating Rate Note, 6/1/43                         184,500
   200,000                 BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                                    180,000
   190,000                 A-/A2         Macquarie Group, Ltd., 6.0%, 1/14/20                                      178,221
   185,000                 A-/A2         Morgan Stanley Co., 5.5%, 1/26/20                                         168,401
   190,000                 A-/A2         Morgan Stanley Dean Witter, 6.625%, 4/1/18                                187,614
    75,000                 NR/Baa3       Scottrade Financial Services, Inc., 6.125%, 7/11/21                        75,278
                                                                                                               -----------
                                                                                                               $ 1,079,875
                                                                                                               -----------
                                         Specialized Finance - 0.6%
   180,000                 A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18                         $   207,309
                                                                                                               -----------
                                         Total Diversified Financials                                          $ 2,628,655
                                                                                                               -----------
                                         Insurance - 4.2%
                                         Life & Health Insurance - 2.0%
    75,000                 BBB/Baa3      Delphi Financial Group, Inc., 7.875%, 1/31/20                         $    85,261
   210,000                 BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                                    174,825
   160,000                 BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                             211,200
   270,000                 A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                   299,627
                                                                                                               -----------
                                                                                                               $   770,913
                                                                                                               -----------
                                         Multi-Line Insurance - 0.3%
   100,000                 BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)                            $   107,063
                                                                                                               -----------
                                         Property & Casualty Insurance - 1.8%
   365,000                 BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25                             $   415,486
    50,000                 BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                            57,301
   100,000                 BBB/Baa3      White Mountains Re Group, Ltd., 6.375%, 3/20/17                           104,885
   100,000                 BB+/Ba2       White Mountains Re Group, Ltd., 7.506%, 5/29/49                            91,104
                                                                                                               -----------
                                                                                                               $   668,776
                                                                                                               -----------
                                         Reinsurance - 0.1%
    45,000                 BBB-/Baa3     Reinsurance Group of America, Inc., 6.75%, 12/15/65                   $    39,011
                                                                                                               -----------
                                         Total Insurance                                                       $ 1,585,763
                                                                                                               -----------
                                         Real Estate - 2.7%
                                         Diversified Real Estate Activities - 0.6%
   200,000                 A-/A2         WEA Finance LLC, 7.125%, 4/15/18 (144A)                               $   223,525
                                                                                                               -----------
                                         Diversified Real Estate Investment Trusts - 0.9%
   205,000                 BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14                             $   223,874
    60,000                 BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15                                     61,200


The accompanying notes are an integral part of these financial statements.    13

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Diversified Real Estate Investment Trusts - (continued)
    45,000                 BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                               $    46,821
                                                                                                               -----------
                                                                                                               $   331,895
                                                                                                               -----------
                                         Specialized Real Estate Investment Trusts - 1.2%
   260,000                 BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                                     $   272,813
   150,000                 BBB-/Baa3     Healthcare Realty Trust, Inc., 6.5%, 1/17/17                              161,091
                                                                                                               -----------
                                                                                                               $   433,904
                                                                                                               -----------
                                         Total Real Estate                                                     $   989,324
                                                                                                               -----------
                                         Software & Services - 0.1%
                                         Data Processing & Outsourced Services - 0.1%
    22,000                 B-/Caa1       First Data Corp., 8.25%, 1/15/21                                      $    19,690
                                                                                                               -----------
                                         Total Software & Services                                             $    19,690
                                                                                                               -----------
                                         Telecommunication Services - 1.0%
                                         Wireless Telecommunication Services - 1.0%
   180,000                 NR/A2         Crown Castle Towers LLC, 4.883%, 8/15/20                              $   183,966
   100,000                 NR/A2         GTP Acquisition Partners I LLC, 4.347%, 6/15/16                            99,574
    75,000                 NR/NR         WCP Wireless Site Funding LLC, 6.829%, 11/15/15                            78,011
                                                                                                               -----------
                                                                                                               $   361,551
                                                                                                               -----------
                                         Total Telecommunication Services                                      $   361,551
                                                                                                               -----------
                                         Utilities - 4.2%
                                         Electric Utilities - 2.0%
    30,000                 A-/Baa1       Commonwealth Edison, 6.15%, 9/15/17                                   $    35,625
    80,844                 BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                               82,188
    65,705                 B/Ba2         FPL Energy National Wind, 6.125%, 3/25/19 (144A)                           64,593
   200,000                 BB+/Baa3      Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                        206,386
    60,000                 BBB/Baa2      Nevada Power Co., 6.5%, 8/1/18                                             72,354
    33,824                 NR/WR         Orcal Geothermal, 6.21%, 12/30/20 (144A)                                   34,178
   225,000                 BBB+/A3       West Penn Power Co., 5.95%, 12/15/17                                      265,765
                                                                                                               -----------
                                                                                                               $   761,089
                                                                                                               -----------
                                         Gas Utilities - 0.7%
   250,017                 A+/A1         Nakilat, Inc., 6.267%, 12/31/33 (144A)                                $   268,219
                                                                                                               -----------
                                         Independent Power Producers & Energy Traders - 0.8%
   140,000                 BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/20/21 (144A)                      $   144,431
   153,212                 BBB-/Baa3     Panoche Energy Center LLC, 6.88%, 7/31/29 (144A)                          167,880
                                                                                                               -----------
                                                                                                               $   312,311
                                                                                                               -----------
                                         Multi-Utilities - 0.7%
   215,000                 BBB+/Baa2     New York State Gas and Electric, 6.15%, 12/15/17 (144A)               $   244,260
                                                                                                               -----------
                                         Total Utilities                                                       $ 1,585,879
                                                                                                               -----------
                                         TOTAL CORPORATE BONDS
                                         (Cost $11,290,297)                                                    $12,367,525
                                                                                                               -----------
                                         U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.1%
   159,806                 AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-10/1/38               $   171,921
    78,845                 AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                             85,931
   178,488                 AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-12/1/36                   198,626
   143,188                 AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                     163,356
    83,111                 AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22-10/1/46                     93,493
     9,475                 AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                             11,340
   104,909                 AAA/Aaa       Federal National Mortgage Association, 4.0%, 11/1/41-12/1/41              110,338


14    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
    82,988                 AAA/Aaa       Federal National Mortgage Association, 4.5%, 4/1/41-12/1/41           $    88,381
   128,822                 AAA/Aaa       Federal National Mortgage Association, 5.0%, 7/1/19-7/1/40                139,405
   300,252                 AAA/Aaa       Federal National Mortgage Association, 5.5%, 3/1/18-12/1/34               329,730
   109,342                 AAA/Aaa       Federal National Mortgage Association, 5.9%, 7/1/28                       122,146
   376,349                 AAA/Aaa       Federal National Mortgage Association, 6.0%, 6/1/15-7/1/38                418,263
   252,383                 AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/21-7/1/34                286,543
    52,030                 AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12-1/1/32                 60,061
     5,017                 AAA/Aaa       Federal National Mortgage Association, 7.5%, 2/1/31                         5,991
   108,781                 AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29-5/1/31                129,898
     8,731                 AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                         8,929
    39,696                 AAA/Aaa       Government National Mortgage Association I, 6.0%, 2/15/29                  45,262
   134,447                 AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28                152,248
   115,373                 AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                         12/20/18-11/20/33                                                         128,567
     8,889                 AAA/Aaa       Government National Mortgage Association II, 6.5%, 8/20/28                 10,168
    39,175                 AAA/Aaa       Government National Mortgage Association II, 7.0%,
                                         5/20/26-1/20/31                                                            45,585
   365,662                 AAA/Aaa       Government National Mortgage Association, 4.5%,
                                         12/15/18-9/20/41                                                          398,329
   318,463                 AAA/Aaa       Government National Mortgage Association, 5.0%,
                                         7/15/17-9/15/33                                                           349,227
   379,592                 AAA/Aaa       Government National Mortgage Association, 5.5%,
                                         3/15/33-10/15/34                                                          428,471
    84,516                 AAA/Aaa       Government National Mortgage Association, 5.72%, 10/15/29                  95,596
   678,779                 AAA/Aaa       Government National Mortgage Association, 6.0%,
                                         8/15/13-8/15/34                                                           766,791
   433,909                 AAA/Aaa       Government National Mortgage Association, 6.5%,
                                         4/15/17-12/15/32                                                          499,841
   206,882                 AAA/Aaa       Government National Mortgage Association, 7.0%,
                                         1/15/26-5/15/32                                                           241,205
    25,275                 AAA/Aaa       Government National Mortgage Association, 7.5%,
                                         10/15/22-1/15/32                                                           28,062
       873                 AAA/Aaa       Government National Mortgage Association, 8.0%, 8/20/25                     1,042
 2,898,911   0.68          NR/NR         Government National Mortgage Association, Floating Rate Note,
                                         11/16/51 (c)                                                              132,744
   160,546                 AA-/Aaa       New Valley Generation I, 7.299%, 3/15/19                                  194,060
   250,000                 AA+/Aaa       U.S. Treasury Notes, 0.25%, 10/31/13                                      250,078
   250,000                 AA+/Aaa       U.S. Treasury Notes, 1.5%, 6/30/16                                        258,535
   600,000                 AA+/Aaa       U.S. Treasury Notes, 4.375%, 5/15/41                                      781,781
   500,000                 AA+/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36                                        654,297
                                                                                                               -----------
                                                                                                               $ 7,886,241
                                                                                                               -----------
                                         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                         (Cost $7,056,980)                                                     $ 7,886,241
                                                                                                               -----------
                                         MUNICIPAL BONDS - 5.9%
                                         Municipal Airport - 0.2%
    75,000                 BBB/Baa2      Indianapolis Airport Authority, 5.1%, 1/15/17                         $    84,478
                                                                                                               -----------
                                         Municipal Development - 0.4%
   135,000                 BBB/Baa3      Selma Industrial Development Board, 5.8%, 5/1/34                      $   139,261
                                                                                                               -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Municipal General - 0.8%
    75,000                 A+/A1         New Jersey Transport Trust Fund Authority, 5.5%, 6/15/41              $    82,606
   100,000                 AA+/Aa1       State of Washington, 5.0%, 7/1/18                                         122,622
    50,000                 AA+/Aa1       State of Washington, 5.0%, 8/1/39                                          54,279
                                                                                                               -----------
    25,000                 AAA/Aa1       New York City Transitional Finance Authority, 5.0%, 11/1/33                27,351
                                                                                                               -----------
                                                                                                               $   286,858
                                                                                                               -----------
                                         Municipal Higher Education - 3.1%
   150,000                 AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%,
                                         7/1/40                                                                $   164,171
    35,000                 AAA/Aaa       Houston Texas Higher Education Finance Corp., 4.5%, 11/15/37               35,981
    75,000                 AAA/Aaa       Houston Texas Higher Education Finance Corp., 5.0%, 5/15/40                82,817
    70,000                 AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                   78,616
    75,000                 AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 5.5%,
                                         7/1/32                                                                    100,654
    60,000                 AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 6.0%,
                                         7/1/36                                                                     70,597
   170,000                 AAA/Aaa       Missouri State Health & Educational Facilities, 5.0%, 11/15/39            187,906
    65,000                 AAA/Aaa       New York State Dormitory Authority, 5.0%, 10/1/41                          72,920
    25,000                 AA/Aa1        New York State Dormitory Authority, 5.0%, 7/1/35                           27,314
   200,000                 AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                          218,650
    50,000                 AA/Aa1        New York State Dormitory Authority, 5.0%, 7/1/40                           54,439
    50,000                 AAA/Aaa       Texas A&M University, 5.0%, 7/1/30                                         58,902
                                                                                                               -----------
                                                                                                               $ 1,152,967
                                                                                                               -----------
                                         Municipal Medical - 0.1%
    50,000                 AA-/A1        Massachusetts Development Finance Agency, 5.25%, 4/1/37               $    53,473
                                                                                                               -----------
                                         Municipal Pollution - 0.3%
    60,000                 BBB+/Baa1     County of Sweetwater Wyoming, 5.6%, 12/1/35                           $    60,055
    60,000                 BBB/Baa3      Courtland Industrial Development Board, 5.0%, 8/1/27                       59,901
                                                                                                               -----------
                                                                                                               $   119,956
                                                                                                               -----------
                                         Municipal Transportation - 0.1%
    50,000                 AA/Aa2        Harris County Metropolitan Transit Authority, 5.0%, 11/1/41           $    54,073
                                                                                                               -----------
                                         Municipal Water - 0.9%
    25,000                 AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/35                       $    27,957
   150,000                 AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/41                           166,635
    40,000                 AAA/Aaa       Greater Chicago Metropolitan Water Reclamation District, 5.0%,
                                         12/1/30                                                                    45,314
    35,000                 AAA/Aaa       Greater Chicago Metropolitan Water Reclamation District, 5.0%,
                                         12/1/32                                                                    39,025
    50,000                 AAA/Aa2       Hampton Roads Sanitation District, 5.0%, 4/1/38                            53,366
                                                                                                               -----------
                                                                                                               $   332,297
                                                                                                               -----------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $2,038,424)                                                     $ 2,223,363
                                                                                                               -----------
                                         SENIOR FLOATING RATE LOAN INTERESTS - 12.5%**
                                         Energy - 0.3%
                                         Oil & Gas Refining & Marketing - 0.3%
   106,851    4.25         NR/Ba2        Pilot Travel Centers LLC, Initial Tranche B Term Loan, 3/30/18        $   106,901
                                                                                                               -----------
                                         Total Energy                                                          $   106,901
                                                                                                               -----------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Materials - 1.0%
                                         Diversified Chemical - 0.2%
    35,714   7.50          NR/NR         Ineos U.S. Finance Corp., Senior Credit Facility Term B2, 12/16/12    $    36,562
    35,172   8.00          NR/NR         Ineos U.S. Finance Corp., Senior Credit Facility Term C2, 12/16/14         36,007
                                                                                                               -----------
                                                                                                               $    72,569
                                                                                                               -----------
                                         Paper Packaging - 0.4%
   151,450   2.75          BB/Ba2        Graphic Packaging International, Inc., Incremental Term Loan,
                                         5/16/14                                                               $   151,498
                                                                                                               -----------
                                         Precious Metals & Minerals - 0.4%
   139,500   5.25          NR/NR         Fairmount Minerals, Ltd., Tranche B Term Loan, 3/15/17                $   139,500
                                                                                                               -----------
                                         Total Materials                                                       $   363,567
                                                                                                               -----------
                                         Commercial Services & Supplies - 0.4%
                                         Environmental & Facilities Services - 0.4%
   172,704   2.00          D/B2          Synagro Technologies, Inc., 1st Lien Term Loan, 4/2/14                $   148,417
                                                                                                               -----------
                                         Total Commercial Services & Supplies                                  $   148,417
                                                                                                               -----------
                                         Transportation - 0.2%
                                         Air Freight & Couriers - 0.2%
    19,383   5.37          NR/NR         CEVA Group Plc, Dollar Tranche B Pre-Funded Term Loan, 8/31/16        $    17,865
    25,103   5.43          NR/NR         CEVA Group Plc, EGL Tranche B Term Loan, 8/31/16                           22,750
    31,645   5.43          NR/B1         CEVA Group Plc, U.S. Tranche B Term Loan, 8/31/16                          29,166
                                                                                                               -----------
                                                                                                               $    69,781
                                                                                                               -----------
                                         Total Transportation                                                  $    69,781
                                                                                                               -----------
                                         Automobiles & Components - 1.7%
                                         Auto Parts & Equipment - 1.2%
   139,130   2.50          B+/B2         Allison Transmission, Term Loan, 8/7/14                               $   136,149
    36,412   1.94          NR/NR         Federal Mogul Corp., Tranche C Term Loan, 12/28/15                         33,788
    71,368   1.94          NR/NR         Federal Mogul Corp., Tranche B Term Loan, 12/29/14                         66,224
   224,751   3.00          NR/NR         Pinafore LLC, Term B-1 Loan, 9/21/16                                      224,400
                                                                                                               -----------
                                                                                                               $   460,561
                                                                                                               -----------
                                         Tires & Rubber - 0.5%
   205,000   1.50          BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14               $   198,338
                                                                                                               -----------
                                         Total Automobiles & Components                                        $   658,899
                                                                                                               -----------
                                         Consumer Services - 0.6%
                                         Restaurants - 0.6%
   239,375   3.00          BB+/Ba2       Burger King Holdings, Inc., Tranche B Term Loan, 10/19/16             $   235,735
                                                                                                               -----------
                                         Total Consumer Services                                               $   235,735
                                                                                                               -----------
                                         Media - 1.5%
                                         Broadcasting - 0.4%
   174,829   4.55          B/Baa2        Univision Communications, Inc., Extended 1st Lien Term Loan,
                                         3/31/17                                                               $   156,527
                                                                                                               -----------
                                         Movies & Entertainment - 0.7%
   182,263   3.50          NR/NR         Cinedigm Digital Funding, Term Loan, 4/29/16                          $   175,884
    98,250   4.50          B+/NR         Live Nation Entertainment, Term B Loan, 11/7/16                            97,922
                                                                                                               -----------
                                                                                                               $   273,806
                                                                                                               -----------
                                         Publishing - 0.4%
   148,131   3.25          NR/NR         Interactive Data Corp., Term B Loan, 2/11/18                          $   146,896
                                                                                                               -----------
                                         Total Media                                                           $   577,229
                                                                                                               -----------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Household & Personal Products - 0.6%
                                         Personal Products - 0.6%
   215,357   4.25          BB-/Ba1       NBTY, Inc., Term B-1 Loan, 10/1/17                                    $   213,580
                                                                                                               -----------
                                         Total Household & Personal Products                                   $   213,580
                                                                                                               -----------
                                         Health Care Equipment & Services - 2.5%
                                         Health Care Facilities - 0.9%
    30,953   3.25          BB+/Ba2       HCA Holdings, Inc., Tranche B-3 Term Loan, 5/1/18                     $    29,334
    74,231   3.25          BB+/Ba2       HCA, Inc., Tranche B-2 Term Loan, 3/31/17                                  70,612
   227,969   3.75          NR/NR         Universal Health Services, Inc., Tranche B Term Loan 2011,
                                         11/15/16                                                                  227,882
                                                                                                               -----------
                                                                                                               $   327,828
                                                                                                               -----------
                                         Health Care Services - 0.5%
   189,191   2.25          NR/NR         Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14            $   182,491
                                                                                                               -----------
                                         Health Care Supplies - 0.5%
   151,577   3.83          BB-/B1        Bausch & Lomb, Inc., Parent Term Loan, 4/24/15                        $   148,451
    36,990   3.55          BB-/B1        Bausch & Lomb, Inc., Delayed Draw Term Loan, 4/24/15                       36,227
                                                                                                               -----------
                                                                                                               $   184,678
                                                                                                               -----------
                                         Health Care Technology - 0.6%
   245,628   3.25          NR/NR         IMS Health, Inc., Tranche B Dollar Term Loan, 8/26/17                 $   245,321
                                                                                                               -----------
                                         Total Health Care Equipment & Services                                $   940,318
                                                                                                               -----------
                                         Diversified Financials - 0.8%
                                         Investment Banking & Brokerage - 0.2%
    95,387   3.75          B+/Ba2        LPL Holdings, Inc., 2017 Term Loan, 6/28/17                           $    95,625
                                                                                                               -----------
                                         Specialized Finance - 0.6%
   213,979   2.75          BBB-/Ba2      MSCI, Inc., Term B-1 Loan, 3/14/17                                    $   215,718
                                                                                                               -----------
                                         Total Diversified Financials                                          $   311,343
                                                                                                               -----------
                                         Insurance - 0.7%
                                         Insurance Brokers - 0.7%
    49,437   3.08          B/NR          HUB International Holdings, Delayed Draw Term Loan, 6/13/14           $    47,460
   219,925   3.08          B/NR          HUB International Holdings, Initial Term Loan, 6/13/14                    211,128
                                                                                                               -----------
                                                                                                               $   258,588
                                                                                                               -----------
                                         Total Insurance                                                       $   258,588
                                                                                                               -----------
                                         Software & Services - 1.2%
                                         Data Processing & Outsourced Services - 0.7%
   214,286   3.25          BBB-/Ba1      Fidelity National, Inc., Term B Loan, 7/18/16                         $   214,767
     4,745   3.04          BB-/B1        First Data Corp., 2018 Dollar Term Loan, 9/24/14                            4,293
    44,590   4.29          BB-/B1        First Data Corp., Non Extending B-2 Term Loan, 3/24/18                     37,511
                                                                                                               -----------
                                                                                                               $   256,571
                                                                                                               -----------
                                         IT Consulting & Other Services - 0.4%
   142,625   1.75          BB/Ba3        Sungard Data Systems, Inc., Tranche A U.S. Term Loan, 2/28/14         $   139,357
                                                                                                               -----------
                                         Systems Software - 0.1%
    28,993   2.75          BB-/Ba2       Reynolds & Reynolds Co., Tranche B Term Loan, 4/1/18                  $    28,891
                                                                                                               -----------
                                         Total Software & Services                                             $   424,819
                                                                                                               -----------
                                         Telecommunication Services - 0.6%
                                         Integrated Telecommunication Services - 0.4%
    11,112   3.00          NR/NR         Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                      $    11,024


18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                         Integrated Telecommunication Services - (continued)
   129,355   3.00          NR/NR         Telesat Canada, Inc., U.S. Term II Loan, 10/31/14                     $   128,331
                                                                                                               -----------
                                                                                                               $   139,355
                                                                                                               -----------
                                         Wireless Telecommunication Services - 0.2%
    90,000   3.39          B/B3          Intelsat Jackson Holdings, Ltd., Unsecured Term Loan, 2/1/14          $    85,905
                                                                                                               -----------
                                         Total Telecommunication Services                                      $   225,260
                                                                                                               -----------
                                         Utilities - 0.4%
                                         Electric Utilities - 0.4%
   234,193   4.50          BBB-/Ba1      Texas Competitive Electric Holdings Co. LLC,
                                         2017 Extending Term Loan, 10/10/17                                    $   149,103
                                                                                                               -----------
                                         Total Utilities                                                       $   149,103
                                                                                                               -----------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $4,733,084)                                                     $ 4,683,540
                                                                                                               -----------
                                         TOTAL INVESTMENT IN SECURITIES - 97.4%
                                         (Cost $34,919,869) (a)                                                $36,455,008
                                                                                                               -----------
                                         OTHER ASSETS AND LIABILITIES - 2.6%                                   $   977,005
                                                                                                               -----------
                                         TOTAL NET ASSETS - 100.0%                                             $37,432,013
                                                                                                               ===========

+      Amount rounds to less than 0.1%.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2011, the value of these securities amounted to $2,352,010 or 6.3% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $34,836,234 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an excess of
         value over tax cost                                                                $ 2,576,925
       Aggregate gross unrealized loss for all investments in which there is an excess of
         tax cost over value                                                                   (958,151)
                                                                                            -----------
       Net unrealized gain                                                                  $ 1,618,774
                                                                                            ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Interest only security for which the Portfolio receives interest on notional principal.

       Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 were as follows:

                                                      Purchases         Sales
       Long-Term U.S. Government Securities          $ 7,419,975     $14,730,506
       Other Long-Term Securities                    $11,026,143     $38,367,080


The accompanying notes are an integral part of these financial statements.    19

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------


Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

       Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
       Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                                                  Level 1         Level 2       Level 3         Total
       Convertible Corporate Bonds               $      --      $   182,219       $--        $   182,219
       Preferred Stocks                            490,656           95,608        --            586,264
       Asset Backed Securities                          --        2,003,071        --          2,003,071
       Collateralized Mortgage Obligations              --        6,522,785        --          6,522,785
       Corporate Bonds                                  --       12,367,525        --         12,367,525
       U.S. Government Agency Obligations               --        7,886,241        --          7,886,241
       Municipal Bonds                                  --        2,223,363        --          2,223,363
       Senior Floating Rate Loan Interests              --        4,683,540        --          4,683,540
                                                 ---------      -----------       ---        -----------
       Total                                     $ 490,656      $35,964,352       $--        $36,455,008
                                                 =========      ===========       ===        ===========
       Other Financial Instruments*              $ (15,679)     $        --       $--        $   (15,679)
                                                 =========      ===========       ===        ===========

*      Other financial instruments include futures contracts.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                          Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                           12/31/11    12/31/10     12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period                        $ 11.84     $ 11.39      $ 10.24      $ 10.87      $ 10.72
                                                            -------     -------      -------      -------      -------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.61     $  0.57      $  0.60      $  0.56      $  0.54
 Net realized and unrealized gain (loss) on investments        0.03        0.46         1.15        (0.62)        0.14
                                                            -------     -------      -------      -------      -------
    Net increase (decrease) from investment operations      $  0.64     $  1.03      $  1.75      $ (0.06)     $  0.68
Distributions to shareowners:
 Net investment income                                        (0.59)      (0.58)       (0.60)       (0.57)       (0.53)
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.05     $  0.45      $  1.15      $ (0.63)     $  0.15
                                                            -------     -------      -------      -------      -------
Net asset value, end of period                              $ 11.89     $ 11.84      $ 11.39      $ 10.24      $ 10.87
                                                            =======     =======      =======      =======      =======
Total return*                                                  5.53%       9.21%       17.58%       (0.64)%       6.55%
Ratio of net expenses to average net assets+                   0.62%       0.62%        0.62%        0.62%        0.62%
Ratio of net investment income to average net assets+          5.12%       4.83%        5.53%        5.24%        4.82%
Portfolio turnover rate                                          38%         51%          42%          54%          53%
Net assets, end of period (in thousands)                    $33,151     $39,247      $40,031      $38,770      $45,563
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                  0.86%       0.74%        0.76%        0.76%        0.78%
 Net investment income                                         4.88%       4.71%        5.39%        5.09%        4.66%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                          Year Ended  Year Ended   Year Ended   Year Ended     11/9/07 (a)
                                                           12/31/11    12/31/10     12/31/09     12/31/08      to 12/31/07
Class II
Net asset value, beginning of period                        $11.84      $ 11.39      $ 10.24      $ 10.87        $ 10.79
                                                            ------      -------      -------      -------        -------
Net increase (decrease) from investment operations:
 Net investment income                                      $ 0.58      $  0.54      $  0.57      $  0.54        $  0.06
 Net realized and unrealized gain (loss) on investments       0.05         0.46         1.16        (0.63)          0.09
                                                            ------      -------      -------      -------        -------
    Net increase (decrease) from investment operations      $ 0.63      $  1.00      $  1.73      $ (0.09)       $  0.15
Distributions to shareowners:
 Net investment income                                       (0.57)       (0.55)       (0.58)       (0.54)         (0.07)
                                                            ------      -------      -------      -------        -------
Net increase (decrease) in net asset value                  $ 0.06      $  0.45      $  1.15      $ (0.63)       $  0.08
                                                            ------      -------      -------      -------        -------
Net asset value, end of period                              $11.90      $ 11.84      $ 11.39      $ 10.24        $ 10.87
                                                            ======      =======      =======      =======        =======
Total return*                                                 5.37%        8.94%       17.29%       (0.88)%         1.39%(b)
Ratio of net expenses to average net assets                   0.87%        0.87%        0.87%        0.87%          0.86%**
Ratio of net investment income to average net assets          4.63%        4.57%        5.27%        5.00%          4.07%**
Portfolio turnover rate                                         38%          51%          42%          54%            53%(b)
Net assets, end of period (in thousands)                    $4,281      $35,854      $32,021      $24,093        $21,412
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                 1.04%        0.99%        1.01%        1.02%          0.98%**
 Net investment income                                        4.46%        4.45%        5.13%        4.85%          3.95%**

(a)   Class II shares commenced operations on November 9, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


22    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (cost $34,919,869)                             $36,455,008
 Cash                                                                        853,619
 Futures Collateral                                                           19,180
 Receivables --
    Investment securities sold                                                 2,900
    Portfolio shares sold                                                    246,682
    Interest                                                                 325,427
 Other                                                                           783
                                                                         -----------
  Total assets                                                           $37,903,599
                                                                         -----------
LIABILITIES:
 Payables --
    Investment securities purchased                                      $   401,443
    Portfolio shares repurchased                                               4,474
    Variation margin                                                           3,688
 Due to affiliates                                                             1,384
 Due to adviser                                                                3,474
 Accrued expenses                                                             57,123
                                                                         -----------
  Total liabilities                                                      $   471,586
                                                                         -----------
NET ASSETS:
 Paid-in capital                                                         $32,990,765
 Undistributed net investment income                                         299,233
 Accumulated net realized gain on investments and futures contracts        2,622,555
 Net unrealized gain on investments                                        1,535,139
 Net unrealized loss on futures contracts                                    (15,679)
                                                                         -----------
  Total net assets                                                       $37,432,013
                                                                         ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $33,150,799/2,787,892 shares)                         $     11.89
                                                                         ===========
 Class II (based on $4,281,214/359,615 shares)                           $     11.90
                                                                         ===========


The accompanying notes are an integral part of these financial statements.    23

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/11


INVESTMENT INCOME:
 Dividends                                                                              $    16,096
 Interest                                                                                 2,790,324
 Income from securities loaned, net                                                              63
                                                                                        -----------
  Total investment income                                                                                 $ 2,806,483
                                                                                                          -----------
EXPENSES:
 Management fees                                                                        $   247,595
 Transfer agent fees
   Class I                                                                                    1,500
   Class II                                                                                   1,500
 Distribution fees
   Class II                                                                                  37,971
 Administrative reimbursement                                                                14,498
 Custodian fees                                                                              16,784
 Professional fees                                                                           56,216
 Printing expense                                                                            16,872
 Fees and expenses of nonaffiliated Trustees                                                  7,299
 Miscellaneous                                                                               51,126
                                                                                        -----------
  Total expenses                                                                                          $   451,361
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                            (105,819)
                                                                                                          -----------
  Net expenses                                                                                            $   345,542
                                                                                                          -----------
   Net investment income                                                                                  $ 2,460,941
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
 Net realized gain on:
   Investments                                                                          $ 2,671,956
   Class action                                                                               1,291
   Futures contracts                                                                        305,452       $ 2,978,699
                                                                                        -----------       -----------
 Change in net unrealized loss on:
   Investments                                                                          $(2,398,431)
   Futures contracts                                                                        (75,616)      $(2,474,047)
                                                                                        -----------       -----------
 Net gain on investments and futures contracts                                                            $   504,652
                                                                                                          -----------
 Net increase in net assets resulting from operations                                                     $ 2,965,593
                                                                                                          ===========


24    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                 Year Ended        Year Ended
                                                                                  12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                           $  2,460,941      $  3,600,781
Net realized gain on investments and futures contracts                             2,978,699         1,149,183
Change in net unrealized gain (loss) on investments and futures contracts         (2,474,047)        1,866,431
                                                                                ------------      ------------
  Net increase in net assets resulting from operations                          $  2,965,593      $  6,616,395
                                                                                ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.59 and $0.58 per share, respectively)                             $ (1,707,053)     $ (1,934,621)
  Class II ($0.57 and $0.55 per share, respectively)                                (699,334)       (1,763,594)
                                                                                ------------      ------------
    Total distributions to shareowners                                          $ (2,406,387)     $ (3,698,215)
                                                                                ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $ 11,923,947      $ 37,719,351
Reinvestment of distributions                                                      2,406,387         3,698,215
Cost of shares repurchased                                                       (49,558,520)      (44,286,926)
                                                                                ------------      ------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                $(35,228,186)     $ (2,869,360)
                                                                                ------------      ------------
  Net increase (decrease) in net assets                                         $(34,668,980)     $     48,820
NET ASSETS:
Beginning of year                                                                 72,100,993        72,052,173
                                                                                ------------      ------------
End of year                                                                     $ 37,432,013      $ 72,100,993
                                                                                ============      ============
Undistributed net investment income                                             $    299,233      $        612
                                                                                ============      ============


                                      '11 Shares       '11 Amount         '10 Shares       '10 Amount
CLASS I
Shares sold                             354,157       $  4,224,938           264,831      $  3,105,500
Reinvestment of distributions           143,228          1,707,053           164,145         1,934,621
Less shares repurchased                (770,820)        (9,190,427)         (881,407)      (10,364,204)
                                       --------       ------------          --------      ------------
  Net decrease                         (273,435)      $ (3,258,436)         (452,431)     $ (5,324,083)
                                       ========       ============          ========      ============
CLASS II
Shares sold                             648,291       $  7,699,009         2,965,141      $ 34,613,851
Reinvestment of distributions            58,744            699,334           149,605         1,763,594
Less shares repurchased              (3,375,518)       (40,368,093)       (2,897,484)      (33,922,722)
                                     ----------       ------------        ----------      ------------
  Net increase (decrease)            (2,668,483)      $(31,969,750)          217,262      $  2,454,723
                                       ========       ============          ========      ============


The accompanying notes are an integral part of these financial statements.    25

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for
Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2011, there were no securities that were valued using fair value methods (other than

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Portfolio reclassified $244,067 to increase undistributed net investment income, $94,790 to decrease accumulated net realized gain and $149,277 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

--------------------------------------------------------------------------------
                                                     2011              2010
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                 $2,406,387        $3,698,215
                                                  ----------        ----------
    Total distributions                           $2,406,387        $3,698,215
                                                  ==========        ==========
  Distributable Earnings:
  Undistributed ordinary income                   $  215,598
  Undistributed long-term gain                     2,606,876
  Net unrealized gain                              1,618,774
                                                  ----------
    Total                                         $4,441,248
                                                  ==========

--------------------------------------------------------------------------------


   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax adjustments relating to the tax treatment of premium and amortization and the mark-to-market of futures contracts.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the period, the Portfolio recognized gains of $1,291 in settlement of

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                               (continued)
--------------------------------------------------------------------------------


   class action lawsuits from several different companies, as reflected on the Statement of Operations.

   The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Risks
   At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended December 31, 2011 was 33.

   At December 31, 2011, open futures contracts were as follows:

--------------------------------------------------------------------------------
                           Number of
                           Contracts     Settlement                Unrealized
Type                      Long/(Short)      Month       Value      Gain/(Loss)
--------------------------------------------------------------------------------
 U.S. 10 Year Note            (17)           3/12     $2,229,125    $(22,328)
 U.S. 2 Year Note (CBT)       (10)           3/12      2,205,468        (469)
 U.S. Long Bond (CBT)          6             3/12        867,000       7,118
--------------------------------------------------------------------------------
                                                                    $(15,679)

--------------------------------------------------------------------------------

F. Securities Lending
   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2011, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,077 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2011.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $57 in distribution fees payable to PFD at December 31, 2011.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of December 31, 2011 were as follows:

----------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as Hedging         Asset Derivatives 2011         Liabilities Derivatives 2011
 Instruments Under               -------------------------------------------------------------
 Accounting Standards                Balance                         Balance
 Codification (ASC) 815          Sheet Location   Value           Sheet Location      Value
----------------------------------------------------------------------------------------------
 Interest Rate Futures*          Receivables       $--            Payables           $15,679
----------------------------------------------------------------------------------------------
 Total

----------------------------------------------------------------------------------------------

* Reflects the unrealized depreciation on futures contracts (see Note 1E). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                               (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

-----------------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as Hedging                                                             Change in Unrealized
 Instruments Under           Location of Gain or (Loss)    Realized Gain or (Loss)      Gain or (Loss)
 Accounting Standards              on Derivatives               on Derivatives          on Derivatives
 Codification (ASC) 815         Recognized in Income         Recognized in Income    Recognized in Income
-----------------------------------------------------------------------------------------------------------
 Interest Rate Futures      Net realized gain on futures           $305,452
                            contracts

 Interest Rate Futures      Change in unrealized loss on                                  $(75,616)
                            futures contracts

----------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                             /s/ Ernst & Young LLP


Boston, Massachusetts
February 14, 2012

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 84.97%.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------


Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Portfolio's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Portfolio's benchmark index. The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------


Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.


--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------

                     POSITION HELD     LENGTH OF SERVICE                                                        OTHER DIRECTORSHIPS
NAME AND AGE         WITH THE TRUST    AND TERM OF OFFICE      PRINCIPAL OCCUPATION                             HELD BY THIS OFFICER
John F. Cogan, Jr.   Chairman of       Trustee since 1994.     Non-Executive Chairman and a director of         None
(85)*                the               Serves until a          Pioneer Investment Management USA Inc.
                     Board,            successor               ("PIM-USA"); Chairman and a director of
                     Trustee           trustee is elected or   Pioneer; Chairman and Director of Pioneer
                     and President     earlier                 Institutional Asset Management, Inc. (since
                                       retirement or           2006); Director of Pioneer Alternative
                                       removal.                Investment Management Limited (Dublin) (until
                                                               October 2011); President and a director of
                                                               Pioneer Alternative Investment Management
                                                               (Bermuda) Limited and affiliated funds; Deputy
                                                               Chairman and a director of Pioneer Global Asset
                                                               Management S.p.A. ("PGAM") (until April 2010);
                                                               Director of PIOGLOBAL Real Estate Investment
                                                               Fund (Russia) (until June 2006); Director of
                                                               Nano-C, Inc. (since 2003); Director of Cole
                                                               Management Inc. (2004 - 2011); Director of
                                                               Fiduciary Counseling, Inc. (until December
                                                               2001); President and Director of Pioneer Funds
                                                               Distributor, Inc. ("PFD") (until May 2006);
                                                               President of all of the Pioneer Funds; and Of
                                                               Counsel, Wilmer Cutler Pickering Hale and Dorr
                                                               LLP
====================================================================================================================================
Daniel K.            Trustee and       Trustee since 2007.     Director, CEO and President of PIM-USA (since    None
Kingsbury            Executive         Serves until a          February 2007); Director and President of
(53)*                Vice              successor               Pioneer and Pioneer Institutional Asset
                     President         trustee is elected      Management, Inc. (since February 2007);
                                       or earlier              Executive Vice President of all of the Pioneer
                                       retirement or           Funds (since March 2007); Director of PGAM
                                       removal.                (2007 - 2010); Head of New Europe Division,
                                                               PGAM (2000 - 2005); and Head
                                                               of New Markets Division, PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                          OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE   PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
David R. Bock (68)     Trustee          Trustee since 2005.  Managing Partner, Federal City        Director of Enterprise
                                        Serves until a       Capital Advisors (corporate           Community Investment, Inc.
                                        successor trustee    advisory services company) (1997 -    (privately held affordable
                                        is elected or        2004 and 2008 - present); Interim     housing finance company) (1985
                                        earlier retirement   Chief Executive Officer, Oxford       - 2010); Director of Oxford
                                        or removal.          Analytica, Inc. (privately held       Analytica, Inc. (2008 -
                                                             research and consulting company)      present); Director of The
                                                             (2010); Executive Vice President      Swiss Helvetia Fund, Inc.
                                                             and Chief Financial Officer,          (closed-end fund) (2010 -
                                                             I-trax, Inc. (publicly traded         present); and Director of New
                                                             health care services company) (2004   York Mortgage Trust (publicly
                                                             - 2007); and Executive Vice           traded mortgage REIT) (2004 -
                                                             President and Chief Financial         2009, 2012 - present)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002)
====================================================================================================================================
Mary K. Bush (63)      Trustee          Trustee since 2000.  Chairman, Bush International, LLC     Director of Marriott
                                        Serves until a       (international financial advisory     International, Inc. (2008 -
                                        successor trustee    firm) (1991 - present); Senior        present); Director of Discover
                                        is elected or        Managing Director, Brock Capital      Financial Services (credit
                                        earlier retirement   Group, LLC (strategic business        card issuer and electronic
                                        or removal.          advisors) (2010 - present);           payment services) (2007 -
                                                             Managing Director, Federal Housing    present); Former Director of
                                                             Finance Board (oversight of Federal   Briggs & Stratton Co. (engine
                                                             Home Loan Bank system) (1989 -        manufacturer) (2004 - 2009);
                                                             1991); Vice President and Head of     Former Director of UAL
                                                             International Finance, Federal        Corporation (airline holding
                                                             National Mortgage Association (1988   company) (2006 - 2010);
                                                             - 1989); U.S. Alternate Executive     Director of ManTech
                                                             Director, International Monetary      International Corporation
                                                             Fund (1984 - 1988); Executive         (national security, defense,
                                                             Assistant to Deputy Secretary of      and intelligence technology
                                                             the U.S. Treasury, U.S. Treasury      firm) (2006 - present);
                                                             Department (1982 - 1984); and Vice    Member, Board of Governors,
                                                             President and Team Leader in          Investment Company Institute
                                                             Corporate Banking, Bankers Trust      (2007 - present); Member,
                                                             Co. (1976 - 1982)                     Board of Governors,
                                                                                                   Independent Directors Council
                                                                                                   (2007 - present); Former
                                                                                                   Director of Brady Corporation
                                                                                                   (2000 - 2007); Former Director
                                                                                                   of Mortgage Guaranty Insurance
                                                                                                   Corporation (1991 - 2006);
                                                                                                   Former Director of Millennium
                                                                                                   Chemicals, Inc. (commodity
                                                                                                   chemicals) (2002 - 2005);
                                                                                                   Former Director, R.J. Reynolds
                                                                                                   Tobacco Holdings, Inc.
                                                                                                   (tobacco) (1999 - 2005); and
                                                                                                   Former Director of Texaco,
                                                                                                   Inc. (1997 - 2001)
====================================================================================================================================
Benjamin M. Friedman   Trustee          Trustee since 2008.  William Joseph Maier Professor of     Trustee, Mellon Institutional
(67)                                    Serves until a       Political Economy, Harvard            Funds Investment Trust and
                                        successor trustee    University (1972 - present)           Mellon Institutional Funds
                                        is elected or                                              Master Portfolio (oversaw 17
                                        earlier retirement                                         portfolios in fund complex)
                                        or removal.                                                (1989 - 2008)
====================================================================================================================================

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                          OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE   PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
Margaret B.W. Graham   Trustee          Trustee since 2000.  Founding Director, Vice President     None
(64)                                    Serves until a       and Corporate Secretary, The
                                        successor trustee    Winthrop Group, Inc. (consulting
                                        is elected or        firm) (1982 - present); Desautels
                                        earlier retirement   Faculty of Management, McGill
                                        or removal.          University (1999 - present); and
                                                             Manager of Research Operations and
                                                             Organizational Learning, Xerox
                                                             PARC, Xerox's Advance Research
                                                             Center (1990 - 1994)
====================================================================================================================================
Thomas J. Perna (61)   Trustee          Trustee since 2006.  Chairman and Chief Executive          Director, Broadridge Financial
                                        Serves until a       Officer, Quadriserv, Inc.             Solutions, Inc. (investor
                                        successor trustee    (technology products for securities   communications and securities
                                        is elected or        lending industry) (2008 - present);   processing provider for
                                        earlier retirement   private investor (2004 - 2008); and   financial services industry)
                                        or removal.          Senior Executive Vice President,      (2009 - present); and
                                                             The Bank of New York (financial and   Director, Quadriserv, Inc.
                                                             securities services) (1986 - 2004)    (2005 - present)
====================================================================================================================================
Marguerite A. Piret    Trustee          Trustee since 1995.  President and Chief Executive         Director of New America High
(63)                                    Serves until a       Officer, Newbury, Piret & Company,    Income Fund, Inc. (closed-end
                                        successor trustee    Inc. (investment banking firm)        investment company) (2004 -
                                        is elected or        (1981 - present)                      present); and member, Board of
                                        earlier                                                    Governors, Investment Company
                                        retirement or                                              Institute (2000 - 2006)
                                        removal.
====================================================================================================================================
Stephen K. West (83)   Trustee          Trustee since 2008.  Senior Counsel, Sullivan & Cromwell   Director, The Swiss Helvetia
                                        Serves until a       LLP (law firm) (1998 - present);      Fund, Inc. (closed-end
                                        successor trustee    and Partner, Sullivan & Cromwell      investment company); and
                                        is elected or        LLP (prior to 1998)                   Director, AMVESCAP, PLC
                                        earlier retirement                                         (investment manager) (1997 -
                                        or removal.                                                2005)
====================================================================================================================================

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trust Officers
--------------------------------------------------------------------------------

                        POSITION HELD    LENGTH OF SERVICE                                                      OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST   AND TERM OF OFFICE   PRINCIPAL OCCUPATION                              HELD BY THIS OFFICER
Christopher J. Kelley   Secretary        Since 2010. Serves   Vice President and Associate General Counsel of   None
(47)                                     at the discretion    Pioneer since January 2008 and Secretary of all
                                         of the Board.        of the Pioneer Funds since June 2010; Assistant
                                                              Secretary of all of the Pioneer Funds from
                                                              September 2003 to May 2010; and Vice President
                                                              and Senior Counsel of Pioneer from July 2002 to
                                                              December 2007
====================================================================================================================================
Carol B. Hannigan       Assistant        Since 2010. Serves   Fund Governance Director of Pioneer since         None
(50)                    Secretary        at the discretion    December 2006 and Assistant Secretary of all
                                         of the Board.        the Pioneer Funds since June 2010; Manager -
                                                              Fund Governance of Pioneer from December 2003
                                                              to November 2006; and Senior Paralegal of
                                                              Pioneer from January 2000 to November 2003
====================================================================================================================================
Thomas Reyes (49)       Assistant        Since 2010. Serves   Counsel of Pioneer since June 2007 and            None
                        Secretary        at the discretion    Assistant Secretary of all the Pioneer Funds
                                         of the Board.        since June 2010; and Vice President and Counsel
                                                              at State Street Bank from October 2004 to June
                                                              2007
====================================================================================================================================
Mark E. Bradley (52)    Treasurer        Since 2008. Serves   Vice President - Fund Accounting,                 None
                                         at the discretion    Administration and Controllership Services of
                                         of the Board.        Pioneer; Treasurer of all of the Pioneer Funds
                                                              since March 2008; Deputy Treasurer of Pioneer
                                                              from March 2004 to February 2008; and Assistant
                                                              Treasurer of all of the Pioneer Funds from
                                                              March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti        Assistant        Since 2000. Serves   Assistant Vice President - Fund Accounting,       None
(46)                    Treasurer        at the discretion    Administration and Controllership Services of
                                         of the Board.        Pioneer; and Assistant Treasurer of all of the
                                                              Pioneer Funds
====================================================================================================================================
Gary Sullivan (53)      Assistant        Since 2002. Serves   Fund Accounting Manager - Fund Accounting,        None
                        Treasurer        at the discretion    Administration and Controllership Services of
                                         of the Board.        Pioneer; and Assistant Treasurer of all of the
                                                              Pioneer Funds
====================================================================================================================================
David F. Johnson        Assistant        Since 2009. Serves   Fund Administration Manager - Fund Accounting,    None
(32)                    Treasurer        at the discretion    Administration and Controllership Services
                                         of the Board.        since November 2008; Assistant Treasurer of all
                                                              of the Pioneer Funds since January 2009; and
                                                              Client Service Manager - Institutional Investor
                                                              Services at State Street Bank from March 2003
                                                              to March 2007
====================================================================================================================================
Jean M. Bradley (59)    Chief            Since 2010. Serves   Chief Compliance Officer of Pioneer and of all    None
                        Compliance       at the discretion    the Pioneer Funds since March 2010; Director of
                        Officer          of the Board.        Adviser and Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior Compliance
                                                              Officer for Columbia Management Advisers, Inc.
                                                              from October 2003 to October 2005
====================================================================================================================================

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                                                                              45

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust
Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.



















                                                                   18656-06-0212


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Cullen Value VCT Portfolio -- Class II Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update                       2

  Comparing Ongoing Portfolio Expenses                   3

  Portfolio Management Discussion                        4

  Schedule of Investments                                7

  Financial Statements                                   9

  Notes to Financial Statements                         13

  Report of Independent Registered Public
    Accounting Firm                                     16

  Approval of Investment Advisory and
    Sub-Advisory Agreements                             17

  Trustees, Officers and Service Providers              20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                             72.8%
Depositary Receipts for International Stocks                   21.1%
Temporary Cash Investment                                       6.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                    21.5%
Industrials                                                    17.6%
Consumer Staples                                               16.7%
Telecommunication Services                                     10.1%
Information Technology                                          9.6%
Energy                                                          9.4%
Financials                                                      8.3%
Consumer Discretionary                                          5.9%
Materials                                                       0.9%

Five Largest Holdings
(As a percentage of equity holdings)*

1.   Unilever N.V.                                             4.28%
2.   ConocoPhillips, Inc.                                      4.28
3.   Chubb Corp.                                               4.24
4.   Kimberly Clark Corp.                                      4.24
5.   Kraft Foods, Inc.                                         4.21

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions
Net Asset Value per Share      12/31/11      12/31/10
Class II                        $10.77      $11.26

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)         Income         Capital Gains     Capital Gains
Class II                    $0.0815        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Pioneer Cullen Value
                   VCT Portfolio, Class II        S&P 500 Index
 3/05              10000                          10000
12/05              11056                          10721
12/06              12951                          12413
12/07              13780                          13094
12/08               9296                           8251
12/09              10758                          10435
12/10              11754                          12009
12/11              11324                          12260

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------

Life-of-Class
(3/18/05)                                          1.76%
5 Years                                           -2.65%
1 Year                                            -3.66%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

       Share Class                                       II
       -------------------------------------------------------
       Beginning Account Value on 7/1/11             $1,000.00
       Ending Account Value on 12/31/11              $  922.89
       Expenses Paid During Period*                  $    4.85

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

       Share Class                                       II
       -------------------------------------------------------
       Beginning Account Value on 7/1/11             $1,000.00
       Ending Account Value on 12/31/11              $1,020.16
       Expenses Paid During Period*                  $    5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Equity investments generally delivered modest returns at best during the 12 months ended December 31, 2011, after early optimism about the economy gave way to a series of concerns about the durability of the global recovery. In the following interview, James P. Cullen, President of Cullen Capital Management LLC, Pioneer Cullen Value VCT Portfolio's subadviser, discusses the factors that affected the performance of the Portfolio during the 12-month period ended December 31, 2011. Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2011?

A: Pioneer Cullen Value VCT Portfolio Class II shares returned -3.66% at net asset value during the 12 months ended December 31, 2011, while the Portfolio's benchmark, the Standard & Poor's 500 Index (S&P 500), returned 2.09%. During the same 12-month period, the average return of the 123 variable portfolios in Lipper's Large Cap Value Underlying Portfolios category was -1.85%

Q: How would you describe the market environment for equities during the 12 months ended December 31, 2011?

A: The 2011 calendar year saw a marked change in investor sentiment as the 12 months progressed. General confidence that both the global economy and the domestic economy were improving helped sustain a rally in the year's early months. However, a variety of concerns then started weighing on the market, starting in the spring of 2011 and persisting through the year's third calendar quarter (through the end of September). Evidence that the pace of domestic economic growth might be slowing appeared early on, and caught the attention of investors. However, the more significant issues worrying investors centered on the sovereign-debt crisis in Europe and its potential effects on the major European banks. Many observers worried that the European economy would fall back into recession and that the development could have a contagion effect on the global economy. Investors' concerns about Europe had a particularly strong effect on the performance of American Depository Receipts (ADRs) traded on U.S. stock exchanges. (ADRs are negotiable certificates that are denominated in the U.S. dollar and that represent a specified number of shares of stock of a foreign corporation.) ADRs sold off severely during the period, even in cases when the actual companies represented by specific ADRs produced good earnings results.

   The domestic equity market endured the greatest volatility in the third calendar quarter of 2011 (July 1 through September 30). In a general stock sell-off, the U.S. stock market saw an outflow of investor assets during that time frame. Equity mutual funds, for example, suffered a decline in total assets, while assets in bond funds increased. The market environment appeared to stabilize somewhat, however, in the final three months of 2011.

Q: What were some of the reasons behind the Portfolio's underperformance of the S&P 500 during the 12 months ended December 31, 2011?

A: Exposure to ADRs was the primary factor in the Portfolio's relative underperformance during the 12-month period. The Portfolio maintained a substantial weighting in ADRs of foreign corporations with healthy earnings prospects -- companies that we believed represented good investment values. On December 31, 2011, approximately 25% of the Portfolio's net assets were invested in ADRs. The ADRs tended to be of European corporations that are

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   major global competitors and that derive most of their earnings from operations outside Europe. Nevertheless, many of the ADRs suffered significant price losses during the 12-month period as investors fled from securities they believed exposed them to European debt problems. The cumulative negative effect of the Portfolio's ADR holdings held back relative performance, despite generally positive returns from the Portfolio's domestic stock holdings and the solid earnings results from most of the foreign companies represented by the Portfolio's ADRs. By the end of 2011, many of the ADRs were selling at significantly lower prices than their American counterparts with similar businesses and earnings. In pharmaceuticals, for example, the ADR of German corporation AG Bayer was selling at a price/earnings (P/E) ratio of about 9, and the ADR of Swiss company Novartis was selling at a P/E of about 10; while the stock of American corporation Bristol-Myers Squibb was selling at a P/E of about 15. The situation was the same in other industries and sectors outside of pharmaceuticals.

   While the Portfolio's exposure to ADRs resulted in underperformance in 2011, we retained the positions, believing the holdings continued to represent demonstrably good investment opportunities at very attractive price levels. We anticipate that as time progresses, the Portfolio's ADRs of globally oriented companies may be able to produce strong investment results. The Portfolio's positioning is consistent with our long-term investment discipline, which emphasizes fundamental analysis of individual stocks and which focuses on what we believe are higher-quality companies whose stock values appear inexpensive. We especially like to invest the Portfolio in stocks offering above-average dividend yields.

Q: What individual investments most affected the Portfolio's performance in 2011, both positively and negatively?

A: Portfolio holdings in U.S-based companies, most of which offered investors good dividends, generally performed well for the calendar year ended December 31, 2011. In health care, pharmaceuticals company Bristol-Myers Squibb rose by more than 35%, while Abbott Labs appreciated by more than 20%. The stocks of consumer staples companies Kraft Foods and Kimberly-Clark both saw gains of 20% or more, while telecom services companies Verizon and AT&T both registered double-digit gains. Other solid performers in the Portfolio included energy company ConocoPhillips; aerospace manufacturer Boeing; and insurance company Chubb. Canadian National Railway was another solid contributor to Portfolio returns, with a gain of more than 15%.

   As noted previously, the Portfolio's investments in ADRs provided generally disappointing results during the 12-month period, even when the corporations continued to deliver solid earnings. Individual ADRs that underperformed included German pharmaceutical company AG Bayer and Brazilian oil corporation Petrobras. The ADRs of ABB of Germany and Alstom of France, two global infrastructure development companies, also performed poorly.

Q: What is your investment outlook?

A: We think the Portfolio is very well positioned to take advantage of the longer-term opportunities we see in the market. Equities, which had been out of favor for a good portion of 2011, are selling at extremely attractive valuations at the start of 2012. The fundamentals underlying stocks also appear favorable. Corporate earnings are healthy, as cautious companies have strengthened their balance sheets by reducing debt while building up their cash positions.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11                           (continued)
--------------------------------------------------------------------------------

   While we do not think corporations are likely to go on a spending spree, as they might have during the speculative bubble leading up to the 2008 financial crisis, we do think they will gradually put their money to work in investments that can translate into further earnings gains.

   One key element needed for a prolonged stock market rally, in our view, is high confidence about the future. Confidence typically is slow to return following a severe economic disruption. However, we think we should begin to see greater confidence as evidence accumulates that the economic recovery is gathering strength. The domestic economy has been showing more strength of late, and some progress even has been made towards resolving the nagging European debt problems. While the looming 2012 U.S. elections are adding to the market's uncertainty, we believe both consumers and investors should begin to have greater confidence in the durability of the economy.

   We continue to believe in our value-oriented stock selection discipline for the Portfolio, which has built a solid record over time. The value investing style has been out of favor for much of the past two years, as more speculative stocks have tended to be the performance leaders. However, a look at the historical record suggests that now could be a good time to own a portfolio of higher-quality, low-priced stocks with good dividend yields.



   Please refer to the Schedule of Investments on pages 7 to 8 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

        Shares                                                Value
                 COMMON STOCKS - 92.9%
                 Energy - 8.7%
                 Integrated Oil & Gas - 8.7%
     84,900      ConocoPhillips, Inc.                  $  6,186,663
    209,900      Gazprom OAO (A.D.R.)                     2,241,942
     19,500      Petrochina Co., Ltd. (A.D.R.)            2,424,045
    108,600      Petroleo Brasileiro SA                   2,698,710
                                                       ------------
                                                       $ 13,551,360
                                                       ------------
                 Total Energy                          $ 13,551,360
                                                       ------------
                 Materials - 0.8%
                 Fertilizers & Agricultural Chemicals - 0.8%
     26,000      The Mosaic Co.                        $  1,311,180
                                                       ------------
                 Total Materials                       $  1,311,180
                                                       ------------
                 Capital Goods - 14.2%
                 Aerospace & Defense - 6.4%
     48,000      Boeing Co.                            $  3,520,800
    100,750      Exelis, Inc.                               911,788
     50,375      ITT Corp.                                  973,749
     62,500      United Technologies Corp.                4,568,125
                                                       ------------
                                                       $  9,974,462
                                                       ------------
                 Heavy Electrical Equipment - 3.1%
    185,000      ABB, Ltd.                             $  3,483,550
    443,100      Alstom SA                                1,307,145
                                                       ------------
                                                       $  4,790,695
                                                       ------------
                 Industrial Conglomerates - 3.0%
     57,900      3M Co.                                $  4,732,167
                                                       ------------
                 Industrial Machinery - 1.7%
    100,750      Xylem, Inc.                           $  2,588,268
                                                       ------------
                 Total Capital Goods                   $ 22,085,592
                                                       ------------
                 Transportation - 2.2%
                 Railroads - 2.2%
     50,000      Canadian Pacific Railway, Ltd.        $  3,383,500
                                                       ------------
                 Total Transportation                  $  3,383,500
                                                       ------------
                 Automobiles & Components - 1.8%
                 Auto Parts & Equipment - 1.8%
     43,800      BorgWarner, Inc.*                     $  2,791,812
                                                       ------------
                 Total Automobiles & Components        $  2,791,812
                                                       ------------
                 Media - 3.7%
                 Movies & Entertainment - 3.7%
    152,500      The Walt Disney Co.                   $  5,718,750
                                                       ------------
                 Total Media                           $  5,718,750
                                                       ------------
                 Food, Beverage & Tobacco - 11.6%
                 Agricultural Products - 1.0%
     56,600      Archer Daniels Midland Co.            $  1,618,760
                                                       ------------

Shares                                                        Value
                 Packaged Foods & Meats - 10.6%
    163,100      Kraft Foods, Inc.                     $  6,093,416
     71,700      Nestle SA (A.D.R.)                       4,137,807
    180,200      Unilever N.V.                            6,193,474
                                                       ------------
                                                       $ 16,424,697
                                                       ------------
                 Total Food, Beverage & Tobacco        $ 18,043,457
                                                       ------------
                 Household & Personal Products - 3.9%
                 Household Products - 3.9%
     83,300      Kimberly-Clark Corp.                  $  6,127,548
                                                       ------------
                 Total Household & Personal
                 Products                              $  6,127,548
                                                       ------------
                 Health Care Equipment & Services - 3.7%
                 Health Care Equipment - 3.7%
    128,000      Covidien, Ltd.                        $  5,761,280
                                                       ------------
                 Total Health Care Equipment
                 & Services                            $  5,761,280
                                                       ------------
                 Pharmaceuticals & Biotechnology - 16.3%
                 Pharmaceuticals - 16.3%
    101,600      Abbott Laboratories Co.               $  5,712,968
     28,900      Bayer AG (A.D.R.)                        1,843,820
    117,700      Bristol-Myers Squibb Co.                 4,147,748
     74,600      Johnson & Johnson Co.                    4,892,268
    150,100      Merck & Co., Inc.                        5,658,770
     55,450      Novartis AG (A.D.R.)*                    3,170,077
                                                       ------------
                                                       $ 25,425,651
                                                       ------------
                 Total Pharmaceuticals &
                 Biotechnology                         $ 25,425,651
                                                       ------------
                 Diversified Financials - 3.8%
                 Diversified Finance Services - 3.8%
     77,950      Citigroup, Inc.                       $  2,050,865
    115,100      JPMorgan Chase & Co.                     3,827,075
                                                       ------------
                                                       $  5,877,940
                                                       ------------
                 Total Diversified Financials          $  5,877,940
                                                       ------------
                 Insurance - 3.9%
                 Property & Casualty Insurance - 3.9%
     88,600      Chubb Corp.                           $  6,132,892
                                                       ------------
                 Total Insurance                       $  6,132,892
                                                       ------------
                 Software & Services - 3.3%
                 Systems Software - 3.3%
    198,300      Microsoft Corp.                       $  5,147,868
                                                       ------------
                 Total Software & Services             $  5,147,868
                                                       ------------
                 Technology Hardware & Equipment - 5.6%
                 Computer Hardware - 1.5%
     88,150      Hewlett-Packard Co.                   $  2,270,744
                                                       ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

Shares                                                             Value
                  Technology Distributors - 4.1%
      90,450      Arrow Electronics, Inc.*                  $  3,383,735
      99,400      Avnet, Inc.*                                 3,090,346
                                                            ------------
                                                            $  6,474,081
                                                            ------------
                  Total Technology Hardware
                  & Equipment                               $  8,744,825
                                                            ------------
                  Telecommunication Services - 9.4%
                  Integrated Telecommunication Services - 6.2%
    137,600       AT&T Corp.                                $  4,161,024
    134,700       Verizon Communications, Inc.                 5,404,164
                                                            ------------
                                                            $  9,565,188
                                                            ------------
                  Wireless Telecommunication Services - 3.2%
    178,600       Vodafone Group Plc (A.D.R.)               $  5,006,155
                                                            ------------
                  Total Telecommunication Services          $ 14,571,343
                                                            ------------
                  TOTAL COMMON STOCKS
                  (Cost $136,251,573)                       $144,674,998
                                                            ------------

 Principal
Amount ($)
                  TEMPORARY CASH INVESTMENTS - 6.0%
                  Repurchase Agreement - 6.0%
9,400,000         Deutsche Bank AG, 0.01%, dated
                  12/30/11, repurchase price of
                  $9,400,000 plus accrued interest on
                  1/3/12 collateralized by the following:
                   $4,906,777 U.S. Treasury Strip, 0.0%,
                    11/15/14 - 11/15/40
                   $4,710,218 U.S. Treasury Bond,
                    3.125 - 9.0%,
                    11/15/18 - 11/15/41                     $  9,400,000
                                                            ------------
                  TOTAL TEMPORARY CASH
                  INVESTMENTS
                  (Cost $9,400,000)                         $  9,400,000
                                                            ------------

 Principal
Amount ($)                                                         Value
                  TOTAL INVESTMENT IN SECURITIES - 98.9%
                  (Cost $145,651,573) (a)                   $154,074,998
                                                            ------------
                  OTHER ASSETS AND
                  LIABILITIES - 1.1%                        $  1,636,631
                                                            ------------
                  TOTAL NET ASSETS - 100.0%                 $155,711,629
                                                            ------------

(A.D.R.) American Depositary Receipt.
*        Non-income producing security.
(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $145,786,957 was as follows:

           Aggregate gross unrealized gain for all investments
            in which there is an excess of value over tax cost       $14,888,991
           Aggregate gross unrealized loss for all investments
            in which there is an excess of tax cost over value        (6,600,950)
                                                                      ----------
            Net unrealized gain                                       $8,288,041
                                                                      ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $70,084,651 and $21,744,735, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                             Level 1         Level 2     Level 3         Total
Common Stocks            $144,674,998     $        -        $-      $144,674,998
Repurchase Agreement                -      9,400,000         -         9,400,000
                         ------------     ----------        --      ------------
Total                    $144,674,998     $9,400,000        $-      $154,074,998
                         ============     ==========        ==      ============

8    The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year         Year        Year          Year           Year
                                                                  Ended        Ended       Ended         Ended          Ended
                                                                12/31/11     12/31/10     12/31/09      12/31/08       12/31/07
Class II
Net asset value, beginning of period                            $  11.26      $  10.37     $  9.03       $ 13.56       $ 12.85
                                                                --------      --------     -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $   0.12      $   0.08     $ (0.03)(b)   $  0.17       $  0.14
 Net realized and unrealized gain (loss) on investments            (0.53)         0.87        1.44         (4.54)         0.68
                                                                --------      --------     -------       -------       -------
  Net increase (decrease) from investment operations            $  (0.41)     $   0.95     $  1.41       $ (4.37)      $  0.82
Distributions to shareowners:
 Net investment income                                             (0.08)        (0.06)      (0.07)        (0.16)        (0.11)
 Net realized gain                                                    --            --          --          0.00(a)         --
                                                                --------      --------     -------       -------       -------
Net increase (decrease) in net asset value                      $  (0.49)     $   0.89     $  1.34       $ (4.53)      $  0.71
                                                                --------      --------     -------       -------       -------
Net asset value, end of period                                  $  10.77      $  11.26     $ 10.37       $  9.03       $ 13.56
                                                                ========      ========     =======       =======       =======
Total return*                                                      (3.66)%        9.26%      15.73%       (32.54)%        6.40%
Ratio of net expenses to average net assets+                        1.00%         1.00%       1.00%         1.00%         1.00%
Ratio of net investment income to average net assets+               1.48%         1.10%       1.36%         1.52%         1.43%
Portfolio turnover rate                                               18%           21%         21%           31%           17%
Net assets, end of period (in thousands)                        $155,712      $113,821     $68,132       $14,708       $20,560
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.04%         1.09%       1.20%         1.55%         1.32%
 Net investment income                                              1.44%         1.01%       1.16%         0.97%         1.11%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a)   Amount rounds to less than one cent per share.
(b) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $145,651,573)              $154,074,998
 Cash                                                           675,877
 Receivables --
 Portfolio shares sold                                          511,913
 Dividends                                                      495,624
 Interest                                                             5
 Other                                                            5,755
                                                           ------------
  Total assets                                             $155,764,172
                                                           ------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                              $        101
 Due to affiliates                                                8,201
 Audit fees                                                      33,176
 Accrued printing expense                                         6,646
 Accrued expenses                                                 4,419
                                                           ------------
  Total liabilities                                        $     52,543
                                                           ------------
NET ASSETS:
 Paid-in capital                                           $148,477,387
 Undistributed net investment income                          1,964,724
 Accumulated net realized loss on investments                (3,153,907)
 Net unrealized gain on investments                           8,423,425
                                                           ------------
  Total net assets                                         $155,711,629
                                                           ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $155,711,629 / 14,464,501 shares)      $      10.77
                                                           ============

10   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended 12/31/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $21,084)                                  $3,283,067
 Interest                                                                                   6,710
 Income from securities loaned, net                                                         5,191
                                                                                       ----------
   Total investment income                                                                              $  3,294,968
                                                                                                        ------------
EXPENSES:
 Management fees                                                                       $  930,491
 Transfer agent fees                                                                        1,500
 Distribution fees                                                                        332,318
 Administrative reimbursements                                                             38,794
 Custodian fees                                                                            12,035
 Professional fees                                                                         47,738
 Printing expense                                                                          13,426
 Fees and expenses of nonaffiliated trustees                                                7,524
 Miscellaneous                                                                              1,821
                                                                                       ----------
   Total expenses                                                                                       $  1,385,647
   Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                           (56,374)
                                                                                                        ------------
   Net expenses                                                                                         $  1,329,273
                                                                                                        ------------
    Net investment income                                                                               $  1,965,695
                                                                                                        ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                                                       $ (1,256,192)
                                                                                                        ------------
 Change in net unrealized gain on investments                                                           $ (6,078,301)
                                                                                                        ------------
 Net loss on investments                                                                                $ (7,334,493)
                                                                                                        ------------
 Net decrease in net assets resulting from operations                                                   $ (5,368,798)
                                                                                                        ============

The accompanying notes are an integral part of these financial statements.    11

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year Ended         Year Ended
                                                                                12/31/11           12/31/10
FROM OPERATIONS:
Net investment income                                                         $  1,965,695       $    947,494
Net realized gain (loss) on investments                                         (1,256,192)           764,256
Change in net unrealized gain (loss) on investments                             (6,078,301)         7,744,958
                                                                              ------------       ------------
  Net increase (decrease) in net assets resulting from operations             $ (5,368,798)      $  9,456,708
                                                                              ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.08 and $0.06 per share, respectively)                          $   (947,728)      $   (502,774)
                                                                              ------------       ------------
    Total distributions to shareowners                                        $   (947,728)      $   (502,774)
                                                                              ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 53,931,657       $ 39,273,488
Reinvestment of distributions                                                      947,728            502,774
Cost of shares repurchased                                                      (6,671,843)        (3,041,511)
                                                                              ------------       ------------
  Net increase in net assets resulting from Portfolio share transactions      $ 48,207,542       $ 36,734,751
                                                                              ------------       ------------
  Net increase in net assets                                                  $ 41,891,016       $ 45,688,685

NET ASSETS:
Beginning of year                                                              113,820,613         68,131,928
                                                                              ------------       ------------
End of year                                                                   $155,711,629       $113,820,613
                                                                              ============       ============
Undistributed net investment income                                           $  1,964,724       $    946,757
                                                                              ============       ============

                                                 '11 Shares      '11 Amount     '10 Shares       '10 Amount
CLASS II
Shares sold                                      4,868,925       $53,931,657     3,779,816       $39,273,488
Reinvestment of distributions                       83,500           947,728        51,461           502,774
Less shares repurchased                           (595,994)       (6,671,843)     (295,946)       (3,041,511)
                                                 ---------       -----------     ---------       -----------
  Net increase                                   4,356,431       $48,207,542     3,535,331       $36,734,751
                                                 =========       ===========     =========       ===========

12    The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

   The Fund elected to defer $3,018,523 in capital losses incurred between November 1, 2011 and December 31, 2011 to its fiscal year ending December 31, 2012.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

--------------------------------------------------------------------------------

                                                   2011            2010
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                             $  947,728        $502,774
                                             ----------        --------
   Total distributions                       $  947,728        $502,774
                                             ==========        ========
 Distributable Earnings:
 Undistributed ordinary income               $1,964,724
 Current year post-October loss deferred     (3,018,523)
 Unrealized appreciation                      8,288,041
                                             ----------
   Total                                     $7,234,242
                                             ==========

--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Risks
   Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E. Securities Lending
   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The

14
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Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2013, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the year ended December 31, 2011, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,948 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to PIMSS at December 31, 2011.

4. Distribution Plan
The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,128 in distribution fees payable to PFD at December 31, 2011.

                                                                              15
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Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Cullen Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Cullen Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cullen Value VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               [LOGO] Ernst & Young LLP

Boston, Massachusetts
February 14, 2012

16
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Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Cullen Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Cullen Capital Management, LLC (Cullen Capital) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Cullen Capital to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2011 and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's performance record and PIM's plan for

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Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

improving the Portfolio's performance. The Trustees agreed that they would closely monitor the implementation of PIM's plan for improving the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were comparable to or higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

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Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's
Investment Subadviser                                      operations. The Trustees and officers are listed below, together with
Cullen Capital Management LLC                              their principal occupations during at least the past five years.
                                                           Trustees who are interested persons of the Trust within the meaning of
Custodian                                                  the 1940 Act are referred to as Interested Trustees. Trustees who are
Brown Brothers Harriman & Co.                              not interested persons of the Trust are referred to as Independent
                                                           Trustees. Each of the Trustees, except Mr. West, serves as a trustee
Independent Registered Public Accounting Firm              of each of the 55 U.S. registered investment portfolios for which
Ernst & Young LLP                                          Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for
Principal Underwriter                                      which Pioneer serves as investment adviser. The address for all
Pioneer Funds Distributor, Inc.                            Trustees and all officers of the Trust is 60 State Street, Boston,
                                                           Massachusetts 02109.
Legal Counsel
Bingham McCutchen LLP                                      The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without
Shareowner Services and Transfer Agent                     charge, upon request, by calling 1-800-688-9915.
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
================================================================================
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(53)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
================================================================================

                                                                                                        OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION                                                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Non-Executive Chairman and a director of Pioneer Investment Management       None
                           USA Inc. ("PIM-USA"); Chairman and a director of Pioneer; Chairman and
                           Director of Pioneer Institutional Asset Management, Inc. (since 2006);
                           Director of Pioneer Alternative Investment Management Limited (Dublin)
                           (until October 2011); President and a director of Pioneer Alternative
                           Investment Management (Bermuda) Limited and affiliated funds; Deputy
                           Chairman and a director of Pioneer Global Asset Management S.p.A.
                           ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate Investment
                           Fund (Russia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                           Director of Cole Management Inc. (2004 - 2011); Director of Fiduciary
                           Counseling, Inc. (until December 2001); President and Director of Pioneer
                           Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the
                           Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
============================================================================================================================
Daniel K. Kingsbury        Director, CEO and President of PIM-USA (since February 2007); Director       None
(53)*                      and President of Pioneer and Pioneer Institutional Asset Management, Inc.
                           (since February 2007); Executive Vice President of all of the Pioneer Funds
                           (since March 2007); Director of PGAM (2007 - 2010); Head of New
                           Europe Division, PGAM (2000 - 2005); and Head of New Markets Division,
                           PGAM (2005 - 2007)
============================================================================================================================
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (68)     Trustee          Trustee since 2005. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
================================================================================
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
================================================================================
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves
(67)                                    until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
================================================================================


NAME AND AGE           PRINCIPAL OCCUPATION
David R. Bock (68)     Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 - 2004 and 2008 - present); Interim Chief Executive
                       Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer,
                       I-trax, Inc. (publicly traded health care services company) (2004 - 2007);
                       and Executive Vice President and Chief Financial Officer, Pedestal Inc.
                       (internet-based mortgage trading company) (2000 - 2002)
=======================================================================================================
Mary K. Bush (63)      Chairman, Bush International, LLC (international financial advisory firm)
                       (1991 - present); Senior Managing Director, Brock Capital Group, LLC
                       (strategic business advisors) (2010 - present); Managing Director, Federal
                       Housing Finance Board (oversight of Federal Home Loan Bank system)
                       (1989 - 1991); Vice President and Head of International Finance, Federal
                       National Mortgage Association (1988 - 1989); U.S. Alternate Executive
                       Director, International Monetary Fund (1984 - 1988); Executive Assistant
                       to Deputy Secretary of the U.S. Treasury, U.S. Treasury Department
                       (1982 - 1984); and Vice President and Team Leader in Corporate
                       Banking, Bankers Trust Co. (1976 - 1982)
=======================================================================================================
Benjamin M. Friedman   William Joseph Maier Professor of Political Economy, Harvard University
(67)                   (1972 - present)
=======================================================================================================

                       OTHER DIRECTORSHIPS
NAME AND AGE           HELD BY THIS TRUSTEE
David R. Bock (68)     Director of Enterprise Community Investment, Inc. (privately held affordable housing finance company) (1985 - 2010); Director of Oxford Analytica, Inc.
                       (2008 - present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund)
                       (2010 - present); and Director of New York Mortgage Trust (publicly traded mortgage REIT) (2004 - 2009, 2012 - present)
=======================================================================================================
Mary K. Bush (63)      Director of Marriott International, Inc. (2008 - present); Director of Discover
                       Financial Services (credit card issuer and electronic payment services) (2007 -
                       present); Former Director of Briggs & Stratton Co. (engine manufacturer) (2004 -
                       2009); Former Director of UAL Corporation (airline holding company) (2006 -
                       2010); Director of ManTech International Corporation (national security, defense, and intelligence technology firm) (2006 - present); Member, Board of
                       Governors, Investment Company Institute (2007 - present); Member, Board of
                       Governors, Independent Directors Council (2007 - present); Former Director of
                       Brady Corporation (2000 - 2007); Former Director of Mortgage Guaranty Insurance
                       Corporation (1991 - 2006); Former Director of Millennium Chemicals, Inc.
                       (commodity chemicals) (2002 - 2005); Former Director, R.J. Reynolds Tobacco
                       Holdings, Inc. (tobacco) (1999 - 2005); and Former Director of Texaco, Inc.
                       (1997 - 2001)
=======================================================================================================
Benjamin M. Friedman   Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional
(67)                   Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
=======================================================================================================

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
================================================================================
Thomas J. Perna (61)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
================================================================================
Marguerite A. Piret (63)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
================================================================================
Stephen K. West (83)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
================================================================================


NAME AND AGE               PRINCIPAL OCCUPATION
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(64)                       Group, Inc. (consulting firm) (1982 - present); Desautels Faculty of
                           Management, McGill University (1999 - present); and Manager of Research
                           Operations and Organizational Learning, Xerox PARC, Xerox's Advance
                           Research Center (1990 - 1994)
=========================================================================================================
Thomas J. Perna (61)       Chairman and Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); private investor
                           (2004 - 2008); and Senior Executive Vice President, The Bank of New York
                           (financial and securities services) (1986 - 2004)
=========================================================================================================
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm) (1981 - present)
=========================================================================================================
Stephen K. West (83)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 - present); and
                           Partner, Sullivan & Cromwell LLP (prior to 1998)
=========================================================================================================

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
Margaret B.W. Graham       None
(64)
==========================================================================
Thomas J. Perna (61)       Director, Broadridge Financial Solutions,
                           Inc. (investor communications and
                           securities processing provider for financial
                           services industry) (2009 - present); and
                           Director, Quadriserv, Inc. (2005 - present)
==========================================================================
Marguerite A. Piret (63)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
                           (2004 - present); and member, Board of
                           Governors, Investment Company Institute
                           (2000 - 2006)
==========================================================================
Stephen K. West (83)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company); and
                           Director, AMVESCAP, PLC (investment
                           manager) (1997 - 2005)
==========================================================================

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Christopher J. Kelley (47)   Secretary        Since 2010. Serves at the
                                              discretion of the Board.
==========================================================================
Carol B. Hannigan (50)       Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
==========================================================================
Thomas Reyes (49)            Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
==========================================================================
Mark E. Bradley (52)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
==========================================================================
Luis I. Presutti (46)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
==========================================================================
Gary Sullivan (53)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
==========================================================================
David F. Johnson (32)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
==========================================================================
Jean M. Bradley (59)         Chief            Since 2010. Serves at the
                             Compliance       discretion of the Board.
                             Officer
==========================================================================

                                                                                                        OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                       HELD BY THIS OFFICER
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer since January      None
                             2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant
                             Secretary of all of the Pioneer Funds from September 2003 to May 2010;
                             and Vice President and Senior Counsel of Pioneer from July 2002 to
                             December 2007
=============================================================================================================================
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and Assistant      None
                             Secretary of all the Pioneer Funds since June 2010; Manager - Fund
                             Governance of Pioneer from December 2003 to November 2006; and
                             Senior Paralegal of Pioneer from January 2000 to November 2003
=============================================================================================================================
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of all the      None
                             Pioneer Funds since June 2010; and Vice President and Counsel at State
                             Street Bank from October 2004 to June 2007
=============================================================================================================================
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and Controllership        None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             and Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008
=============================================================================================================================
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration and             None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
=============================================================================================================================
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration and              None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
=============================================================================================================================
David F. Johnson (32)        Fund Administration Manager - Fund Accounting, Administration and          None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
=============================================================================================================================
Jean M. Bradley (59)         Chief Compliance Officer of Pioneer and of all the Pioneer Funds since     None
                             March 2010; Director of Adviser and Portfolio Compliance at Pioneer since
                             October 2005; and Senior Compliance Officer for Columbia Management
                             Advisers, Inc. from October 2003 to October 2005
=============================================================================================================================

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)






Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.










                                                                   18678-06-0212


                                                           [LOGO] PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares




                                                                   ANNUAL REPORT
                                                               December 31, 2011




Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                2

  Comparing Ongoing Portfolio Expenses                            3

  Portfolio Management Discussion                                 4

  Schedule of Investments                                         7

  Financial Statements                                           13

  Notes to Financial Statements                                  18

  Report of Independent Registered Public
    Accounting Firm                                              23

  Approval of Investment Advisory Agreement                      24

  Trustees, Officers and Service Providers                       27

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                59.9%
Depositary Receipts for International Stocks               22.6%
International Preferred Stocks                             11.3%
Exchange Traded Index Fund                                  4.2%
U.S. Common Stocks                                          1.8%
Corporate Bonds                                             0.2%
Rights/Warrants                                             0.0%+

+ Amount rounds to less than 0.1%.

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Brazil                                                     18.8%
South Korea                                                14.7%
People's Republic of China                                 11.0%
Hong Kong                                                   8.7%
India                                                       7.1%
United States                                               6.9%
Taiwan                                                      6.5%
South Africa                                                5.8%
Russia                                                      4.1%
Mexico                                                      3.9%
Indonesia                                                   3.4%
Thailand                                                    1.7%
United Kingdom                                              1.7%
Malaysia                                                    1.6%
Canada                                                      1.1%
Luxembourg                                                  1.0%
Other (individually less than 1.0%)                         2.0%

Five Largest Holdings
(As a percentage of long-term holdings)*

1.  iShares MSCI Emerging Markets                          4.21%
2.  Fomento Economico Mexicano SA de CV                    3.86
3.  Companhia de Bebidas Das                               3.65
4.  Samsung Electronics Co., Ltd.                          3.13
5.  Taiwan Semiconductor Manufacturing Co. (A.D.R.)        2.96

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  12/31/11          12/31/10
  Class I                                  $24.08            $31.52
  Class II                                 $23.71            $31.04

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)         Income         Capital Gains     Capital Gains
  Class I                   $0.0798        $ -               $ -
  Class II                  $    -         $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Emerging Markets   Pioneer Emerging Markets    MSCI Emerging
           VCT Portfolio, Class I     VCT Portfolio, Class II     Market Index
12/01      10000                      10000                       10000
            9879                       9383                        9858
12/03      15626                      14620                       15553
           18595                      18356                       18467
12/05      25653                      24597                       25411
           34828                      32510                       34434
12/07      49754                      45314                       49051
           20795                      21147                       20453
12/09      36317                      37749                       35593
           42089                      44875                       41148
12/11      32241                      36607                       31431

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

--------------------------------------------------------------------------------
                                      Class I                     Class II
--------------------------------------------------------------------------------
10 Years                               12.42%                       12.13%
5 Years                                -1.53%                       -1.81%
1 Year                                -23.40%                      -23.62%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

    Share Class                                 I              II
    -----------------------------------------------------------------
    Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
    Ending Account Value on 12/31/11        $  785.64       $  784.83
    Expenses Paid During Period*            $    6.62       $    7.74

* Expenses are equal to the Portfolio's annualized expense ratio of 1.47% and 1.72% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

    Share Class                                 I              II
    -----------------------------------------------------------------
    Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
    Ending Account Value on 12/31/11        $1,017.80       $1,016.53
    Expenses Paid During Period*            $    7.48       $    8.74

* Expenses are equal to the Portfolio's annualized expense ratio of 1.47% and 1.72% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Sean Taylor, head of global emerging markets equity at Pioneer Investments, discusses the factors that influenced the Pioneer Emerging Markets VCT Portfolio's performance during the 12 months ended December 31, 2011. Mr. Taylor assumed the day-to-day responsibility of managing the Portfolio on December 15, 2011*.

Q: How would you describe the investment environment for emerging market equities during the 12 months ended December 31, 2011?

A: Emerging market equities, as measured by the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index1, returned -18.17% during the 12 months ended December 31, 2011. Two important factors contributed to the underperformance of emerging markets during the 12-month period. First, investors grew concerned about the economic outlook for the world's developing countries. During the first half of the Portfolio's annual reporting period, from January 1 through June 30, 2011, the prospect of rising inflation caused a number of central banks in the emerging markets to boost interest rates, which weighed on growth expectations and depressed investor sentiment. Later in the Portfolio's fiscal year, signs of slowing growth in key emerging markets such as Brazil and China raised fears among investors that the economic problems in the developed markets had spread to the emerging world. In combination, those developments sparked outflows of cash from emerging market equities.

   The second factor weighing on emerging market stocks during the 12-month period was a sharp decline in investors' appetite for risk during the period between May and November 2011. The U.S. debt ceiling debate last August and the ongoing debt crisis in Europe weighed heavily on any investments considered to be higher-risk in nature during that time period including emerging market stocks.

Q: Against that backdrop, how did the Portfolio perform during the 12 months ended December 31, 2011?

A: The Pioneer Emerging Markets VCT Portfolio's Class I shares returned -23.40% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned -23.62%. As noted previously, the Portfolio's benchmark, the MSCI Emerging Markets Index1, returned -18.17% over the 12 months ended December 31, 2011. In addition, the average return of the 71 variable portfolios in Lipper's Emerging Markets Underlying Portfolios category was -19.43% over the same 12-month period.

   ---------------------
   1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What elements of the Portfolio's positioning helped and hurt benchmark-relative performance over the 12 months ended December 31, 2011?

A: The most important factor in the Portfolio's benchmark-relative underperformance during the 12-month period were holdings in the financial sector. In financials, banking stocks China Minsheng Banking, State Bank of India, and Turkiye Garanti Bankasi (Turkey) were the largest detractors from relative performance. The Portfolio also experienced underperformance in the consumer discretionary sector, where positions in auto-related stocks Tata Motors (India), Hyundai Mobis (Korea), and Bajaj Auto (India) were hurt by the slackening global demand for new cars. Portfolio positions in the energy stock Petrominerales, which lost ground due to its announcement of a decline in output and delays in its drilling operations; and E-Ink Holdings, which suffered from lower sales and increased competition, also detracted from benchmark-relative performance over the 12-month period.

   On the plus side, the Portfolio's investments performed well in a number of other sectors during the period, including telecom services, health care and industrials. In telecom services, returns from Portfolio holdings in three Latin American wireless providers - TIM Participacoes, Telecom Brasil, and Millicom International Cellular - comfortably outpaced the broader market, as the companies' defensive qualities enabled them to hold up well during a market downturn in the third quarter of 2011. Other top contributors to the Portfolio's relative performance during the period included beverage companies Companhia de Bebidas das Americas and Fomento Economico Mexicano, as well as technology stocks Samsung Electronics and Taiwan Semiconductor Manufacturing.

Q: The Portfolio's management team changed on December 15, 2011. Could you describe your investment approach?

A: Our approach combines top-down and bottom-up analysis. We start by looking at the emerging markets from the top down by measuring growth, sentiment and valuation factors to help build a framework of country and sector overweights and underweights in the Portfolio. On the bottom-up side, we use fundamental analysis to find what appear to be fast-growing, reasonably valued companies. We also seek to manage risk by ensuring that the Portfolio is well diversified* at the stock, sector and country level. We believe our integrated investment approach is essential to achieving long-term outperformance in the emerging markets.

   * Diversification does not ensure a profit or protect against loss in a declining market.

Q: What is your outlook?

A: Gross domestic product in the emerging markets is expected to grow by about
   5.7% in 2012, a far better rate than that of the developed markets, and corporate earnings in the emerging markets are expected to expand by 10%. Returns on equity for emerging market companies are projected to be about 15% in the year ahead, which is also better than developed markets. Considering the faster growth and higher returns of emerging market companies, we believe valuations look increasingly attractive from both a relative and a historical perspective. At the end of December 2011, the forward price-to-earnings (P/E) ratio of the MSCI Emerging Markets Index was 9.1, which compares quite favorably with the 10.8 forward P/E for the MSCI World Index (developed markets). The near 16% discount is the widest (based on month-end data) between the two indices since February 2009.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

   Although valuations are never a catalyst, they do provide a reasonable level of support to the emerging markets asset class.

   Although there is a good case to be made that emerging market stocks should trade at a premium to those from developed countries, based on their stronger economic growth, the fact remains that emerging market equities are still considered to be "higher-risk" investments by most investors. As a result, emerging market stocks have remained highly sensitive to the ebb and flow of financial liquidity and the overall global economic cycle. While we maintain that appropriate investors should continue to rebalance their portfolios towards emerging markets as the region's share of global capitalization and economic growth increases, we retain a cautious bias towards the emerging markets for the near term.

   * Note to shareholders: Effective December 15, 2011, Sean Taylor, head of global emerging markets equity at Pioneer Investments, replaced John Pollen as portfolio manager of Pioneer Emerging Markets Fund and Pioneer Emerging Markets VCT Portfolio. Mr. Taylor leads Pioneer's global emerging markets equity team based in London.

   Please refer to the Schedule of Investments on pages 7 to 12 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

    Shares                                                   Value
               PREFERRED STOCKS - 11.0%
               Energy - 1.5%
               Integrated Oil & Gas - 1.5%
   124,518     Petrobras Brasileiro SA                 $ 1,436,181
                                                       -----------
               Total Energy                            $ 1,436,181
                                                       -----------
               Food, Beverage & Tobacco - 3.6%
               Brewers - 3.6%
    94,279     Companhia de Bebidas Das                $ 3,405,419
                                                       -----------
               Total Food, Beverage & Tobacco          $ 3,405,419
                                                       -----------
               Banks - 2.5%
               Diversified Banks - 2.5%
   147,086     Banco Bradesco SA                       $ 2,427,487
                                                       -----------
               Total Banks                             $ 2,427,487
                                                       -----------
               Semiconductors - 3.0%
     5,080     Samsung Electronics Co., Ltd.*          $ 2,925,819
                                                       -----------
               Total Semiconductors                    $ 2,925,819
                                                       -----------
               Utilities - 0.4%
               Electric Utilities - 0.4%
    19,135     Cia Paranaense de Energia SA de CV      $   399,502
                                                       -----------
               Total Utilities                         $   399,502
                                                       -----------
               TOTAL PREFERRED STOCKS
               (Cost $9,678,326)                       $10,594,408
                                                       -----------
               COMMON STOCKS - 82.0%
               Energy - 12.1%
               Coal & Consumable Fuels - 1.0%
   227,000     China Shenhua Energy Co., Ltd.*         $   983,602
                                                       -----------
               Integrated Oil & Gas - 6.6%
    12,095     Ecopetrol SA*                           $   538,469
   129,365     Gazprom OAO (A.D.R.)                      1,381,748
    18,303     Lukoil Holding (A.D.R.)                     962,326
 1,622,000     PetroChina Co., Ltd.                      2,017,359
   117,400     Petroleo Brasileiro SA                    1,449,227
                                                       -----------
                                                       $ 6,349,129
                                                       -----------
               Oil & Gas Exploration & Production - 1.3%
   719,000     CNOOC, Ltd.                             $ 1,257,906
                                                       -----------
               Oil & Gas Refining & Marketing - 0.5%
     5,676     S-OIL Corp.*                            $   492,537
                                                       -----------
               Oil & Gas Storage & Transportation - 2.7%
   460,364     Petronet LNG, Ltd.                      $ 1,350,937
    73,494     Ultrapar Participacoes SA                 1,262,636
                                                       -----------
                                                       $ 2,613,573
                                                       -----------
               Total Energy                            $11,696,747
                                                       -----------
               Materials - 10.3%
               Commodity Chemicals - 0.5%
     1,798     LG Chemicals, Ltd.*                     $   493,521
                                                       -----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

    Shares                                                           Value
               Construction Materials - 2.5%
   458,000     China National Building Material Co., Ltd.      $   521,002
    16,376     Doosan Heavy Industries, Ltd.*                      921,090
   513,300     PT Indocement Tunggal Prakarsa Tbk                  962,795
                                                               -----------
                                                               $ 2,404,887
                                                               -----------
               Diversified Metals & Mining - 3.3%
    81,201     Exxaro Resources, Ltd.                          $ 1,684,474
   229,000     Jiangxi Copper Co.                                  495,722
    19,783     Rio Tinto Plc*                                      953,201
                                                               -----------
                                                               $ 3,133,397
                                                               -----------
               Fertilizers & Agricultural Chemicals - 0.9%
    15,591     Sociedad Quimica y Minera de Chile SA           $   839,575
                                                               -----------
               Gold - 1.1%
    64,357     IAMGOLD Corp.                                   $ 1,020,058
                                                               -----------
               Precious Metals & Minerals - 0.6%
    26,354     Fresnillo Plc                                   $   622,914
                                                               -----------
               Steel - 1.4%
     2,347     Pohang Iron & Steel Co.*                        $   772,783
    28,653     Vale SA (A.D.R.)                                    590,252
                                                               -----------
                                                               $ 1,363,035
                                                               -----------
               Total Materials                                 $ 9,877,387
                                                               -----------
               Capital Goods - 0.4%
               Aerospace & Defense - 0.4%
    10,510     Korea Aerospace Industries, Ltd.*               $   358,984
                                                               -----------
               Total Capital Goods                             $   358,984
                                                               -----------
               Transportation - 1.9%
               Air Freight & Couriers - 0.5%
     2,764     Hyundai Glovis Co., Ltd.*                       $   458,245
                                                               -----------
               Airlines - 1.4%
   637,800     AirAsia Bhd*                                    $   756,902
    11,112     Copa Holdings SA*                                   651,941
                                                               -----------
                                                               $ 1,408,843
                                                               -----------
               Total Transportation                            $ 1,867,088
                                                               -----------
               Automobiles & Components - 3.1%
               Automobile Manufacturers - 2.4%
     5,412     Hyundai Motor Co., Ltd.*                        $   995,876
   156,100     PT Astra International Tbk                        1,273,553
                                                               -----------
                                                               $ 2,269,429
                                                               -----------
               Motorcycle Manufacturers - 0.7%
    22,653     Bajaj Auto, Ltd.*                               $   680,555
                                                               -----------
               Total Automobiles & Components                  $ 2,949,984
                                                               -----------
               Consumer Services - 0.0%+
               Casinos & Gaming - 0.0%+
        10     Wynn Macau, Ltd.                                $        25
                                                               -----------
               Total Consumer Services                         $        25
                                                               -----------

8    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                              Value
              Retailing - 1.3%
              Apparel Retail - 1.3%
    24,811    Cia Hering SA                                       $   432,248
    80,245    Mr Price Group, Ltd.                                    798,604
                                                                  -----------
                                                                  $ 1,230,852
                                                                  -----------
              Total Retailing                                     $ 1,230,852
                                                                  -----------
              Food, Beverage & Tobacco - 9.4%
              Packaged Foods & Meats - 2.2%
 1,550,600    Charoen Pokphand Foods PCL                          $ 1,621,093
    15,673    Tiger Brands, Ltd.*                                     494,175
                                                                  -----------
                                                                  $ 2,115,268
                                                                  -----------
              Soft Drinks - 3.8%
    51,674    Fomento Economico Mexicano SA de CV                 $ 3,602,195
                                                                  -----------
              Tobacco - 3.4%
   575,936    ITC, Ltd.                                           $ 2,184,492
    15,619    Korea Tobacco, Ltd.*                                  1,096,854
                                                                  -----------
                                                                  $ 3,281,346
                                                                  -----------
              Total Food, Beverage & Tobacco                      $ 8,998,809
                                                                  -----------
              Household & Personal Products - 2.1%
              Household Products - 2.1%
     4,714    LG Household & Health Care, Ltd.                    $ 1,983,356
                                                                  -----------
              Total Household & Personal Products                 $ 1,983,356
                                                                  -----------
              Health Care Equipment & Services - 1.0%
              Health Care Facilities - 1.0%
   377,757    Life Healthcare Group Holdings, Ltd.                $   964,302
                                                                  -----------
              Total Health Care Equipment & Services              $   964,302
                                                                  -----------
              Banks - 10.4%
              Diversified Banks - 10.4%
   133,350    Banco Itau SA (A.D.R.)                              $ 2,474,976
   651,000    Bank Mandiri PT                                         482,998
 1,118,000    Bank Negara Indonesia Persero Tbk PT*                   468,359
 1,426,000    China Construction Bank, Ltd.*                          997,048
    54,981    HDFC Bank, Ltd.*                                        442,811
 3,247,000    Industrial and Commercial Bank of China, Ltd.*        1,932,593
   289,500    Malayan Banking Bhd                                     782,837
   188,715    Sberbank of Russia OAO*                               1,872,053
   170,485    Turkiye Garanti Bankasi AS                              532,412
                                                                  -----------
                                                                  $ 9,986,087
                                                                  -----------
              Total Banks                                         $ 9,986,087
                                                                  -----------
              Insurance - 0.9%
              Life & Health Insurance - 0.9%
   126,500    Ping An Insurance (Group) Co. of China, Ltd.*       $   836,656
                                                                  -----------
              Total Insurance                                     $   836,656
                                                                  -----------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                                Value
                Real Estate - 4.7%
                Real Estate Development - 2.8%
  1,136,000     Agile Property Holdings, Ltd.*                       $ 1,014,491
    428,000     China Overseas Land & Investment, Ltd.                   717,697
  1,502,000     Soho China, Ltd.                                       1,001,516
                                                                     -----------
                                                                     $ 2,733,704
                                                                     -----------
                Real Estate Operating Companies - 1.9%
    183,216     BR Malls Participacoes SA*                           $ 1,781,813
                                                                     -----------
                Total Real Estate                                    $ 4,515,517
                                                                     -----------
                Software & Services - 2.0%
                IT Consulting & Other Services - 2.0%
     38,200     Infosys Technologies, Ltd. (A.D.R.)*                 $ 1,962,716
                                                                     -----------
                Total Software & Services                            $ 1,962,716
                                                                     -----------
                Technology Hardware & Equipment - 3.4%
                Communications Equipment - 1.0%
    322,600     ZTE Corp.                                            $ 1,007,167
                                                                     -----------
                Computer Hardware - 0.7%
  1,054,000     Legend Holdings, Ltd.                                $   700,497
                                                                     -----------
                Electronic Components - 0.4%
    262,000     E Ink Holdings, Inc.*                                $   341,019
                                                                     -----------
                Electronic Manufacturing Services - 1.3%
    444,000     Hon Hai Precision Industry Co., Ltd.*                $ 1,213,126
                                                                     -----------
                Total Technology Hardware & Equipment                $ 3,261,809
                                                                     -----------
                Semiconductors - 6.2%
     26,740     Hynix Semiconductor, Inc.                            $   507,247
      2,920     Samsung Electronics, Ltd.*                             2,665,322
    214,230     Taiwan Semiconductor Manufacturing Co. (A.D.R.)        2,765,709
                                                                     -----------
                                                                     $ 5,938,278
                                                                     -----------
                Total Semiconductors                                 $ 5,938,278
                                                                     -----------
                Telecommunication Services - 9.0%
                Integrated Telecommunication Services - 2.4%
    542,000     Chunghwa Telecom Co., Ltd.                           $ 1,789,055
     18,820     Telephonica Brasil SA                                    514,351
                                                                     -----------
                                                                     $ 2,303,406
                                                                     -----------
                Wireless Telecommunication Services - 6.6%
    168,500     China Mobile, Ltd.                                   $ 1,643,007
      9,191     Millicom International Cellular SA                       919,559
    101,808     Mobile Telesystems (A.D.R.)                            1,494,541
     31,154     Tim Participacoes SA                                     803,773
    136,356     Vodacom Group, Ltd.                                    1,501,528
                                                                     -----------
                                                                     $ 6,362,408
                                                                     -----------
                Total Telecommunication Services                     $ 8,665,814
                                                                     -----------
                Utilities - 3.8%
                Electric Utilities - 2.5%
     22,324     Cemig SA (A.D.R.)                                    $   397,144
    129,500     CLP Holdings, Ltd.                                     1,101,159
    118,500     Hongkong Electric Holdings, Ltd.                         876,456
                                                                     -----------
                                                                     $ 2,374,759
                                                                     -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                               Value
                              Water Utilities - 1.3%
  2,108,000                   Guangdong Investment, Ltd.                            $ 1,279,737
                                                                                    -----------
                              Total Utilities                                       $ 3,654,496
                                                                                    -----------
                              TOTAL COMMON STOCKS
                              (Cost $79,785,827)                                    $78,748,907
                                                                                    -----------
                              RIGHTS/WARRANTS - 0.0%+
                              Household & Personal Products - 0.0%+
                              Personal Products - 0.0%+
        136                   Hypermarcas SA Warrants*                              $     2,412
                                                                                    -----------
                              TOTAL RIGHTS/WARRANTS
                              (Cost $0)                                             $     2,412
                                                                                    -----------
                              EXCHANGE TRADED FUND - 4.1%
    103,696                   iShares MSCI Emerging Markets                         $ 3,934,226
                                                                                    -----------
                              TOTAL EXCHANGE TRADED FUND
                              (Cost $4,022,057)                                     $ 3,934,226
                                                                                    -----------

                 Floating
  Principal      Rate (b)
 Amount ($)   (unaudited)
                              CORPORATE BONDS - 0.1%
                              Household & Personal Products - 0.1%
                              Personal Products - 0.1%
        136          3.00     Hypermarcas SA, Floating Rate Note, 10/15/15 (c)      $    69,715
        136                   Hypermarcas SA, Sao Paulo, 11.3%, 10/15/18 (c)             66,759
                                                                                    -----------
                              Total Household & Personal Products                   $   136,474
                                                                                    -----------
                              TOTAL CORPORATE BONDS
                              (Cost $160,066)                                       $   136,474
                                                                                    -----------
                              TOTAL INVESTMENT IN SECURITIES - 97.2%
                              (Cost $93,646,276) (a)(d)                             $93,416,427
                                                                                    -----------
                              OTHER ASSETS AND LIABILITIES - 2.8%                   $ 2,713,997
                                                                                    -----------
                              TOTAL NET ASSETS - 100.0%                             $96,130,424
                                                                                    ===========

(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

+        Rounds to less than 0.1%.

(a) At December 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $94,734,739 was as follows:

           Aggregate gross unrealized gain for all investments in which there
             is an excess of value over tax cost                                    $ 4,532,610
           Aggregate gross unrealized loss for all investments in which there
             is an excess of tax cost over value                                     (5,850,922)
                                                                                    -----------
           Net unrealized loss                                                      $(1,318,312)
                                                                                    ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -
         Note 1A.

The accompanying notes are an integral part of these financial statements.    11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

(d) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

         Brazil                                   18.8%
         South Korea                              14.7%
         People's Republic of China               11.0%
         Hong Kong                                 8.7%
         India                                     7.1%
         United States                             6.9%
         Taiwan                                    6.5%
         South Africa                              5.8%
         Russia                                    4.1%
         Mexico                                    3.9%
         Indonesia                                 3.4%
         Thailand                                  1.7%
         United Kingdom                            1.7%
         Malaysia                                  1.6%
         Canada                                    1.1%
         Luxembourg                                1.0%
         Other (individually less than 1.0%)       2.0%
                                                 -----
                                                 100.0%
                                                 =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $256,073,707 and $276,669,586, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

         Level 1 - quoted prices in active markets for identical securities

         Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

         Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                                          Level 1        Level 2       Level 3        Total
         Preferred Stocks*              $ 7,668,589    $ 2,925,819    $     --    $10,594,408
         Common Stocks*                  23,835,426     52,913,482          --     78,748,907
         Rights/Warrants                         --          2,412          --          2,412
         Exchange Traded Fund             3,934,226             --          --      3,934,226
         Corporate Bonds                         --             --     136,474        136,474
                                        -----------    -----------    --------    -----------
         Total                          $35,146,766    $58,133,187    $136,474    $93,416,427
                                        ===========    ===========    ========    ===========
         Other Financial Instruments**  $        --    $      (110)   $     --    $      (110)
                                        ===========    ===========    ========    ===========

* Level 2 securities are valued by independent pricing services using fair value factors.
**       Other financial instruments include foreign exchange contracts.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                                    Corporate
                                                                                      Bonds
         Balance as of 12/31/10                                                      $     --
         Realized gain (loss)                                                              --
         Change in unrealized appreciation(depreciation)(1)                           (32,820)
         Net purchases (sales)                                                             --
         Transfers in and out of Level 3**                                            169,295
                                                                                     --------
         Balance as of 12/31/11                                                      $136,474
                                                                                     ========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
**       Transfers are calculated on the beginning of period values.

         Net change in unrealized appreciation (depreciation) of investments
           still held as of                                                          $(32,820)
                                                                                     ========
  12/31/11

12    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year          Year        Year        Year         Year
                                                                  Ended         Ended       Ended       Ended        Ended
                                                                 12/31/11      12/31/10    12/31/09    12/31/08     12/31/07
Class I
Net asset value, beginning of period                             $ 31.52       $ 27.34     $ 15.84     $  43.86      $ 34.26
                                                                 -------       -------     -------     --------      -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.35       $  0.17     $  0.10     $   0.39      $  0.11
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                (7.71)         4.15       11.65       (23.10)       13.83
                                                                 -------       -------     -------     --------      -------
  Net increase (decrease) from investment
    operations                                                   $ (7.36)      $  4.32     $ 11.75     $ (22.71)     $ 13.94
Distributions to shareowners:
 Net investment income                                             (0.08)        (0.14)      (0.25)       (0.13)       (0.20)
 Net realized gain                                                    --            --          --        (5.18)       (4.14)
                                                                 -------       -------     -------     --------      -------
Total distributions                                              $ (0.08)      $ (0.14)    $ (0.25)    $  (5.31)     $ (4.34)
                                                                 -------       -------     -------     --------      -------
Net increase (decrease) in net asset value                       $ (7.44)      $  4.18     $ 11.50     $ (28.02)     $  9.60
                                                                 -------       -------     -------     --------      -------
Net asset value, end of period                                   $ 24.08       $ 31.52     $ 27.34     $  15.84      $ 43.86
                                                                 =======       =======     =======     ========      =======
Total return*                                                     (23.40)%       15.89%      74.64%      (58.20)%      42.86%
Ratio of net expenses to average net assets+                        1.47%         1.45%       1.45%        1.52%        1.40%
Ratio of net investment income to average net assets+               1.13%         0.66%       0.72%        1.44%        0.41%
Portfolio turnover rate                                              215%           97%         60%          65%          54%
Net assets, end of period (in thousands)                         $43,727       $65,958     $54,690     $ 24,424      $47,612
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                       1.47%         1.45%       1.45%        1.52%        1.40%
 Net investment income                                              1.13%         0.66%       0.72%        1.44%        0.41%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    13

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year          Year        Year        Year         Year
                                                                  Ended         Ended       Ended       Ended        Ended
                                                                 12/31/11      12/31/10    12/31/09    12/31/08     12/31/07
Class II
Net asset value, beginning of period                             $ 31.04       $ 26.94     $ 15.62     $  43.32      $ 33.92
                                                                 -------       -------     -------     --------      -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.27       $  0.13     $  0.07     $   0.31      $  0.10
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                (7.60)         4.06       11.44       (22.80)       13.58
                                                                 -------       -------     -------     --------      -------
  Net increase (decrease) from investment operations             $ (7.33)      $  4.19     $ 11.51     $ (22.49)     $ 13.68
Distributions to shareowners:
 Net investment income                                                --         (0.09)      (0.19)       (0.03)       (0.14)
 Net realized gain                                                    --            --          --        (5.18)       (4.14)
                                                                 -------       -------     -------     --------      -------
Total distributions                                              $    --       $ (0.09)    $ (0.19)    $  (5.21)     $ (4.28)
                                                                 -------       -------     -------     --------      -------
Net increase (decrease) in net asset value                       $ (7.33)      $  4.10     $ 11.32     $ (27.70)     $  9.40
                                                                 -------       -------     -------     --------      -------
Net asset value, end of period                                   $ 23.71       $ 31.04     $ 26.94     $  15.62      $ 43.32
                                                                 =======       =======     =======     ========      =======
Total return*                                                     (23.62)%       15.61%      74.02%      (58.30)%      42.45%
Ratio of net expenses to average net assets+                        1.72%         1.70%       1.69%        1.76%        1.64%
Ratio of net investment income to average net assets+               0.86%         0.40%       0.45%        1.24%        0.31%
Portfolio turnover rate                                              215%           97%         60%          65%          54%
Net assets, end of period (in thousands)                         $52,403       $83,293     $82,930     $ 38,143      $85,981
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                       1.72%         1.70%       1.69%        1.76%        1.64%
 Net investment income                                              0.86%         0.40%       0.45%        1.24%        0.31%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

14    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $93,646,276)                                         $93,416,427
 Cash                                                                                  3,071,899
 Foreign currencies, at value (cost $571,240)                                            570,862
 Receivables --
 Investment securities sold                                                              699,705
 Fund shares sold                                                                         56,786
 Dividends                                                                               101,490
 Interest                                                                                    276
 Other                                                                                     5,412
                                                                                     -----------
  Total assets                                                                       $97,922,857
                                                                                     -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                                     $ 1,644,178
 Fund shares repurchased                                                                  37,551
 Forward foreign currency settlement contracts, net                                          110
 Due to affiliates                                                                         7,180
 Accrued expenses                                                                        103,414
                                                                                     -----------
  Total liabilities                                                                  $ 1,792,433
                                                                                     -----------
NET ASSETS:
 Paid-in capital                                                                     $94,071,680
 Undistributed net investment income                                                     337,227
 Accumulated net realized gain on investments and foreign currency transactions        1,953,045
 Net unrealized loss on investments                                                     (229,849)
 Net unrealized loss on forward foreign currency contracts and other assets and liabilities denominated
 in foreign currencies                                                                    (1,679)
                                                                                     -----------
  Total net assets                                                                   $96,130,424
                                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $43,727,213/1,815,804 shares)                                     $     24.08
                                                                                     -----------
 Class II (based on $52,403,211/2,210,471 shares)                                    $     23.71
                                                                                     -----------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $238,269)                                   $  3,226,055
 Income from securities loaned, net                                                            13,785
 Interest                                                                                       2,300
                                                                                         ------------
   Total investment income                                                                                  $   3,242,140
                                                                                                            -------------
EXPENSES:
 Management fees                                                                         $  1,430,402
 Transfer agent fees
   Class I                                                                                      1,500
   Class II                                                                                     1,500
 Distribution fees
   Class II                                                                                   170,695
 Administrative reimbursements                                                                 36,324
 Custodian fees                                                                               233,208
 Professional fees                                                                             77,699
 Printing expense                                                                              23,778
 Fees and expenses of nonaffiliated trustees                                                    7,584
 Miscellaneous                                                                                 36,383
                                                                                         ------------
   Total expenses                                                                                           $  2,019,073
                                                                                                            ------------
     Net investment income                                                                                  $  1,223,067
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                             $  9,474,047
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                         (890,011)      $  8,584,036
                                                                                         ------------       ------------
 Change in net unrealized gain on:
 Investments                                                                             $(41,658,851)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          (24,041)      $(41,682,892)
                                                                                         ------------       ------------
 Net loss on investments and foreign currency transactions                                                  $(33,098,856)
                                                                                                            ------------
 Net decrease in net assets resulting from operations                                                       $(31,875,789)
                                                                                                            ============

16    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               Year             Year
                                                                                               Ended            Ended
                                                                                             12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                                      $  1,223,067      $    708,576
Net realized gain on investments and foreign currency transactions                            8,584,036        14,309,006
Change in net unrealized gain (loss) on investments and foreign currency transactions       (41,682,892)        5,796,289
                                                                                           ------------      ------------
  Net increase (decrease) in net assets resulting from operations                          $(31,875,789)     $ 20,813,871
                                                                                           ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.08 and $0.14 per share, respectively)                                        $   (159,040)     $   (290,578)
  Class II ($0.00 and $0.09 per share, respectively)                                                 --          (249,145)
                                                                                           ------------      ------------
    Total distributions to shareowners                                                     $   (159,040)     $   (539,723)
                                                                                           ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $ 24,137,561      $ 50,430,392
Reinvestment of distributions                                                                   159,040           539,723
Cost of shares repurchased                                                                  (45,382,802)      (59,612,738)
                                                                                           ------------      ------------
  Net decrease in net assets resulting from Portfolio share transactions                   $(21,086,201)     $ (8,642,623)
                                                                                           ------------      ------------
  Net increase (decrease) in net assets                                                    $(53,121,030)     $ 11,631,525
NET ASSETS:
Beginning of year                                                                           149,251,454       137,619,929
                                                                                           ------------      ------------
End of year                                                                                $ 96,130,424      $149,251,454
                                                                                           ============      ============
Undistributed net investment income                                                        $    337,227      $    163,211
                                                                                           ============      ============

                                      '11 Shares       '11 Amount        '10 Shares       '10 Amount
CLASS I
Shares sold                             301,424      $  9,041,294           694,644      $ 19,381,506
Reinvestment of distributions             5,359           159,040            11,163           290,578
Less shares repurchased                (583,231)      (16,585,993)         (614,197)      (16,801,151)
                                       --------      ------------          --------      ------------
  Net increase (decrease)              (276,448)     $ (7,385,659)           91,610      $  2,870,933
                                     ==========      ============        ==========      ============
CLASS II
Shares sold                             533,353      $ 15,096,267         1,120,237      $ 31,048,886
Reinvestment of distributions                --                --             9,706           249,145
Less shares repurchased              (1,006,729)      (28,796,809)       (1,524,653)      (42,811,587)
                                     ----------      ------------        ----------      ------------
  Net decrease                         (473,376)     $(13,700,542)         (394,710)     $(11,513,556)
                                     ==========      ============        ==========      ============

The accompanying notes are an integral part of these financial statements.    17

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2011, there were 2 securities that were valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2011, the Portfolio paid no such taxes.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2011, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Fund reclassified $890,011 to decrease undistributed net investment income and $890,011 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

 -------------------------------------------------------------
                                       2011            2010
 -------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                   $  159,040        $539,723
                                    ----------        --------
    Total distributions             $  159,040        $539,723
                                    ==========        ========
  Distributable Earnings:
  Undistributed ordinary income     $  337,150
  Undistributed long-term gain       3,041,508
  Unrealized depreciation           (1,319,914)
                                    ----------
    Total                           $2,058,744
                                    ==========
 -------------------------------------------------------------

   The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares and Class Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F. Risks
   The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G. Securities Lending
   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,212 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2011.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $718 in distribution fees payable to PFD at December 31, 2011.

5. Forward Foreign Currency Contracts
During the year ended December 31, 2011, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At December 31, 2011, the Portfolio had no outstanding portfolio hedges. At December 31, 2011, the Portfolio's gross forward foreign currency settlement contracts receivable and payable were $43,939 and $44,049, respectively, resulting in a net payable of $110. The average value of contracts open during the year ended December 31, 2011 was $1,441,998.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of December 31, 2011 were as follows:

-----------------------------------------------------------------------------------------------------------------
    Derivatives not accounted for
     as hedging instruments under             Asset Derivatives 2011             Liabilities Derivatives 2011
         Accounting Standards           ----------------------------------   ------------------------------------
        Codification (ASC) 815           Balance Sheet Location     Value     Balance Sheet Location     Value
-----------------------------------------------------------------------------------------------------------------
 Forward Foreign currency contracts            Receivables           $--            Payables*             $110
                                                                     ---                                  ----
   Total                                                             $--                                  $110
                                                                     ---                                  ----
-----------------------------------------------------------------------------------------------------------------

* Forward foreign currency contracts are shown as a net payable on the Statement of Assets and Liabilities

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Change in
                                                                                                              Unrealized Gain
 Derivatives not accounted for                                                                                 or (Loss) on
  as hedging instruments under                                                           Realized Gain or       Derivatives
      Accounting Standards                   Location of Gain or (Loss)               (Loss) on Derivatives    Recognized in
     Codification (ASC) 815              On Derivatives Recognized in Income           Recognized in Income       Income
-------------------------------------------------------------------------------------------------------------------------------
 Forward foreign currency          Net realized loss on forward foreign currency            $(244,666)
 contracts                         contracts and other assets and liabilities
                                   denominated in foreign currencies
 Forward foreign currency          Change in unrealized gain on forward foreign                                     $4,628
 contracts                         currency contracts and other assets and liabilities
                                   denominated in foreign currencies
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                         [LOGO] Ernst & Young LLP

Boston, Massachusetts
February 14, 2012

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's performance record and PIM's plan for improving the Portfolio's performance. The Trustees agreed that they would closely monitor the implementation of PIM's plan for improving the Portfolio's performance.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was eight basis points higher than the median management fee of its peer group. The Trustees also considered the small size of the peer group and that each quintile was comprised of five or fewer funds. The Trustees noted that the Portfolio's management fee was the same as the management fee for Pioneer Emerging Markets Fund, which was in the third quintile for its category. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the impact of the Portfolio's management fee and non-management fee expenses on its expense ratio. The Trustees also noted the small size of the Portfolio compared to the median asset size of its peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The Board of Trustees provides broad supervision over the
                                                           Portfolio's affairs. The officers of the Trust are responsible
Custodian                                                  for the Portfolio's operations. The Trustees and officers are
Brown Brothers Harriman & Co.                              listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of
Independent Registered Public Accounting Firm              the Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                          Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the
Principal Underwriter                                      Trustees, except Mr. West, serves as a trustee of each of the 55
Pioneer Funds Distributor, Inc.                            U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a
Legal Counsel                                              trustee of 44 U.S. registered investment portfolios for which
Bingham McCutchen LLP                                      Pioneer serves as investment adviser. The address for all
                                                           Trustees and all officers of the Trust is 60 State Street,
Shareowner Services and Transfer Agent                     Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.
                                                           The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(53)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                        OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION                                                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Non-Executive Chairman and a director of Pioneer Investment Management       None
                           USA Inc. ("PIM-USA"); Chairman and a director of Pioneer; Chairman and
                           Director of Pioneer Institutional Asset Management, Inc. (since 2006);
                           Director of Pioneer Alternative Investment Management Limited (Dublin)
                           (until October 2011); President and a director of Pioneer Alternative
                           Investment Management (Bermuda) Limited and affiliated funds; Deputy
                           Chairman and a director of Pioneer Global Asset Management S.p.A.
                           ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate Investment
                           Fund (Russia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                           Director of Cole Management Inc. (2004 - 2011); Director of Fiduciary
                           Counseling, Inc. (until December 2001); President and Director of Pioneer
                           Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the
                           Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of PIM-USA (since February 2007); Director       None
(53)*                      and President of Pioneer and Pioneer Institutional Asset Management, Inc.
                           (since February 2007); Executive Vice President of all of the Pioneer
                           Funds (since March 2007); Director of PGAM (2007 - 2010); Head of New
                           Europe Division, PGAM (2000 - 2005); and Head of New Markets Division,
                           PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (68)     Trustee          Trustee since 2005. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves
(67)                                    until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE           PRINCIPAL OCCUPATION
David R. Bock (68)     Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 - 2004 and 2008 - present); Interim Chief Executive
                       Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer,
                       I-trax, Inc. (publicly traded health care services company) (2004 - 2007);
                       and Executive Vice President and Chief Financial Officer, Pedestal Inc.
                       (internet-based mortgage trading company) (2000 - 2002)
-------------------------------------------------------------------------------------------------------
Mary K. Bush (63)      Chairman, Bush International, LLC (international financial advisory firm)
                       (1991 - present); Senior Managing Director, Brock Capital Group, LLC
                       (strategic business advisors) (2010 - present); Managing Director, Federal
                       Housing Finance Board (oversight of Federal Home Loan Bank system)
                       (1989 - 1991); Vice President and Head of International Finance, Federal
                       National Mortgage Association (1988 - 1989); U.S. Alternate Executive
                       Director, International Monetary Fund (1984 - 1988); Executive Assistant
                       to Deputy Secretary of the U.S. Treasury, U.S. Treasury Department
                       (1982 - 1984); and Vice President and Team Leader in Corporate
                       Banking, Bankers Trust Co. (1976 - 1982)
-------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   William Joseph Maier Professor of Political Economy, Harvard University
(67)                   (1972 - present)
-------------------------------------------------------------------------------------------------------

                       OTHER DIRECTORSHIPS
NAME AND AGE           HELD BY THIS TRUSTEE
David R. Bock (68)     Director of Enterprise Community
--------------------------------------------------------------------------------
                       Investment, Inc. (privately held affordable
                       housing finance company) (1985 - 2010);
                       Director of Oxford Analytica, Inc.
                       (2008 - present); Director of The Swiss
                       Helvetia Fund, Inc. (closed-end fund)
                       (2010 - present); and Director of New York
                       Mortgage Trust (publicly traded mortgage
                       REIT) (2004 - 2009, 2012 - present)
--------------------------------------------------------------------------------
Mary K. Bush (63)      Director of Marriott International, Inc.
                       (2008 - present); Director of Discover
                       Financial Services (credit card issuer and
                       electronic payment services) (2007 -
                       present); Former Director of Briggs &
                       Stratton Co. (engine manufacturer)
                       (2004 - 2009); Former Director of UAL
                       Corporation (airline holding company)
                       (2006 - 2010); Director of ManTech
                       International Corporation (national security,
                       defense, and intelligence technology firm)
                       (2006 - present); Member, Board of
                       Governors, Investment Company Institute
                       (2007 - present); Member, Board of
                       Governors, Independent Directors Council
                       (2007 - present); Former Director of Brady
                       Corporation (2000 - 2007); Former
                       Director of Mortgage Guaranty Insurance
                       Corporation (1991 - 2006); Former
                       Director of Millennium Chemicals, Inc.
                       (commodity chemicals) (2002 - 2005);
                       Former Director, R.J. Reynolds Tobacco
                       Holdings, Inc. (tobacco) (1999 - 2005);
                       and Former Director of Texaco, Inc.
                       (1997 - 2001)
--------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee, Mellon Institutional Funds
(67)                   Investment Trust and Mellon Institutional
                       Funds Master Portfolio (oversaw 17
                       portfolios in fund complex) (1989 - 2008)
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (61)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (83)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(64)                       Group, Inc. (consulting firm) (1982 - present); Desautels Faculty of
                           Management, McGill University (1999 - present); and Manager of Research
                           Operations and Organizational Learning, Xerox PARC, Xerox's Advance
                           Research Center (1990 - 1994)
---------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)       Chairman and Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); private investor
                           (2004 - 2008); and Senior Executive Vice President, The Bank of New York
                           (financial and securities services) (1986 - 2004)
---------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm) (1981 - present)
---------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 - present); and
                           Partner, Sullivan & Cromwell LLP (prior to 1998)
---------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
Margaret B.W. Graham       None
(64)
--------------------------------------------------------------------------------
Thomas J. Perna (61)       Director, Broadridge Financial Solutions,
                           Inc. (investor communications and
                           securities processing provider for financial
                           services industry) (2009 - present); and
                           Director, Quadriserv, Inc. (2005 - present)
--------------------------------------------------------------------------------
Marguerite A. Piret (63)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
                           (2004 - present); and member, Board of
                           Governors, Investment Company Institute
                           (2000 - 2006)
--------------------------------------------------------------------------------
Stephen K. West (83)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company); and
                           Director, AMVESCAP, PLC (investment
                           manager) (1997 - 2005)
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Christopher J. Kelley (47)   Secretary        Since 2010. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (49)            Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (32)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief            Since 2010. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                        OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                       HELD BY THIS OFFICER
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer since January      None
                             2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant
                             Secretary of all of the Pioneer Funds from September 2003 to May 2010;
                             and Vice President and Senior Counsel of Pioneer from July 2002 to
                             December 2007
-----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and Assistant      None
                             Secretary of all the Pioneer Funds since June 2010; Manager - Fund
                             Governance of Pioneer from December 2003 to November 2006; and
                             Senior Paralegal of Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of all the      None
                             Pioneer Funds since June 2010; and Vice President and Counsel at State
                             Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and Controllership        None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             and Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration and             None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration and              None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Fund Administration Manager - Fund Accounting, Administration and          None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
-----------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief Compliance Officer of Pioneer and of all the Pioneer Funds since     None
                             March 2010; Director of Adviser and Portfolio Compliance at Pioneer since
                             October 2005; and Senior Compliance Officer for Columbia Management
                             Advisers, Inc. from October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.















                                                                   18658-06-0212


                                                           [LOGO] PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares






                                                                   ANNUAL REPORT

                                                               December 31, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                           2

  Comparing Ongoing Portfolio Expenses                                       3

  Portfolio Management Discussion                                            4

  Schedule of Investments                                                    7

  Financial Statements                                                      10

  Notes to Financial Statements                                             15

  Report of Independent Registered Public
    Accounting Firm                                                         19

  Approval of Investment Advisory Agreement                                 20

  Trustees, Officers and Service Providers                                  23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The data is a represention of a pie chart in the printed material]

U.S. Common Stocks                             91.5%
Foreign Equities                                4.5%
Depositary Receipts for International Stocks    4.0%

Sector Distribution
(As a percentage of equity holdings)

[The data is a represention of a pie chart in the printed material]

Financials                                      14.2%
Consumer Staples                                13.3%
Health Care                                     13.1%
Energy                                          11.9%
Utilities                                       10.4%
Consumer Discretionary                           8.6%
Materials                                        7.8%
Information Technology                           7.2%
Telecommunication Services                       6.9%
Industrials                                      6.6%

Five Largest Holdings
(As a percentage of equity holdings)*

----------------------------------------------------
1.   Valspar Corp.                              3.12%
----------------------------------------------------
2.   H.J. Heinz Co., Inc                        2.80
----------------------------------------------------
3.   Chubb Corp.                                2.54
----------------------------------------------------
4.   Johnson Controls, Inc.                     2.42
----------------------------------------------------
5.   Merck & Co., Inc.                          2.36
----------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/11          12/31/10
  Class I                                    $20.26            $19.57
  Class II                                   $20.39            $19.68

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)         Income         Capital Gains     Capital Gains
  Class I                   $0.4757        $     -           $     -
  Class II                  $0.4130        $     -           $     -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a represention of a line chart in the printed material]

          Pioneer Equity Income   Pioneer Equity Income     Russell 1000
              VCT Portfolio,          VCT Portfolio,           Value
                 Class I                 Class II              Index
12/01            $10,000                  $10,000            $10,000
                   8,418                    8,395              8,448
12/03             10,321                   10,265             10,985
                  12,012                   11,911             12,796
12/05             12,699                   12,568             13,699
                  15,549                   15,349             16,746
12/07             15,675                   15,432             16,717
                  10,927                   10,728             10,557
12/09             12,472                   12,219             12,636
                  14,911                   14,568             14,595
12/11             15,810                   15,409             14,652

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

--------------------------------------------------------------------------------
                                                 Class I             Class II
--------------------------------------------------------------------------------
10 Years                                         4.69%               4.42%
5 Years                                          0.33%               0.08%
1 Year                                           6.03%               5.77%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2011, through December 31, 2011.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $  975.71       $  974.75
       Expenses Paid During Period*            $    3.73       $    4.98

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011, through December 31, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $1,021.42       $1,020.16
       Expenses Paid During Period*            $    3.82       $    5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2011, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2011?

A: Pioneer Equity Income VCT Portfolio Class I shares returned 6.03% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned 5.77%. During the same 12-month period, the Portfolio's benchmark, the Russell 1000 Value Index, returned 0.39%, and the average return of the 61 variable portfolios in Lipper's Equity Income Underlying Portfolios category was 1.23%.

Q: How would you describe the market for equities over the 12 months ended December 31, 2011, particularly for the types of equities deemed appropriate for the Portfolio?

A: The first seven months of the Portfolio's fiscal year saw an up-and-down, range-bound market. Then, in August 2011, the market took a nose dive and continued to be weak through September. Beginning in October 2011, the market staged a strong recovery, but was little changed for the 2011 calendar year as a whole.

     The market's decline last August and September seemed to us peculiar, in that underlying economic and corporate fundamentals remained in satisfactory to good condition. The focus of traders and investors was rather on Europe and its sovereign-debt woes, and on Washington, D.C., and the U.S. government's own political disputes over budgetary imbalances. In a "headline-driven" market, it sometimes makes the most sense to sit tight, after determining that the companies whose stocks one owns are likely to stay in business and continue growing in spite of the "macroeconomic" issues pushing share prices first one way and then the other. Fortunately, most of the stocks in the Portfolio appeared to us to have those characteristics of resiliency, and indeed the share prices of the kinds of stable, dividend-paying companies the Portfolio typically holds did decline by less during the correction than the broader market, as measured by the benchmark, the Russell 1000 Value Index (the Russell Index).

Q: The Portfolio outperformed the benchmark Russell Index over the 12-month period ended December 31, 2011, as well as over the final six months of the period. What were the main reasons for the Portfolio's above-benchmark performance?

A: Both for the Portfolio's fiscal year as a whole and the second six months of the fiscal year (from July 1 through December 31, 2011), the Portfolio's outperformance was attributable both to sector allocations and stock selections. The biggest sector-weighting contributor to performance in both periods was the Portfolio's significant underweight relative to the Russell Index in the poorly performing financials sector. An overweight in the top-performing utilities sector also helped the Portfolio's performance during both periods. The best stock selection results occurred, again, in the financials sector, but in both halves of the fiscal year the Portfolio also experienced good stock selection results in the energy and consumer discretionary sectors, among others. Standout performers in the Portfolio over the second half of

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the fiscal year, in particular, were EQT in the energy sector and Valspar in the materials sector. In financials, Chubb was a top performer for the Portfolio, and performance also benefited from names the Fund did not own, principally the so-called "money-center" banks (Bank of America, Citigroup, and JPMorgan Chase). Concerns about the interlocking relationships between the troubled European banking system and U.S. global banks led investors to sell shares of the money-center institutions quite heavily. We were happy to watch that selling activity from the sidelines.

     On the negative side, the Portfolio's overweight and weak stock selection in the underperforming industrials sector hurt results in the second half of the fiscal year. Among the Portfolio's industrials holdings, Emerson Electric and Timken were especially weak, though in both cases we retained the Portfolio's positions because of our confidence in the longer-term prospects for the companies.

Q: Could you please discuss changes to the Portfolio during the fiscal year ended December 31, 2011, particularly those made over the final six months of the period?

A: Overall, we purchased more than a dozen new positions for the Portfolio and sold a similar number over the final six months of the period. One of the Portfolio's holdings, Marathon Oil, also split into two companies, and the Portfolio's position in Nationwide Health Properties was acquired by Ventas (with Ventas stock, which we retained in the Portfolio).

     New purchases included Exxon Mobil, the worldwide oil and gas company; Walgreen, the prominent drugstore company; CBS, the broadcasting company; Owens & Minor, distributor of medical and surgical supplies to hospitals; Windstream, the rural telephone-service provider; Unilever, the international consumer goods producer; and Canadian Imperial Bank of Commerce, a commercial and investment bank operating mainly in Canada. All of the companies added to the Portfolio pay dividends, and all, we thought, were selling at attractive prices relative to their outlooks.

     Marathon Oil, in an effort to highlight the values of its two main businesses, split itself into a "new" Marathon Oil, which controls the former company's oil and gas exploration and production businesses (the so-called "upstream"), and Marathon Petroleum, which operates the former company's refining, marketing, and energy transporting divisions (the "downstream" and "midstream").

     Portfolio positions liquidated during the period included Northrup Grumman, CSX, Norfolk Southern, Reed Elsevier, Bank of New York Mellon, Northern Trust, Aflac, Cincinnati Financial, Hewlett-Packard, and NSTAR, among others. In most cases, the stocks had reached our target prices, and we thought that there were more compelling values elsewhere in the market. In a few cases, we were disappointed with company management and no longer as convinced of the potential earnings development.

Q: The Portfolio typically places an important emphasis on dividend-paying stocks. Would you say that dividends have returned to their pre-financial crisis levels, or is there still room for improvement in dividend payments?

A: Of course, having weathered the subprime mortgage meltdown of 2007-2009, we find ourselves in a new financial crisis, having to do this time with European sovereign debt. And no, dividends -- especially in the financials

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11                             (continued)
--------------------------------------------------------------------------------

     sector -- had not returned to pre-crisis levels before the onset of this most recent crisis, and it would now appear unlikely that banks in particular will be able to get their dividends back to those earlier levels anytime soon. However, in other sectors of the market we have been seeing very good dividend increases, and we think that companies that are showing strong profitability will continue to reward shareholders with higher dividend payments.

Q: Given the various headwinds facing the global economy, what is your outlook for the coming year?

A: We do think that there is a better set of fundamentals than the volatility in the market would lead one to think. Investor skittishness has arisen from the admittedly concerning stories in the press about European and U.S. fiscal challenges and the inability or unwillingness of elected political leaders to come to grips with them. We cannot discount the possibility that the "macro" worries will influence and affect the behavior of consumers, investors, and business managers. So far, the U.S. economy has kept growing, if only at a moderate pace, and the stores are still full of shoppers. However, we saw during the 2007-2009 period the effect that a full-blown financial crisis can have on the larger economy. The European situation has been simmering for a couple of years and may or may not come to the full boil that many people fear. Greece and several other European countries are obviously experiencing great difficulties in keeping their government budgets within the bounds required under the original euro agreement. Unfortunately, economic growth is not fast enough in Europe to "bail out" the struggling governments, and so some more drastic actions will be required. At the same time, here in the U.S., we are running record budget deficits and likewise cannot seem to find the gumption needed to bring them down. We do, though, have the advantage of a rather more dynamic economy than the Europeans have, and so growth can at least play a role in solving the fiscal problem we face.

     So, while people are endlessly clever and while there are examples throughout history of success snatched from the jaws of failure, the challenges today, which we are reading about, it seems, all the time, are to be taken into consideration as one invests. Our approach is to emphasize financially strong companies in the Portfolio, that is, companies not greatly dependent on government spending for their revenue streams, with enterprises that are attractively positioned competitively and that have proven in the past their ability to steer through treacherous economic waters. As always, we shall regard the dividend-paying record of companies as an important indicator of the investment qualities we seek when adding holdings to the Portfolio.

     Thank you for your faithful interest in the Portfolio.

     Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

      Shares                                                              Value
                  COMMON STOCKS - 98.5%
                  Energy - 11.7%
                  Integrated Oil & Gas - 5.6%
      23,697      Chevron Corp.                                    $  2,521,361
       6,680      ConocoPhillips, Inc.                                  486,772
      16,493      Exxon Mobil Corp.                                   1,397,947
      63,088      QEP Resources, Inc.                                 1,848,478
      42,423      Total SA (A.D.R.)                                   2,168,240
                                                                   ------------
                                                                   $  8,422,798
                                                                   ------------
                  Oil & Gas Drilling - 1.3%
      33,313      Helmerich & Payne, Inc.                          $  1,944,147
                                                                   ------------
                  Oil & Gas Exploration & Production - 2.6%
      31,517      EQT Corp.                                        $  1,726,816
      71,160      Marathon Oil Corp.                                  2,082,853
                                                                   ------------
                                                                   $  3,809,669
                                                                   ------------
                  Oil & Gas Refining & Marketing - 0.8%
      35,580      Marathon Petroleum Corp.                         $  1,184,458
                                                                   ------------
                  Oil & Gas Storage & Transportation - 1.4%
      68,443      Spectra Energy Corp.                             $  2,104,622
                                                                   ------------
                  Total Energy                                     $ 17,465,694
                                                                   ------------
                  Materials - 7.7%
                  Diversified Chemical - 2.1%
      45,110      E.I. du Pont de Nemours & Co.                    $  2,065,136
      33,087      LyondellBasell Industries N.V.                      1,074,997
                                                                   ------------
                                                                   $  3,140,133
                                                                   ------------
                  Diversified Metals & Mining - 1.6%
      35,740      Compass Minerals International, Inc.             $  2,460,699
                                                                   ------------
                  Paper Packaging - 0.9%
      40,189      Sonoco Products Co.                              $  1,324,629
                                                                   ------------
                  Specialty Chemicals - 3.1%
     117,941      Valspar Corp.                                    $  4,596,161
                                                                   ------------
                  Total Materials                                  $ 11,521,622
                                                                   ------------
                  Capital Goods - 5.6%
                  Aerospace & Defense - 1.1%
      21,179      United Technologies Corp.                        $  1,547,973
                                                                   ------------
                  Electrical Component & Equipment - 2.2%
      71,585      Emerson Electric Co.                             $  3,335,145
                                                                   ------------
                  Industrial Machinery - 2.3%
      33,728      Gorman-Rupp Co.                                  $    915,715
      25,451      Snap-On, Inc.                                       1,288,330
      32,687      The Timken Co.                                      1,265,314
                                                                   ------------
                                                                   $  3,469,359
                                                                   ------------
                  Total Capital Goods                              $  8,352,477
                                                                   ------------

      Shares                                                              Value
                  Commercial Services & Supplies - 0.9%
                  Office Services & Supplies - 0.9%
      41,732      Mine Safety Appliances Co.                       $  1,382,164
                                                                   ------------
                  Total Commercial Services &
                  Supplies                                         $  1,382,164
                                                                   ------------
                  Automobiles & Components - 2.4%
                  Auto Parts & Equipment - 2.4%
     113,950      Johnson Controls, Inc.                           $  3,562,077
                                                                   ------------
                  Total Automobiles & Components                   $  3,562,077
                                                                   ------------
                  Consumer Durables & Apparel - 1.9%
                  Apparel, Accessories & Luxury Goods  - 1.9%
      22,615      VF Corp.                                         $  2,871,879
                                                                   ------------
                  Total Consumer Durables &
                  Apparel                                          $  2,871,879
                                                                   ------------
                  Consumer Services - 1.4%
                  Leisure Facilities - 1.4%
      98,553      Cedar Fair, L.P.                                 $  2,118,890
                                                                   ------------
                  Total Consumer Services                          $  2,118,890
                                                                   ------------
                  Media - 1.2%
                  Broadcasting - 1.2%
      64,265      CBS Corp. (Class B)                              $  1,744,152
                                                                   ------------
                  Total Media                                      $  1,744,152
                                                                   ------------
                  Retailing - 1.5%
                  Distributors - 1.5%
      36,905      Genuine Parts Co.                                $  2,258,586
                                                                   ------------
                  Total Retailing                                  $  2,258,586
                                                                   ------------
                  Food & Drug Retailing - 2.0%
                  Drug Retail - 0.8%
      34,868      Walgreen Co.                                     $  1,152,736
                                                                   ------------
                  Food Distributors - 0.8%
      41,467      Sysco Corp.                                      $  1,216,227
                                                                   ------------
                  Food Retail - 0.4%
     140,471      Sainsbury Plc                                    $    659,995
                                                                   ------------
                  Total Food & Drug Retailing                      $  3,028,958
                                                                   ------------
                  Food, Beverage & Tobacco - 9.7%
                  Packaged Foods & Meats - 8.9%
      47,677      Campbell Soup Co.                                $  1,584,783
      42,270      General Mills, Inc.                                 1,708,131
      76,299      H.J. Heinz Co., Inc.                                4,123,198
      47,135      Hershey Foods Corp.                                 2,912,000
     115,772      Sara Lee Corp.                                      2,190,406
      21,397      Unilever N.V.                                         735,415
                                                                   ------------
                                                                   $ 13,253,933
                                                                   ------------
                  Soft Drinks - 0.8%
      18,193      PepsiCo, Inc.                                    $  1,207,106
                                                                   ------------
                  Total Food, Beverage & Tobacco                   $ 14,461,039
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                              Value
                  Household & Personal Products - 1.4%
                  Household Products - 1.4%
      30,803      Clorox Co.                                       $  2,050,248
                                                                   ------------
                  Total Household & Personal
                  Products                                         $  2,050,248
                                                                   ------------
                  Health Care Equipment & Services - 5.2%
                  Health Care Distributors - 1.2%
      63,600      Owens & Minor, Inc.                              $  1,767,444
                                                                   ------------
                  Health Care Equipment - 4.0%
      30,610      Baxter International, Inc.                       $  1,514,583
      42,241      Becton, Dickinson & Co.                             3,156,248
     136,837      Smith & Nephew Plc                                  1,327,655
                                                                   ------------
                                                                   $  5,998,486
                                                                   ------------
                  Total Health Care Equipment &
                  Services                                         $  7,765,930
                                                                   ------------
                  Pharmaceuticals & Biotechnology - 7.7%
                  Pharmaceuticals - 7.7%
      46,965      Abbott Laboratories Co.                          $  2,640,842
      71,653      Bristol-Myers Squibb Co.                            2,525,052
      34,220      Eli Lilly & Co.                                     1,422,183
      92,045      Merck & Co., Inc.                                   3,470,097
      67,228      Pfizer, Inc.                                        1,454,814
                                                                   ------------
                                                                   $ 11,512,988
                                                                   ------------
                  Total Pharmaceuticals &
                  Biotechnology                                    $ 11,512,988
                                                                   ------------
                  Banks - 7.7%
                  Diversified Banks - 4.4%
      26,762      Canadian Imperial Bank of
                  Commerce, Inc.                                   $  1,902,053
      28,233      HSBC Holdings Plc                                   1,075,677
      98,064      U.S. Bancorp                                        2,652,631
      35,053      Wells Fargo & Co.                                     966,061
                                                                   ------------
                                                                   $  6,596,422
                                                                   ------------
                  Regional Banks - 2.1%
      30,643      PNC Bank Corp.                                   $  1,767,182
      73,124      SunTrust Banks, Inc.                                1,294,295
                                                                   ------------
                                                                   $  3,061,477
                                                                   ------------
                  Thrifts & Mortgage Finance - 1.2%
     142,186      New York Community Bancorp, Inc.                 $  1,758,841
                                                                   ------------
                  Total Banks                                      $ 11,416,740
                                                                   ------------
                  Diversified Financials - 1.2%
                  Asset Management & Custody Banks - 0.7%
      17,365      T. Rowe Price Associates, Inc.                   $    988,937
                                                                   ------------
                  Consumer Finance - 0.5%
      33,310      Discover Financial Services, Inc.                $    799,440
                                                                   ------------
                  Total Diversified Financials                     $  1,788,377
                                                                   ------------

      Shares                                                              Value
                  Insurance - 3.6%
                  Property & Casualty Insurance - 3.6%
      54,007      Chubb Corp.                                      $  3,738,365
      27,948      The Travelers Companies, Inc.                       1,653,683
                                                                   ------------
                                                                   $  5,392,048
                                                                   ------------
                  Total Insurance                                  $  5,392,048
                                                                   ------------
                  Real Estate - 1.5%
                  Office Real Estate Investment Trust - 0.6%
      12,478      Alexandria Real Estate Equities, Inc.            $    860,608
                                                                   ------------
                  Specialized Real Esate Investment Trust - 0.9%
      26,000      Ventas, Inc.*                                    $  1,433,380
                                                                   ------------
                  Total Real Estate                                $  2,293,988
                                                                   ------------
                  Software & Services - 0.9%
                  Data Processing & Outsourced Services - 0.9%
      25,811      Automatic Data Processing, Inc.                  $  1,394,052
                                                                   ------------
                  Total Software & Services                        $  1,394,052
                                                                   ------------
                  Semiconductors - 6.2%
                  Semiconductor Equipment - 0.2%
      33,046      Applied Materials, Inc.                          $    353,923
                                                                   ------------
                  Semiconductors - 6.0%
      52,949      Analog Devices, Inc.                             $  1,894,515
      58,319      Intel Corp.                                         1,414,236
      42,113      Linear Technology Corp.                             1,264,653
      73,970      Microchip Technology, Inc.                          2,709,521
      49,709      Xilinx, Inc.                                        1,593,671
                                                                   ------------
                                                                   $  8,876,596
                                                                   ------------
                  Total Semiconductors                             $  9,230,519
                                                                   ------------
                  Telecommunication Services - 6.8%
                  Integrated Telecommunication Services - 5.5%
      46,408      AT&T Corp.                                       $  1,403,378
      71,014      CenturyLink, Inc.                                   2,641,721
     341,768      Singapore Telecommunications, Ltd.                    814,549
      57,901      Verizon Communications, Inc.                        2,322,988
      84,952      Windstream Corp.                                      997,336
                                                                   ------------
                                                                   $  8,179,972
                                                                   ------------
                  Wireless Telecommunication Services - 1.3%
      70,236      Vodafone Group Plc (A.D.R.)                      $  1,968,715
                                                                   ------------
                  Total Telecommunication Services                 $ 10,148,687
                                                                   ------------
                  Utilities - 10.3%
                  Electric Utilities - 1.6%
      19,023      American Electric Power Co., Inc.                $    785,840
      71,127      Duke Energy Corp.                                   1,564,794
                                                                   ------------
                                                                   $  2,350,634
                                                                   ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                              Value
                  Gas Utilities - 4.2%
      52,215      AGL Resources, Inc.                              $  2,206,606
      39,893      National Fuel Gas Co.                               2,217,253
      91,763      Questar Corp.                                       1,822,413
                                                                   ------------
                                                                   $  6,246,272
                                                                   ------------
                  Multi-Utilities - 3.7%
      39,967      Ameren Corp.                                     $  1,324,107
      36,977      Consolidated Edison, Inc.                           2,293,680
      69,938      GDF Suez SA                                         1,911,579
                                                                   ------------
                                                                   $  5,529,366
                                                                   ------------
                  Water Utilities - 0.8%
      37,741      American Water Works Co., Inc.                   $  1,202,428
                                                                   ------------
                  Total Utilities                                  $ 15,328,700
                                                                   ------------
                  TOTAL COMMON STOCKS
                  (Cost $110,951,931)                              $147,089,815
                                                                   ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 98.5%
                  (Cost $110,951,931) (a)                          $147,089,815
                                                                   ------------
                  OTHER ASSETS AND
                  LIABILITIES - 1.5%                               $  2,246,686
                                                                   ------------
                  TOTAL NET ASSETS - 100.0%                        $149,336,501
                                                                   ============

(A.D.R.) American Depositary Receipt.

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $110,344,731 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost        $38,223,418
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value         (1,478,334)
                                                                   -----------
         Net unrealized gain                                       $36,745,084
                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $51,770,262 and $60,686,771, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                             Level 1        Level 2     Level 3        Total
Common Stocks            $147,089,815        $  --       $  --     $147,089,815
                         ------------        -----       -----     ------------
  Total                  $147,089,815        $  --       $  --     $147,089,815
                         ============        =====       =====     ============


The accompanying notes are an integral part of these financial statements.     9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                         12/31/11    12/31/10     12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period                      $ 19.57     $ 16.75      $ 15.18      $ 23.76     $  24.93
                                                          -------     -------      -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.55     $  0.44      $  0.47      $  0.68     $   0.82
 Net realized and unrealized gain (loss) on
  investments                                                0.62        2.79         1.60        (7.42)       (0.53)
                                                          -------     -------      -------      -------     --------
    Net increase (decrease) from investment
     operations                                           $  1.17     $  3.23      $  2.07      $ (6.74)    $   0.29
Distributions to shareowners:
 Net investment income                                      (0.48)      (0.41)       (0.50)       (0.57)       (0.65)
 Net realized gain                                             --          --           --        (1.27)       (0.81)
                                                          -------     -------      -------      -------     --------
  Net increase (decrease) in net asset value              $  0.69     $  2.82      $  1.57      $ (8.58)    $  (1.17)
                                                          -------     -------      -------      -------     --------
Net asset value, end of period                            $ 20.26     $ 19.57      $ 16.75      $ 15.18     $  23.76
                                                          =======     =======      =======      =======     ========
Total return*                                                6.03%      19.56%       14.14%      (30.29)%       0.81%
Ratio of net expenses to average net assets+                 0.75%       0.76%        0.77%        0.75%        0.70%
Ratio of net investment income to average net assets+        2.58%       2.29%        3.02%        3.17%        2.59%
Portfolio turnover rate                                        34%         18%          33%          17%          31%
Net assets, end of period (in thousands)                  $91,876     $95,224      $92,714      $93,110     $166,323
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                               0.75%       0.76%        0.77%        0.75%        0.70%
  Net investment income                                      2.58%       2.29%        3.02%        3.17%        2.59%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                               12/31/11    12/31/10     12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period                           $ 19.68     $ 16.85      $ 15.26      $ 23.89     $  25.07
                                                               -------     -------      -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.48     $  0.37      $  0.69      $  0.62     $   0.62
 Net realized and unrealized gain (loss) on investments           0.64        2.83         1.36        (7.45)       (0.40)
                                                               -------     -------      -------      -------     --------
    Net increase (decrease) from investment operations         $  1.12     $  3.20      $  2.05      $ (6.83)    $   0.22
Distributions to shareowners:
 Net investment income                                           (0.41)      (0.37)       (0.46)       (0.53)       (0.59)
 Net realized gain                                                  --          --           --        (1.27)       (0.81)
                                                               -------     -------      -------      -------     --------
  Net increase (decrease) in net asset value                   $  0.71     $  2.83      $  1.59      $ (8.63)    $  (1.18)
                                                               -------     -------      -------      -------     --------
Net asset value, end of period                                 $ 20.39     $ 19.68      $ 16.85      $ 15.26     $  23.89
                                                               =======     =======      =======      =======     ========
Total return*                                                     5.77%      19.23%       13.89%      (30.48)%       0.54%
Ratio of net expenses to average net assets+                      1.00%       1.01%        1.01%        1.00%        0.95%
Ratio of net investment income to average net assets+             2.34%       2.04%        2.75%        2.92%        2.41%
Portfolio turnover rate                                             34%         18%          33%          17%          31%
Net assets, end of period (in thousands)                       $57,460     $56,700      $50,249      $90,372     $153,810
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                    1.00%       1.01%        1.01%        1.00%        0.95%
  Net investment income                                           2.34%       2.04%        2.75%        2.92%        2.41%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $110,951,931)                                        $147,089,815
 Cash                                                                                     678,782
 Receivables --
  Portfolio shares sold                                                                 1,630,964
  Dividends                                                                               466,013
 Other                                                                                      6,636
                                                                                     ------------
  Total assets                                                                       $149,872,210
                                                                                     ------------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                                                       $    471,516
 Due to affiliates                                                                          6,615
 Accrued expenses                                                                          57,578
                                                                                     ------------
  Total liabilities                                                                  $    535,709
                                                                                     ------------
NET ASSETS:
 Paid-in capital                                                                     $147,046,554
 Undistributed net investment income                                                    2,188,480
 Accumulated net realized loss on investments and foreign currency transactions       (36,036,739)
 Net unrealized gain on investments                                                    36,137,884
 Net unrealized gain on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                              322
                                                                                     ------------
  Total net assets                                                                   $149,336,501
                                                                                     ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $91,876,364/4,534,633 shares)                                     $      20.26
                                                                                     ============
 Class II (based on $57,460,137/2,818,632 shares)                                    $      20.39
                                                                                     ============


12    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $52,458)                                 $  5,011,017
 Income from securities loaned, net                                                         15,663
 Interest                                                                                       24
                                                                                      ------------
  Total investment income                                                                                $  5,026,704
                                                                                                         ------------
EXPENSES:
 Management fees                                                                      $    980,407
 Transfer agent fees
  Class I                                                                                    1,500
  Class II                                                                                   1,500
 Distribution fees
  Class II                                                                                 139,917
 Administrative reimbursements                                                              44,048
 Custodian fees                                                                             13,833
 Professional fees                                                                          53,215
 Printing expense                                                                           22,981
 Fees and expenses of nonaffiliated trustees                                                 7,632
 Miscellaneous                                                                               3,832
                                                                                      ------------
  Total expenses                                                                                         $  1,268,865
                                                                                                         ------------
  Net expenses                                                                                           $  1,268,865
                                                                                                         ------------
   Net investment income                                                                                 $  3,757,839
                                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                          $ 16,778,450
 Class Actions                                                                                 496
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                    (12,676)      $ 16,766,270
                                                                                      ------------       ------------
 Change in net unrealized loss on:
 Investments                                                                          $(11,722,671)
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                        322       $(11,722,349)
                                                                                      ------------       ------------
 Net gain on investments and foreign currency transactions                                               $  5,043,921
                                                                                                         ------------
 Net increase in net assets resulting from operations                                                    $  8,801,760
                                                                                                         ============


The accompanying notes are an integral part of these financial statements.    13

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Year Ended        Year Ended
                                                                                             12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                                      $  3,757,839      $  3,111,270
Net realized gain on investments and foreign currency transactions                           16,766,270         4,222,952
Change in net unrealized gain (loss) on investments and foreign currency transactions       (11,722,349)       18,007,817
                                                                                           ------------      ------------
  Net increase in net assets resulting from operations                                     $  8,801,760      $ 25,342,039
                                                                                           ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.48 and $0.41 per share, respectively)                                        $ (2,207,247)     $ (2,077,764)
  Class II ($0.41 and $0.37 per share, respectively)                                         (1,123,268)       (1,045,560)
                                                                                           ------------      ------------
    Total distributions to shareowners                                                     $ (3,330,515)     $ (3,123,324)
                                                                                           ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $ 21,386,421      $ 12,037,747
Reinvestment of distributions                                                                 3,330,515         3,123,324
Cost of shares repurchased                                                                  (32,775,310)      (28,418,816)
                                                                                           ------------      ------------
  Net decrease in net assets resulting from Portfolio share transactions                   $ (8,058,374)     $(13,257,745)
                                                                                           ------------      ------------
  Net decrease in net assets                                                               $ (2,587,129)     $  8,960,970
NET ASSETS:
Beginning of year                                                                           151,923,630       142,962,660
                                                                                           ------------      ------------
End of year                                                                                $149,336,501      $151,923,630
                                                                                           ============      ============
Undistributed net investment income                                                        $  2,188,480      $  2,026,312
                                                                                           ============      ============

                                              '11 Shares           '11 Amount           '10 Shares           '10 Amount
CLASS I
Shares sold                                      378,378         $  7,628,356              262,274         $  4,688,564
Reinvestment of distributions                    111,173            2,207,247              117,361            2,077,764
Less shares repurchased                         (821,124)         (16,489,239)          (1,047,281)         (18,348,363)
                                                --------         ------------           ----------         ------------
  Net decrease                                  (331,573)        $ (6,653,636)            (667,646)        $(11,582,035)
                                                ========         ============           ==========         ============
CLASS II
Shares sold                                      679,091         $ 13,758,065              413,305         $  7,349,183
Reinvestment of distributions                     56,282            1,123,268               58,659            1,045,560
Less shares repurchased                         (798,525)         (16,286,071)            (572,935)         (10,070,453)
                                                --------         ------------           ----------         ------------
  Net decrease                                   (63,152)        $ (1,404,738)            (100,971)        $ (1,675,710)
                                                ========         ============           ==========         ============


14    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                               (continued)
--------------------------------------------------------------------------------

   of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Portfolio reclassified $265,156 to decrease undistributed net investment income, $379,078 to decrease accumulated net realized loss on investments and foreign currency transactions and $113,922 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The Portfolio had a net capital loss carryforward of $34,767,770, which will expire in 2017 if not utilized.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

-------------------------------------------------------------------------------
                                                 2011              2010
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                              $  3,330,515        $3,123,324
                                             ------------        ----------
  Total distributions                        $  3,330,515        $3,123,324
                                             ============        ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                $    312,311
Capital loss carryforward                     (34,767,770)
Unrealized appreciation                        36,745,406
                                             ------------
  Total                                      $  2,289,947
                                             ============
-------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships and the tax treatment of Real Estate Investment Trust (REIT) holdings.

C. Portfolio Shares and Class Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2011, the Portfolio recognized gains of $496 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D. Risks

   The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

E. Securities Lending

   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

H. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion; and 0.60% of the Portfolio's average daily assets over $1 billion.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                               (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,523 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $326 in transfer agent fees payable to PIMSS at December 31, 2011.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $766 in distribution fees payable to PFD at December 31, 2011.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2011, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. During the year ended December 31, 2011, the Portfolio entered into 30 contracts, all of which settled in the fourth quarter of the Portfolio's fiscal year.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

-------------------------------------------------------------------------------------------------------------------------
Derivatives not accounted
for as hedging instruments                        Location of Gain or (Loss)                         Realized Gain or
under Accounting Standards                              On Derivatives                             (Loss) on Derivatives
Codification (ASC) 815                               Recognized in Income                          Recognized in Income
-------------------------------------------------------------------------------------------------------------------------
Forward foreign                Net realized loss on forward foreign currency contracts and               $(17,311)
  currency contracts           other assets and liabilities denominated in foreign currencies
-------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                    /s/ Ernest & Young LLP

Boston, Massachusetts
February 14, 2012

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the second quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                                 Trustees and Officers
Pioneer Investment Management, Inc.                                The Board of Trustees provides broad supervision over the
                                                                   Portfolio's affairs. The officers of the Trust are
Custodian                                                          responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                                      officers are listed below, together with their principal
                                                                   occupations during at least the past five years. Trustees
Independent Registered Public Accounting Firm                      who are interested persons of the Trust within the meaning
Ernst & Young LLP                                                  of the 1940 Act are referred to as Interested Trustees.
                                                                   Trustees who are not interested persons of the Trust are
Principal Underwriter                                              referred to as Independent Trustees. Each of the Trustees,
Pioneer Funds Distributor, Inc.                                    except Mr. West, serves as a trustee of each of the 55 U.S.
                                                                   registered investment portfolios for which Pioneer serves as
Legal Counsel                                                      investment adviser (the "Pioneer Funds"). Mr. West serves as
Bingham McCutchen LLP                                              a trustee of 44 U.S. registered investment portfolios for
                                                                   which Pioneer serves as investment adviser. The address for
Shareowner Services and Transfer Agent                             all Trustees and all officers of the Trust is 60 State
Pioneer Investment Management Shareholder Services, Inc.           Street, Boston, Massachusetts 02109.

                                                                   The Statement of Additional Information of the Trust
                                                                   includes additional information about the Trustees and is
                                                                   available, without charge, upon request, by calling
                                                                   1-800-688-9915.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves     Non-Executive Chairman and a        None
                           Board, Trustee    until a successor trustee is   director of Pioneer Investment
                           and President     elected or earlier             Management USA Inc. ("PIM-USA");
                                             retirement or removal.         Chairman and a director of Pioneer;
                                                                            Chairman and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin) (until
                                                                            October 2011); President and a
                                                                            director of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Deputy Chairman and a director of
                                                                            Pioneer Global Asset Management
                                                                            S.p.A. ("PGAM") (until April 2010);
                                                                            Director of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of Cole
                                                                            Management Inc. (2004 - 2011);
                                                                            Director of Fiduciary Counseling,
                                                                            Inc. (until December 2001);
                                                                            President and Director of Pioneer
                                                                            Funds Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of all
                                                                            of the Pioneer Funds; and Of
                                                                            Counsel, Wilmer Cutler Pickering
                                                                            Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and President of      None
(53)*                      Executive Vice    until a successor trustee is   PIM-USA (since February 2007);
                           President         elected or earlier             Director and President of Pioneer
                                             retirement or removal.         and Pioneer Institutional Asset
                                                                            Management, Inc.

                                                                            (since February 2007); Executive
                                                                            Vice President of all of the
                                                                            Pioneer Funds (since March 2007);
                                                                            Director of PGAM (2007 - 2010);
                                                                            Head of New Europe Division, PGAM
                                                                            (2000 - 2005); and Head of New
                                                                            Markets Division, PGAM (2005 -
                                                                            2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Equity Income VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
David R. Bock (68)     Trustee          Trustee since 2005. Serves      Managing Partner, Federal     Director of Enterprise
                                        until a successor trustee is    City Capital Advisors         Community Investment,
                                        elected or earlier              (corporate advisory           Inc. (privately held
                                        retirement or removal.          services company) (1997 -     affordable housing
                                                                        2004 and 2008 - present);     finance company) (1985 -
                                                                        Interim Chief Executive       2010); Director of Oxford
                                                                        Officer, Oxford               Analytica, Inc. (2008 -
                                                                        Analytica, Inc.               present); Director of The
                                                                        (privately held research      Swiss Helvetia Fund, Inc.
                                                                        and consulting company)       (closed-end fund) (2010 -
                                                                        (2010); Executive Vice        present); and Director of
                                                                        President and Chief           New York Mortgage Trust
                                                                        Financial Officer,            (publicly traded mortgage
                                                                        I-trax, Inc. (publicly        REIT) (2004 - 2009, 2012
                                                                        traded health care            - present)
                                                                        services company) (2004 -
                                                                        2007); and Executive Vice
                                                                        President and Chief
                                                                        Financial Officer,
                                                                        Pedestal Inc.
                                                                        (internet-based mortgage
                                                                        trading company) (2000 -
                                                                        2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves      Chairman, Bush                Director of Marriott
                                        until a successor trustee is    International, LLC            International, Inc. (2008
                                        elected or earlier              (international financial      - present); Director of
                                        retirement or removal.          advisory firm) (1991 -        Discover Financial
                                                                        present); Senior Managing     Services (credit card
                                                                        Director, Brock Capital       issuer and electronic
                                                                        Group, LLC (strategic         payment services) (2007 -
                                                                        business advisors) (2010      present); Former Director
                                                                        - present); Managing          of Briggs & Stratton Co.
                                                                        Director, Federal Housing     (engine manufacturer)
                                                                        Finance Board (oversight      (2004 - 2009); Former
                                                                        of Federal Home Loan Bank     Director of UAL
                                                                        system) (1989 - 1991);        Corporation (airline
                                                                        Vice President and Head       holding company) (2006 -
                                                                        of International Finance,     2010); Director of
                                                                        Federal National Mortgage     ManTech International
                                                                        Association (1988 -           Corporation (national
                                                                        1989); U.S. Alternate         security, defense, and
                                                                        Executive Director,           intelligence technology
                                                                        International Monetary        firm) (2006 - present);
                                                                        Fund (1984 - 1988);           Member, Board of
                                                                        Executive Assistant to        Governors, Investment
                                                                        Deputy Secretary of the       Company Institute (2007 -
                                                                        U.S. Treasury, U.S.           present); Member, Board
                                                                        Treasury Department (1982     of Governors, Independent
                                                                        - 1984); and Vice             Directors Council (2007 -
                                                                        President and Team Leader     present); Former Director
                                                                        in Corporate Banking,         of Brady Corporation
                                                                        Bankers Trust Co. (1976 -     (2000 - 2007); Former
                                                                        1982)                         Director of Mortgage
                                                                                                      Guaranty Insurance
                                                                                                      Corporation (1991 -
                                                                                                      2006); Former Director of
                                                                                                      Millennium Chemicals,
                                                                                                      Inc. (commodity
                                                                                                      chemicals) (2002 - 2005);
                                                                                                      Former Director, R.J.
                                                                                                      Reynolds Tobacco
                                                                                                      Holdings, Inc. (tobacco)
                                                                                                      (1999 - 2005); and Former
                                                                                                      Director of Texaco, Inc.
                                                                                                      (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves      William Joseph Maier          Trustee, Mellon
(67)                                    until a successor trustee is    Professor of Political        Institutional Funds
                                        elected or earlier              Economy, Harvard              Investment Trust and
                                        retirement or removal.          University (1972 -            Mellon Institutional
                                                                        present)                      Funds Master Portfolio
                                                                                                      (oversaw 17 portfolios in
                                                                                                      fund complex) (1989 -
                                                                                                      2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
                          POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Margaret B.W. Graham      Trustee          Trustee since 2000. Serves      Founding Director, Vice       None
(64)                                       until a successor trustee is    President and Corporate
                                           elected or earlier              Secretary, The Winthrop
                                           retirement or removal.          Group, Inc. (consulting
                                                                           firm) (1982 - present);
                                                                           Desautels Faculty of
                                                                           Management, McGill
                                                                           University (1999 -
                                                                           present); and Manager of
                                                                           Research Operations and
                                                                           Organizational Learning,
                                                                           Xerox PARC, Xerox's
                                                                           Advance Research Center
                                                                           (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)      Trustee          Trustee since 2006. Serves      Chairman and Chief            Director, Broadridge
                                           until a successor trustee is    Executive Officer,            Financial Solutions, Inc.
                                           elected or earlier              Quadriserv, Inc.              (investor communications
                                           retirement or removal.          (technology products for      and securities processing
                                                                           securities lending            provider for financial
                                                                           industry) (2008 -             services industry) (2009
                                                                           present); private             - present); and Director,
                                                                           investor (2004 - 2008);       Quadriserv, Inc. (2005 -
                                                                           and Senior Executive Vice     present)
                                                                           President, The Bank of
                                                                           New York (financial and
                                                                           securities services)
                                                                           (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)  Trustee          Trustee since 1995. Serves      President and Chief           Director of New America
                                           until a successor trustee is    Executive Officer,            High Income Fund, Inc.
                                           elected or earlier              Newbury, Piret & Company,     (closed-end investment
                                           retirement or removal.          Inc. (investment banking      company) (2004 -
                                                                           firm) (1981 - present)        present); and member,
                                                                                                         Board of Governors,
                                                                                                         Investment Company
                                                                                                         Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)      Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan      Director, The Swiss
                                           until a successor trustee is    & Cromwell LLP (law firm)     Helvetia Fund, Inc.
                                           elected or earlier              (1998 - present); and         (closed-end investment
                                           retirement or removal.          Partner, Sullivan &           company); and Director,
                                                                           Cromwell LLP (prior to        AMVESCAP, PLC (investment
                                                                           1998)                         manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION HELD   LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST  AND TERM OF OFFICE             PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Christopher J. Kelley (47)  Secretary       Since 2010. Serves at the      Vice President and            None
                                            discretion of the Board.       Associate General Counsel
                                                                           of Pioneer since January
                                                                           2008 and Secretary of all
                                                                           of the Pioneer Funds
                                                                           since June 2010;
                                                                           Assistant Secretary of
                                                                           all of the Pioneer Funds
                                                                           from September 2003 to
                                                                           May 2010; and Vice
                                                                           President and Senior
                                                                           Counsel of Pioneer from
                                                                           July 2002 to December
                                                                           2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant       Since 2010. Serves at the      Fund Governance Director      None
                            Secretary       discretion of the Board.       of Pioneer since December
                                                                           2006 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; Manager - Fund
                                                                           Governance of Pioneer
                                                                           from December 2003 to
                                                                           November 2006; and Senior
                                                                           Paralegal of Pioneer from
                                                                           January 2000 to November
                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Assistant       Since 2010. Serves at the      Counsel of Pioneer since      None
                            Secretary       discretion of the Board.       June 2007 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; and Vice President
                                                                           and Counsel at State
                                                                           Street Bank from October
                                                                           2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Treasurer       Since 2008. Serves at the      Vice President - Fund         None
                                            discretion of the Board.       Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since March 2008; Deputy
                                                                           Treasurer of Pioneer from
                                                                           March 2004 to February
                                                                           2008; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds from March
                                                                           2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant       Since 2000. Serves at the      Assistant Vice President      None
                            Treasurer       discretion of the Board.       - Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)          Assistant       Since 2002. Serves at the      Fund Accounting Manager -     None
                            Treasurer       discretion of the Board.       Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Assistant       Since 2009. Serves at the      Fund Administration           None
                            Treasurer       discretion of the Board.       Manager - Fund
                                                                           Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           since November 2008;
                                                                           Assistant Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since January 2009; and
                                                                           Client Service Manager -
                                                                           Institutional Investor
                                                                           Services at State Street
                                                                           Bank from March 2003 to
                                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Chief           Since 2010. Serves at the      Chief Compliance Officer      None
                            Compliance      discretion of the Board.       of Pioneer and of all the
                            Officer                                        Pioneer Funds since March
                                                                           2010; Director of Adviser
                                                                           and Portfolio Compliance
                                                                           at Pioneer since October
                                                                           2005; and Senior
                                                                           Compliance Officer for
                                                                           Columbia Management
                                                                           Advisers, Inc. from
                                                                           October 2003 to October
                                                                           2005
------------------------------------------------------------------------------------------------------------------------------------

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                                                                              27

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28

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                                                                              29

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.






























                                                                   18648-06-0212


                                                           [LOGO] PIONEER
                                                                  Investments(R)






                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares






                                                                   ANNUAL REPORT

                                                               December 31, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                           2

  Comparing Ongoing Portfolio Expenses                                       3

  Portfolio Management Discussion                                            4

  Schedule of Investments                                                    7

  Financial Statements                                                      11

  Notes to Financial Statements                                             16

  Report of Independent Registered Public
    Accounting Firm                                                         20

  Approval of Investment Advisory Agreement                                 22

  Trustees, Officers and Service Providers                                  25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The data is a represention of a pie chart in the printed material]

U.S. Common Stocks                             94.3%
International Common Stocks                     2.9%
Depositary Receipts for International Stocks    2.8%

Sector Distribution
(As a percentage of equity holdings)

[The data is a represention of a pie chart in the printed material]

Industrials                                     14.9%
Consumer Discretionary                          14.1%
Information Technology                          13.9%
Health Care                                     12.9%
Energy                                          12.5%
Financials                                      11.9%
Consumer Staples                                11.4%
Materials                                        5.5%
Telecommunication Services                       1.7%
Utilities                                        1.2%

Five Largest Holdings
(As a percentage of equity holdings)*

-----------------------------------------------------
1.   Norfolk Southern Corp.                     3.29%
-----------------------------------------------------
2.   Chevron Corp.                              3.10
-----------------------------------------------------
3.   Chubb Corp.                                2.54
-----------------------------------------------------
4.   John Wiley & Sons, Inc.                    2.11
-----------------------------------------------------
5.   Colgate-Palmolive Co.                      1.96
-----------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/11          12/31/10
  Class I                                    $19.96            $22.43
  Class II                                   $19.97            $22.42

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)         Income         Capital Gains     Capital Gains
  Class I                   $0.3370        $     -           $1.2370
  Class II                  $0.2640        $     -           $1.2370

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a represention of a line chart in the printed material]

              Pioneer Fund VCT        Pioneer Fund VCT
             Portfolio, Class I     Portfolio, Class II            S&P 500
12/01              $10,000                 $10,000                 $10,000
                     8,097                   8,075                   7,791
12/03               10,020                   9,967                  10,024
                    11,148                  11,056                  11,114
12/05               11,836                  11,712                  11,660
                    13,805                  13,628                  13,500
12/07               14,494                  14,291                  14,241
                     9,527                   9,373                   8,973
12/09               11,928                  11,707                  11,348
                    13,839                  13,548                  13,060
12/11               13,244                  12,932                  13,333

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

--------------------------------------------------------------------------------
                                                 Class I             Class II
--------------------------------------------------------------------------------
10 Years                                          2.85%               2.60%
5 Years                                          -0.83%              -1.04%
1 Year                                           -4.30%              -4.55%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $  914.21       $  913.05
       Expenses Paid During Period*            $    3.52       $    4.73

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $1,021.53       $1,020.27
       Expenses Paid During Period*            $    3.72       $    4.99

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

In the following interview, John Carey, executive vice president and head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2011, and the performance of Pioneer Fund VCT Portfolio during the period. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q: How would you describe the market for equities during the 12 months ended December 31, 2011, and particularly over the final six months of the period?

A: The first seven months of the 12-month period ended December 31, 2011, saw an up-and-down, range-bound stock market. Then in August 2011 the market took a nose dive and continued to be weak through September. Beginning in October, the market staged a strong rebound, but for 2011 as a whole, the Standard & Poor's 500 Index (the S&P 500) returned just 2.09%, a very small change from the S&P 500's ending value on December 31, 2010. The decline in August and September seemed to us peculiar, in that underlying economic and corporate fundamentals remained in satisfactory-to-good condition. The focus of traders and investors was rather on Europe and its sovereign-debt woes, and on Washington, D.C., and the U.S. government's own political disputes over budgetary imbalances. In a "headline-driven" market, it sometimes makes the most sense to sit tight, after determining that the companies whose stocks one owns are likely to stay in business and continue growing in spite of the "macroeconomic" issues. While most of the stocks in the Portfolio appeared to us to have those characteristics of resiliency, the market downdraft affected them, too. Indeed, with the Portfolio's overweights throughout the year to some of the more cyclical market sectors, including industrials, consumer cyclicals, and materials, due to our generally optimistic view of the economy, the Portfolio saw a number of its holdings decline even more than the broad market indices. As the fiscal year wound down, however, the lower valuations of many stocks appeared to be attracting bargain hunters, and in general the market also became less volatile.

Q: How did the Portfolio perform in that environment during the 12 months ended December 31, 2011?

A: Pioneer Fund VCT Portfolio Class I shares returned -4.30% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned -4.55%. During the same period, the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 2.09%, while the 238 variable portfolios in Lipper's Large Cap Core Underlying Portfolios category was -1.01%.

Q: What were the primary reasons behind the underperformance of the Portfolio versus the S&P 500 over the 12 months ended December 31, 2011?

A: The Portfolio's performance was hurt by overweights to the materials and industrials sectors, both of which underperformed the S&P 500 during the period, and by underweights to information technology and utilities, which outperformed. More critically with regard to the Portfolio's benchmark-relative returns, stock selections in a number of sectors fared worse than the average performance for the sector. The Portfolio's selections in information technology, health care, energy, and consumer discretionary were most costly to overall performance. On the positive side, both a Portfolio underweight to the poorly performing financials sector and stock selection within that sector helped benchmark-relative performance.

     With respect to individual stocks, the biggest detractors from Portfolio returns included Rio Tinto in materials, Johnson Controls in consumer discretionary,

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Apache in energy, and PACCAR in industrials. The Portfolio's lack of investment in Apple and Google, which both performed well during the 12-month period, also hurt returns. On the plus side, overweight positions in the good relative performers Chubb, Hershey, and Target helped Portfolio returns.

Q: Could you summarize the changes in stock selections that you made to the Portfolio over the 12 months ended December 31, 2011, particularly over the last six months of the period?

A: The last six months of the period saw four new purchases, but a dozen eliminations from the Portfolio. Additionally, one of the Portfolio's holdings, Marathon Oil, in an effort to highlight the values of its two main businesses, split itself into a "new" Marathon Oil, which controls the former company's oil and gas exploration and production businesses (the so-called "upstream"), and Marathon Petroleum, which operates the former company's refining, marketing, and energy transporting divisions (the "downstream" and "midstream").

     The handful of additions to the Portfolio included: Autoliv, a specialist in automotive safety equipment, particularly airbags and seatbelts; Macy's, a prominent operator of department stores; Canadian Imperial Bank of Commerce, a commercial and investment bank headquartered in Toronto; and Nuance Communications, a developer of voice-recognition systems for a wide variety of applications.

     The liquidations included some Portfolio holdings that we felt had reached adequate price targets, some stocks that had not worked out as we had anticipated, and some stocks that we felt were less attractive than other Portfolio holdings. Sold during the period were CSX, General Motors, Staples, Bank of America, CME Group, IntercontinentalExchange, JPMorgan Chase, Bank of New York Mellon, Morgan Stanley, Nokia, Research In Motion, and PPL.

Q: The U.S. economy showed some renewed signs of life over the final few weeks of 2011. Do you think that the improvement will continue in 2012, and what are the biggest threats to the economy as we head into the New Year?

A: In fact, the U.S. economy was improving steadily throughout 2011, with gross domestic product (GDP) growth higher each quarter on a quarter-over-quarter basis. Corporate earnings were quite strong; dividend growth was impressive; and most economic indicators were improved over 2010 levels. Nonetheless, investors were skittish for most of 2011 because of the admittedly concerning stories in the press about European and U.S. fiscal challenges and the inability or unwillingness of elected political leaders to come to grips with them. While we think that the economy continues to look reasonably good as we enter 2012, we cannot dismiss the possibility that the "macro" worries will influence and affect the behavior of consumers, investors, and business managers. We also cannot ignore the geopolitical risks, especially in the Middle East and Asia, and the potential for disruption of economic activity should statesmen "miscalculate" and allow one of the various tinder-boxes in today's contentious world to ignite. So we remain positive, but we also continue to be watchful.

     Our approach in the environment in which we find ourselves today is to emphasize financially-strong companies in the Portfolio, especially companies that are well-positioned competitively and that have in the past shown an

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11                             (continued)
--------------------------------------------------------------------------------

     ability to make it through uncertain times. Of course, the history of a company is no guarantee of its future results, and there can even be catastrophic failures of companies that for years were paragons of profitability. One need only study the sad fate of the now bankrupt Eastman Kodak (fortunately not held in the Portfolio) to realize how important it is to keep up to date on what is going on at companies. That is where our independent research comes in. At Pioneer Investments, we devote significant resources to analyzing companies and industries, though of course we cannot guarantee that we shall be successful in our analytical efforts.

     Thank you for your interest and support.
















Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

       Shares                                                             Value
                    COMMON STOCKS - 99.4%
                    Energy - 12.4%
                    Coal & Consumable Fuels - 0.3%
       16,167       Consol Energy, Inc.                            $    593,329
                                                                   ------------
                    Integrated Oil & Gas - 6.6%
       66,661       Chevron Corp.                                  $  7,092,730
       44,732       ConocoPhillips                                    3,259,621
       36,850       Exxon Mobil Corp.                                 3,123,406
       30,634       Hess Corp.                                        1,740,011
                                                                   ------------
                                                                   $ 15,215,768
                                                                   ------------
                    Oil & Gas Drilling - 0.9%
       29,966       Ensco Plc (A.D.R.)                             $  1,406,005
       13,088       Helmerich & Payne, Inc.                             763,816
                                                                   ------------
                                                                   $  2,169,821
                                                                   ------------
                    Oil & Gas Equipment & Services - 1.5%
       17,679       Cameron International Corp.*                   $    869,630
       39,349       McDermott International, Inc.                       452,907
       32,148       Schlumberger, Ltd.                                2,196,030
                                                                   ------------
                                                                   $  3,518,567
                                                                   ------------
                    Oil & Gas Exploration & Production - 2.7%
       39,261       Apache Corp.                                   $  3,556,261
       17,934       Devon Energy Corp.                                1,111,908
       50,734       Marathon Oil Corp.                                1,484,984
                                                                   ------------
                                                                   $  6,153,153
                                                                   ------------
                    Oil & Gas Refining & Marketing - 0.4%
       25,494       Marathon Petroleum Corp.                       $    848,695
                                                                   ------------
                    Total Energy                                   $ 28,499,333
                                                                   ------------
                    Materials - 5.5%
                    Aluminum - 0.4%
      106,013       Alcoa, Inc.                                    $    917,012
                                                                   ------------
                    Diversified Chemical - 0.8%
       37,476       E.I. du Pont de Nemours and Co.                $  1,715,651
                                                                   ------------
                    Diversified Metals & Mining - 2.5%
       46,505       Freeport-McMoRan Copper & Gold,
                    Inc. (Class B)                                 $  1,710,919
       85,685       Rio Tinto Plc                                     4,140,215
                                                                   ------------
                                                                   $  5,851,134
                                                                   ------------
                    Fertilizers & Agricultural Chemicals - 0.2%
       10,375       The Mosaic Co.                                 $    523,211
                                                                   ------------
                    Industrial Gases - 0.9%
       27,409       Airgas, Inc.                                   $  2,140,095
                                                                   ------------
                    Specialty Chemicals - 0.7%
       25,694       Ecolab, Inc.                                   $  1,485,370
                                                                   ------------
                    Total Materials                                $ 12,632,473
                                                                   ------------

       Shares                                                             Value
                    Capital Goods - 9.9%
                    Aerospace & Defense - 2.5%
       26,398       General Dynamics Corp.                         $  1,753,091
       17,601       Lockheed Martin Corp.                             1,423,921
       35,976       United Technologies Corp.                         2,629,486
                                                                   ------------
                                                                   $  5,806,498
                                                                   ------------
                    Construction & Farm Machinery &
                    Heavy Trucks - 3.7%
       21,832       Caterpillar, Inc.                              $  1,977,979
       32,934       Deere & Co.                                       2,547,445
      104,695       PACCAR, Inc.                                      3,922,922
                                                                   ------------
                                                                   $  8,448,346
                                                                   ------------
                    Electrical Components & Equipment - 1.4%
       39,754       Emerson Electric Co.                           $  1,852,139
       20,198       Rockwell International Corp.                      1,481,927
                                                                   ------------
                                                                   $  3,334,066
                                                                   ------------
                    Industrial Conglomerates - 1.5%
       23,827       3M Co.                                         $  1,947,381
       90,963       General Electric Co.                              1,629,147
                                                                   ------------
                                                                   $  3,576,528
                                                                   ------------
                    Industrial Machinery - 0.8%
       16,851       Illinois Tool Works, Inc.                      $    787,110
       12,742       Parker Hannifin Corp.                               971,578
                                                                   ------------
                                                                   $  1,758,688
                                                                   ------------
                    Total Capital Goods                            $ 22,924,126
                                                                   ------------
                    Transportation - 4.9%
                    Railroads - 4.9%
       46,511       Canadian National Railway Co.                  $  3,653,904
      103,212       Norfolk Southern Corp.                            7,520,026
                                                                   ------------
                                                                   $ 11,173,930
                                                                   ------------
                    Total Transportation                           $ 11,173,930
                                                                   ------------
                    Automobiles & Components - 3.7%
                    Auto Parts & Equipment - 2.8%
        8,324       Autoliv, Inc.                                  $    445,251
       27,620       BorgWarner, Inc.*                                 1,760,499
      136,576       Johnson Controls, Inc.                            4,269,366
                                                                   ------------
                                                                   $  6,475,116
                                                                   ------------
                    Automobile Manufacturers - 0.9%
      183,173       Ford Motor Corp.*                              $  1,970,941
                                                                   ------------
                    Total Automobiles &
                    Components                                     $  8,446,057
                                                                   ------------
                    Consumer Durables & Apparel - 1.4%
                    Apparel, Accessories & Luxury Goods - 1.4%
       51,487       Coach, Inc.                                    $  3,142,766
                                                                   ------------
                    Total Consumer Durables &
                    Apparel                                        $  3,142,766
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------

       Shares                                                             Value
                    Consumer Services - 0.3%
                    Restaurants - 0.3%
       10,062       Yum! Brands, Inc.                              $    593,759
                                                                   ------------
                    Total Consumer Services                        $    593,759
                                                                   ------------
                    Media - 3.9%
                    Broadcasting - 0.4%
       31,642       CBS Corp. (Class B)                            $    858,764
                                                                   ------------
                    Publishing - 3.5%
      108,688       John Wiley & Sons, Inc.                        $  4,825,747
       75,149       McGraw-Hill Co., Inc.                             3,379,451
                                                                   ------------
                                                                   $  8,205,198
                                                                   ------------
                    Total Media                                    $  9,063,962
                                                                   ------------
                    Retailing - 4.8%
                    Department Stores - 2.1%
       22,957       Kohl's Corp.                                   $  1,132,928
       37,291       Macy's, Inc.                                      1,200,024
       47,996       Nordstrom, Inc.                                   2,385,881
                                                                   ------------
                                                                   $  4,718,833
                                                                   ------------
                    General Merchandise Stores - 1.8%
       81,500       Target Corp.                                   $  4,174,430
                                                                   ------------
                    Home Improvement Retail - 0.9%
       83,205       Lowe's Companies, Inc.                         $  2,111,743
                                                                   ------------
                    Total Retailing                                $ 11,005,006
                                                                   ------------
                    Food & Drug Retailing - 2.9%
                    Drug Retail - 1.5%
      103,516       Walgreen Co.                                   $  3,422,239
                                                                   ------------
                    Food Distributors - 0.8%
       61,317       Sysco Corp.                                    $  1,798,428
                                                                   ------------
                    Hypermarkets & Supercenters - 0.6%
       23,585       Wal-Mart Stores, Inc.                          $  1,409,440
                                                                   ------------
                    Total Food & Drug Retailing                    $  6,630,107
                                                                   ------------
                    Food, Beverage & Tobacco - 5.1%
                    Packaged Foods & Meats - 5.1%
       66,605       General Mills, Inc.                            $  2,691,508
       55,069       H.J. Heinz Co., Inc.                              2,975,929
       70,035       Hershey Foods Corp.                               4,326,762
       47,639       Kraft Foods, Inc.                                 1,779,793
                                                                   ------------
                                                                   $ 11,773,992
                                                                   ------------
                    Total Food, Beverage & Tobacco                 $ 11,773,992
                                                                   ------------
                    Household & Personal Products - 3.3%
                    Household Products - 2.2%
        9,349       Clorox Co.                                     $    622,269
       48,512       Colgate-Palmolive Co.                             4,482,024
                                                                   ------------
                                                                   $  5,104,293
                                                                   ------------

       Shares                                                             Value
                    Personal Products - 1.1%
       21,578       Estee Lauder Co.                               $  2,423,641
                                                                   ------------
                    Total Household & Personal
                    Products                                       $  7,527,934
                                                                   ------------
                    Health Care Equipment & Services - 7.9%
                    Health Care Distributors - 0.4%
       20,360       Cardinal Health, Inc.                          $    826,820
                                                                   ------------
                    Health Care Equipment - 6.7%
       33,561       Baxter International, Inc.                     $  1,660,598
       56,645       Becton, Dickinson & Co.                           4,232,514
       35,565       C. R. Bard, Inc.                                  3,040,808
       20,985       Covidien, Ltd.                                      944,535
       23,053       Medtronic, Inc.                                     881,777
      163,949       Smith & Nephew Plc                                1,590,708
       54,407       St. Jude Medical, Inc.                            1,866,160
       25,887       Stryker Corp.                                     1,286,843
                                                                   ------------
                                                                   $ 15,503,943
                                                                   ------------
                    Health Care Services - 0.3%
       13,905       Medco Health Solutions, Inc.*                  $    777,290
                                                                   ------------
                    Managed Health Care - 0.5%
       22,694       United Healthcare Group, Inc.                  $  1,150,132
                                                                   ------------
                    Total Health Care Equipment &
                    Services                                       $ 18,258,185
                                                                   ------------
                    Pharmaceuticals & Biotechnology - 4.9%
                    Biotechnology - 0.7%
       26,011       Amgen, Inc.                                    $  1,670,166
                                                                   ------------
                    Pharmaceuticals - 4.2%
       58,434       Abbott Laboratories, Inc.                      $  3,285,744
       27,189       Eli Lilly & Co.                                   1,129,975
       43,028       Hospira, Inc.*                                    1,306,760
       25,407       Merck & Co., Inc.                                   957,844
      107,771       Pfizer, Inc.                                      2,332,164
       15,507       Teva Pharmaceutical Industries, Ltd.
                    (A.D.R.)                                            625,863
                                                                   ------------
                                                                   $  9,638,350
                                                                   ------------
                    Total Pharmaceuticals &
                    Biotechnology                                  $ 11,308,516
                                                                   ------------
                    Banks - 3.6%
                    Diversified Banks - 2.4%
       11,917       Canadian Imperial Bank of
                    Commerce Co.                                   $    846,976
       42,051       Comerica, Inc.                                    1,084,916
       79,737       U.S. Bancorp                                      2,156,886
       49,833       Wells Fargo & Co.                                 1,373,397
                                                                   ------------
                                                                   $  5,462,175
                                                                   ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Shares                                                             Value
                    Regional Banks - 1.2%
      116,330       KeyCorp                                        $    894,578
       34,587       PNC Bank Corp.                                    1,994,632
                                                                   ------------
                                                                   $  2,889,210
                                                                   ------------
                    Total Banks                                    $  8,351,385
                                                                   ------------
                    Diversified Financials - 5.1%
                    Asset Management & Custody Banks - 4.2%
       26,383       Franklin Resources, Inc.                       $  2,534,351
       38,147       Northern Trust Corp.                              1,512,910
       56,402       State Street Corp.                                2,273,565
       56,437       T. Rowe Price Associates, Inc.                    3,214,087
                                                                   ------------
                                                                   $  9,534,913
                                                                   ------------
                    Consumer Finance - 0.9%
       24,188       American Express Co.                           $  1,140,948
       41,413       Discover Financial Services, Inc.                   993,912
                                                                   ------------
                                                                   $  2,134,860
                                                                   ------------
                    Total Diversified Financials                   $ 11,669,773
                                                                   ------------
                    Insurance - 3.1%
                    Property & Casualty Insurance - 3.1%
       84,025       Chubb Corp.                                    $  5,816,211
       22,659       The Traveler Companies, Inc.                      1,340,733
                                                                   ------------
                                                                   $  7,156,944
                                                                   ------------
                    Total Insurance                                $  7,156,944
                                                                   ------------
                    Software & Services - 5.1%
                    Application Software - 0.7%
       42,926       Adobe Systems, Inc.                            $  1,213,518
       21,450       Nuance Communications, Inc.*                        539,682
                                                                   ------------
                                                                   $  1,753,200
                                                                   ------------
                    Data Processing & Outsourced Services - 2.0%
       40,905       Automatic Data Processing, Inc.                $  2,209,278
       27,722       DST Systems, Inc.                                 1,261,905
       18,085       Fiserv, Inc.*                                     1,062,313
                                                                   ------------
                                                                   $  4,533,496
                                                                   ------------
                    Internet Software & Services - 0.4%
       27,982       eBAY, Inc.*                                    $    848,694
                                                                   ------------
                    IT Consulting & Other Services - 0.8%
       10,238       IBM Corp.*                                     $  1,882,563
                                                                   ------------
                    Systems Software - 1.2%
       49,639       Microsoft Corp.                                $  1,288,628
       16,518       Oracle Corp.                                        423,687
       61,946       Symantec Corp.                                      969,455
                                                                   ------------
                                                                   $  2,681,770
                                                                   ------------
                    Total Software & Services                      $ 11,699,723
                                                                   ------------

       Shares                                                             Value
                    Technology Hardware & Equipment - 4.0%
                    Communications Equipment - 1.9%
       74,470       Cisco Systems, Inc.                            $  1,346,418
       68,645       Juniper Networks, Inc.*                           1,401,044
       13,195       Motorola Solutions, Inc.                            610,797
       19,334       Qualcomm, Inc.                                    1,057,570
                                                                   ------------
                                                                   $  4,415,829
                                                                   ------------
                    Computer Hardware - 0.5%
       48,800       Hewlett-Packard Co.                            $  1,257,088
                                                                   ------------
                    Computer Storage & Peripherals - 0.3%
       21,065       NetApp, Inc.*                                  $    764,028
                                                                   ------------
                    Office Electronics - 1.3%
       65,864       Canon, Inc. (A.D.R.)                           $  2,900,651
                                                                   ------------
                    Total Technology Hardware &
                    Equipment                                      $  9,337,596
                                                                   ------------
                    Semiconductors - 4.7%
                    Semiconductor Equipment - 1.1%
      112,844       Applied Materials, Inc.                        $  1,208,559
       34,186       ASM Lithography Holdings NV
                    (A.D.R.)                                          1,428,633
                                                                   ------------
                                                                   $  2,637,192
                                                                   ------------
                    Semiconductors - 3.6%
       27,766       Altera Corp.                                   $  1,030,119
       62,407       Analog Devices, Inc.                              2,232,922
      100,084       Intel Corp.                                       2,427,037
       85,433       Texas Instruments, Inc.                           2,486,955
                                                                   ------------
                                                                   $  8,177,033
                                                                   ------------
                    Total Semiconductors                           $ 10,814,225
                                                                   ------------
                    Telecommunication Services - 1.7%
                    Integrated Telecommunication Services - 1.7%
       84,672       AT&T Corp.                                     $  2,560,481
       33,851       Verizon Communications, Inc.                      1,358,102
                                                                   ------------
                                                                   $  3,918,583
                                                                   ------------
                    Total Telecommunication
                    Services                                       $  3,918,583
                                                                   ------------
                    Utilities - 1.2%
                    Electric Utilities - 0.8%
       37,778       Southern Co.                                   $  1,748,744
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                               Value
                    Multi-Utilities - 0.4%
       30,804       Public Service Enterprise Group, Inc.          $  1,016,840
                                                                   ------------
                    Total Utilities                                $  2,765,584
                                                                   ------------
                    TOTAL COMMON STOCKS
                    (Cost $190,207,759)                            $228,693,959
                                                                   ------------
                    TOTAL INVESTMENT IN
                    SECURITIES - 99.4%
                    (Cost $190,207,759)(a)                         $228,693,959
                                                                   ------------
                    OTHER ASSETS AND
                    LIABILITIES - 0.6%                             $  1,438,339
                                                                   ------------
                    TOTAL NET ASSETS - 100.0%                      $230,132,298
                                                                   ============

(A.D.R.) American Depositary Receipt.
*        Non-income producing security.
(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $191,403,593 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost         $47,878,989
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value         (10,588,623)
                                                                    -----------
         Net unrealized gain                                        $37,290,366
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $27,629,568 and $102,103,301, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                             Level 1         Level 2     Level 3        Total
   Common Stocks         $228,693,959         $  -        $  -     $228,693,959
                         ------------         ----        ----     ------------
     Total               $228,693,959         $  -        $  -     $228,693,959
                         ============         ====        ====     ============


10    The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                           12/31/11     12/31/10     12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period                      $  22.43      $  19.60     $  15.94     $  25.72     $  24.80
                                                          --------      --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.33      $   0.28     $   0.30     $   0.39     $   0.33
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              (1.22)         2.83         3.66        (8.87)        0.91
                                                          --------      --------     --------     --------     --------
    Net increase (decrease) from investment
     operations                                           $  (0.89)     $   3.11     $   3.96     $  (8.48)    $   1.24
Distributions to shareowners:
 Net investment income                                       (0.34)        (0.28)       (0.30)       (0.40)       (0.32)
 Net realized gain                                           (1.24)           --           --        (0.90)          --
                                                          --------      --------     --------     --------     --------
Net increase (decrease) in net asset value                $  (2.47)     $   2.83     $   3.66     $  (9.78)    $   0.92
                                                          --------      --------     --------     --------     --------
Net asset value, end of period                            $  19.96      $  22.43     $  19.60     $  15.94     $  25.72
                                                          ========      ========     ========     ========     ========
Total return*                                                (4.30)%       16.02%       25.20%      (34.27)%       4.99%
Ratio of net expenses to average net assets+                  0.73%         0.72%        0.74%        0.74%        0.70%
Ratio of net investment income to average net assets+         1.48%         1.39%        1.79%        1.78%        1.22%
Portfolio turnover rate                                         10%           25%          21%          12%          24%
Net assets, end of period (in thousands)                  $205,739      $257,193     $249,439     $218,622     $374,349
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.73%         0.72%        0.74%        0.74%        0.70%
 Net investment income                                        1.48%         1.39%        1.79%        1.78%        1.22%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                          12/31/11    12/31/10     12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period                      $ 22.42     $ 19.59      $ 15.93      $ 25.68      $  24.73
                                                          -------     -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.32     $  0.24      $  0.27      $  0.35      $   0.24
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             (1.27)       2.81         3.65        (8.87)         0.97
                                                          -------     -------      -------      -------      --------
    Net increase (decrease) from investment
     operations                                           $ (0.95)    $  3.05      $  3.92      $ (8.52)     $   1.21
Distributions to shareowners:
 Net investment income                                      (0.26)      (0.22)       (0.26)       (0.33)        (0.26)
 Net realized gain                                          (1.24)         --           --        (0.90)           --
                                                          -------     -------      -------      -------      ---------
Net increase (decrease) in net asset value                $ (2.45)    $  2.83      $  3.66      $ (9.75)     $   0.95
                                                          -------     -------      -------      -------      ---------
Net asset value, end of period                            $ 19.97     $ 22.42      $ 19.59      $ 15.93      $  25.68
                                                          =======     =======      =======      =======      ========
Total return*                                               (4.55)%     15.72%       24.91%      (34.41)%        4.87%
Ratio of net expenses to average net assets+                 0.98%       0.97%        0.99%        0.99%         0.95%
Ratio of net investment income to average net assets+        1.16%       1.14%        1.56%        1.53%         0.98%
Portfolio turnover rate                                        10%         25%          21%          12%           24%
Net assets, end of period (in thousands)                  $24,393     $63,142      $68,112      $71,276      $147,940
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                0.98%       0.97%        0.99%        0.99%         0.95%
 Net investment income                                       1.16%       1.14%        1.56%        1.53%         0.98%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $190,207,759)                                         $ 228,693,959
 Cash                                                                                     1,109,426
 Receivables --
   Fund shares sold                                                                         118,753
   Dividends                                                                                407,230
 Other                                                                                        3,602
                                                                                      -------------
     Total assets                                                                     $ 230,332,970
                                                                                      -------------
LIABILITIES:
 Payables --
   Fund shares repurchased                                                            $     125,388
 Due to affiliates                                                                           10,956
 Accrued audit fees                                                                          37,776
 Accrued expenses                                                                            26,552
                                                                                      -------------
    Total liabilities                                                                 $     200,672
                                                                                      -------------
NET ASSETS:
 Paid-in capital                                                                      $ 185,653,106
 Undistributed net investment income                                                         37,933
 Accumulated net realized gain on investments and foreign currency transactions           5,954,865
 Net unrealized gain on investments                                                      38,486,200
 Net unrealized gain on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                194
                                                                                      -------------
    Total net assets                                                                  $ 230,132,298
                                                                                      =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $205,738,832/10,309,655 shares)                                    $       19.96
                                                                                      =============
 Class II (based on $24,393,466/1,221,461 shares)                                     $       19.97
                                                                                      =============


The accompanying notes are an integral part of these financial statements.    13

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the Year Ended 12/31/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $55,801)                                    $   5,953,250
 Income from securities loaned, net                                                             19,908
 Interest                                                                                          241
                                                                                         -------------
  Total investment income                                                                                    $   5,973,399
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $   1,768,922
 Transfer agent fees
   Class I                                                                                       1,500
   Class II                                                                                      1,500
 Distribution fees
   Class II                                                                                     97,015
 Administrative reimbursements                                                                  79,354
 Custodian fees                                                                                 25,305
 Professional fees                                                                              56,787
 Printing expense                                                                               24,453
 Fees and expenses of nonaffiliated Trustees                                                    11,184
 Miscellaneous                                                                                  11,807
                                                                                         -------------
  Total expenses                                                                                             $   2,077,827
                                                                                                             -------------
   Net investment income                                                                                     $   3,895,572
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
REDEMPTIONS IN KIND AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                             $   7,481,573
 Redemptions in kind                                                                         7,883,355
 Class action                                                                                   88,507
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                            25,412       $  15,478,847
                                                                                         -------------       -------------
 Change in net unrealized loss on:
 Investments                                                                             $ (27,703,472)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                           (23,009)      $ (27,726,481)
                                                                                         -------------       -------------
 Net loss on investments and foreign currency transactions                                                   $ (12,247,634)
                                                                                                             -------------
 Net decrease in net assets resulting from operations                                                        $  (8,352,062)
                                                                                                             =============


14    The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               Year Ended        Year Ended
                                                                                                12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                                        $  3,895,572       $  4,495,960
Net realized gain on investments, redemptions in kind, class action and foreign currency
 transactions                                                                                  15,478,847         32,129,128
Change in net unrealized gain (loss) on investments and foreign currency transactions         (27,726,481)        14,178,752
                                                                                             ------------       ------------
  Net increase (decrease) in net assets resulting from operations                            $ (8,352,062)      $ 50,803,840
                                                                                             ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.34 and $0.28 per share, respectively)                                          $ (3,555,244)      $ (3,304,565)
  Class II ($0.26 and $0.22 per share, respectively)                                             (391,811)        (1,111,788)
                                                                                             ------------       ------------
    Total distributions to shareowners                                                       $ (3,947,055)      $ (4,416,353)
                                                                                             ------------       ------------
Net realized gain:
  Class I ($1.24 and $0.00 per share, respectively)                                          $(12,964,261)      $         --
  Class II ($1.24 and $0.00 per share, respectively)                                           (1,636,481)                --
                                                                                             ------------       ------------
    Total distributions to shareowners                                                       $(14,600,742)      $         --
                                                                                             ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $ 13,401,120       $ 71,291,909
Reinvestment of distributions                                                                  18,547,797          4,416,353
Cost of shares repurchased                                                                    (65,292,638)       119,311,354)
Redemption in kind                                                                            (29,959,202)                --
                                                                                             ------------       ------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                             $(63,302,923)      $(43,603,092)
                                                                                             ------------       ------------
  Net increase (decrease) in net assets                                                      $(90,202,782)      $  2,784,395
NET ASSETS:
Beginning of year                                                                            $320,335,080       $317,550,685
                                                                                             ------------       ------------
End of year                                                                                  $230,132,298       $320,335,080
                                                                                             ============       ============
Undistributed net investment income                                                          $     37,933       $     64,004
                                                                                             ============       ============

                                     '11 Shares        '11 Amount        '10 Shares        '10 Amount
Class I
Shares sold                             484,608      $ 10,438,460           556,844      $ 11,149,277
Reinvestment of distributions           782,058        16,519,505           164,296         3,304,565
Less shares repurchased              (2,422,501)      (52,621,352)       (1,981,083)      (39,591,064)
                                     ----------      ------------        ----------      ------------
  Net decrease                       (1,155,835)     $(25,663,387)       (1,259,943)     $(25,137,222)
                                     ==========      ============        ==========      ============
CLASS II
Shares sold                             130,509      $  2,962,660         2,947,773      $ 60,142,632
Reinvestment of distributions            95,627         2,028,292            55,271         1,111,788
Less shares repurchased              (1,156,052)      (12,671,286)       (3,663,908)      (79,720,290)
Redemptions in kind                    (664,304)      (29,959,202)               --                --
                                     ----------      ------------        ----------      ------------
  Net decrease                       (1,594,220)     $(37,639,536)         (660,864)     $(18,465,870)
                                     ==========      ============        ==========      ============


The accompanying notes are an integral part of these financial statements.    15

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average number of contracts open during the year ended December 31, 2011 was 162,240. The Portfolio had no outstanding portfolio or settlement hedges as of December 31, 2011.

D. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Portfolio reclassified $25,412 to increase undistributed net investment income, $7,769,801 to decrease accumulated net realized gain and $7,744,389 to increase paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

-------------------------------------------------------------------------------
                                                 2011              2010
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                              $ 3,947,055         $4,416,353
Long-term capital gain                        14,600,742                 --
                                             -----------         ----------
  Total distributions                        $18,547,797         $4,416,353
                                             ===========         ==========
Distributable Earnings:
Undistributed ordinary income                $    37,933
Undistributed long-term gain                   7,150,699
Net unrealized gain                           37,290,560
                                             -----------
  Total                                      $44,479,192
                                             ===========

-------------------------------------------------------------------------------

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

E. Portfolio Shares and Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                               (continued)
--------------------------------------------------------------------------------

   related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   During the period, the Portfolio recognized gains of $88,507 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Risks

   At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G. Securities Lending

   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio has no securities on loan.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,578 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,043 in transfer agent fees payable to PIMSS at December 31, 2011.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $335 in distribution fees payable to PFD at December 31, 2011.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

-----------------------------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging                                                                                                  Change in Unrealized
Instruments Under                            Location of Gain or (Loss)                    Realized Gain or        Gain or (Loss)
Accounting Standards                               On Derivatives                       (Loss) on Derivatives      on Derivatives
Codification (ASC) 815                          Recognized in Income                     Recognized in Income   Recognized in Income
------------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency     Net realized loss on forward foreign currency contracts           $(18,731)
Contracts                    and other assets and liabilities denominated in foreign
                             currencies                                                                                $24,727
Forward Foreign Currency     Change in unrealized gain on forward foreign currency
Contracts                    contracts and other assets and liabilities denominated
                             in foreign currencies
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                    /s/ Ernest & Young LLP

Boston, Massachusetts
February 14, 2012

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2011, in the third quintile of its Morningstar category for the three year period ended June 30, 2011, and in the second quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                            Trustees and Officers
Pioneer Investment Management, Inc.                           The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's
Custodian                                                     operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                                 their principal occupations during at least the past five years.
                                                              Trustees who are interested persons of the Trust within the meaning of
Independent Registered Public Accounting Firm                 the 1940 Act are referred to as Interested Trustees. Trustees who are
Ernst & Young LLP                                             not interested persons of the Trust are referred to as Independent
                                                              Trustees. Each of the Trustees, except Mr. West, serves as a trustee
Principal Underwriter                                         of each of the 55 U.S. registered investment portfolios for which
Pioneer Funds Distributor, Inc.                               Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for
Legal Counsel                                                 which Pioneer serves as investment adviser. The address for all
Bingham McCutchen LLP                                         Trustees and all officers of the Trust is 60 State Street, Boston,
                                                              Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.      The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves     Non-Executive Chairman         None
                           Board, Trustee    until a successor trustee is   and a director of Pioneer
                           and President     elected or earlier             Investment Management USA
                                             retirement or removal.         Inc. ("PIM-USA");
                                                                            Chairman and a director
                                                                            of Pioneer; Chairman and
                                                                            Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since
                                                                            2006); Director of
                                                                            Pioneer Alternative
                                                                            Investment Management
                                                                            Limited (Dublin) (until
                                                                            October 2011); President
                                                                            and a director of Pioneer
                                                                            Alternative Investment
                                                                            Management (Bermuda)
                                                                            Limited and affiliated
                                                                            funds; Deputy Chairman
                                                                            and a director of Pioneer
                                                                            Global Asset Management
                                                                            S.p.A. ("PGAM") (until
                                                                            April 2010); Director of
                                                                            PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006);
                                                                            Director of Nano-C, Inc.
                                                                            (since 2003); Director of
                                                                            Cole Management Inc.
                                                                            (2004 - 2011); Director
                                                                            of Fiduciary Counseling,
                                                                            Inc. (until December
                                                                            2001); President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006);
                                                                            President of all of the
                                                                            Pioneer Funds; and Of
                                                                            Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr
                                                                            LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and              None
(53)*                      Executive Vice    until a successor trustee is   President of PIM-USA
                           President         elected or earlier             (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer and Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since
                                                                            February 2007); Executive
                                                                            Vice President of all of
                                                                            the Pioneer Funds (since
                                                                            March 2007); Director of
                                                                            PGAM (2007 - 2010); Head
                                                                            of New Europe Division,
                                                                            PGAM (2000 - 2005); and
                                                                            Head of New Markets
                                                                            Division, PGAM (2005 -
                                                                            2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
David R. Bock (68)     Trustee          Trustee since 2005. Serves      Managing Partner, Federal     Director of Enterprise
                                        until a successor trustee is    City Capital Advisors         Community Investment,
                                        elected or earlier              (corporate advisory           Inc. (privately held
                                        retirement or removal.          services company) (1997 -     affordable housing
                                                                        2004 and 2008 - present);     finance company) (1985 -
                                                                        Interim Chief Executive       2010); Director of Oxford
                                                                        Officer, Oxford               Analytica, Inc. (2008 -
                                                                        Analytica, Inc.               present); Director of The
                                                                        (privately held research      Swiss Helvetia Fund, Inc.
                                                                        and consulting company)       (closed-end fund) (2010 -
                                                                        (2010); Executive Vice        present); and Director of
                                                                        President and Chief           New York Mortgage Trust
                                                                        Financial Officer,            (publicly traded mortgage
                                                                        I-trax, Inc. (publicly        REIT) (2004 - 2009, 2012
                                                                        traded health care            - present)
                                                                        services company) (2004 -
                                                                        2007); and Executive Vice
                                                                        President and Chief
                                                                        Financial Officer,
                                                                        Pedestal Inc.
                                                                        (internet-based mortgage
                                                                        trading company) (2000 -
                                                                        2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves      Chairman, Bush                Director of Marriott
                                        until a successor trustee is    International, LLC            International, Inc. (2008
                                        elected or earlier              (international financial      - present); Director of
                                        retirement or removal.          advisory firm) (1991 -        Discover Financial
                                                                        present); Senior Managing     Services (credit card
                                                                        Director, Brock Capital       issuer and electronic
                                                                        Group, LLC (strategic         payment services) (2007 -
                                                                        business advisors) (2010      present); Former Director
                                                                        - present); Managing          of Briggs & Stratton Co.
                                                                        Director, Federal Housing     (engine manufacturer)
                                                                        Finance Board (oversight      (2004 - 2009); Former
                                                                        of Federal Home Loan Bank     Director of UAL
                                                                        system) (1989 - 1991);        Corporation (airline
                                                                        Vice President and Head       holding company) (2006 -
                                                                        of International Finance,     2010); Director of
                                                                        Federal National Mortgage     ManTech International
                                                                        Association (1988 -           Corporation (national
                                                                        1989); U.S. Alternate         security, defense, and
                                                                        Executive Director,           intelligence technology
                                                                        International Monetary        firm) (2006 - present);
                                                                        Fund (1984 - 1988);           Member, Board of
                                                                        Executive Assistant to        Governors, Investment
                                                                        Deputy Secretary of the       Company Institute (2007 -
                                                                        U.S. Treasury, U.S.           present); Member, Board
                                                                        Treasury Department (1982     of Governors, Independent
                                                                        - 1984); and Vice             Directors Council (2007 -
                                                                        President and Team Leader     present); Former Director
                                                                        in Corporate Banking,         of Brady Corporation
                                                                        Bankers Trust Co. (1976 -     (2000 - 2007); Former
                                                                        1982)                         Director of Mortgage
                                                                                                      Guaranty Insurance
                                                                                                      Corporation (1991 -
                                                                                                      2006); Former Director of
                                                                                                      Millennium Chemicals,
                                                                                                      Inc. (commodity
                                                                                                      chemicals) (2002 - 2005);
                                                                                                      Former Director, R.J.
                                                                                                      Reynolds Tobacco
                                                                                                      Holdings, Inc. (tobacco)
                                                                                                      (1999 - 2005); and Former
                                                                                                      Director of Texaco, Inc.
                                                                                                      (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves      William Joseph Maier          Trustee, Mellon
(67)                                    until a successor trustee is    Professor of Political        Institutional Funds
                                        elected or earlier              Economy, Harvard              Investment Trust and
                                        retirement or removal.          University (1972 -            Mellon Institutional
                                                                        present)                      Funds Master Portfolio
                                                                                                      (oversaw 17 portfolios in
                                                                                                      fund complex) (1989 -
                                                                                                      2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
                          POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves     Founding Director, Vice       None
(64)                                        until a successor trustee is   President and Corporate
                                            elected or earlier             Secretary, The Winthrop
                                            retirement or removal.         Group, Inc. (consulting
                                                                           firm) (1982 - present);
                                                                           Desautels Faculty of
                                                                           Management, McGill
                                                                           University (1999 -
                                                                           present); and Manager of
                                                                           Research Operations and
                                                                           Organizational Learning,
                                                                           Xerox PARC, Xerox's
                                                                           Advance Research Center
                                                                           (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)       Trustee          Trustee since 2006. Serves     Chairman and Chief            Director, Broadridge
                                            until a successor trustee is   Executive Officer,            Financial Solutions, Inc.
                                            elected or earlier             Quadriserv, Inc.              (investor communications
                                            retirement or removal.         (technology products for      and securities processing
                                                                           securities lending            provider for financial
                                                                           industry) (2008 -             services industry) (2009
                                                                           present); private             - present); and Director,
                                                                           investor (2004 - 2008);       Quadriserv, Inc. (2005 -
                                                                           and Senior Executive Vice     present)
                                                                           President, The Bank of
                                                                           New York (financial and
                                                                           securities services)
                                                                           (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee          Trustee since 1995. Serves     President and Chief           Director of New America
                                            until a successor trustee is   Executive Officer,            High Income Fund, Inc.
                                            elected or earlier             Newbury, Piret & Company,     (closed-end investment
                                            retirement or removal.         Inc. (investment banking      company) (2004 -
                                                                           firm) (1981 - present)        present); and member,
                                                                                                         Board of Governors,
                                                                                                         Investment Company
                                                                                                         Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Trustee          Trustee since 2008. Serves     Senior Counsel, Sullivan      Director, The Swiss
                                            until a successor trustee is   & Cromwell LLP (law firm)     Helvetia Fund, Inc.
                                            elected or earlier             (1998 - present); and         (closed-end investment
                                            retirement or removal.         Partner, Sullivan &           company); and Director,
                                                                           Cromwell LLP (prior to        AMVESCAP, PLC (investment
                                                                           1998)                         manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION HELD   LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST  AND TERM OF OFFICE             PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Christopher J. Kelley (47)  Secretary       Since 2010. Serves at the      Vice President and            None
                                            discretion of the Board.       Associate General Counsel
                                                                           of Pioneer since January
                                                                           2008 and Secretary of all
                                                                           of the Pioneer Funds
                                                                           since June 2010;
                                                                           Assistant Secretary of
                                                                           all of the Pioneer Funds
                                                                           from September 2003 to
                                                                           May 2010; and Vice
                                                                           President and Senior
                                                                           Counsel of Pioneer from
                                                                           July 2002 to December
                                                                           2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant       Since 2010. Serves at the      Fund Governance Director      None
                            Secretary       discretion of the Board.       of Pioneer since December
                                                                           2006 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; Manager - Fund
                                                                           Governance of Pioneer
                                                                           from December 2003 to
                                                                           November 2006; and Senior
                                                                           Paralegal of Pioneer from
                                                                           January 2000 to November
                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Assistant       Since 2010. Serves at the      Counsel of Pioneer since      None
                            Secretary       discretion of the Board.       June 2007 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; and Vice President
                                                                           and Counsel at State
                                                                           Street Bank from October
                                                                           2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Treasurer       Since 2008. Serves at the      Vice President - Fund         None
                                            discretion of the Board.       Accounting, Administration
                                                                           and Controllership Services
                                                                           of Pioneer; Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since March 2008; Deputy
                                                                           Treasurer of Pioneer from
                                                                           March 2004 to February
                                                                           2008; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds from March
                                                                           2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant       Since 2000. Serves at the      Assistant Vice President      None
                            Treasurer       discretion of the Board.       - Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)          Assistant       Since 2002. Serves at the      Fund Accounting Manager -     None
                            Treasurer       discretion of the Board.       Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Assistant       Since 2009. Serves at the      Fund Administration           None
                            Treasurer       discretion of the Board.       Manager - Fund
                                                                           Accounting, Administration
                                                                           and Controllership Services
                                                                           since November 2008;
                                                                           Assistant Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since January 2009; and
                                                                           Client Service Manager -
                                                                           Institutional Investor
                                                                           Services at State Street
                                                                           Bank from March 2003 to
                                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Chief           Since 2010. Serves at the      Chief Compliance Officer      None
                            Compliance      discretion of the Board.       of Pioneer and of all the
                            Officer                                        Pioneer Funds since March
                                                                           2010; Director of Adviser
                                                                           and Portfolio Compliance
                                                                           at Pioneer since October
                                                                           2005; and Senior
                                                                           Compliance Officer for
                                                                           Columbia Management
                                                                           Advisers, Inc. from
                                                                           October 2003 to October
                                                                           2005
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.






























                                                                   18649-06-0212



                                                           [LOGO] PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares






                                                                   ANNUAL REPORT
                                                               December 31, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     6

  Financial Statements                                                       10

  Notes to Financial Statements                                              14

  Report of Independent Registered Public
    Accounting Firm                                                          18

  Approval of Investment Advisory Agreement                                  19

  Trustees, Officers and Service Providers                                   22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The data is a represention of a pie chart in the printed material]

U.S. Common Stocks                             98.7%
Depositary Receipts for International Stocks    1.3%

Sector Distribution
(As a percentage of equity holdings)

[The data is a represention of a pie chart in the printed material]

Information Technology                          28.2%
Health Care                                     23.9%
Industrials                                     16.6%
Consumer Discretionary                          13.8%
Energy                                           7.9%
Financials                                       3.9%
Materials                                        2.7%
Consumer Staples                                 2.0%
Telecommunication Services                       1.0%

Five Largest Holdings
(As a percentage of equity holdings)

----------------------------------------------------
1.   Cubist Pharmaceuticals, Inc.              2.70%
2.   KBR, Inc.                                 1.74
3.   Energy XXI Bermuda, Ltd.                  1.65
4.   Catalyst Health Solutions, Inc.           1.65
5.   Salix Pharmaceuticals, Ltd.               1.61

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/11          12/31/10
  Class I                                    $22.49            $23.01

                            Net
                            Investment     Short-Term        Long-Term
Distributions per Share     Income         Capital Gains     Capital Gains
  Class I                   $    -         $     -           $     -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a represention of a line chart in the printed material]

                      Pioneer Growth
                    Opportunities VCT            Russell 2000
                    Portfolio, Class I           Growth Index
12/01                    $10,000                    $10,000
                           6,233                      6,974
12/03                      8,910                     10,359
                          10,899                     11,841
12/05                     11,627                     12,333
                          12,278                     13,979
12/07                     11,804                     14,964
                           7,615                      9,197
12/09                     11,008                     12,367
                          13,234                     15,964
12/11                     12,935                     15,500

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

--------------------------------------------------------------------------------
                                                                      Class I
--------------------------------------------------------------------------------
10 Years                                                                2.61%
5 Years                                                                 1.05%
1 Year                                                                 -2.26%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

       Share Class                                   I
       ---------------------------------------------------
       Beginning Account Value on 7/1/11         $1,000.00
       Ending Account Value on 12/31/11          $  884.36
       Expenses Paid During Period*              $    3.99

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

       Share Class                                  I
       --------------------------------------------------
       Beginning Account Value on 7/1/11        $1,000.00
       Ending Account Value on 12/31/11         $1,020.97
       Expenses Paid During Period*             $    4.28

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

In the following interview, Brian Stack discusses the factors that influenced the performance of Pioneer Growth Opportunities VCT Portfolio during the 12-month period ended December 31, 2011. Mr. Stack, senior vice president and portfolio manager at Pioneer, is responsible for the daily management of the portfolio.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2011?

A: The Portfolio's Class I shares returned -2.26% at net asset value during the 12 months ended December 31, 2011, while the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index), returned -2.91%. During the same 12-month period, the average return of the 97 portfolios in Lipper's Small Cap Growth Underlying Portfolios category was -2.82%.

     The Portfolio employs a "growth at a reasonable price" (GARP) discipline. The Portfolio targets companies that we believe are attractively priced, with above-average growth potential, defensible business models, solid competitive positions, and innovative products or other growth drivers that can prevail, even in an uncertain economic environment.

Q: Could you describe the investment environment during the 12-month period ended December 31, 2011?

A: The past year was a somewhat difficult period for small-cap investors. The Euro-zone sovereign-debt crisis and domestic political uncertainties weighed on investor sentiment, causing correlations among individual stocks to move to all-time highs. In other words, stocks were generally moving together in response to daily news events, rather than moving based on company-specific fundamentals. For bottom-up, stock-picking strategies such as the one we use in selecting the Portfolio's holdings, the investment environment over the 12-month period proved to be challenging and sometimes frustrating. Despite the potential headwinds, the Portfolio's performance, while negative for the full year ended December 31, 2011, did manage to outpace the performance of the Russell Index and its Lipper peers.

Q: What factors helped and/or hurt the Portfolio's performance during the 12 months ended December 31, 2011?

A: As has typically been the case over time, individual stock selection (as opposed to industry allocations) drove the Portfolio's outperformance of the Russell Index over the 12-month period. Stock-picking was particularly strong in the information technology, health care (biotechnology/pharmaceuticals), and energy sectors. Part of the success reflected the fact that six of the Portfolio's holdings were acquired by larger entities. The list of acquired companies included Brigham Exploration, Petrohawk Energy, NetLogic Microsystems, Radiant Systems, SuccessFactors and DemandTec. We don't invest the Portfolio's assets with the specific goal of finding takeover targets, but our GARP approach often leads us to purchase fast-growing, undervalued companies whose merits are eventually recognized in either the public or private markets.

     The Portfolio's 12-month performance was helped by two elements of our sector positioning decisions: an overweight to information technology, a sector which outperformed, and an underweight to materials, which lagged sharply before rebounding in the fourth quarter of 2011. In addition, a number of Portfolio holdings delivered strong performance due to company-specific developments. One of the Portfolio's leading performers during the 12-month period was Cubist Pharmaceuticals, a biopharmaceutical company that resolved a patent challenge to its flagship antibiotic drug. Other contributors in health care were Abiomed, a medical device maker whose shares surged after the release of strong clinical data for its innovative heart pump, and Salix Pharmaceuticals, which received favorable data about one of its key developmental drugs.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     In the consumer discretionary sector, Portfolio holding Green Mountain Coffee Roasters posted strong returns, reflecting the extremely strong consumer adoption of its Keurig single-cup brewing system. We sold the Portfolio's position in Green Mountain in the late summer of 2011, when the shares reached our price target. The sale proved timely, as the shares subsequently declined significantly due to investor concerns about potential inventory problems at the company.

     On the negative side, the Portfolio's relatively defensive positioning hurt performance early in the fiscal year, when an underweight to consumer discretionary stocks - particularly retailers - detracted from returns. The Portfolio's positioning in the sector actually contributed to stronger performance during the second and third quarters, but once again detracted from performance during the final three months of the Portfolio's fiscal year. During the final quarter of the Portfolio's fiscal year, investor sentiment turned more aggressive and so the performance of stocks in sectors that are more economically sensitive, such as energy, materials, and industrials, received a boost.

     Among individual stocks in the Portfolio, the most notable detractors from performance during the 12-month period were ExamWorks, Amaren, and Entropic Communications.

Q:   What is your outlook for 2012?

A: Small-cap stocks underperformed their large-cap counterparts by a wide margin in 2011, with the -4.18% return of the small-cap Russell 2000 Index lagging the 2.09% return of the Standard & Poor's 500 Index by more than six full percentage points. The result of the shortfall is that the relative valuations of small-cap stocks have fallen to more attractive levels, which is encouraging. Also encouraging is the recent, if modest improvement in domestic economic data as of the end of 2011. Small-cap stocks tend to be more U.S.-focused, with less exposure to Europe and Asia than their large-cap counterparts. We believe that also raises the potential for stronger earnings growth among small caps during the year ahead.

     We remain true to our belief that stock selection is ultimately what drives the Portfolio's long-term performance. As we have done throughout the Portfolio's history, we continue to emphasize three types of small-cap growth stocks: classic emerging growth companies; companies that we believe are, at present, poorly understood by investors; and companies facing short-term challenges that we feel are having an undue, but temporary effect on their share prices. We continue to focus the Portfolio's investments on companies that we believe have specific growth catalysts that can fuel superior earnings growth, even in the absence of a vibrant economic environment.





Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

        Shares                                                            Value
                     COMMON STOCKS - 99.0%
                     Energy - 7.8%
                     Oil & Gas Equipment & Services - 6.9%
        23,400       Cabot Oil & Gas Corp.                         $  1,776,060
        62,200       Energy XXI Bermuda, Ltd.*                        1,982,936
        43,200       McMoRan Exploration Co.*                           628,560
        42,500       Oasis Petroleum, Inc.*                           1,236,325
       125,300       RAM Energy Resources, Inc.*                        392,189
        21,800       SM Energy Co.                                    1,593,580
       136,900       Triangle Petroleum Corp.*                          817,293
                                                                   ------------
                                                                   $  8,426,943
                                                                   ------------
                     Oil & Gas Storage & Transportation - 0.9%
        23,000       Golar LNG, Ltd.                               $  1,022,350
                                                                   ------------
                     Total Energy                                  $  9,449,293
                                                                   ------------
                     Materials - 2.7%
                     Specialty Chemicals - 2.1%
       105,100       Flotek Industries, Inc.*                      $  1,046,796
        32,700       W.R. Grace & Co.*                                1,501,583
                                                                   ------------
                                                                   $  2,548,379
                                                                   ------------
                     Steel - 0.6%
        14,300       Allegheny Technologies, Inc.                  $    683,540
                                                                   ------------
                     Total Materials                               $  3,231,919
                                                                   ------------
                     Capital Goods - 10.7%
                     Aerospace & Defense - 5.6%
        55,600       DigitalGlobe, Inc.*                           $    951,316
        56,600       Hexcel Corp.*                                    1,370,286
        81,100       Keyw Holding Corp.*                                600,140
        75,359       Orbital Sciences Corp.*                          1,094,966
        77,800       Spirit Aerosystems Holdings, Inc.*               1,616,684
        12,478       TransDigm Group, Inc.*                           1,193,895
                                                                   ------------
                                                                   $  6,827,287
                                                                   ------------
                     Construction & Engineering - 2.6%
        75,000       KBR, Inc.                                     $  2,090,250
        57,915       MYR Group, Inc.*                                 1,108,493
                                                                   ------------
                                                                   $  3,198,743
                                                                   ------------
                     Electrical Components & Equipment - 1.2%
        32,800       Polypore International, Inc.*                 $  1,442,872
                                                                   ------------
                     Industrial Machinery - 1.3%
        28,100       Chart Industries, Inc.*                       $  1,519,367
                                                                   ------------
                     Total Capital Goods                           $ 12,988,269
                                                                   ------------
                     Commercial Services & Supplies - 4.6%
                     Diversified Support Services - 1.0%
        24,152       Copart, Inc.*                                 $  1,156,639
                                                                   ------------
                     Human Resource & Employment
                     Services - 1.2%
       135,904       On Assignment, Inc.*                          $  1,519,407
                                                                   ------------
                     Research & Consulting Services - 2.4%
        23,900       Acacia Research Corp.*                        $    872,589

        Shares                                                            Value
                     Research & Consulting Services - (continued)
        18,506       CoStar Group, Inc.*                           $  1,234,905
        67,125       RPX Corp.*                                         849,131
                                                                   ------------
                                                                   $  2,956,625
                                                                   ------------
                     Total Commercial Services
                     & Supplies                                    $  5,632,671
                                                                   ------------
                     Transportation - 1.1%
                     Airlines - 1.1%
        25,949       Allegiant Travel Co.*                         $  1,384,120
                                                                   ------------
                     Total Transportation                          $  1,384,120
                                                                   ------------
                     Consumer Durables & Apparel - 5.9%
                     Apparel, Accessories & Luxury Goods - 2.4%
        30,588       Carter's, Inc.*                               $  1,217,708
        34,100       G-III Apparel Group*                               849,431
        16,500       The Warnaco Group, Inc.*                           825,660
                                                                   ------------
                                                                   $  2,892,799
                                                                   ------------
                     Footwear - 1.3%
        46,600       Crocs, Inc.*                                  $    688,282
        12,200       Deckers Outdoor Corp.*                             921,954
                                                                   ------------
                                                                   $  1,610,236
                                                                   ------------
                     Household Appliances - 0.5%
        18,600       SodaStream International, Ltd.*               $    608,034
                                                                   ------------
                     Housewares & Specialties - 1.1%
        22,600       Tupperware Brands Corp.                       $  1,264,922
                                                                   ------------
                     Leisure Products - 0.6%
       136,700       Leapfrog Enterprises, Inc.*                   $    764,153
                                                                   ------------
                     Total Consumer Durables
                     & Apparel                                     $  7,140,144
                                                                   ------------
                     Consumer Services - 2.6%
                     Casinos & Gaming - 1.2%
       148,900       Scientific Games Corp.*                       $  1,444,330
                                                                   ------------
                     Education Services - 0.9%
        69,900       Grand Canyon Education, Inc.*                 $  1,115,604
                                                                   ------------
                     Restaurants - 0.5%
        20,100       PF Chang's China Bistro, Inc.                 $    621,291
                                                                   ------------
                     Total Consumer Services                       $  3,181,225
                                                                   ------------
                     Media - 1.5%
                     Movies & Entertainment - 1.5%
        99,361       Cinemark Holdings, Inc.                       $  1,837,185
                                                                   ------------
                     Total Media                                   $  1,837,185
                                                                   ------------
                     Retailing - 3.6%
                     Apparel Retail - 2.0%
        61,000       Express, Inc.*                                $  1,216,340
       129,200       Hot Topic, Inc.                                    854,012
        14,700       Urban Outfitters, Inc.*                            405,132
                                                                   ------------
                                                                   $  2,475,484
                                                                   ------------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                            Value
                     Automotive Retail - 0.8%
        26,750       Monro Muffler Brake, Inc.                     $  1,037,633
                                                                   ------------
                     Homefurnishing Retail - 0.2%
         9,000       Mattress Firm Holding Corp.*                  $    208,710
                                                                   ------------
                     Specialty Stores - 0.6%
         9,152       Teavana Holdings, Inc.*                       $    171,875
        12,700       Vitamin Shoppe, Inc.*                              506,476
                                                                   ------------
                                                                   $    678,351
                                                                   ------------
                     Total Retailing                               $  4,400,178
                                                                   ------------
                     Food & Drug Retailing - 0.2%
                     Hypermarkets & Supercenters - 0.2%
         2,600       Pricesmart, Inc.*                             $    180,934
                                                                   ------------
                     Total Food & Drug Retailing                   $    180,934
                                                                   ------------
                     Food, Beverage & Tobacco - 1.8%
                     Packaged Foods & Meats - 1.8%
         8,800       Diamond Foods, Inc.*                          $    283,976
        24,600       Green Mountain Coffee Roasters, Inc.*            1,103,310
        12,100       TreeHouse Foods, Inc.*                             791,098
                                                                   ------------
                                                                   $  2,178,384
                                                                   ------------
                     Total Food, Beverage & Tobacco                $  2,178,384
                                                                   ------------
                     Health Care Equipment & Services - 12.6%
                     Health Care Equipment - 5.0%
        62,930       Abiomed, Inc.*                                $  1,162,317
        21,280       ArthroCare Corp.*                                  674,150
        85,212       Conceptus, Inc.*                                 1,077,080
        23,885       HeartWare International, Inc.*                   1,648,065
        63,500       Insulet Corp.*                                   1,195,705
        14,800       MAKO Surgical Corp.* (b)                           373,108
                                                                   ------------
                                                                   $  6,130,425
                                                                   ------------
                     Health Care Services - 3.8%
        11,375       Air Methods Corp.* (b)                        $    960,619
        38,100       Catalyst Health Solutions, Inc.*                 1,981,200
        35,939       IPC The Hospitalist Co., Inc.*                   1,643,131
                                                                   ------------
                                                                   $  4,584,950
                                                                   ------------
                     Health Care Supplies - 2.5%
        48,300       Endologix, Inc.*                              $    554,484
        21,800       Haemonetics Corp.*                               1,334,596
        75,600       Quidel Corp.*                                    1,143,828
                                                                   ------------
                                                                   $  3,032,908
                                                                   ------------
                     Health Care Technology - 1.3%
        41,700       WebMD Health Corp.*                           $  1,565,835
                                                                   ------------
                     Total Health Care Equipment
                     & Services                                    $ 15,314,118
                                                                   ------------
                     Pharmaceuticals & Biotechnology - 11.0%
                     Biotechnology - 6.6%
        43,300       Alkermes, Inc.*                               $    751,688
       207,300       Amarin Corp Plc * (A.D.R.)                       1,552,677
        82,000       Cubist Pharmaceuticals, Inc.*                    3,248,840

        Shares                                                            Value
                     Biotechnology - (continued)
        74,700       Exact Sciences Corp.*                         $    606,564
        29,900       Inhibitex, Inc.*                                   327,106
        26,800       Ironwood Pharmaceuticals, Inc.*                    320,796
       181,400       NPS Pharmaceuticals, Inc.*                       1,195,426
                                                                   ------------
                                                                   $  8,003,097
                                                                   ------------
                     Pharmaceuticals - 4.4%
        34,300       Auxilium Pharmaceuticals, Inc.*               $    683,599
        35,386       Cardiome Pharma Corp.*                              93,065
        26,000       Jazz Pharmaceuticals Plc*                        1,004,380
        51,200       Optimer Pharmaceuticals, Inc.*                     626,688
        40,500       Salix Pharmaceuticals, Ltd.*                     1,937,925
        37,600       ViroPharma, Inc.* (b)                            1,029,864
                                                                   ------------
                                                                   $  5,375,521
                                                                   ------------
                     Total Pharmaceuticals &
                     Biotechnology                                 $ 13,378,618
                                                                   ------------
                     Banks - 1.5%
                     Regional Banks - 1.5%
       111,200       CapitalSource, Inc.                           $    745,040
        16,900       Signature Bank Corp.*                            1,013,831
                                                                   ------------
                                                                   $  1,758,871
                                                                   ------------
                     Total Banks                                   $  1,758,871
                                                                   ------------
                     Diversified Financials - 1.8%
                     Consumer Finance - 1.1%
        50,257       Ezcorp, Inc.*                                 $  1,325,277
                                                                   ------------
                     Specialized Finance - 0.7%
        27,700       MSCI, Inc.*                                   $    912,161
                                                                   ------------
                     Total Diversified Financials                  $  2,237,438
                                                                   ------------
                     Real Estate - 0.6%
                     Mortgage Real Estate Investment Trusts - 0.6%
        70,200       CreXus Investment Corp.                       $    728,676
                                                                   ------------
                     Total Real Estate                             $    728,676
                                                                   ------------
                     Software & Services - 18.0%
                     Application Software - 6.9%
        68,166       Aspen Technology, Inc.*                       $  1,182,680
        26,400       RealPage, Inc.*                                    667,128
        21,968       Solera Holdings, Inc.                              978,455
        55,700       SS&C Technologies Holdings, Inc.*                1,005,942
        48,400       SuccessFactors, Inc.*                            1,929,708
        92,921       Tangoe, Inc.*                                    1,430,983
        17,167       The Ultimate Software Group, Inc.*               1,117,915
                                                                   ------------
                                                                   $  8,312,811
                                                                   ------------
                     Data Processing & Outsourced Services - 2.9%
        18,700       Global Payments, Inc.                         $    886,006
        30,175       Syntel, Inc.                                     1,411,285
        34,800       Verifone Holdings, Inc.*                         1,236,096
                                                                   ------------
                                                                   $  3,533,387
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                     (continued)
--------------------------------------------------------------------------------

        Shares                                                            Value
                     Internet Software & Services - 1.5%
       112,300       Velti Plc*                                    $    763,640
        50,372       Vocus, Inc.*                                     1,112,717
                                                                   ------------
                                                                   $  1,876,357
                                                                   ------------
                     IT Consulting & Other Services - 3.4%
        35,700       Gartner Group, Inc.*                          $  1,241,289
        84,000       InterXion Holding NV*                            1,129,800
        55,300       Sapient Corp.                                      696,780
        70,700       Virtusa Corp.*                                   1,023,736
                                                                   ------------
                                                                   $  4,091,605
                                                                   ------------
                     Systems Software - 3.3%
        69,113       DemandTec, Inc.*                              $    910,218
        60,160       Fortinet, Inc.* (b)                              1,312,090
         8,900       Imperva, Inc.*                                     309,809
        12,000       Rovi Corp.*                                        294,960
        35,300       Sourcefire, Inc.*                                1,143,015
                                                                   ------------
                                                                   $  3,970,092
                                                                   ------------
                     Total Software & Services                     $ 21,784,252
                                                                   ------------
                     Technology Hardware & Equipment - 5.1%
                     Communications Equipment - 3.2%
        26,400       Aruba Networks, Inc.*                         $    488,928
        90,100       Finisar Corp.*                                   1,508,725
       178,800       ShoreTel, Inc.*                                  1,140,744
        37,800       Ubiquiti Networks, Inc.*                           689,094
                                                                   ------------
                                                                   $  3,827,491
                                                                   ------------
                     Computer Storage & Peripherals - 0.9%
       169,782       OCZ Technology Group, Inc.*                   $  1,122,259
                                                                   ------------
                     Technology Distributors - 1.0%
        40,934       Synnex Corp.*                                 $  1,246,850
                                                                   ------------
                     Total Technology Hardware &
                     Equipment                                     $  6,196,600
                                                                   ------------
                     Semiconductors - 4.9%
                     Semiconductor Equipment - 1.1%
        70,977       Nanometrics, Inc.*                            $  1,307,396
                                                                   ------------
                     Semiconductors - 3.8%
       232,900       Entropic Communications, Inc.*                $  1,190,119
        17,044       Hittite Microwave Corp.*                           841,633
       127,100       Integrated Device Tech, Inc.*                      693,966
       206,200       Lattice Semiconductor Corp.*                     1,224,828
       116,200       PMC - Sierra, Inc.*                                640,262
                                                                   ------------
                                                                   $  4,590,808
                                                                   ------------
                     Total Semiconductors                          $  5,898,204
                                                                   ------------

        Shares                                                            Value
                     Telecommunication Services - 1.0%
                     Integrated Telecommunication Services - 1.0%
       154,900       Cbeyond, Inc.*                                $  1,240,749
                                                                   ------------
                     Total Telecommunication
                     Services                                      $  1,240,749
                                                                   ------------
                     TOTAL COMMON STOCKS
                     (Cost $106,027,604)                           $120,141,848
                                                                   ------------
                     TOTAL INVESTMENT IN
                     SECURITIES
                     (Cost $106,027,604) (a)                       $120,141,848
                                                                   ------------

     Contracts
                     OPTIONS WRITTEN - (0.0)%+
                     Call Options - (0.0)%+
           (28)      Air Methods Corp., expiring April 2012
                     at $95                                        $    (13,160)
           (71)      Fortinet, Inc., expiring January
                     2012 at $26                                           (887)
           (48)      MAKO Surgical Corp., expiring January
                     2012 at $30                                         (1,680)
           (35)      Viropharma, Inc., expiring February
                     2012 at $30                                         (3,763)
                                                                   ------------
                                                                   $    (19,490)
                                                                   ------------
                     TOTAL OPTIONS WRITTEN
                     (Premiums received $28,771)                   $    (19,490)
                                                                   ------------
                     OTHER ASSETS AND
                     LIABILITIES - 1.0%                            $  1,254,340
                                                                   ------------
                     TOTAL NET ASSETS - 100.0%                     $121,376,698
                                                                   ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
+        Amount rounds to less than (0.1)%.
(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $106,949,211 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost            $20,444,967
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value             (7,252,330)
                                                                    -----------
         Net unrealized gain                                        $13,192,637
                                                                    ===========

(b) All or a portion of this security position represents cover for outstanding options written.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $148,594,907 and $164,424,376, respectively.

8     The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                             Level 1        Level 2     Level 3        Total
Common Stocks            $120,141,848         $  -        $  -     $120,141,848
                         ------------         ---         ----     ------------
Total                    $120,141,848         $  -        $  -     $120,141,848
                         ============         ====        ====     ============
Other Financial
Instruments*             $    (19,490)        $  -        $  -     $   (19,490)
                         ============         ====        ====     ============

*  Other financial instruments include written options.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                        Common
                                                                        Stocks
   Balance as of 12/31/10                                              $433,571
   Realized gain (loss)(1)                                                   --
   Change in unrealized appreciation (depreciation)(2)                       --
   Net purchases (sales)                                                     --
   Transfers in and out of Level 3*                                    (433,571)
                                                                       --------
   Balance as of 12/31/11                                              $     --
                                                                       ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
*    Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year Ended      Year Ended      Year Ended     Year Ended     Year Ended
                                                         12/31/11        12/31/10        12/31/09       12/31/08       12/31/07
Class I
Net asset value, beginning of period                     $  23.01        $  19.14        $  13.24       $  22.44       $  26.79
                                                         --------        --------        --------        -------       --------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.13)       $  (0.09)       $  (0.03)      $  (0.00)(a)   $  (0.07)
 Net realized and unrealized gain (loss) on
  investments                                               (0.39)           3.96            5.93          (7.40)         (0.53)
                                                         --------        --------        --------        -------       --------
  Net increase (decrease) from investment
    operations                                           $  (0.52)       $   3.87        $   5.90       $  (7.40)      $  (0.60)
Distributions to shareowners:
 Net realized gain                                             --              --              --          (1.80)         (3.75)
                                                         --------        --------        --------        -------       --------
Net increase (decrease) in net asset value               $  (0.52)       $   3.87        $   5.90       $  (9.20)      $  (4.35)
                                                         --------        --------        --------        -------       --------
Net asset value, end of period                           $  22.49        $  23.01        $  19.14       $  13.24       $  22.44
                                                         ========        ========        ========       ========       ========
Total return*                                               (2.26)%(b)      20.22%          44.56%        (35.49)%        (3.86)%
Ratio of net expenses to average net assets+                 0.84%           0.85%           0.85%          0.85%          0.81%
Ratio of net investment loss to average net assets+         (0.54)%         (0.44)%         (0.15)%        (0.04)%        (0.25)%
Portfolio turnover rate                                       111%            119%            134%           231%           119%
Net assets, end of period (in thousands)                 $121,377        $141,034        $134,090       $105,666       $204,629
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                0.84%           0.87%           0.88%          0.91%          0.81%
 Net investment loss                                        (0.54)%         (0.46)%         (0.18)%        (0.10)%        (0.25)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a)   Amount rounds to less than $0.01 per share.
(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $106,027,604)                      $120,141,848
 Receivables --
  Investment securities sold                                          1,886,722
  Portfolio shares sold                                                  48,443
  Dividends                                                              36,870
 Other                                                                    1,408
                                                                   ------------
   Total assets                                                    $122,115,291
                                                                   ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                  $    590,554
  Portfolio shares repurchased                                           38,107
  Open option contracts written (premiums received $28,771)              19,490
 Due to custodian                                                        28,385
 Due to affiliates                                                        5,245
 Due to adviser                                                           6,486
 Accrued expenses                                                        50,326
                                                                   ------------
   Total liabilities                                               $    738,593
                                                                   ------------
NET ASSETS:
 Paid-in capital                                                   $111,477,414
 Accumulated net realized loss on investments                        (4,224,241)
 Net unrealized gain on investments                                  14,114,244
 Net unrealized gain on written options                                   9,281
                                                                   ------------
   Total net assets                                                $121,376,698
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $121,376,698/5,396,564 shares)                  $      22.49
                                                                   ============


The accompanying notes are an integral part of these financial statements.    11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/11

INVESTMENT INCOME:
 Dividends                                                $    327,381
 Income from securities loaned, net                             83,551
 Interest                                                          942
                                                          ------------
    Total investment income                                                $    411,874
                                                                           ------------
EXPENSES:
 Management fees                                          $    999,528
 Transfer agent fees                                             1,500
 Administrative reimbursement                                   39,455
 Custodian fees                                                 25,090
 Professional fees                                              51,106
 Printing expense                                               13,430
 Fees and expenses of nonaffiliated Trustees                     7,435
 Miscellaneous                                                   2,298
                                                          ------------
    Total expenses                                                         $  1,139,842
                                                                           ------------
     Net investment loss                                                   $   (727,968)
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on:
  Investments                                             $ 19,033,290
  Written options                                               44,580
  Class action                                                  66,621     $ 19,144,491
                                                          ------------     ------------
 Change in net unrealized gain (loss) on investments
  Investments                                             $(20,981,332)
  Written options                                                9,281     $(20,972,051)
                                                          ------------     ------------
 Net loss on investments                                                   $ (1,827,560)
                                                                           ------------
 Net decrease in net assets resulting from operations                      $ (2,555,528)
                                                                           ============


12    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Year Ended        Year Ended
                                                                          12/31/11          12/31/10
FROM OPERATIONS:
Net investment loss                                                    $   (727,968)     $   (580,349)
Net realized gain on investments                                         19,144,491        23,043,709
Change in net unrealized gain (loss) on investments                     (20,972,051)        2,087,853
                                                                       ------------      ------------
  Net increase (decrease) in net assets resulting from operations      $ (2,555,528)     $ 24,551,213
                                                                       ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  6,490,430      $  6,797,937
Cost of shares repurchased                                              (23,591,837)      (24,405,533)
                                                                       ------------      ------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                       $(17,101,407)     $(17,607,596)
                                                                       ------------      ------------
  Net increase (decrease) in net assets                                $(19,656,935)     $  6,943,617
NET ASSETS:
Beginning of year                                                       141,033,633       134,090,016
                                                                       ------------      ------------
End of year                                                            $121,376,698      $141,033,633
                                                                       ============      ============


                               '11 Shares        '11 Amount        '10 Shares        '10 Amount
CLASS I
Shares sold                       274,795      $  6,490,430           337,126      $  6,797,937
Less shares repurchased        (1,007,712)      (23,591,837)       (1,213,449)      (24,405,533)
                               ----------      ------------        ----------      ------------
  Net decrease                   (732,917)     $(17,101,407)         (876,323)     $(17,607,596)
                               ==========      ============        ==========      ============


The accompanying notes are an integral part of these financial statements.    13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant even might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Portfolio had a net capital loss carryforward of $1,509,860 which will expire in 2017 if not utilized.

   The Portfolio has elected to defer approximately $1,792,774 of capital losses recognized between November 1, 2011 and December 31, 2011 to its fiscal year ending December 31, 2012.

   At December 31, 2011, the Portfolio reclassified $727,968 to decrease accumulated net investment loss and $727,968 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   There were no distributions paid during the years ended December 31, 2011 and 2010. The components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

-------------------------------------------------------------------------------
                                                                       2011
-------------------------------------------------------------------------------
  Distributable Earnings:
  Capital loss carryforward                                        $(1,509,860)
  Post-October loss deferred                                        (1,792,774)
  Net unrealized gain                                               13,201,918
                                                                   -----------
    Total                                                          $ 9,899,284
                                                                   ===========
-------------------------------------------------------------------------------

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

D. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Dividends and distributions to shareowners are recorded on the ex-dividend date.

   During the fiscal year, the Portfolio recognized gains of $66,621 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

E. Risks

   Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F. Securities Lending

   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

   collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Option Writing

   When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Transactions in written call options for the year ended December 31, 2011 are summarized as follows:

--------------------------------------------------------------------------------
                                                      Number of      Premiums
                                                      Contracts      Received
--------------------------------------------------------------------------------
 Options outstanding at beginning of year                  -         $     -
 Options opened                                          612          87,244
 Options exercised                                       (83)        (13,695)
 Options closed                                          (36)         (9,300)
 Options expired                                        (311)        (35,478)
                                                        ----         -------
 Options outstanding at end of year                      182         $28,771
                                                        ====         =======
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,120 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to PIMSS at December 31, 2011.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2011 were as follows:

---------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                         Asset Derivatives 2011                     Liabilities Derivatives 2011
Standards Codification              --------------------------------             ----------------------------------
(ASC) 815                           Balance Sheet Location     Value             Balance Sheet Location       Value
---------------------------------------------------------------------------------------------------------------------
 Written options                   Receivables                  $--             Payables                    $19,490
---------------------------------------------------------------------------------------------------------------------
 Total                                                          $--                                         $19,490
---------------------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

---------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                                                                              Change in Unrealized
Under Accounting                   Location of Gain or (Loss)               Realized Gain or        Gain or (Loss)
Standards Codification                   on Derivatives                  (Loss) on Derivatives      on Derivatives
(ASC) 815                             Recognized in Income                Recognized in Income   Recognized in Income
---------------------------------------------------------------------------------------------------------------------
 Written options         Net realized gain on written options                   $44,580
 Written options         Change in unrealized gain on written options                                   $9,281
---------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Opportunities VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                    /s/ Ernest & Young LLP

Boston, Massachusetts
February 14, 2012

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Growth Opportunities VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2011, in the second quintile of its Morningstar category for the three year period ended June 30, 2011, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Portfolio's recent underperformance and indicated that they were satisfied with the information presented with respect to the Portfolio's performance.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Growth Opportunities VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.                          The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Portfolio's
Custodian                                                    operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                                their principal occupations during at least the past five years.
                                                             Trustees who are interested persons of the Trust within the meaning of
Independent Registered Public Accounting Firm                the 1940 Act are referred to as Interested Trustees. Trustees who are
Ernst & Young LLP                                            not interested persons of the Trust are referred to as Independent
                                                             Trustees. Each of the Trustees, except Mr. West, serves as a trustee
Principal Underwriter                                        of each of the 55 U.S. registered investment portfolios for which
Pioneer Funds Distributor, Inc.                              Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for
Legal Counsel                                                which Pioneer serves as investment adviser. The address for all
Bingham McCutchen LLP                                        Trustees and all officers of the Trust is 60 State Street, Boston,
                                                             Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.     The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE               PRINCIPAL OCCUPATION              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves       Non-Executive Chairman and        None
                           Board, Trustee    until a successor trustee is     a director of Pioneer
                           and President     elected or earlier               Investment Management USA
                                             retirement or removal.           Inc. ("PIM-USA"); Chairman
                                                                              and a director of Pioneer;
                                                                              Chairman and Director of
                                                                              Pioneer Institutional
                                                                              Asset Management, Inc.
                                                                              (since 2006); Director of
                                                                              Pioneer Alternative
                                                                              Investment Management
                                                                              Limited (Dublin) (until
                                                                              October 2011); President
                                                                              and a director of Pioneer
                                                                              Alternative Investment
                                                                              Management (Bermuda)
                                                                              Limited and affiliated
                                                                              funds; Deputy Chairman and
                                                                              a director of Pioneer
                                                                              Global Asset Management
                                                                              S.p.A. ("PGAM") (until
                                                                              April 2010); Director of
                                                                              PIOGLOBAL Real Estate
                                                                              Investment Fund (Russia)
                                                                              (until June 2006);
                                                                              Director of Nano-C, Inc.
                                                                              (since 2003); Director of
                                                                              Cole Management Inc. (2004
                                                                              - 2011); Director of
                                                                              Fiduciary Counseling, Inc.
                                                                              (until December 2001);
                                                                              President and Director of
                                                                              Pioneer Funds Distributor,
                                                                              Inc. ("PFD") (until May
                                                                              2006); President of all of
                                                                              the Pioneer Funds; and Of
                                                                              Counsel, Wilmer Cutler
                                                                              Pickering Hale and Dorr
                                                                              LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves       Director, CEO and                 None
(53)*                      Executive Vice    until a successor trustee is     President of PIM-USA
                           President         elected or earlier               (since February 2007);
                                             retirement or removal.           Director and President of
                                                                              Pioneer and Pioneer
                                                                              Institutional Asset
                                                                              Management, Inc. (since
                                                                              February 2007); Executive
                                                                              Vice President of all of
                                                                              the Pioneer Funds (since
                                                                              March 2007); Director of
                                                                              PGAM (2007 - 2010); Head
                                                                              of New Europe Division,
                                                                              PGAM (2000 - 2005); and
                                                                              Head of New Markets
                                                                              Division, PGAM (2005 -
                                                                              2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Growth Opportunities VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
David R. Bock (68)     Trustee          Trustee since 2005. Serves      Managing Partner, Federal     Director of Enterprise
                                        until a successor trustee is    City Capital Advisors         Community Investment, Inc.
                                        elected or earlier              (corporate advisory           (privately held affordable
                                        retirement or removal.          services company) (1997 -     housing finance company)
                                                                        2004 and 2008 - present);     (1985 - 2010); Director of
                                                                        Interim Chief Executive       Oxford Analytica, Inc.
                                                                        Officer, Oxford Analytica,    (2008 - present); Director
                                                                        Inc. (privately held          of The Swiss Helvetia
                                                                        research and consulting       Fund, Inc. (closed-end
                                                                        company) (2010); Executive    fund) (2010 - present);
                                                                        Vice President and Chief      and Director of New York
                                                                        Financial Officer, I-trax,    Mortgage Trust (publicly
                                                                        Inc. (publicly traded         traded mortgage REIT)
                                                                        health care services          (2004 - 2009, 2012 -
                                                                        company) (2004 - 2007);       present)
                                                                        and Executive Vice
                                                                        President and Chief
                                                                        Financial Officer,
                                                                        Pedestal Inc.
                                                                        (internet-based mortgage
                                                                        trading company) (2000 -
                                                                        2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves      Chairman, Bush                Director of Marriott
                                        until a successor trustee is    International, LLC            International, Inc. (2008
                                        elected or earlier              (international financial      - present); Director of
                                        retirement or removal.          advisory firm) (1991 -        Discover Financial
                                                                        present); Senior Managing     Services (credit card
                                                                        Director, Brock Capital       issuer and electronic
                                                                        Group, LLC (strategic         payment services) (2007 -
                                                                        business advisors) (2010 -    present); Former Director
                                                                        present); Managing            of Briggs & Stratton Co.
                                                                        Director, Federal Housing     (engine manufacturer)
                                                                        Finance Board (oversight      (2004 - 2009); Former
                                                                        of Federal Home Loan Bank     Director of UAL
                                                                        system) (1989 - 1991);        Corporation (airline
                                                                        Vice President and Head of    holding company) (2006 -
                                                                        International Finance,        2010); Director of ManTech
                                                                        Federal National Mortgage     International Corporation
                                                                        Association (1988 - 1989);    (national security,
                                                                        U.S. Alternate Executive      defense, and intelligence
                                                                        Director, International       technology firm) (2006 -
                                                                        Monetary Fund (1984 -         present); Member, Board of
                                                                        1988); Executive Assistant    Governors, Investment
                                                                        to Deputy Secretary of the    Company Institute (2007 -
                                                                        U.S. Treasury, U.S.           present); Member, Board of
                                                                        Treasury Department (1982     Governors, Independent
                                                                        - 1984); and Vice             Directors Council (2007 -
                                                                        President and Team Leader     present); Former Director
                                                                        in Corporate Banking,         of Brady Corporation (2000
                                                                        Bankers Trust Co. (1976 -     - 2007); Former Director
                                                                        1982)                         of Mortgage Guaranty
                                                                                                      Insurance Corporation
                                                                                                      (1991 - 2006); Former
                                                                                                      Director of Millennium
                                                                                                      Chemicals, Inc. (commodity
                                                                                                      chemicals) (2002 - 2005);
                                                                                                      Former Director, R.J.
                                                                                                      Reynolds Tobacco Holdings,
                                                                                                      Inc. (tobacco) (1999 -
                                                                                                      2005); and Former Director
                                                                                                      of Texaco, Inc. (1997 -
                                                                                                      2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves      William Joseph Maier          Trustee, Mellon
(67)                                    until a successor trustee is    Professor of Political        Institutional Funds
                                        elected or earlier              Economy, Harvard              Investment Trust and
                                        retirement or removal.          University (1972 -            Mellon Institutional Funds
                                                                        present)                      Master Portfolio (oversaw
                                                                                                      17 portfolios in fund
                                                                                                      complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
                          POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Margaret B.W. Graham      Trustee          Trustee since 2000. Serves      Founding Director, Vice       None
(64)                                       until a successor trustee is    President and Corporate
                                           elected or earlier              Secretary, The Winthrop
                                           retirement or removal.          Group, Inc. (consulting
                                                                           firm) (1982 - present);
                                                                           Desautels Faculty of
                                                                           Management, McGill
                                                                           University (1999 -
                                                                           present); and Manager of
                                                                           Research Operations and
                                                                           Organizational Learning,
                                                                           Xerox PARC, Xerox's
                                                                           Advance Research Center
                                                                           (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)      Trustee          Trustee since 2006. Serves      Chairman and Chief            Director, Broadridge
                                           until a successor trustee is    Executive Officer,            Financial Solutions, Inc.
                                           elected or earlier              Quadriserv, Inc.              (investor communications
                                           retirement or removal.          (technology products for      and securities processing
                                                                           securities lending            provider for financial
                                                                           industry) (2008 -             services industry) (2009 -
                                                                           present); private investor    present); and Director,
                                                                           (2004 - 2008); and Senior     Quadriserv, Inc. (2005 -
                                                                           Executive Vice President,     present)
                                                                           The Bank of New York
                                                                           (financial and securities
                                                                           services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)  Trustee          Trustee since 1995. Serves      President and Chief           Director of New America
                                           until a successor trustee is    Executive Officer,            High Income Fund, Inc.
                                           elected or earlier              Newbury, Piret & Company,     (closed-end investment
                                           retirement or removal.          Inc. (investment banking      company) (2004 - present);
                                                                           firm) (1981 - present)        and member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute (2000 -
                                                                                                         2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)      Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan &    Director, The Swiss
                                           until a successor trustee is    Cromwell LLP (law firm)       Helvetia Fund, Inc.
                                           elected or earlier              (1998 - present); and         (closed-end investment
                                           retirement or removal.          Partner, Sullivan &           company); and Director,
                                                                           Cromwell LLP (prior to        AMVESCAP, PLC (investment
                                                                           1998)                         manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION HELD   LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST  AND TERM OF OFFICE             PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Christopher J. Kelley (47)  Secretary       Since 2010. Serves at the      Vice President and            None
                                            discretion of the Board.       Associate General Counsel
                                                                           of Pioneer since January
                                                                           2008 and Secretary of all
                                                                           of the Pioneer Funds since
                                                                           June 2010; Assistant
                                                                           Secretary of all of the
                                                                           Pioneer Funds from
                                                                           September 2003 to May
                                                                           2010; and Vice President
                                                                           and Senior Counsel of
                                                                           Pioneer from July 2002 to
                                                                           December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant       Since 2010. Serves at the      Fund Governance Director      None
                            Secretary       discretion of the Board.       of Pioneer since December
                                                                           2006 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; Manager - Fund
                                                                           Governance of Pioneer from
                                                                           December 2003 to November
                                                                           2006; and Senior Paralegal
                                                                           of Pioneer from January
                                                                           2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Assistant       Since 2010. Serves at the      Counsel of Pioneer since      None
                            Secretary       discretion of the Board.       June 2007 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; and Vice President
                                                                           and Counsel at State
                                                                           Street Bank from October
                                                                           2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Treasurer       Since 2008. Serves at the      Vice President - Fund         None
                                            discretion of the Board.       Accounting, Administration
                                                                           and Controllership
                                                                           Services of Pioneer;
                                                                           Treasurer of all of the
                                                                           Pioneer Funds since March
                                                                           2008; Deputy Treasurer of
                                                                           Pioneer from March 2004 to
                                                                           February 2008; and
                                                                           Assistant Treasurer of all
                                                                           of the Pioneer Funds from
                                                                           March 2004 to February
                                                                           2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant       Since 2000. Serves at the      Assistant Vice President -    None
                            Treasurer       discretion of the Board.       Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services of
                                                                           Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)          Assistant       Since 2002. Serves at the      Fund Accounting Manager -     None
                            Treasurer       discretion of the Board.       Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services of
                                                                           Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Assistant       Since 2009. Serves at the      Fund Administration           None
                            Treasurer       discretion of the Board.       Manager - Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           since November 2008;
                                                                           Assistant Treasurer of all
                                                                           of the Pioneer Funds since
                                                                           January 2009; and Client
                                                                           Service Manager -
                                                                           Institutional Investor
                                                                           Services at State Street
                                                                           Bank from March 2003 to
                                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Chief           Since 2010. Serves at the      Chief Compliance Officer      None
                            Compliance      discretion of the Board.       of Pioneer and of all the
                            Officer                                        Pioneer Funds since March
                                                                           2010; Director of Adviser
                                                                           and Portfolio Compliance
                                                                           at Pioneer since October
                                                                           2005; and Senior
                                                                           Compliance Officer for
                                                                           Columbia Management
                                                                           Advisers, Inc. from
                                                                           October 2003 to October
                                                                           2005
------------------------------------------------------------------------------------------------------------------------------------

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26

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                                                                              27

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28

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                                                                              29

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30, is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.






























                                                                   18655-06-0212

                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       6

  Financial Statements                                         22

  Notes to Financial Statements                                27

  Report of Independent Registered Public Accounting Firm      32

  Approval of Investment Advisory Agreement                    34

  Trustees, Officers and Service Providers                     37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                        51.1%
Convertible Corporate Bonds                 23.7%
U.S. Common Stocks                          13.7%
Senior Floating Rate Loan Interests          6.1%
Preferred Stocks                             4.2%
Collateralized Mortgage Obligations          0.6%
Municipal Bonds                              0.3%
Asset Backed Securities                      0.3%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A & Higher                                   0.2%
BBB                                          3.1%
BB                                          28.3%
B                                           43.1%
CCC & Lower                                 11.3%
Not Rated                                   10.6%
Cash Equivalents                             3.4%

Bond ratings are ordered highest to lowest in the Portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Total Holdings
(As a percentage of total long-term holdings)*

  1.       WESCO International, Inc.,
             6.0%, 9/15/29                        2.24%
  2.       Nova Chemicals Corp.,
             7.875%, 9/15/25                      1.95
  3.       Forest City Enterprises, Inc.,
             7.0%, 12/31/49                       1.79
  4.       Roper Industries, Inc.,
             1.4813%, 1/15/34                     1.76
  5.       Wesco Distribution, Inc., 7.5%,
             10/15/17                             1.62

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11

Prices and Distributions

Net Asset Value per Share      12/31/11      12/31/10
  Class I                        $ 9.92       $ 10.64
  Class II                       $ 9.88       $ 10.61

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/11 - 12/31/11           Income         Capital Gains     Capital Gains
  Class I                   $ 0.5590       $  -              $  -
  Class II                  $ 0.5321       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

         Pioneer            Pioneer            BofA              BofA
        High Yield         High Yield      ML High Yield   ML All-Convertibles
       VCT Portfolio,     VCT Portfolio,     Master II         Speculative
          Class I           Class II           Index          Quality Index

12/01      $10,000            $10,000          $10,000           $10,000
             9,858              9,761            9,811             9,169
12/03       13,090             12,936           12,572            13,019
            14,141             13,940           13,939            14,699
12/05       14,417             14,176           14,317            14,516
            15,645             15,346           16,005            17,079
12/07       16,575             16,204           16,356            17,760
            10,703             10,430           12,040             9,635
12/09       17,177             16,690           18,965            17,560
            20,277             19,639           21,845            21,155
12/11       19,936             19,238           22,803            19,702

The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

             Class I     Class II
10 Years       7.14%       6.76%
5 Years        4.97%       4.62%
1 Year        -1.68%      -2.04%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $  933.45       $  928.53
       Expenses Paid During Period*            $    4.00       $    5.20

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% and 1.07% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

       Share Class                                I              II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $1,021.07       $1,019.81
       Expenses Paid During Period*            $    4.18       $    5.45

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% and 1.07% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

After rallying through July 2011, high-yield bonds suffered steep declines in August and September before rebounding in the fourth quarter of the calendar year. In the following interview, Tracy Wright and Andrew Feltus talk about the market environment for high-yield securities during the 12-month period ended December 31, 2011, and how the Portfolio performed in that environment. Ms. Wright, senior vice president and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2011?

A: Pioneer High Yield VCT Portfolio's Class I shares returned -1.68% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned -2.04%. During the same period, the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 4.38% and -6.87%, respectively. In addition, during the same 12-month period the average return of the 123 variable portfolios in Lipper's High Current Yield Underlying Portfolios category was 3.35%.

Q: How would you describe the investment environment for high-yield bonds over the 12 months ended December 31, 2011?

A: The period was volatile. During the 12 months ended December 31, 2011, we saw stronger-than-expected U.S. economic data for the most part, rebounding commercial and industrial loan demand, manufacturing growth, multi-year highs in certain consumer credit data and continued accommodative monetary policy from the Federal Reserve Board (the Fed). There were, however, many reasons for investors to worry during the 12-month period, including political unrest in the Middle East; the March 2011 Japanese tsunami and the subsequent production problems it caused; a U.S. long-term sovereign-credit downgrade by Standard & Poor's in August, after less-than-productive negotiations among political leaders centered around cutting spending and balancing the budget; and ongoing European sovereign-debt issues that threatened global growth. Riskier assets, including high-yield securities, performed well until the late summer of 2011, when they traded off precipitously before rebounding in the final three months of the calendar year.

Q: What were the main investment decisions that affected the Portfolio's benchmark-relative performance, both positively and negatively, during the 12 months ended December 31, 2011?

A: Relative to the BofA ML High Yield Master II Index (the Portfolio's primary comparison index), asset allocation hurt relative returns as the Portfolio's convertible securities and equity positions underperformed. Positive security selection within convertibles was not enough to offset the underperformance of the Portfolio's overall allocation to the asset class. Within fixed income, the Portfolio's underweighting in utilities and auto-related issues hurt performance, while an overweight in capital goods and underweights in banking, finance, and services helped. Security selection in real estate and telecommunications also buoyed Portfolio results, but those positives were offset by selection in health care and airport municipal bonds.

Q: Which Portfolio holdings detracted the most from benchmark-relative performance during the 12 months ended December 31, 2011, and which holdings contributed the most to benchmark-relative performance?

A: Municipal bonds issued on behalf of American Airlines (AMR) fell sharply after the company filed for bankruptcy protection late in the year. We subsequently

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   sold the Portfolio's AMR position. The Portfolio's investment in the preferred stock of Forest City Enterprises, a real estate development and management company, also lagged due to worries that the real estate market would continue to struggle. Additionally, the share price of Portfolio holding Freeport McMoRan declined along with the price of copper during the period. Finally, the Portfolio's holdings of Ford Motor's convertible securities underperformed in the wake of general concerns about a global economic slowdown.

   On the plus side for the Portfolio, convertible securities issued by Cubist Pharmaceuticals rose in price during the 12-month period, as a favorable legal ruling as well as positive data from the firm's ongoing drug trials provided good news for investors. The Portfolio's preferred stock holdings in oil and natural gas exploration and production company SandRidge Energy outperformed over the 12-month period as a result of rising oil prices. We sold the SandRidge position from the Portfolio at a profit. The convertible securities of Roper Industries, an industrial manufacturer, aided Portfolio performance as the company performed well on news of strong earnings growth. Lastly, the convertible securities of Nuance Communications, a voice-recognition software developer, performed well for the Portfolio during the period due to growth of the company's various technology applications.

Q: What is your outlook for the year to come?

A: We believe the U.S. economy will continue to exhibit modest growth.
   Corporations continue to post solid earnings and, for the most part, have maintained positive earnings outlooks. They also have strong balance sheets, including high cash levels. Auto production rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last March, and retail sales have remained solid despite low consumer confidence. Despite high overall unemployment in the U.S., private-sector employment has grown consistently since February 2010. Risks to our forecast include possible contagion from the European sovereign-debt and banking crises; the fiscal drag from federal and state budget cuts in the U.S.; and potential capital-market volatility.

   While market volatility may continue after the European crisis is fully addressed, we believe the volatility has given rise to attractive investment opportunities. For a number of reasons, U.S. Treasuries have rallied to the point where they offer little value and very low yields. We believe investors will respond to that environment by seeking better income beyond Treasuries. Valuations of high-yield and convertible securities have become more attractive, and we think that the Fed's commitment to continued low interest rates -- coupled with modest economic growth -- should continue to be supportive of the high-yield and convertibles markets.


   Please refer to the Schedule of Investments on pages 6 to 21 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                   Value
                                               CONVERTIBLE CORPORATE BONDS - 22.6%
                                               Energy - 2.7%
                                               Coal & Consumable Fuels - 1.2%
   150,000                     CCC+/B2         James River Coal Co., 3.125%, 3/15/18                   $    88,125
   830,000                     BB-/NR          Massey Energy Co., 3.25%, 8/1/15                            766,713
                                                                                                       -----------
                                                                                                       $   854,838
                                                                                                       -----------
                                               Oil & Gas Equipment & Services - 0.6%
   395,000                     BB/NR           Exterran Holdings, Inc., 4.25%, 6/15/14                 $   350,563
    73,000                     B-/NR           Newpark Resources, Inc., 4.0%, 10/1/17                       83,585
                                                                                                       -----------
                                                                                                       $   434,148
                                                                                                       -----------
                                               Oil & Gas Exploration & Production - 0.9%
   622,000                     BB+/Ba3         Chesapeake Energy Corp., 2.5%, 5/15/37                  $   554,358
   133,000                     BB+/NR          Chesapeake Energy Corp., 2.5%, 5/15/37                      119,368
                                                                                                       -----------
                                                                                                       $   673,726
                                                                                                       -----------
                                               Total Energy                                            $ 1,962,712
                                                                                                       -----------
                                               Materials - 0.2%
                                               Steel - 0.2%
   145,000                     BB+/NR          Steel Dynamics, Inc., 5.125%, 6/15/14                   $   157,869
                                                                                                       -----------
                                               Total Materials                                         $   157,869
                                                                                                       -----------
                                               Capital Goods - 5.8%
                                               Construction & Farm Machinery & Heavy Trucks - 1.4%
   115,000                     NR/NR           Greenbrier Cos, Inc., 3.5%, 4/1/18                      $   111,406
   825,000                     B/B1            Navistar International Corp., 3.0%, 10/15/14                888,938
                                                                                                       -----------
                                                                                                       $ 1,000,344
                                                                                                       -----------
                                               Electrical Components & Equipment - 2.3%
   459,000                     B/B2            General Cable Corp., 4.5%, 11/15/29                     $   434,329
 1,125,000                     BB+/Baa3        Roper Industries, Inc., 1.4813%, 1/15/34                  1,220,625
                                                                                                       -----------
                                                                                                       $ 1,654,954
                                                                                                       -----------
                                               Trading Companies & Distributors - 2.1%
   770,000                     B/NR            WESCO International, Inc., 6.0%, 9/15/29                $ 1,558,284
                                                                                                       -----------
                                               Total Capital Goods                                     $ 4,213,582
                                                                                                       -----------
                                               Transportation - 0.2%
                                               Airlines - 0.2%
   120,000                     B-/B3           Continental Airlines, Inc., 4.5%, 1/15/15               $   145,650
                                                                                                       -----------
                                               Total Transportation                                    $   145,650
                                                                                                       -----------
                                               Automobiles & Components - 1.0%
                                               Automobile Manufacturers - 1.0%
   526,000                     BB+/Ba2         Ford Motor Co., 4.25%, 11/15/16                         $   754,153
                                                                                                       -----------
                                               Total Automobiles & Components                          $   754,153
                                                                                                       -----------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                Value
                                               Consumer Durables & Apparel - 0.6%
                                               Homebuilding - 0.6%
   250,000                     BB-/Ba3         D.R. Horton, Inc., 2.0%, 5/15/14                     $   291,875
   109,000                     B+/B3           Lennar Corp., 2.75%, 12/15/20                            121,535
                                                                                                    -----------
                                                                                                    $   413,410
                                                                                                    -----------
                                               Total Consumer Durables & Apparel                    $   413,410
                                                                                                    -----------
                                               Food, Beverage & Tobacco - 0.3%
                                               Tobacco - 0.3%
   265,000                     CCC+/Caa1       Alliance One International, Inc., 5.5%, 7/15/14      $   202,394
                                                                                                    -----------
                                               Total Food, Beverage & Tobacco                       $   202,394
                                                                                                    -----------
                                               Health Care Equipment & Services - 2.5%
                                               Health Care Equipment - 1.0%
   560,000                     BB+/NR          Hologic, Inc., 2.0%, 12/15/37                        $   612,500
   170,000                     NR/NR           NuVasive, Inc., 2.75%, 7/1/17                            123,888
                                                                                                    -----------
                                                                                                    $   736,388
                                                                                                    -----------
                                               Health Care Supplies - 0.5%
   400,000                     B-/NR           Alere, Inc., 3.0%, 5/15/16                           $   379,000
                                                                                                    -----------
                                               Health Care Technology - 1.0%
   350,000                     NR/NR           WebMD Health Corp., 2.25%, 3/31/16                   $   336,000
   381,000                     NR/NR           WebMD Health Corp., 2.5%, 1/31/18                        354,805
                                                                                                    -----------
                                                                                                    $   690,805
                                                                                                    -----------
                                               Total Health Care Equipment & Services               $ 1,806,193
                                                                                                    -----------
                                               Pharmaceuticals & Biotechnology - 3.5%
                                               Biotechnology - 3.5%
   250,000                     B/NR            BioMarin Pharmaceutical, Inc., 1.875%, 4/23/17       $   444,688
   650,000                     NR/NR           Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17              973,373
   250,000                     NR/NR           PDL BioPharma, Inc., 3.75%, 5/1/15                       250,313
   865,000                     NR/NR           Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15             907,169
                                                                                                    -----------
                                                                                                    $ 2,575,543
                                                                                                    -----------
                                               Total Pharmaceuticals & Biotechnology                $ 2,575,543
                                                                                                    -----------
                                               Real Estate - 0.3%
                                               Specialized Real Estate Investment Trusts - 0.3%
   155,000                     BB+/NR          Host Hotels & Resorts LP, 2.5%, 10/15/29             $   192,006
                                                                                                    -----------
                                               Total Real Estate                                    $   192,006
                                                                                                    -----------
                                               Software & Services - 2.0%
                                               Application Software - 2.0%
   360,000                     NR/NR           Mentor Graphics Corp., 4.0%, 4/1/31                  $   364,050
   600,000                     BB-/NR          Nuance Communications, 2.75%, 8/15/27                    865,500
   200,000                     NR/NR           Rovi Corp., 2.625%, 2/15/40                              199,000
                                                                                                    -----------
                                                                                                    $ 1,428,550
                                                                                                    -----------
                                               Total Software & Services                            $ 1,428,550
                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)                    (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                             Value
                                               Technology Hardware & Equipment - 0.5%
                                               Communications Equipment - 0.2%
   180,000                     NR/NR           InterDigital, Inc., 2.5%, 3/15/16                 $   188,100
                                                                                                 -----------
                                               Electronic Components - 0.3%
   310,000                     BB+/NR          Vishay Intertechnology, Inc., 2.25%, 5/15/41      $   217,000
                                                                                                 -----------
                                               Total Technology Hardware & Equipment             $   405,100
                                                                                                 -----------
                                               Semiconductors - 2.3%
                                               Semiconductor Equipment - 0.5%
   146,000                     BB+/Baa1        Lam Research Corp., 1.25%, 5/15/18                $   137,605
   225,000                     NR/NR           Novellus Systems, Inc., 2.625%, 5/15/41               269,438
                                                                                                 -----------
                                                                                                 $   407,043
                                                                                                 -----------
                                               Semiconductors - 1.8%
   628,000                     BB/NR           ON Semiconductor, 2.625%, 12/15/26                $   693,155
   710,000                     NR/NR           SunPower Corp., 4.75%, 4/15/14                        618,588
                                                                                                 -----------
                                                                                                 $ 1,311,743
                                                                                                 -----------
                                               Total Semiconductors                              $ 1,718,786
                                                                                                 -----------
                                               Telecommunication Services - 0.7%
                                               Integrated Telecommunication Services - 0.7%
   209,000                     B+/B1           MasTec, Inc., 4.0%, 6/15/14                       $   272,223
   160,000                     NR/NR           MasTec, Inc., 4.25%, 12/15/14                         216,400
                                                                                                 -----------
                                                                                                 $   488,623
                                                                                                 -----------
                                               Total Telecommunication Services                  $   488,623
                                                                                                 -----------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $13,564,411)                                $16,464,571
                                                                                                 -----------
   Shares
                                               PREFERRED STOCKS - 4.0%
                                               Energy - 0.7%
                                               Oil & Gas Exploration & Production - 0.7%
    13,170                                     Petroquest Energy, 6.875%, 12/31/49               $   477,413
                                                                                                 -----------
                                               Total Energy                                      $   477,413
                                                                                                 -----------
                                               Capital Goods - 0.3%
                                               Electrical Components & Equipment - 0.3%
     2,000                                     General Cable Corp., 5.75%, 11/24/13              $   250,625
                                                                                                 -----------
                                               Total Capital Goods                               $   250,625
                                                                                                 -----------
                                               Automobiles & Components - 0.3%
                                               Tires & Rubber - 0.3%
     4,050                                     Goodyear Tire & Rubber Co., 5.875%, 4/1/14        $   196,728
                                                                                                 -----------
                                               Total Automobiles & Components                    $   196,728
                                                                                                 -----------
                                               Consumer Services - 0.0%+
                                               Hotels, Resorts & Cruise Lines - 0.0%+
       500                                     Perseus Holding Corp. Preferred*                  $    18,500
                                                                                                 -----------
                                               Total Consumer Services                           $    18,500
                                                                                                 -----------


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (b)        Ratings
  Shares     (unaudited)     (unaudited)                                                                 Value
                                             Health Care Equipment & Services - 0.8%
                                             Health Care Supplies - 0.8%
   2,797                                     Alere, Inc., 3.0%, 12/31/49                           $   587,370
                                                                                                   -----------
                                             Total Health Care Equipment & Services                $   587,370
                                                                                                   -----------
                                             Diversified Financials - 0.2%
                                             Diversified Financial Services - 0.2%
   8,000                                     GMAC Capital Trust, Inc.                              $   154,720
                                                                                                   -----------
                                             Total Diversified Financials                          $   154,720
                                                                                                   -----------
                                             Real Estate - 1.7%
                                             Real Estate Operating Companies - 1.7%
  26,900                                     Forest City Enterprises, Inc., 7.0%, 12/31/49         $ 1,242,444
                                                                                                   -----------
                                             Total Real Estate                                     $ 1,242,444
                                                                                                   -----------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $3,782,377)                                     $ 2,927,800
                                                                                                   -----------
                                             COMMON STOCKS - 13.1%
                                             Energy - 0.9%
                                             Oil & Gas Drilling - 0.4%
  38,220                                     Hercules Offshore, Inc.*                              $   169,697
   1,700                                     Transocean, Ltd.                                           65,263
                                                                                                   -----------
                                                                                                   $   234,960
                                                                                                   -----------
                                             Oil & Gas Exploration & Production - 0.4%
   5,400                                     Marathon Oil Corp.                                    $   158,058
  17,537                                     SandRidge Energy, Inc.*                                   143,102
                                                                                                   -----------
                                                                                                   $   301,160
                                                                                                   -----------
                                             Oil & Gas Refining & Marketing - 0.1%
   2,700                                     Marathon Petroleum Corp.                              $    89,883
                                                                                                   -----------
                                             Total Energy                                          $   626,003
                                                                                                   -----------
                                             Materials - 3.6%
                                             Commodity Chemicals - 0.8%
  30,671                                     Georgia Gulf Corp.*                                   $   597,778
                                                                                                   -----------
                                             Diversified Chemical - 1.4%
   1,862                                     FMC Corp.                                             $   160,206
  26,416                                     LyondellBasell Industries NV                              858,256
                                                                                                   -----------
                                                                                                   $ 1,018,462
                                                                                                   -----------
                                             Diversified Metals & Mining - 1.0%
 168,152                                     Blaze Recycling & Metals LLC (Class A) Units (e)      $   110,980
  14,658                                     Freeport-McMoRan Copper & Gold, Inc. (Class B)            539,268
  88,500                                     Polymet Mining Corp.*                                      92,925
                                                                                                   -----------
                                                                                                   $   743,173
                                                                                                   -----------
                                             Metal & Glass Containers - 0.4%
  12,500                                     Owens-Illinois, Inc.*                                 $   242,250
                                                                                                   -----------
                                             Total Materials                                       $ 2,601,663
                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)                    (continued)
--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (b)        Ratings
  Shares     (unaudited)     (unaudited)                                                                   Value
                                             Capital Goods - 3.5%
                                             Aerospace & Defense - 1.6%
  12,079                                     BE Aerospace, Inc.*                                     $   467,578
  13,178                                     DigitalGlobe, Inc.*                                         225,476
   5,245                                     Exelis, Inc.*                                                47,467
   6,962                                     Geoeye, Inc.*                                               154,696
   2,622                                     ITT Corp.                                                    50,683
  12,790                                     Orbital Sciences Corp.*                                     185,839
                                                                                                     -----------
                                                                                                     $ 1,131,739
                                                                                                     -----------
                                             Building Products - 0.2%
   4,752                                     Lennox International, Inc.                              $   160,380
                                                                                                     -----------
                                             Construction & Farm Machinery & Heavy Trucks - 0.2%
  15,596                                     Commercial Vehicle Group, Inc.*                         $   140,988
                                                                                                     -----------
                                             Electrical Components & Equipment - 0.8%
   6,750                                     Cooper Industries Plc                                   $   365,513
  10,000                                     General Cable Corp.*                                        250,100
                                                                                                     -----------
                                                                                                     $   615,613
                                                                                                     -----------
                                             Industrial Machinery - 0.7%
   5,426                                     ESCO Technologies, Inc.                                 $   156,160
   5,392                                     Kennametal, Inc.                                            196,916
   5,245                                     Xylem, Inc.*                                                134,744
                                                                                                     -----------
                                                                                                     $   487,820
                                                                                                     -----------
                                             Total Capital Goods                                     $ 2,536,540
                                                                                                     -----------
                                             Transportation - 0.0%+
                                             Marine - 0.0%+
   3,903                                     Horizon Lines, Inc.*                                    $    16,978
                                                                                                     -----------
                                             Total Transportation                                    $    16,978
                                                                                                     -----------
                                             Consumer Services - 0.8%
                                             Casinos & Gaming - 0.1%
   2,490                                     WMS Industries, Inc.*                                   $    51,095
                                                                                                     -----------
                                             Restaurants - 0.4%
   7,121                                     Starbucks Corp.                                         $   327,637
                                                                                                     -----------
                                             Specialized Consumer Services - 0.3%
  21,328                                     Service Corp. International                             $   227,142
                                                                                                     -----------
                                             Total Consumer Services                                 $   605,874
                                                                                                     -----------
                                             Food, Beverage & Tobacco - 0.1%
                                             Tobacco - 0.1%
  36,185                                     Alliance One International, Inc.*                       $    98,423
                                                                                                     -----------
                                             Total Food, Beverage & Tobacco                          $    98,423
                                                                                                     -----------
                                             Health Care Equipment & Services - 0.6%
                                             Health Care Supplies - 0.1%
   2,700                                     Alere, Inc.*                                            $    62,343
                                                                                                     -----------

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (b)        Ratings
  Shares   (unaudited)     (unaudited)                                                             Value
                                             Managed Health Care - 0.5%
   4,200                                     CIGNA Corp.                                       $   176,400
   3,940                                     United Healthcare Group, Inc.                         199,679
                                                                                               -----------
                                                                                               $   376,079
                                                                                               -----------
                                             Total Health Care Equipment & Services            $   438,422
                                                                                               -----------
                                             Pharmaceuticals & Biotechnology - 1.4%
                                             Life Sciences Tools & Services - 1.4%
   3,615                                     Bio-Rad Laboratories, Inc.*                       $   347,185
   8,230                                     Thermo Fisher Scientific, Inc.*                       370,103
   4,215                                     Waters Corp.*                                         312,121
                                                                                               -----------
                                                                                               $ 1,029,409
                                                                                               -----------
                                             Total Pharmaceuticals & Biotechnology             $ 1,029,409
                                                                                               -----------
                                             Diversified Financials - 0.2%
                                             Asset Management & Custody Banks - 0.1%
   1,679                                     Legg Mason, Inc.                                  $    40,380
                                                                                               -----------
                                             Specialized Finance - 0.1%
     350                                     CME Group, Inc.                                   $    85,285
                                                                                               -----------
                                             Total Diversified Financials                      $   125,665
                                                                                               -----------
                                             Software & Services - 0.0%+
                                             Data Processing & Outsourced Services - 0.0%+
     952                                     Perseus Holding Corp.* (e)                        $        --
                                                                                               -----------
                                             Total Software & Services                         $        --
                                                                                               -----------
                                             Technology Hardware & Equipment - 1.1%
                                             Communications Equipment - 0.1%
   3,480                                     Research In Motion*                               $    50,460
                                                                                               -----------
                                             Electronic Equipment & Instruments - 0.3%
   5,993                                     Itron, Inc.*                                      $   214,370
                                                                                               -----------
                                             Electronic Manufacturing Services - 0.3%
   7,200                                     TE Connectivity, Ltd.                             $   221,832
                                                                                               -----------
                                             Technology Distributors - 0.4%
   2,500                                     Arrow Electronics, Inc.*                          $    93,525
  12,500                                     Ingram Micro, Inc.*                                   227,375
                                                                                               -----------
                                                                                               $   320,900
                                                                                               -----------
                                             Total Technology Hardware & Equipment             $   807,562
                                                                                               -----------
                                             Semiconductors - 0.3%
                                             Semiconductors - 0.3%
  42,000                                     PMC - Sierra, Inc.*                               $   231,420
                                                                                               -----------
                                             Total Semiconductors                              $   231,420
                                                                                               -----------
                                             Telecommunication Services - 0.4%
                                             Integrated Telecommunication Services - 0.4%
  25,476                                     Windstream Corp.                                  $   299,087
                                                                                               -----------
                                             Total Telecommunication Services                  $   299,087
                                                                                               -----------

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)                    (continued)
--------------------------------------------------------------------------------

                          S&P/
            Floating      Moody's
            Rate (b)      Ratings
 Shares     (unaudited)   (unaudited)                                                           Value
                                          Utilities - 0.2%
                                          Multi-Utilities - 0.2%
  4,927                                   CMS Energy Corp.                                $   108,787
                                                                                          -----------
                                          Total Utilities                                 $   108,787
                                                                                          -----------
                                          TOTAL COMMON STOCKS
                                          (Cost $8,003,583)                               $ 9,525,833
                                                                                          -----------

 Principal
Amount ($)
                                         ASSET BACKED SECURITIES - 0.3%
                                         Banks - 0.1%
                                         Thrifts & Mortgage Finance - 0.1%
    80,000     0.68        CCC/B2        Bear Stearns Asset Backed Securities, Inc.,
                                         Floating Rate Note, 1/25/47                       $    27,296
    23,566                 BBB/NR        Mid-State Trust, 7.0%, 12/15/45                        24,662
                                                                                           -----------
                                                                                           $    51,958
                                                                                           -----------
                                         Total Banks                                       $    51,958
                                                                                           -----------
                                         Diversified Financials - 0.2%
                                         Specialized Finance - 0.2%
   150,000                 BBB-/Baa3     Dominos Pizza Master Issuer, 5.261%, 4/25/37      $   150,600
                                                                                           -----------
                                         Total Diversified Financials                      $   150,600
                                                                                           -----------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $214,280)                                   $   202,558
                                                                                           -----------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
                                         Banks - 0.6%
                                         Thrifts & Mortgage Finance - 0.6%
   450,000                 BB/B1         TSTAR 2006-1 F, 7.5296%, 10/15/36 (144A)          $   415,793
                                                                                           -----------
                                         Total Banks                                       $   415,793
                                                                                           -----------
                                         Diversified Financials - 0.0%+
                                         Diversified Financial Services - 0.0%+
    29,831                 AAA/NR        Residential Accredit, 6.0%, 10/25/34              $    30,198
                                                                                           -----------
                                         Total Diversified Financials                      $    30,198
                                                                                           -----------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $484,127)                                   $   445,991
                                                                                           -----------
                                         CORPORATE BONDS - 48.8%
                                         Energy - 8.3%
                                         Coal & Consumable Fuels - 0.9%
   350,000                 B+/B1         Arch Coal, Inc., 7.25%, 6/15/21                   $   359,625
   350,000                 B-/Caa1       Xinergy Corp., 9.25%, 5/15/19                         295,750
                                                                                           -----------
                                                                                           $   655,375
                                                                                           -----------
                                         Oil & Gas Drilling - 1.0%
   475,000                 B-/B3         Offshore Group Investments, 11.5%, 8/1/15         $   513,593
   220,000                 B/B3          Pioneer Drilling Co., 9.875%, 3/15/18                 229,900
                                                                                           -----------
                                                                                           $   743,493
                                                                                           -----------


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                          Value
                                               Oil & Gas Equipment & Services - 0.7%
   101,000                     B+/B1           American Petroleum Tankers LLC, 10.25%, 5/1/15                 $   103,020
   415,000                     B-/B3           Expro Finance Luxembourg SCA, 8.5%, 12/15/16                       365,200
    75,000                     CCC+/Caa2       Green Field Energy, 13.0%, 11/15/16                                 72,750
                                                                                                              -----------
                                                                                                              $   540,970
                                                                                                              -----------
                                               Oil & Gas Exploration & Production - 3.6%
   150,000                     B-/B3           Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                      $   151,500
   650,000                     B-/B3           Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                          653,250
   110,000                     B/B2            Comstock Resources, Inc., 7.75%, 4/1/19                            104,500
   110,000                     B-/Caa1         Energy Partners, Ltd., 8.25%, 2/15/18                              105,050
   150,000                     B-/Caa1         Kodiak Oil & Gas Corp., 8.125%, 12/1/19                            155,437
    80,000                     B-/Caa1         Oasis Petroleum, Inc., 6.5%, 11/1/21                                79,400
   190,000                     BB-/B2          Penn Virginia Corp., 7.25%, 4/15/19                                176,700
   240,000                     B-/B3           SandRidge Energy, Inc., 8.0%, 6/1/18                               242,400
    85,000                     BB/B1           SM Energy Co., 6.5%, 11/15/21                                       87,550
   870,000                     B+/B3           Swift Energy Co., 7.875%, 3/1/22                                   859,125
                                                                                                              -----------
                                                                                                              $ 2,614,912
                                                                                                              -----------
                                               Oil & Gas Refining & Marketing - 0.3%
   175,000                     BB/Ba3          Coffeyville Resources LLC, 9.0%, 4/1/15                        $   185,500
                                                                                                              -----------
                                               Oil & Gas Storage & Transportation - 1.8%
   405,000                     BB/Ba1          Enterprise Products Operating, 7.0%, 6/1/67                    $   397,405
   870,000                     BB-/B1          Holly Energy Partners LP, 6.25%, 3/1/15                            876,525
                                                                                                              -----------
                                                                                                              $ 1,273,930
                                                                                                              -----------
                                               Total Energy                                                   $ 6,014,180
                                                                                                              -----------
                                               Materials - 8.0%
                                               Aluminum - 0.5%
   373,988     6.83            B/B2            Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15      $   345,939
                                                                                                              -----------
                                               Commodity Chemicals - 0.9%
   450,000                     CCC+/B3         Hexion US Finance Corp., 8.875%, 2/1/18 (144A)                 $   421,875
   200,000                     BB/B1           Rain CII Carbon LLC, 8.0%, 12/1/18                                 200,500
                                                                                                              -----------
                                                                                                              $   622,375
                                                                                                              -----------
                                               Construction Materials - 0.7%
   220,000                     CCC+/B3         AGY Holding Corp., 11.0%, 11/15/14                             $   110,000
   450,000                     B-/Caa2         Texas Industries, Inc., 9.25%, 8/15/20                             402,750
                                                                                                              -----------
                                                                                                              $   512,750
                                                                                                              -----------
                                               Diversified Chemical - 0.3%
   225,000                     B/Ba3           Ineos Finance Plc, 9.0%, 5/15/15 (144A)                        $   228,375
                                                                                                              -----------
                                               Forest Products - 0.2%
   235,000                     B-/B3           Millar Western Forest, 8.5%, 4/1/21                            $   178,600
                                                                                                              -----------
                                               Metal & Glass Containers - 1.5%
   275,000                     CCC+/B3         BWAY Holding Co., 10.0%, 6/15/18                               $   292,875
   765,000                     BB-/B1          Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                    787,950
                                                                                                              -----------
                                                                                                              $ 1,080,825
                                                                                                              -----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)                    (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                   Value
                                               Paper Packaging - 0.4%
   285,000                     B/B3            Packaging Dynamics Corp., 8.75%, 2/1/16                 $   285,000
                                                                                                       -----------
                                               Specialty Chemicals - 1.9%
 1,415,000                     BB-/Ba2         Nova Chemicals Corp., 7.875%, 9/15/25                   $ 1,358,400
                                                                                                       -----------
                                               Steel - 1.6%
   755,000                     CCC+/Caa2       Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)        $   649,300
   250,000                     B+/B3           AM Castle & Co., 12.75%, 12/15/16                           251,250
   200,000                     BB/B2           Aperam, 7.375%, 4/1/16                                      171,000
   130,000                     B/B3            JMC Steel Group, 8.25%, 3/15/18                             126,750
                                                                                                       -----------
                                                                                                       $ 1,198,300
                                                                                                       -----------
                                               Total Materials                                         $ 5,810,564
                                                                                                       -----------
                                               Capital Goods - 5.0%
                                               Aerospace & Defense - 0.5%
   383,000                     B-/B2           DynCorp International, Inc., 10.375%, 7/1/17            $   333,210
                                                                                                       -----------
                                               Building Products - 0.3%
   200,000                     BB+/Ba3         Building Materials Corp. of America, 6.75%, 5/1/21      $   210,000
                                                                                                       -----------
                                               Construction & Engineering - 0.4%
   345,000                     B-/Caa2         New Enterprise Stone & Lime Co., 11.0%, 9/1/18          $   282,900
                                                                                                       -----------
                                               Electrical Components & Equipment - 1.3%
   400,000                     B+/Ba2          Belden CDT, Inc., 7.0%, 3/15/17                         $   399,500
   350,000                     B/B3            Coleman Cable, Inc., 9.0%, 2/15/18                          346,938
   235,000                     B+/Ba3          General Cable Corp., 7.125%, 4/1/17                         234,413
                                                                                                       -----------
                                                                                                       $   980,851
                                                                                                       -----------
                                               Industrial Conglomerates - 0.3%
   200,000                     CCC+/B3         Park-Ohio Industries, Inc., 8.125%, 4/1/21              $   197,000
                                                                                                       -----------
                                               Industrial Machinery - 0.7%
   560,000                     CCC+/Caa2       Mueller Water Products, 7.375%, 6/1/17                  $   509,600
                                                                                                       -----------
                                               Trading Companies & Distributors - 1.5%
 1,100,000                     B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17                $ 1,123,375
                                                                                                       -----------
                                               Total Capital Goods                                     $ 3,636,936
                                                                                                       -----------
                                               Commercial Services & Supplies - 0.9%
                                               Diversified Support Services - 0.4%
   200,000                     B/B3            ADS Tactical, Inc., 11.0%, 4/1/18                       $   198,000
   100,000                     B+/B1           Iron Mountain, Inc., 7.75%, 10/1/19                         105,625
                                                                                                       -----------
                                                                                                       $   303,625
                                                                                                       -----------
                                               Environmental & Facilities Services - 0.5%
   100,000     7.30            NR/NR           Ohio Air Quality Development, Floating Rate Note,
                                               6/8/22 (c) (e) (144A)                                   $    10,470
   350,000                     B-/B3           WCA Waste Corp., 7.5%, 6/15/19                              353,500
                                                                                                       -----------
                                                                                                       $   363,970
                                                                                                       -----------
                                               Total Commercial Services & Supplies                    $   667,595
                                                                                                       -----------
                                               Transportation - 1.0%
                                               Air Freight & Couriers - 0.3%
   210,000                     CCC+/Caa1       CEVA Group Plc, 11.625%, 10/1/16                        $   208,425
                                                                                                       -----------

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                     Value
                                               Airlines - 0.1%
    84,872                     BB/Ba2          Continental Airlines 1997-4 (Class B) Pass
                                               Through Trust, 6.9%, 1/2/17                               $    82,852
                                                                                                         -----------
                                               Marine - 0.6%
   351,272                     NR/NR           Horizon Lines, Inc., 6.0%, 4/15/17 (Series A)             $   272,235
   195,151                     NR/NR           Horizon Lines, Inc., 6.0%, 4/15/17 (Series B) (e)             140,509
                                                                                                         -----------
                                                                                                         $   412,744
                                                                                                         -----------
                                               Total Transportation                                      $   704,021
                                                                                                         -----------
                                               Automobiles & Components - 0.7%
                                               Auto Parts & Equipment - 0.5%
   200,000                     CCC+/Caa1       Allison Transmission, Inc., 7.125%, 5/15/19               $   196,000
   200,000                     B+/B2           Pittsburgh Glass Works LLC, 8.5%, 4/15/16                     192,500
                                                                                                         -----------
                                                                                                         $   388,500
                                                                                                         -----------
                                               Automobile Manufacturers - 0.2%
   115,000                     B/B2            Chrysler Group LLC, 8.0%, 6/15/19                         $   105,225
                                                                                                         -----------
                                               Total Automobiles & Components                            $   493,725
                                                                                                         -----------
                                               Consumer Durables & Apparel - 2.3%
                                               Homebuilding - 0.3%
   365,000                     CCC/Caa3        Beazer Homes USA, Inc., 9.125%, 6/15/18                   $   250,938
                                                                                                         -----------
                                               Housewares & Specialties - 2.0%
   225,000                     B-/Caa1         Reynolds Group Holdings, Ltd., 8.25%, 2/15/21             $   199,125
   350,000                     B-/Caa1         Reynolds Group Issuer, Inc., 8.5%, 5/15/18 (144A)             335,125
   685,000                     CCC+/B3         Yankee Acquisition Corp., 9.75%, 2/15/17                      667,875
   285,000                     CCC+/Caa1       YCC Holdings LLC, 10.25%, 2/15/16                             249,375
                                                                                                         -----------
                                                                                                         $ 1,451,500
                                                                                                         -----------
                                               Total Consumer Durables & Apparel                         $ 1,702,438
                                                                                                         -----------
                                               Consumer Services - 0.7%
                                               Casinos & Gaming - 0.1%
 1,335,000                     NR/WR           Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (c)      $    60,075
                                                                                                         -----------
                                               Education Services - 0.2%
   130,000                     B/B2            Cambium Learning Group, Inc., 9.75%, 2/15/17              $   126,100
                                                                                                         -----------
                                               Restaurants - 0.4%
   480,000                     CCC+/Caa1       Burger King Capital, 0.0%, 4/15/19 (d)                    $   298,800
                                                                                                         -----------
                                               Total Consumer Services                                   $   484,975
                                                                                                         -----------
                                               Media - 1.7%
                                               Broadcasting - 1.7%
   250,000                     BB-/B1          CCO Holdings LLC, 6.5%, 4/30/21                           $   253,125
   340,000                     CCC+/Caa3       Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)                  328,100
   223,653                     CCC+/Caa3       Intelsat Bermuda, Ltd., 11.5%, 2/4/17                         215,825
   160,000                     B-/Caa1         Telesat Canada, 11.0%, 11/1/15                                171,800
   275,000                     B-/Caa1         Telesat Canada, 12.5%, 11/1/17                                307,312
                                                                                                         -----------
                                                                                                         $ 1,276,162
                                                                                                         -----------
                                               Total Media                                               $ 1,276,162
                                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)                    (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                     Value
                                               Retailing - 0.3%
                                               Apparel Retail - 0.3%
   200,000                     B+/B3           Brown Shoe Co., Inc., 7.125%, 5/15/19                     $   189,500
                                                                                                         -----------
                                               Total Retailing                                           $   189,500
                                                                                                         -----------
                                               Food, Beverage & Tobacco - 1.6%
                                               Packaged Foods & Meats - 0.6%
   170,000                     CCC+/B3         Del Monte Corp., 7.625%, 2/15/19                          $   163,200
   310,000                     B-/Caa1         Pilgrim's Pride Corp., 7.875%, 12/15/18                       291,400
                                                                                                         -----------
                                                                                                         $   454,600
                                                                                                         -----------
                                               Tobacco - 1.0%
   770,000                     B/B2            Alliance One International, Inc., 10.0%, 7/15/16          $   693,000
                                                                                                         -----------
                                               Total Food, Beverage & Tobacco                            $ 1,147,600
                                                                                                         -----------
                                               Health Care Equipment & Services - 5.0%
                                               Health Care Facilities - 3.1%
   350,000                     B/B3            Capella Healthcare, Inc., 9.25%, 7/1/17                   $   355,250
   750,000                     B/B3            CHS/Community Health Systems, Inc., 8.0%, 11/15/19            757,500
   100,000                     B-/B3           Health Management Associates, Inc., 7.375%, 1/15/20           104,000
   450,000                     B-/B3           Kindred Healthcare, Inc., 8.25%, 11/15/18                     378,000
   405,000                     BB-/B1          Tenet Healthcare Corp., 6.25%, 11/1/18                        412,088
   150,000                     B-/B3           Vanguard Health Holding Co. II LLC, 8.0%, 2/1/18              148,875
   125,000                     B-/B3           Vanguard Health Holding Co. II LLC, 7.75%, 2/1/19             120,000
     8,000                     CCC+/Caa1       Vanguard Health Systems, Inc., 0.0%, 2/1/16 (d)                 5,000
                                                                                                         -----------
                                                                                                         $ 2,280,713
                                                                                                         -----------
                                               Health Care Services - 1.9%
   200,000                     B-/Caa1         BioScrip, Inc., 10.25%, 10/1/15                           $   197,500
   325,000                     CCC/Caa2        Gentiva Health Services, Inc., 11.5%, 9/1/18                  266,906
   410,000                     CCC+/Caa1       Surgical Care Affiliates, 10.0%, 7/15/17 (144A)               393,600
   518,225                     CCC+/B3         Surgical Care Affiliates, 8.875%, 7/15/15 (144A) PIK          516,929
                                                                                                         -----------
                                                                                                         $ 1,374,935
                                                                                                         -----------
                                               Total Health Care Equipment & Services                    $ 3,655,648
                                                                                                         -----------
                                               Pharmaceuticals & Biotechnology - 0.5%
                                               Biotechnology - 0.4%
   393,000                     B+/B3           Lantheus Medical Imaging, Inc., 9.75%, 5/15/17            $   311,453
                                                                                                         -----------
                                               Life Sciences Tools & Services - 0.1%
    70,762                     B/Caa1          Catalent Pharma Solution, 9.5%, 4/15/17 (144A)            $    72,708
                                                                                                         -----------
                                               Total Pharmaceuticals & Biotechnology                     $   384,161
                                                                                                         -----------
                                               Diversified Financials - 0.7%
                                               Specialized Finance - 0.7%
   195,000                     B+/B2           Dollar Financial Corp., 10.375%, 12/15/16 (144A)          $   208,163
   360,000     7.68            CCC-/Caa2       NCO Group, Inc., Floating Rate Note, 11/15/13                 335,700
                                                                                                         -----------
                                                                                                         $   543,863
                                                                                                         -----------
                                               Total Diversified Financials                              $   543,863
                                                                                                         -----------

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                            Value
                                               Insurance - 2.7%
                                               Insurance Brokers - 1.6%
   630,000                     CCC/Caa1        Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)                     $   648,900
   390,000                     CCC+/Caa1       Hub International Holdings, 10.25%, 6/15/15 (144A)                   387,075
   150,000     6.68            CCC/B3          USI Holdings Corp., Floating Rate Note, 11/15/14                     136,875
                                                                                                                -----------
                                                                                                                $ 1,172,850
                                                                                                                -----------
                                               Multi-Line Insurance - 0.7%
   625,000                     BB/Baa3         Liberty Mutual Group, 7.0%, 3/15/37 (144A)                       $   525,000
                                                                                                                -----------
                                               Reinsurance - 0.4%
   250,000     5.75            BB/A2           Foundation Re III, Ltd., Floating Rate Note, 2/3/14 CATBOND      $   249,900
                                                                                                                -----------
                                               Total Insurance                                                  $ 1,947,750
                                                                                                                -----------
                                               Real Estate - 1.1%
                                               Diversified Real Estate Investment Trusts - 0.5%
   375,000                     BB-/Ba3         CNL Income Properties, Inc., 7.25%, 4/15/19                      $   346,875
                                                                                                                -----------
                                               Real Estate Operating Companies - 0.6%
   410,000                     B-/B3           Forest City Enterprises, 6.5%, 2/1/17                            $   383,350
    60,000                     B-/B3           Forest City Enterprises, 7.625%, 6/1/15                               58,950
                                                                                                                -----------
                                                                                                                $   442,300
                                                                                                                -----------
                                               Total Real Estate                                                $   789,175
                                                                                                                -----------
                                               Software & Services - 1.6%
                                               Application Software - 0.5%
   327,000                     B/B3            Allen Systems Group, Inc., 10.5%, 11/15/16                       $   284,490
   100,000                     BB-/NR          Nuance Communications, Inc., 2.75%, 11/1/31                          107,375
                                                                                                                -----------
                                                                                                                $   391,865
                                                                                                                -----------
                                               Data Processing & Outsourced Services - 0.2%
    89,000                     B-/Caa1         First Data Corp., 12.625%, 1/15/21                               $    77,430
    89,000                     B-/Caa1         First Data Corp., 8.25%, 1/15/21                                      79,655
    21,000                     B-/Caa1         First Data Corp., 9.875%, 9/24/15                                     19,740
                                                                                                                -----------
                                                                                                                $   176,825
                                                                                                                -----------
                                               Internet Software & Services - 0.4%
   250,000                     B/NR            Equinix, Inc., 3.0%, 10/15/14                                    $   279,688
                                                                                                                -----------
                                               Systems Software - 0.5%
   372,721                     NR/NR           Pegasus Solutions, Inc., 13.0%, 4/15/14 PIK                      $   353,153
                                                                                                                -----------
                                               Total Software & Services                                        $ 1,201,531
                                                                                                                -----------
                                               Technology Hardware & Equipment - 0.7%
                                               Communications Equipment - 0.7%
   500,000                     B/B3            CommScope, Inc., 8.25%, 1/15/19                                  $   500,000
                                                                                                                -----------
                                               Total Technology Hardware & Equipment                            $   500,000
                                                                                                                -----------
                                               Telecommunication Services - 4.2%
                                               Alternative Carriers - 0.6%
   425,000                     B/Ba3           PAETEC Holdings, 8.875%, 6/30/17 (144A)                          $   459,000
                                                                                                                -----------

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)                    (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                        Value
                                               Integrated Telecommunication Services - 3.3%
   250,000                     B/B1            Cincinnati Bell, Inc., 8.25%, 10/15/17                       $   251,250
   480,000                     B/B1            Cincinnati Bell, Inc., 8.375%, 10/15/20                          478,800
   731,000                     BB/Ba2          Frontier Communications Corp., 8.75%, 4/15/22                    723,690
   405,000                     B+/Ba3          Windstream Corp., 7.5%, 6/1/22                                   403,987
   500,000                     B+/Ba3          Windstream Corp., 7.75%, 10/15/20                                516,875
                                                                                                            -----------
                                                                                                            $ 2,374,602
                                                                                                            -----------
                                               Wireless Telecommunication Services - 0.3%
   225,000                     B/B3            Intelsat Jackson Holdings SA, 7.25%, 4/1/19                  $   228,375
                                                                                                            -----------
                                               Total Telecommunication Services                             $ 3,061,977
                                                                                                            -----------
                                               Utilities - 1.8%
                                               Electric Utilities - 0.4%
   450,000                     CC/Caa3         Texas Competitive Electric Holdings, 15.0%, 4/1/21           $   247,500
                                                                                                            -----------
                                               Independent Power Producers & Energy Traders - 1.4%
   465,000                     BB-/Ba3         Intergen NV, 9.0%, 6/30/17 (144A)                            $   489,413
   555,000                     BB-/B1          NRG Energy, Inc., 7.625%, 5/15/19                                543,900
                                                                                                            -----------
                                                                                                            $ 1,033,313
                                                                                                            -----------
                                               Total Utilities                                              $ 1,280,813
                                                                                                            -----------
                                               TOTAL CORPORATE BONDS
                                               (Cost $37,728,072)                                           $35,492,614
                                                                                                            -----------
                                               MUNICIPAL BONDS - 0.3%
                                               Municipal Pollution - 0.3%
   140,000                     B-/Caa2         Ohio State Pollution Control Revenue, 5.6%, 8/1/32           $   101,203
   135,000                     B-/Caa2         Ohio State Pollution Control Revenue, 5.65%, 3/1/33               97,851
                                                                                                            -----------
                                                                                                            $   199,054
                                                                                                            -----------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $211,928)                                              $   199,054
                                                                                                            -----------
                                               SENIOR FLOATING RATE LOAN INTERESTS - 5.8%**
                                               Energy - 0.1%
                                               Oil & Gas Equipment & Services - 0.1%
    91,885     4.75            NR/NR           Frac Tech Services LLC, Term Loan, 5/6/16                    $    90,858
                                                                                                            -----------
                                               Total Energy                                                 $    90,858
                                                                                                            -----------
                                               Automobiles & Components - 1.2%
                                               Auto Parts & Equipment - 0.4%
   248,747     5.50            NR/B2           HHI Holdings LLC, Term Loan, 3/21/17                         $   246,259
                                                                                                            -----------
                                               Automobile Manufacturers - 0.5%
   388,050     4.75            NR/NR           Chrysler Group LLC, Tranche B Term Loan, 5/24/17             $   368,162
                                                                                                            -----------
                                               Tires & Rubber - 0.3%
   245,000     1.50            BB/Ba1          Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14      $   237,038
                                                                                                            -----------
                                               Total Automobiles & Components                               $   851,459
                                                                                                            -----------
                                               Media - 0.5%
                                               Cable & Satellite - 0.5%
   352,407     6.77            CCC/B2          WideOpenWest LLC, Series A New Term Loan, 6/28/14            $   338,751
                                                                                                            -----------
                                               Total Media                                                  $   338,751
                                                                                                            -----------

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
             Floating      Moody's
 Principal   Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                            Value
                                         Food, Beverage & Tobacco - 0.7%
                                         Packaged Foods & Meats - 0.7%
   495,000   7.00          NR/NR         Pierre Foods, Inc., 1st Lien Term Loan, 9/30/16                    $   494,072
                                                                                                            -----------
                                         Total Food, Beverage & Tobacco                                     $   494,072
                                                                                                            -----------
                                         Health Care Equipment & Services - 1.2%
                                         Health Care Services - 0.8%
   366,889   4.75          BB-/Ba2       Gentiva Health Services, Inc., Term B1 Loan, 8/17/16               $   329,895
    99,035   6.50          B/B1          NAMM Holdings, Inc., Term Loan, 4/14/15                                 98,292
   180,556   8.75          B+/Ba2        Sun HealthCare Group, Term Loan, 10/18/16                              147,604
                                                                                                            -----------
                                                                                                            $   575,791
                                                                                                            -----------
                                         Health Care Technology - 0.3%
    25,510   4.75          NR/NR         Physician Oncology Services LP, Delayed
                                         Draw Term Loan, 1/31/17                                            $    24,490
   209,980   4.75          NR/NR         Physician Oncology Services LP, Effective
                                         Date Term Loan, 1/31/17                                                201,581
                                                                                                            -----------
                                                                                                            $   226,071
                                                                                                            -----------
                                         Managed Health Care - 0.1%
    99,035   6.50          B/B1          MMM Holdings, Inc., Term Loan, 4/14/15                             $    98,292
                                                                                                            -----------
                                         Total Health Care Equipment & Services                             $   900,154
                                                                                                            -----------
                                         Pharmaceuticals & Biotechnology - 0.3%
                                         Biotechnology - 0.3%
   199,000   4.25          NR/NR         Grifols, Inc., U.S. Tranche B Term Loan, 6/1/17                    $   198,813
                                                                                                            -----------
                                         Total Pharmaceuticals & Biotechnology                              $   198,813
                                                                                                            -----------
                                         Diversified Financials - 0.2%
                                         Diversified Finance Services - 0.2%
   125,000   5.25          NR/NR         Ship Luxco 3, Facility B2A Term Loan, 8/6/17                       $   123,750
                                                                                                            -----------
                                         Total Diversified Financials                                       $   123,750
                                                                                                            -----------
                                         Insurance - 0.5%
                                         Insurance Brokers - 0.5%
   268,813   6.75          B/NR          HUB International Holdings, Inc., Additional Term Loan, 6/13/14    $   267,468
    97,750   5.00          B/B2          USI Holdings Corp., Series C New Term Loan, 5/5/14                      97,506
                                                                                                            -----------
                                                                                                            $   364,974
                                                                                                            -----------
                                         Total Insurance                                                    $   364,974
                                                                                                            -----------
                                         Technology Hardware & Equipment - 0.3%
                                         Electronic Components - 0.3%
    19,923   2.25          BB+/Ba1       Flextronics Semiconductor, A1A Delayed Draw Term Loan,
                                         10/1/14                                                            $    19,687
   216,264   2.25          BB+/Ba1       Flextronics Semiconductor, Closing Date Loan, 10/1/14                  212,287
                                                                                                            -----------
                                                                                                            $   231,974
                                                                                                            -----------
                                         Total Technology Hardware & Equipment                              $   231,974
                                                                                                            -----------
                                         Semiconductors - 0.3%
                                         Semiconductor Equipment - 0.3%
   248,750   3.00          B+/Ba3        Aeroflex, Inc., Tranche B Term Loan, 5/9/18                        $   235,069
                                                                                                            -----------
                                         Total Semiconductors                                               $   235,069
                                                                                                            -----------

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11 (CONSOLIDATED)                    (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (b)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                             Value
                                               Telecommunication Services - 0.1%
                                               Wireless Telecommunication Services - 0.1%
   110,000     3.39            B/B3            Intelsat Jackson Holdings, Ltd., Unsecured Term Loan, 2/1/14      $   104,995
                                                                                                                 -----------
                                               Total Telecommunication Services                                  $   104,995
                                                                                                                 -----------
                                               Utilities - 0.4%
                                               Electric Utilities - 0.4%
   478,222     4.50            BBB-/Ba1        Texas Competitive Electric Holdings Co. LLC, 2017 Extending
                                               Term Loan, 10/10/17                                               $   304,468
                                                                                                                 -----------
                                               Total Utilities                                                   $   304,468
                                                                                                                 -----------
                                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                               (Cost $4,377,079)                                                 $ 4,239,337
                                                                                                                 -----------

    Shares
                                               RIGHTS/WARRANTS - 0.0%+
        75                                     Green Field Warrants                                              $     3,450
                                                                                                                 -----------
                                               TOTAL RIGHTS/WARRANTS
                                               (Cost $3,000)                                                     $     3,450
                                                                                                                 -----------
                                               TOTAL INVESTMENT IN SECURITIES - 95.5%
                                               (Cost $68,368,857) (a)                                            $69,501,208
                                                                                                                 -----------
                                               OTHER ASSETS AND LIABILITIES - 4.5%                               $ 3,278,019
                                                                                                                 -----------
                                               TOTAL NET ASSETS - 100.0%                                         $72,779,227
                                                                                                                 ===========


Notional                                       Swap Counterparty/
Principal ($)                                  Referenced Obligation
                                               CREDIT DEFAULT SWAP AGREEMENTS PROTECTION BOUGHT
 1,000,000                                     JPMorgan Chase & Co., Index: Markit CDX.NA.HY. 17, 5.0%,
                                               12/20/16                                                          $     6,950
                                                                                                                 -----------
                                               TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                               (Cost $73,700)                                                    $     6,950
                                                                                                                 -----------

*      Non-income produ cing security.
+      Amount rounds to less than 0.1%.
NR     Not rated by either S&P or Moody's.
WR     Withdrawn rating.
PIK    Represents a pay-in-kind security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2011, the value of these securities amounted to $5,650,018 or 7.8% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $68,726,983 was as follows:

          Aggregate gross unrealized gain for all investments in which there is an excess of
             value over tax cost                                                               $ 6,882,806
          Aggregate gross unrealized loss for all investments in which there is an excess of
             tax cost over value                                                                (6,108,581)
                                                                                               -----------
          Net unrealized gain                                                                  $   774,225
                                                                                                ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)   Security is in default and is non-income producing.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

20    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $34,502,167 and $51,846,999, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:


                                               Level 1          Level 2        Level 3          Total
   Convertible Corporate Bonds              $        --      $16,464,571      $     --      $16,464,571
   Preferred Stocks                             938,818        1,988,982            --        2,927,800
   Common Stocks                              9,414,853               --       110,980        9,525,833
   Asset Backed Securities                           --          202,558            --          202,558
   Collateralized Mortgage Obligations               --          445,991            --          445,991
   Corporate Bonds                                   --       35,341,635       150,979       35,492,614
   Municipal Bonds                                   --          199,054            --          199,054
   Senior Floating Rate Loan Interests               --        4,239,337            --        4,239,337
   Rights/Warrants                                   --            3,450            --            3,450
                                            -----------      -----------      --------      -----------
   Total                                    $10,353,671      $58,885,578      $261,959      $69,501,208
                                            ===========      ===========      ========      ===========
   Other Financial Instruments*             $        --      $     6,950      $     --      $     6,950
                                            ===========      ===========      ========      ===========

* Other financial instruments include credit default swaps.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                                        Senior Floating
                                                             Common       Corporate        Rate Loan
                                                             Stocks         Bonds          Interests          Total
   Balance as of 12/31/10                                 $   42,645      $ 10,470        $  361,964       $  415,079
   Realized gain (loss)(1)                                    57,589            --                --           57,589
   Change in unrealized appreciation (depreciation)(2)         2,396            --                --            2,396
   Net purchases (sales)                                    (134,159)           --                --         (134,159)
   Transfers in and out of Level 3**                         142,509       140,509          (361,964)         (78,946)
                                                          ----------      --------        ----------       ----------
   Balance as of 12/31/11                                 $  110,980      $150,979        $       --       $  261,959
                                                          ==========      ========        ==========       ==========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
**   Transfers are calculated on the beginning of period values.

   Net change in unrealized appreciation (depreciation) of investments still held as of 12/31/11            $ (31,529)
                                                                                                            ---------

The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended
                                                                 12/31/11      Year Ended   Year Ended   Year Ended   Year Ended
                                                              (consolidated)    12/31/10     12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period                             $ 10.64        $  9.53      $  6.46      $  11.05     $ 11.01
                                                                 -------        -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.59        $  0.59      $  0.61      $   0.67     $  0.61
 Net realized and unrealized gain (loss) on investments            (0.75)          1.07         3.10         (4.36)       0.04
                                                                 -------        -------      -------       --------    -------
  Net increase (decrease) from investment operations             $ (0.16)       $  1.66      $  3.71      $  (3.69)    $  0.65
Distributions to shareowners:
 Net investment income                                             (0.56)         (0.55)       (0.64)        (0.67)      (0.60)
 Net realized gain                                                    --             --           --         (0.23)      (0.01)
                                                                 -------        -------      -------      --------     -------
  Net increase (decrease) in net asset value                     $ (0.72)       $  1.11      $  3.07      $  (4.59)    $  0.04
                                                                 -------        -------      -------      --------     -------
Net asset value, end of period                                   $  9.92        $ 10.64      $  9.53      $   6.46     $ 11.05
                                                                 =======        =======      =======      ========     =======
Total return*                                                      (1.68)%        18.04%       60.49%       (35.43)%      5.95%
Ratio of net expenses to average net assets+                        0.82%          0.81%        0.80%         0.83%       0.75%
Ratio of net investment income to average net assets+               5.47%          5.98%        7.58%         7.00%       5.37%
Portfolio turnover rate                                               43%            33%          41%           36%         55%
Net assets, end of period (in thousands)                         $58,084        $71,180      $73,517      $ 43,923     $74,308
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       0.82%          0.81%        0.80%         0.83%       0.75%
 Net investment income                                              5.47%          5.98%        7.58%         7.00%       5.37%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

22   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended
                                                                 12/31/11      Year Ended   Year Ended   Year Ended   Year Ended
                                                              (consolidated)    12/31/10     12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period                             $ 10.61        $  9.51      $  6.45      $  11.04     $ 11.01
                                                                 -------        -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.55        $  0.54      $  0.61      $   0.65     $  0.57
 Net realized and unrealized gain (loss) on investments            (0.75)          1.08         3.07         (4.36)       0.04
                                                                 -------        -------      -------      --------     -------
    Net increase (decrease) from investment operations           $ (0.20)       $  1.62      $  3.68      $  (3.71)    $  0.61
Distributions to shareowners:
 Net investment income                                             (0.53)         (0.52)       (0.62)        (0.65)      (0.57)
 Net realized gain                                                    --             --           --         (0.23)      (0.01)
                                                                 -------        -------      -------      --------     -------
  Net increase (decrease) in net asset value                     $ (0.73)       $  1.10      $  3.06      $  (4.59)    $  0.03
                                                                 -------        -------      -------      --------     -------
Net asset value, end of period                                   $  9.88        $ 10.61      $  9.51      $   6.45     $ 11.04
                                                                 =======        =======      =======      ========     =======
Total return*                                                      (2.04)%        17.67%       60.03%       (35.63)%      5.59%
Ratio of net expenses to average net assets+                        1.07%          1.04%        1.05%         1.08%       1.00%
Ratio of net investment income to average net assets+               5.18%          5.67%        7.24%         6.65%       5.12%
Portfolio turnover rate                                               43%            33%          41%           36%         55%
Net assets, end of period (in thousands)                         $14,696        $15,582      $65,631      $ 33,797     $57,286
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.07%          1.04%        1.05%         1.08%       1.00%
 Net investment income                                              5.18%          5.67%        7.24%         6.65%       5.12%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11 (CONSOLIDATED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $68,368,857)               $ 69,501,208
 Cash                                                         2,863,548
 Receivables --
  Portfolio shares sold                                         291,916
  Dividends                                                     769,752
  Interest                                                       33,590
 Unrealized appreciation on credit default swaps                  6,950
 Other                                                           30,150
                                                           ------------
   Total assets                                            $ 73,497,114
                                                           ------------
LIABILITIES:
 Payables --
  Investment securities purchased                          $    481,645
  Portfolio shares repurchased                                  184,287
 Due to affiliates                                                3,136
 Accrued expenses                                                48,819
                                                           ------------
   Total liabilities                                       $    717,887
                                                           ------------
NET ASSETS:
 Paid-in capital                                           $ 68,068,723
 Undistributed net investment income                            636,983
 Accumulated net realized gain on investments                 2,932,587
 Net unrealized gain on investments                           1,132,351
 Net unrealized gain on credit default swaps                      8,583
                                                           ------------
   Total net assets                                        $ 72,779,227
                                                           ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $58,083,679/5,855,628 shares)           $       9.92
                                                           ============
 Class II (based on $14,695,548/1,486,720 shares)          $       9.88
                                                           ============

24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (CONSOLIDATED)
--------------------------------------------------------------------------------

For the Year Ended 12/31/11

INVESTMENT INCOME:
 Interest                                                                                $  4,664,163
 Dividends (net of foreign taxes withheld of $20,010)                                         442,557
 Income from securities loaned, net                                                            14,383
                                                                                         ------------
  Total investment income                                                                                   $  5,121,103
                                                                                                            ------------
EXPENSES:
 Management fees                                                                         $    530,089
 Transfer agent fees
  Class I                                                                                       1,500
  Class II                                                                                      1,500
 Distribution fees
  Class II                                                                                     35,540
 Administrative reimbursements                                                                 23,785
 Custodian fees                                                                                13,292
 Professional fees                                                                             60,670
 Printing expense                                                                              25,943
 Fees and expenses of nonaffiliated trustees                                                    7,068
 Miscellaneous                                                                                  4,858
                                                                                         ------------
   Total expenses                                                                                           $    704,245
                                                                                                            ------------
    Net investment income                                                                                   $  4,416,858
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                            $  4,415,250
  Class action                                                                                 10,418
  Credit default swaps                                                                       (152,532)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                             (56)      $  4,273,080
                                                                                         ------------       ------------
 Change in net unrealized gain (loss) on:
  Investments                                                                            $ (9,497,579)
  Credit default swaps                                                                          8,583
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                              73       $ (9,488,923)
                                                                                         ------------       ------------
 Net loss on investments                                                                                    $ (5,215,843)
                                                                                                            ------------
 Net decrease in net assets resulting from operations                                                       $   (798,985)
                                                                                                            ============


The accompanying notes are an integral part of these financial statements.    25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                                              12/31/11          Year Ended
                                                                                           (consolidated)        12/31/10
FROM OPERATIONS:
Net investment income                                                                      $   4,416,858      $    6,401,179
Net realized gain on investments and foreign currency transactions                             4,273,080           8,285,369
Change in net unrealized gain (loss) on investments and foreign currency transactions         (9,488,923)          3,821,106
                                                                                           -------------      --------------
  Net increase (decrease) in net assets resulting from operations                          $    (798,985)     $   18,507,654
                                                                                           -------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.56 and $0.55 per share, respectively)                                        $  (3,565,239)     $   (4,137,047)
  Class II ($0.53 and $0.52 per share, respectively)                                            (715,720)         (1,879,730)
                                                                                           -------------      --------------
    Total distributions to shareowners                                                     $  (4,280,959)     $   (6,016,777)
                                                                                           -------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  49,877,114      $   34,034,120
Reinvestment of distributions                                                                  4,280,959           6,016,777
Cost of shares repurchased                                                                   (63,060,620)       (104,928,302)
                                                                                           -------------      --------------
  Net decrease in net assets resulting from Portfolio share transactions                   $  (8,902,547)     $  (64,877,405)
                                                                                           -------------      --------------
  Net decrease in net assets                                                               $ (13,982,491)     $  (52,386,528)
NET ASSETS:
Beginning of year                                                                             86,761,718         139,148,246
                                                                                           -------------      --------------
End of year                                                                                $  72,779,227      $   86,761,718
                                                                                           =============      ==============
Undistributed net investment income                                                        $     636,983      $      379,501
                                                                                           =============      ==============

                                     '11 Shares        '11 Amount         '10 Shares        '10 Amount
CLASS I
Shares sold                           1,516,056      $  16,105,984         1,294,590      $  12,708,238
Reinvestment of distributions           338,682          3,565,239           421,211          4,137,047
Less shares repurchased              (2,688,994)       (28,672,473)       (2,737,090)       (27,291,406)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (834,256)     $  (9,001,250)       (1,021,289)     $ (10,446,121)
                                     ==========      =============        ==========      =============
CLASS II
Shares sold                           3,276,286      $  33,771,130         2,154,208      $  21,325,882
Reinvestment of distributions            68,484            715,720           192,448          1,879,730
Less shares repurchased              (3,326,904)       (34,388,147)       (7,777,436)       (77,636,896)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)                17,866      $      98,703        (5,430,780)     $ (54,431,284)
                                     ==========      =============        ==========      =============


26    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11 (CONSOLIDATED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11 (CONSOLIDATED)              (continued)
--------------------------------------------------------------------------------

   At December 31, 2011, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.36% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges during the year ended December 31, 2011.

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Portfolio reclassified $121,583 to increase undistributed net investment income, $105,505 to decrease accumulated net realized gain and $16,078 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------
                                          2011            2010
-------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                   $4,280,959      $6,016,777
                                     ----------      ----------
     Total distributions             $4,280,959      $6,016,777
                                     ==========      ==========
   Distributable Earnings:
   Undistributed ordinary income     $  900,335
   Undistributed long-term gain       3,027,361
   Net unrealized gain                  782,808
                                     ----------
     Total                           $4,710,504
                                     ==========
-------------------------------------------------------------------

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, interest on defaulted bonds and credit default swaps.

E. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   During the period, the Portfolio recognized gains of $10,418 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Risks
   The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G. Securities Lending
   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11 (CONSOLIDATED)              (continued)
--------------------------------------------------------------------------------

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I. Credit Default Swap Agreements
   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the Portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

   When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

   During the year ended December 31, 2011, the Portfolio opened one credit default swap contract, with a notional amount of $1,000,000, which was still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Portfolio's schedule of investments.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% of the Portfolio's average daily net assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,692 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $246 in transfer agent fees payable to PIMSS at December 31, 2011.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $198 in distribution fees payable to PFD at December 31, 2011.

5. Basis for Consolidation of the Financial Statements
The consolidated financial statements of the Portfolio include the accounts of Blaze Holding VICHYDF, Inc., the "Subsidiary", which is a wholly-owned subsidiary acting as an investment vehicle for the Portfolio. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Portfolio. It is intended that the Portfolio will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Portfolio's interest in Blaze Recycling and Metals LLC, Class A Units. As of December 31, 2011, the Subsidiary represented $110,980 or approximately 0.2% of the net assets of the Portfolio.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of December 31, 2011 were as follows:

------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                  Asset Derivatives 2011              Liabilities Derivatives 2011
Standards Codification     ------------------------------------   ------------------------------------
(ASC) 815                   Balance Sheet Location      Value      Balance Sheet Location     Value
------------------------------------------------------------------------------------------------------
 Credit default swaps*     Receivables                 $6,950     Payables                    $--
------------------------------------------------------------------------------------------------------
 Total                                                 $6,950
------------------------------------------------------------------------------------------------------

* Represents the unrealized appreciation on credit default swaps.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

-----------------------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                                                                                          Change in Unrealized
Under Accounting                         Location of Gain or (Loss)                     Realized Gain or        Gain or (Loss)
Standards Codification                         on Derivatives                        (Loss) on Derivatives      on Derivatives
(ASC) 815                                   Recognized in Income                      Recognized in Income   Recognized in Income
-----------------------------------------------------------------------------------------------------------------------------------
 Credit default swaps    Net realized gain (loss) on credit default swaps                   $(152,532)
 Credit default swaps    Change in unrealized gain (loss) on credit default swaps                                  $8,583
-----------------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer High Yield VCT Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer High Yield VCT Portfolio , one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2011, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the year then ended, and the statement of changes in net assets for the year ended December 31, 2010 and the financial highlights for each of the periods indicated therein, ended December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio, of the Pioneer Variable Contracts Trust at December 31, 2011, the consolidated results of its operations, the consolidated changes in its net assets, and the consolidated financial highlights for the year then ended, and the changes in net assets for the year ended December 31, 2010 and the financial highlights for each of the periods indicated therein, ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.


                                /s/ Ernst & Young LLP


Boston, Massachusetts
February 14, 2012

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 76.75%.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2011, in the third quintile of its Morningstar category for the three year period ended June 30, 2011, and in the second quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio was seven basis points higher than the median expense ratio of its peer group and the small size of the peer group. The Trustees considered the impact of the Portfolio's transfer agency and other non-management fee expenses on its expense ratio. They also noted that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Morningstar category.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------


Investment Adviser                                              Trustees and Officers
Pioneer Investment Management, Inc.                             The Board of Trustees provides broad supervision
                                                                over the Portfolio's affairs. The officers of the
Custodian                                                       Trust are responsible for the Portfolio's
Brown Brothers Harriman & Co.                                   operations. The Trustees and officers are listed
                                                                below, together with their principal occupations
Independent Registered Public Accounting Firm                   during at least the past five years. Trustees who
Ernst & Young LLP                                               are interested persons of the Trust within the
                                                                meaning of the 1940 Act are referred to as
Principal Underwriter                                           Interested Trustees. Trustees who are not
Pioneer Funds Distributor, Inc.                                 interested persons of the Trust are referred to as
                                                                Independent Trustees. Each of the Trustees, except
Legal Counsel                                                   Mr. West, serves as a trustee of each of the 55
Bingham McCutchen LLP                                           U.S. registered investment portfolios for which
                                                                Pioneer serves as investment adviser (the "Pioneer
Shareowner Services and Transfer Agent                          Funds"). Mr. West serves as a trustee of 44 U.S.
Pioneer Investment Management Shareholder Services, Inc.        registered investment portfolios for which Pioneer
                                                                serves as investment adviser. The address for all
                                                                Trustees and all officers of the Trust is 60 State
                                                                Street, Boston, Massachusetts 02109.

                                                                The Statement of Additional Information of the
                                                                Trust includes additional information about the
                                                                Trustees and is available, without charge, upon
                                                                request, by calling 1-800-688-9915.


------------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves     Non-Executive Chairman and a        None
                           Board, Trustee    until a successor trustee is   director of Pioneer Investment
                           and President     elected or earlier             Management USA Inc.
                                             retirement or removal.         ("PIM-USA"); Chairman and a
                                                                            director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin)
                                                                            (until October 2011);
                                                                            President and a director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Deputy
                                                                            Chairman and a director of
                                                                            Pioneer Global Asset
                                                                            Management S.p.A. ("PGAM")
                                                                            (until April 2010); Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management
                                                                            Inc. (2004 - 2011); Director
                                                                            of Fiduciary Counseling, Inc.
                                                                            (until December 2001);
                                                                            President and Director of
                                                                            Pioneer Funds Distributor,
                                                                            Inc. ("PFD") (until May 2006);
                                                                            President of all of the
                                                                            Pioneer Funds; and Of Counsel,
                                                                            Wilmer Cutler Pickering Hale
                                                                            and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and President of      None
(53)*                      Executive Vice    until a successor trustee is   PIM-USA (since February 2007);
                           President         elected or earlier             Director and President of
                                             retirement or removal.         Pioneer and Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the
                                                                            Pioneer Funds (since March
                                                                            2007); Director of PGAM (2007
                                                                            - 2010); Head of New Europe
                                                                            Division, PGAM (2000 - 2005);
                                                                            and Head of New Markets
                                                                            Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*  Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.


Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                       POSITION HELD    LENGTH OF SERVICE                                                       OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE                  PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
David R. Bock (68)     Trustee          Trustee since 2005. Serves          Managing Partner, Federal City      Director of
                                        until a successor trustee is        Capital Advisors (corporate         Enterprise Community
                                        elected or earlier                  advisory services company)          Investment, Inc.
                                        retirement or removal.              (1997 - 2004 and 2008 -             (privately held
                                                                            present); Interim Chief             affordable housing
                                                                            Executive Officer, Oxford           finance company)
                                                                            Analytica, Inc. (privately          (1985 - 2010);
                                                                            held research and consulting        Director of Oxford
                                                                            company) (2010); Executive          Analytica, Inc.
                                                                            Vice President and Chief            (2008 - present);
                                                                            Financial Officer, I-trax,          Director of The
                                                                            Inc. (publicly traded health        Swiss Helvetia Fund,
                                                                            care services company) (2004 -      Inc. (closed-end
                                                                            2007); and Executive Vice           fund) (2010 -
                                                                            President and Chief Financial       present); and
                                                                            Officer, Pedestal Inc.              Director of New York
                                                                            (internet-based mortgage            Mortgage Trust
                                                                            trading company) (2000 - 2002)      (publicly traded
                                                                                                                mortgage REIT) (2004
                                                                                                                - 2009, 2012 -
                                                                                                                present)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves          Chairman, Bush International,       Director of Marriott
                                        until a successor trustee is        LLC (international financial        International, Inc.
                                        elected or earlier                  advisory firm) (1991 -              (2008 - present);
                                        retirement or removal.              present); Senior Managing           Director of Discover
                                                                            Director, Brock Capital Group,      Financial Services
                                                                            LLC (strategic business             (credit card issuer
                                                                            advisors) (2010 - present);         and electronic
                                                                            Managing Director, Federal          payment services)
                                                                            Housing Finance Board               (2007 - present);
                                                                            (oversight of Federal Home          Former Director of
                                                                            Loan Bank system) (1989 -           Briggs & Stratton
                                                                            1991); Vice President and Head      Co. (engine
                                                                            of International Finance,           manufacturer) (2004
                                                                            Federal National Mortgage           - 2009); Former
                                                                            Association (1988 - 1989);          Director of UAL
                                                                            U.S. Alternate Executive            Corporation (airline
                                                                            Director, International             holding company)
                                                                            Monetary Fund (1984 - 1988);        (2006 - 2010);
                                                                            Executive Assistant to Deputy       Director of ManTech
                                                                            Secretary of the U.S.               International
                                                                            Treasury, U.S. Treasury             Corporation
                                                                            Department (1982 - 1984); and       (national security,
                                                                            Vice President and Team Leader      defense, and
                                                                            in Corporate Banking, Bankers       intelligence
                                                                            Trust Co. (1976 - 1982)             technology firm)
                                                                                                                (2006 - present);
                                                                                                                Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2007 -
                                                                                                                present); Member,
                                                                                                                Board of Governors,
                                                                                                                Independent
                                                                                                                Directors Council
                                                                                                                (2007 - present);
                                                                                                                Former Director of
                                                                                                                Brady Corporation
                                                                                                                (2000 - 2007);
                                                                                                                Former Director of
                                                                                                                Mortgage Guaranty
                                                                                                                Insurance
                                                                                                                Corporation (1991 -
                                                                                                                2006); Former
                                                                                                                Director of
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals) (2002 -
                                                                                                                2005); Former
                                                                                                                Director, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) (1999 -
                                                                                                                2005); and Former
                                                                                                                Director of Texaco,
                                                                                                                Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves          William Joseph Maier Professor      Trustee, Mellon
(67)                                    until a successor trustee is        of Political Economy, Harvard       Institutional Funds
                                        elected or earlier                  University (1972 - present)         Investment Trust and
                                        retirement or removal.                                                  Mellon Institutional
                                                                                                                Funds Master
                                                                                                                Portfolio (oversaw
                                                                                                                17 portfolios in
                                                                                                                fund complex) (1989
                                                                                                                - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD    LENGTH OF SERVICE                                                   OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice             None
(64)                                        until a successor trustee is    President and Corporate
                                            elected or earlier              Secretary, The Winthrop Group,
                                            retirement or removal.          Inc. (consulting firm) (1982 -
                                                                            present); Desautels Faculty of
                                                                            Management, McGill University
                                                                            (1999 - present); and Manager
                                                                            of Research Operations and
                                                                            Organizational Learning, Xerox
                                                                            PARC, Xerox's Advance Research
                                                                            Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)       Trustee          Trustee since 2006. Serves      Chairman and Chief Executive        Director, Broadridge
                                            until a successor trustee is    Officer, Quadriserv, Inc.           Financial Solutions,
                                            elected or earlier              (technology products for            Inc. (investor
                                            retirement or removal.          securities lending industry)        communications and
                                                                            (2008 - present); private           securities
                                                                            investor (2004 - 2008); and         processing provider
                                                                            Senior Executive Vice               for financial
                                                                            President, The Bank of New          services industry)
                                                                            York (financial and securities      (2009 - present);
                                                                            services) (1986 - 2004)             and Director,
                                                                                                                Quadriserv, Inc.
                                                                                                                (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee          Trustee since 1995. Serves      President and Chief Executive       Director of New
                                            until a successor trustee is    Officer, Newbury, Piret &           America High Income
                                            elected or earlier              Company, Inc. (investment           Fund, Inc.
                                            retirement or removal.          banking firm) (1981 - present)      (closed-end
                                                                                                                investment company)
                                                                                                                (2004 - present);
                                                                                                                and member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2000 -
                                                                                                                2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan &          Director, The Swiss
                                            until a successor trustee is    Cromwell LLP (law firm) (1998       Helvetia Fund, Inc.
                                            elected or earlier              - present); and Partner,            (closed-end
                                            retirement or removal.          Sullivan & Cromwell LLP (prior      investment company);
                                                                            to 1998)                            and Director,
                                                                                                                AMVESCAP, PLC
                                                                                                                (investment manager)
                                                                                                                (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------


Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD    LENGTH OF SERVICE                                                 OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE            PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
Christopher J. Kelley (47)   Secretary        Since 2010. Serves at the     Vice President and Associate        None
                                              discretion of the Board.      General Counsel of Pioneer
                                                                            since January 2008 and
                                                                            Secretary of all of the
                                                                            Pioneer Funds since June 2010;
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds from
                                                                            September 2003 to May 2010;
                                                                            and Vice President and Senior
                                                                            Counsel of Pioneer from July
                                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant        Since 2010. Serves at the     Fund Governance Director of         None
                             Secretary        discretion of the Board.      Pioneer since December 2006
                                                                            and Assistant Secretary of all
                                                                            the Pioneer Funds since June
                                                                            2010; Manager - Fund
                                                                            Governance of Pioneer from
                                                                            December 2003 to November
                                                                            2006; and Senior Paralegal of
                                                                            Pioneer from January 2000 to
                                                                            November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Assistant        Since 2010. Serves at the     Counsel of Pioneer since June       None
                             Secretary        discretion of the Board.      2007 and Assistant Secretary
                                                                            of all the Pioneer Funds since
                                                                            June 2010; and Vice President
                                                                            and Counsel at State Street
                                                                            Bank from October 2004 to June
                                                                            2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer        Since 2008. Serves at the     Vice President - Fund               None
                                              discretion of the Board.      Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds from March 2004
                                                                            to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant        Since 2000. Serves at the     Assistant Vice President -          None
                             Treasurer        discretion of the Board.      Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant        Since 2002. Serves at the     Fund Accounting Manager - Fund      None
                             Treasurer        discretion of the Board.      Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Assistant        Since 2009. Serves at the     Fund Administration Manager -       None
                             Treasurer        discretion of the Board.      Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services since
                                                                            November 2008; Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since January
                                                                            2009; and Client Service
                                                                            Manager - Institutional
                                                                            Investor Services at State
                                                                            Street Bank from March 2003 to
                                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief            Since 2010. Serves at the     Chief Compliance Officer of         None
                             Compliance       discretion of the Board.      Pioneer and of all the Pioneer
                             Officer                                        Funds since March 2010;
                                                                            Director of Adviser and
                                                                            Portfolio Compliance at
                                                                            Pioneer since October 2005;
                                                                            and Senior Compliance Officer
                                                                            for Columbia Management
                                                                            Advisers, Inc. from October
                                                                            2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------


40
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                                                                              45

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.









                                                                   18662-06-0212

                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Ibbotson Growth Allocation VCT Portfolio -- Class II Shares Pioneer Ibbotson Moderate Allocation VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

  Pioneer Ibbotson Moderate Allocation VCT
    Portfolio -- Portfolio and Performance Update                              2

  Pioneer Ibbotson Growth Allocation VCT
    Portfolio -- Portfolio and Performance Update                              3

  Comparing Ongoing Portfolio Expenses                                         4

  Market Overview and Strategy                                                 6

  Portfolio Reviews                                                            8

  Schedule of Investments                                                      9

  Financial Statements                                                        11

  Notes to Financial Statements                                               19

  Report of Independent Registered Public
    Accounting Firm                                                           26

  Approval of Investment Advisory and
    Sub-Advisory Agreements                                                   27

  Trustees, Officers and Service Providers                                    33

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for each Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------
Target Asset Allocations

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                       60%
Fixed-Income                                                                 40%

Actual Asset Allocations

Bonds                                                                      20.7%
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                                    13.2
--------------------------------------------------------------------------------
Short Term Bonds                                                           12.6
--------------------------------------------------------------------------------
International Stocks                                                       12.1
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     12.0
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 6.7
--------------------------------------------------------------------------------
High-Yield Bonds                                                            6.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  4.6
--------------------------------------------------------------------------------
Emerging Markets                                                            4.2
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.1
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         2.8
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.5
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

1.  Pioneer Bond Fund Class Y                                             12.90%
2.  Pioneer Short Term Income Fund Class Y                                11.55
3.  Pioneer Fund Class Y                                                   6.09
4.  Pioneer Global High Yield Fund Class Y                                 5.41
5.  INVESCO International Growth Fund Institutional Class                  5.05
6.  Pioneer Mid Cap Value Fund Class Y                                     4.32
7.  Pioneer Disciplined Value Fund Class Y                                 4.31
8.  INVESCO Trimark Small Companies Fund Institutional Class               3.19
9.  Pioneer Cullen Value Fund Class Y                                      3.09
10. Pioneer Disciplined Growth Fund Class Y                                3.08

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                        12/31/11          12/31/10
  Class I                                         $10.19            $10.68
  Class II                                        $10.18            $10.67

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)               Income         Capital Gains     Capital Gains
  Class I                         $0.2943        $  -              $  -
  Class II                        $0.2695        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Ibbotson       Pioneer Ibbotson                     Barclays
         Moderate Allocation    Moderate Allocation                    Capital
           VCT Portfolio --        VCT Portfolio --      S&P 500      Aggregate
               Class I                Class II            Index       Bond Index
 3/05          $10,000                $10,000            $10,000       $10,000
12/05          $10,683                $10,683            $10,721       $10,292
12/06          $11,828                $11,818            $12,413       $10,738
12/07          $12,531                $12,500            $13,094       $11,486
12/08          $ 8,671                $ 8,626            $ 8,251       $12,088
12/09          $11,383                $11,309            $10,435       $12,805
12/10          $12,993                $12,883            $12,009       $13,643
12/11          $12,751                $12,615            $12,260       $14,713

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                            Class I     Class II
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)*                                      3.57%       3.40%
5 Years                                                       1.51        1.31
1 Year                                                       -1.95       -2.18

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

The performance shown for Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                       70%
Fixed-Income                                                                 30%

Actual Asset Allocation

Large Cap Growth Stocks                                                    16.8%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     14.4
--------------------------------------------------------------------------------
International Stocks                                                       14.0
--------------------------------------------------------------------------------
Bonds                                                                      13.9
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 8.9
--------------------------------------------------------------------------------
Short Term Bonds                                                            7.0
--------------------------------------------------------------------------------
Emerging Markets                                                            6.1
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  5.9
--------------------------------------------------------------------------------
High-Yield Bonds                                                            4.3
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         3.7
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.2
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.8
--------------------------------------------------------------------------------


Ten Largest Holdings (Based on total portfolio)*

1.  Pioneer Bond Fund Class Y                                              9.44%
2.  Pioneer Short Term Income Fund Class Y                                 7.86
3.  Pioneer Fund Class Y                                                   6.41
4.  Pioneer Mid Cap Value Fund Class Y                                     5.94
5.  Pioneer Cullen Value Fund Class Y                                      4.55
6.  Pioneer Emerging Markets Fund Class Y                                  4.33
7.  INVESCO International Growth Fund Institutional Class                  4.29
8.  Pioneer Disciplined Value Fund Class Y                                 4.05
9.  Pioneer Equity Income Fund Class Y                                     4.04
10. Pioneer Disciplined Growth Fund Class Y                                4.01

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                        12/31/11          12/31/10
  Class II                                        $10.17            $10.72

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)               Income         Capital Gains     Capital Gains
  Class II                        $0.2101        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                Pioneer Ibbotson
                Growth Allocation                               Barclays Capital
                VCT Portfolio --             S&P 500               Aggregate
                     Class I                  Index                Bond Index
3/05                 $10,000                 $10,000                 $10,000
12/05                $10,878                 $10,721                 $10,292
12/06                $12,256                 $12,413                 $10,738
12/07                $12,960                 $13,094                 $11,486
12/08                $ 8,424                 $ 8,251                 $12,088
12/09                $11,161                 $10,435                 $12,805
12/10                $12,808                 $12,009                 $13,643
12/11                $12,389                 $12,260                 $14,713

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
Net Asset Value                                                        Class II
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)                                                  3.07%
5 Years                                                                  0.22
1 Year                                                                  -3.27

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

      Share Class                                 I               II
      -----------------------------------------------------------------
      Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
      Ending Account Value on 12/31/11        $  938.28       $  937.33
      Expenses Paid During the Period*        $    4.89       $    6.06

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00% for Class I shares and 1.24% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

      Share Class                                 I               II
      -----------------------------------------------------------------
      Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
      Ending Account Value on 12/31/11        $1,020.16       $1,018.95
      Expenses Paid During the Period*        $    5.09       $    6.31

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00% for Class I shares and 1.24% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

      Share Class                                         II
      ---------------------------------------------------------
      Beginning Account Value on 7/1/11               $1,000.00
      Ending Account Value on 12/31/11                $  924.58
      Expenses Paid During Period*                    $    6.26

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.29% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

      Share Class                                         II
      ---------------------------------------------------------
      Beginning Account Value on 7/1/11               $1,000.00
      Ending Account Value on 12/31/11                $1,018.70
      Expenses Paid During Period*                    $    6.56

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.29% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/11
--------------------------------------------------------------------------------

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio manager Dr. Peng Chen, CFA, President, Ibbotson Associates, Inc., subadviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios during the 12 months ended December 31, 2011.

Q: How would you characterize the economic and market backdrop during the 12 months ended December 31, 2011?

A: Entering 2011, equities and risk assets in general were supported by signs of a strengthening economic recovery, despite a slack job market and depressed housing prices in the United States. However, market conditions would soon become more volatile as the markets attempted to digest a series of unsettling news events. Most notably, there was ongoing political unrest in the Middle East that raised the prospect of a constrained supply of oil for the global economy, and a catastrophic earthquake and tsunami that hit Japan in March 2011, with significant repercussions for the global manufacturing supply chain. The second quarter of 2011 (April through June) saw a slowing in the rate of economic expansion globally. In the U.S., continued weakness in employment and housing raised concerns over the possibility of a "double-dip" (second) recession. In addition, the threat of a default by Greece on its sovereign debt began to hang over the global credit markets, as such a default was seen to carry the potential for contagion across Europe and into the banking system.

   For much of the remainder of the calendar year, equity markets generally moved in concert with ebbing and flowing investor moods and concerns about the pace of global growth and the European debt crisis. At the same time, the overall U.S. bond market benefited from flows into Treasuries from investors seeking a safe haven, which led to a decline in interest rates. The third quarter of 2011 (July through September) saw fears arise that European leaders would not be able to take action commensurate with the scope of the ongoing debt crisis. Coupled with disappointing macroeconomic data, the heightened investor uncertainty over Europe caused riskier assets to fall off. In addition, markets were unsettled by a summer standoff in Washington over raising the U.S. debt ceiling; a standoff that had a conclusion deemed unsatisfactory by the markets, and which was quickly followed in early August by Standard & Poor's historic downgrade of their rating for U.S. Treasuries.

   However, as the 2011 calendar year drew to a close, investors were encouraged by better-than-expected U.S. economic data, which eased concerns over a potential return to recession in 2012. In addition, the European Central Bank's unanticipated plan to make credit available to the region's troubled banks was viewed as a significant backstop to conditions in the eurozone. In combination, those factors led to a substantial recovery in investor sentiment and fueled a strong rebound in stocks late in the 12-month period ended December 31, 2011.

   For the full 12-month period, the U.S. equity market returned 2.09%, as measured by the Standard & Poor's 500 Index (the S&P 500). On the other hand, international equities, by any measure, declined significantly; depending on the region, international equities declined by at least 5% (developed markets) and by as much as 18.5% (emerging markets) for the full calendar year. Within the U.S. market, large-cap stocks outperformed their small-cap counterparts and growth stocks outperformed value stocks. Bonds outperformed stocks during the 12 months ended December 31, 2011, as gauged by the 7.84% return for the Barclays Capital U.S. Aggregate Bond Index, the most popular measure of the performance of the U.S. bond market.

Q: With regard to asset allocation, what were the strategic considerations that you applied to the two Pioneer Ibbotson VCT Asset Allocation Portfolios during the 12 months ended December 31, 2011?

A: Within the U.S. equity portions of the portfolios, for much of the 12-month period we maintained neutral weightings between growth and value vehicles, as well as between large-cap and small-cap equities. Toward the middle of the period, we added a U.S. real estate investment trust (REIT) underweight and a corresponding U.S. large-cap equity overweight in each of the portfolios. We believed the gains

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   shown by U.S. property stocks at the time had resulted in valuation ratios that would be difficult to sustain in the medium term, and that were hard to justify by fundamentals. In addition, in the third quarter of 2011 (July through September), we implemented an overweighting of large-cap equities relative to small-cap equities in the portfolios. The overweights to the large-cap equity segment have, so far, been a mild constraint on relative returns. We are maintaining the tilt, however, as we believe large caps are better positioned to weather an uncertain economic climate, and that large caps also display the most attractive valuations within the U.S. equity markets.

   In September 2011, we implemented an underweight to high-yield bonds and a corresponding overweight to investment-grade bonds in the Pioneer Ibbotson Moderate Allocation VCT Portfolio, as we had become concerned about credit risk. The tilt was removed in late December as our concerns ebbed. In October, we began to underweight equities and overweight short-term bonds in both portfolios, driven by our concerns over continuing high U.S. unemployment and the sovereign-debt difficulties in Europe.

Q: What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A: Going forward, uncertainty about the economic outlook remains unusually high.
   Better-than-expected economic data in the U.S. during the fourth quarter of 2011 may have raised hopes that the worst is behind us. However, as we look at the indicators, we would not be surprised to see slowing economic growth in the first half of 2012. Moreover, it is possible that external conditions could tip a sluggish U.S. economy into recession. In particular, the U.S. is not immune to the unfolding recession in the eurozone. Conditions in Europe could worsen as popular indignation rises over the implementation of austerity programs. There is a division between Germany and other nations as to how to proceed in addressing the need to reform economies that could lead to a default by one of the peripheral nations, and thus threaten the stability of the eurozone. At home, a divided Congress and the looming Presidential election almost guarantee, in our opinion, another lost year when it comes to addressing the United States' own fiscal problems. In sum, the political backdrop both domestically and abroad could ensure that investor sentiment remains on edge and market volatility remains high in 2012.

   In looking across asset classes, we see few, if any, obvious opportunities for investors. U.S. equities are less expensive than they were a year ago, although earnings growth has been slowing. European equities, which underperformed the U.S. market in 2011, appear attractive on a relative basis, with all else being equal. However, we don't believe the region's debt crisis is likely to be resolved either smoothly or swiftly. While corporate bonds offer higher yields than Treasuries as well as reasonably low default rates, their prices are vulnerable to any slump in the economy.

   Given our outlook, we are biased toward reducing risk in the portfolios. Above all, the uncertain backdrop continues to reinforce in our minds the importance of maintaining a diversified investment portfolio that is consistent with one's long-term objectives. We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/11
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned -1.95% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned -2.18%, while the S&P 500 returned 2.09% and the Barclays Capital Aggregate Bond Index returned 7.84%. Over the same period, the average return of the 219 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Portfolios category was 0.21%.

The Portfolio targeted an asset allocation of 60% equities, 40% fixed income during the 12-month period. At the end of the period, the Portfolio held an overweight position in fixed-income versus equities. Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 6.09% of assets on December 31, 2011. INVESCO International Growth Fund was the next-largest equity holding, at 5.05% of assets, followed by Pioneer Mid Cap Value Fund and Pioneer Disciplined Value Fund, at 4.32% and 4.31% of assets, respectively. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in Pioneer Bond Fund, at 12.90% of assets, followed by Pioneer Short Term Income Fund, at 11.55% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned -3.27% during the 12 months ended December 31, 2011, while the S&P 500 returned 2.09% and the Barclays Capital Aggregate Bond Index returned 7.84%. Over the same period, the average return of the 265 variable portfolios in Lipper's Mixed-Asset Target Allocation Growth Underlying Portfolios category was -1.47%.

The Portfolio targeted an asset allocation of 70% equities, 30% fixed income during the 12-month period. At the end of the period, the Portfolio held an overweight position in fixed-income versus equities. Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 6.41% of assets on December 31, 2011. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 5.94% of assets, followed by Pioneer Cullen Value Fund, at 4.55%. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 9.44% of assets, followed by a shorter-duration bond fund, Pioneer Short Term Income Fund, at 7.86% of assets.


Please refer to the Schedules of Investments on pages 9 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

      Shares                                                       Value
               MUTUAL FUNDS - 99.7%
               NON-PIONEER FUNDS - 21.5%
     216,692   BlackRock Capital Appreciation Fund
               Institutional Class                          $  4,697,892
     187,775   BlackRock International Index Fund
               Institutional Class                             1,806,396
     212,932   BlackRock Value Opportunities Fund
               Institutional Class                             4,030,810
     325,908   INVESCO Global Real Estate Fund
               Institutional Class                             3,099,387
     286,050   INVESCO Global Small & Mid Cap
               Growth Fund Institutional Class                 4,519,583
     302,483   INVESCO International Growth Fund
               Institutional Class                             7,746,590
     254,205   INVESCO Trimark Small Companies
               Fund Institutional Class                        4,890,902
     666,805   Oppenheimer Commodity Strategy Total
               Return Fund Class Y                             2,233,798
                                                            ------------
               TOTAL INVESTMENTS IN
               NON-PIONEER FUNDS
               (Cost $31,257,704)                           $ 33,025,358
                                                            ------------
               PIONEER FUNDS - 78.2%
     294,527   Pioneer Absolute Return Credit Fund
               Class Y                                      $  2,759,720
   2,093,338   Pioneer Bond Fund Class Y                      19,782,039
     278,242   Pioneer Cullen Value Fund Class Y               4,746,803
     515,184   Pioneer Disciplined Growth Fund Class Y         4,719,086
     837,215   Pioneer Disciplined Value Fund Class Y          6,614,001
     167,916   Pioneer Emerging Markets Fund Class Y           4,065,237
     171,969   Pioneer Equity Income Fund Class Y              4,577,814
     238,387   Pioneer Floating Rate Fund Class Y              1,609,114
     240,960   Pioneer Fund Class Y                            9,337,183
     388,080   Pioneer Fundamental Growth Fund Class Y         4,540,531
     168,972   Pioneer Global Aggregate Bond Fund
               Class Y                                         1,872,206
     520,389   Pioneer Global Equity Fund Class Y              4,662,682
     887,608   Pioneer Global High Yield Fund Class Y          8,299,139
     106,710   Pioneer Growth Opportunities Fund Class Y       2,939,871
     262,803   Pioneer High Yield Fund Class Y                 2,486,112
     166,908   Pioneer International Value Fund Class Y        2,889,180
     322,479   Pioneer Mid Cap Value Fund Class Y              6,620,491
     117,282   Pioneer Multi-Asset Floating Rate Fund
               Class Y                                         1,169,306
      19,490   Pioneer Real Estate Shares Class Y                424,483
     354,905   Pioneer Research Fund Class Y                   3,389,346
     110,050   Pioneer Select Mid Cap Growth Fund
               Class Y                                         1,961,092
   1,853,885   Pioneer Short Term Income Fund Class Y         17,723,139
     299,151   Pioneer Strategic Income Fund Class Y           3,182,967
                                                            ------------
               TOTAL INVESTMENTS IN
               PIONEER FUNDS
               (Cost $113,091,211)                          $120,371,542
                                                            ------------

Principal
Amount                                                             Value
               TEMPORARY CASH
               INVESTMENT - 0.4%
               TIME DEPOSIT - 0.4%
$    572,020   Wells Fargo Grand Cayman,
               0.03%, 1/3/12                                $    572,020
                                                            ------------
               TOTAL TIME DEPOSIT
               (Cost $572,020)                              $    572,020
                                                            ------------
               TOTAL INVESTMENTS
               IN SECURITIES - 100.1%
               (Cost $144,920,935) (a)                      $153,968,920
                                                            ------------
               OTHER ASSETS AND
               LIABILITIES - (0.1)%                         $    (87,248)
                                                            ------------
               TOTAL NET ASSETS - 100.0%                    $153,881,672
                                                            ============

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal tax purposes of $146,928,705 was as follows:

      Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost     $11,613,061
      Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value      (4,572,846)
                                                             -----------
      Net unrealized gain                                     $7,040,215
                                                             ===========


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $22,213,575 and $37,594,575, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                    Level 1         Level 2       Level 3        Total
Mutual Funds     $153,396,900      $     --         $--      $153,396,900
Temporary
Cash
Investment                 --       572,020          --           572,020
                 ------------      --------         ---      ------------
  Total          $153,396,900      $572,020         $--      $153,968,920
                 ============      ========         ===      ============

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

      Shares                                                       Value
               MUTUAL FUNDS - 99.8%
               NON-PIONEER FUNDS - 23.1%
     428,944   BlackRock Capital Appreciation Fund
               Institutional Class                          $  9,299,499
     237,763   BlackRock International Index Fund
               Institutional Class                             2,287,283
     367,425   BlackRock Value Opportunities Fund
               Institutional Class                             6,955,363
     548,820   INVESCO Global Real Estate Fund
               Institutional Class                             5,219,275
     565,231   INVESCO Global Small & Mid Cap
               Growth Fund Institutional Class                 8,930,645
     393,154   INVESCO International Growth Fund
               Institutional Class                            10,068,680
     372,515   INVESCO Trimark Small Companies
               Fund Institutional Class                        7,167,187
   1,344,841   Oppenheimer Commodity Strategy Total
               Return Fund Class Y                             4,505,217
                                                            ------------
               TOTAL INVESTMENTS IN
               NON-PIONEER FUNDS
               (Cost $55,419,214)                           $ 54,433,149
                                                            ------------
               PIONEER FUNDS - 76.7%
   2,345,278   Pioneer Bond Fund Class Y                    $ 22,162,876
     626,223   Pioneer Cullen Value Fund Class Y              10,683,372
   1,028,480   Pioneer Disciplined Growth Fund Class Y         9,420,873
   1,202,417   Pioneer Disciplined Value Fund Class Y          9,499,094
     419,485   Pioneer Emerging Markets Fund Class Y          10,155,726
     356,550   Pioneer Equity Income Fund Class Y              9,491,357
     388,272   Pioneer Fund Class Y                           15,045,536
     713,993   Pioneer Fundamental Growth Fund Class Y         8,353,721
     233,256   Pioneer Global Aggregate Bond Fund
               Class Y                                         2,584,474
   1,005,041   Pioneer Global Equity Fund Class Y              9,005,164
     550,785   Pioneer Global High Yield Fund Class Y          5,149,840
       1,999   Pioneer Government Income Fund Class Y             20,530
     139,102   Pioneer Growth Opportunities Fund Class Y       3,832,268
     264,945   Pioneer High Yield Fund Class Y                 2,506,376
       3,125   Pioneer Independence Fund Class Y                  34,688
     539,489   Pioneer International Value Fund Class Y        9,338,552
     679,336   Pioneer Mid Cap Value Fund Class Y             13,946,775
       2,941   Pioneer Oak Ridge Large Cap Growth
               Fund Class Y                                       35,647
     137,215   Pioneer Oak Ridge Small Cap Growth
               Fund Class Y                                    3,833,777
      56,346   Pioneer Real Estate Shares Class Y              1,227,210
     844,920   Pioneer Research Fund Class Y                   8,068,984
     213,242   Pioneer Select Mid Cap Growth Fund
               Class Y                                         3,799,970
   1,931,274   Pioneer Short Term Income Fund Class Y         18,462,979

      Shares                                                       Value
               PIONEER FUNDS - (continued)
     343,482   Pioneer Strategic Income Fund Class Y        $  3,654,643
       3,362   Pioneer Value Fund Class Y                         36,378
                                                            ------------
               TOTAL INVESTMENTS IN
               PIONEER FUNDS
               (Cost $170,169,751)                          $180,350,810
                                                            ------------

Principal
Amount
               TEMPORARY CASH
               INVESTMENT - 0.4%
               TIME DEPOSIT - 0.4%
$  1,049,679   HSBC Bank Grand Cayman,
               0.03%, 1/3/12                                $  1,049,679
                                                            ------------
               TOTAL TIME DEPOSIT
               (Cost $1,049,679)                            $  1,049,679
                                                            ------------
               TOTAL INVESTMENTS IN
               SECURITIES - 100.2%
               (Cost $226,638,644) (a)                      $235,833,638
                                                            ------------
               OTHER ASSETS AND
               LIABILITIES - (0.2)%                         $   (433,559)
                                                            ------------
               TOTAL NET ASSETS - 100.0%                    $235,400,079
                                                            ============

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal tax purposes of $229,102,194 was as follows:

        Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost   $17,704,462
        Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value   (10,973,018)
                                                             -----------
        Net unrealized gain                                  $ 6,731,444
                                                             ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $24,968,065 and $40,359,194, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                    Level 1          Level 2       Level 3        Total
Mutual Funds     $234,783,959      $       --        $--      $234,783,959
Temporary
Cash
Investment                 --       1,049,679         --         1,049,679
                 ------------      ----------        ---      ------------
  Total          $234,783,959      $1,049,679        $--      $235,833,638
                 ============      ==========        ===      ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year        Year         Year        Year         Year
                                                                     Ended      Ended        Ended       Ended        Ended
                                                                   12/31/11    12/31/10     12/31/09    12/31/08     12/31/07
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of year                                  $ 10.68     $   9.62     $  7.61     $ 12.04      $ 11.62
                                                                    -------     --------     -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (a)                                          $  0.23     $   0.24     $  0.25     $  0.34      $  0.15
 Net realized and unrealized gain (loss) on investments (a)           (0.43)        1.09        2.07       (3.78)        0.54
                                                                    -------     --------     -------     -------      -------
  Net increase (decrease) from investment operations                $ (0.20)    $   1.33     $  2.32     $ (3.44)     $  0.69
Distributions to shareowners:
 Net investment income                                              $ (0.29)    $  (0.27)    $ (0.31)    $ (0.33)     $ (0.12)
 Net realized gain                                                       --           --          --       (0.66)       (0.15)
                                                                    -------     --------     -------     -------      -------
Total distributions to shareowners                                  $ (0.29)    $  (0.27)    $ (0.31)    $ (0.99)     $ (0.27)
                                                                    -------     --------     -------     -------      -------
Net increase (decrease) in net asset value                          $ (0.49)    $   1.06     $  2.01     $ (4.43)     $  0.42
                                                                    -------     --------     -------     -------      -------
Net asset value, end of year                                        $ 10.19     $  10.68     $  9.62     $  7.61      $ 12.04
                                                                    =======     ========     =======     =======      =======
Total return*                                                         (1.95)%      14.24%      31.29%     (30.81)%       5.95%
Ratio of net expenses to average net assets+                           0.24%        0.21%       0.16%       0.15%        0.14%
Ratio of net investment income to average net assets+                  2.14%        2.44%       3.07%       3.35%        1.23%
Portfolio turnover rate                                                  13%          10%         38%         40%          12%
Net assets, end of year (in thousands)                              $11,339     $ 15,542     $13,450     $12,105      $20,582
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.26%        0.27%       0.29%       0.31%        0.27%
 Net investment income                                                 2.13%        2.38%       2.94%       3.19%        1.10%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year         Year         Year         Year         Year
                                                                     Ended        Ended        Ended       Ended        Ended
                                                                   12/31/11     12/31/10     12/31/09     12/31/08     12/31/07
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of year                                 $  10.67     $   9.61     $   7.59     $  12.01     $  11.61
                                                                   --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (a)                                         $   0.22     $   0.21     $   0.24     $   0.31     $   0.31
 Net realized and unrealized gain (loss) on investments (a)           (0.44)        1.10         2.07        (3.77)        0.36
                                                                   --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations               $  (0.22)    $   1.31     $   2.31     $  (3.46)    $   0.67
Distributions to shareowners:
 Net investment income                                             $  (0.27)    $  (0.25)    $  (0.29)    $  (0.30)    $  (0.12)
 Net realized gain                                                       --           --           --        (0.66)       (0.15)
                                                                   --------     --------     --------     --------     --------
Total distributions to shareowners                                 $  (0.27)    $  (0.25)    $  (0.29)    $  (0.96)    $  (0.27)
                                                                   --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                         $  (0.49)    $   1.06     $   2.02     $  (4.42)    $   0.40
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year                                       $  10.18     $  10.67     $   9.61     $   7.59     $  12.01
                                                                   ========     ========     ========     ========     ========
Total return*                                                         (2.18)%      14.03%       31.10%      (30.99)%       5.77%
Ratio of net expenses to average net assets+                           0.48%        0.45%        0.39%        0.39%        0.39%
Ratio of net investment income to average net assets+                  2.10%        2.15%        2.87%        3.10%        2.53%
Portfolio turnover rate                                                  13%          10%          38%          40%          12%
Net assets, end of year (in thousands)                             $142,543     $161,796     $153,547     $105,275     $149,973
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.50%        0.51%        0.53%        0.55%        0.52%
 Net investment income                                                 2.08%        2.09%        2.73%        2.94%        2.40%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year        Year         Year         Year         Year
                                                                     Ended       Ended        Ended       Ended        Ended
                                                                   12/31/11    12/31/10     12/31/09     12/31/08     12/31/07
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of year                                 $  10.72     $   9.53     $   7.38     $  12.41     $  12.07
                                                                   --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (a)                                         $   0.16     $   0.15     $   0.17     $   0.23     $   0.21
 Net realized and unrealized gain (loss) on investments (a)           (0.50)        1.23         2.18        (4.27)        0.49
                                                                   --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations               $  (0.34)    $   1.38     $   2.35     $  (4.04)    $   0.70
Distributions to shareowners:
 Net investment income                                             $  (0.21)    $  (0.19)    $  (0.20)    $  (0.24)    $  (0.13)
 Net realized gain                                                       --           --           --        (0.75)       (0.23)
                                                                   --------     --------     --------     --------     --------
Total distributions to shareowners                                 $  (0.21)    $  (0.19)    $  (0.20)    $  (0.99)    $  (0.36)
                                                                   --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                         $  (0.55)    $   1.19     $   2.15     $  (5.03)    $   0.34
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year                                       $  10.17     $  10.72     $   9.53     $   7.38     $  12.41
                                                                   ========     ========     ========     ========     ========
Total return*                                                         (3.27)%      14.76%       32.49%      (35.00)%       5.74%
Ratio of net expenses to average net assets+                           0.48%        0.45%        0.38%        0.38%        0.38%
Ratio of net investment income to average net assets+                  1.48%        1.57%        2.04%        2.31%        1.68%
Portfolio turnover rate                                                  10%           8%          33%          32%           7%
Net assets, end of year (in thousands)                             $235,400     $266,110     $250,625     $188,268     $254,713
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.49%        0.49%        0.51%        0.53%        0.48%
 Net investment income                                                 1.47%        1.53%        1.91%        2.16%        1.58%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

                                                                                            Moderate          Growth
                                                                                           Allocation       Allocation
                                                                                          VCT Portfolio    VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost $113,091,211 and
   $170,169,751, respectively)                                                             $120,371,542     $180,350,810
 Investments in securities of unaffiliated issuers, at value (at cost $31,829,724 and
   $56,468,893, respectively)                                                                33,597,378       55,482,828
                                                                                           ------------     ------------
 Total investments in securities, at value (at cost $144,920,935 and $226,638,644,
 respectively)                                                                             $153,968,920     $235,833,638
 Cash                                                                                           151,744          188,849
 Receivables for:
  Investment Funds sold                                                                          75,842               --
  Dividends                                                                                     359,320          489,445
  Due from Pioneer Investment Management, Inc.                                                      135               --
                                                                                           ------------     ------------
     Total assets                                                                          $154,555,961     $236,511,932
                                                                                           ------------     ------------
LIABILITIES:
 Due to affiliates                                                                         $     53,308     $     85,052
 Due to Pioneer Investment Management, Inc.                                                          --              181
 Payables for:
  Investments Funds purchased                                                                   500,987          932,140
  Capital stock redeemed                                                                         53,945           14,319
 Accrued expenses                                                                                66,049           80,161
                                                                                           ------------     ------------
     Total liabilities                                                                     $    674,289     $  1,111,853
                                                                                           ------------     ------------
NET ASSETS:
 Paid-in capital                                                                           $167,181,028     $268,207,489
 Undistributed net investment income                                                          3,858,766        4,255,455
 Accumulated net realized loss on investments                                               (26,206,107)     (46,257,859)
 Net unrealized gain on investments                                                           9,047,985        9,194,994
                                                                                           ------------     ------------
     Total net assets                                                                      $153,881,672     $235,400,079
                                                                                           ============     ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                                              $ 11,338,655     $         --
 Net Assets of Class II Shares                                                             $142,543,017     $235,400,079
 Class I Shares outstanding                                                                   1,113,234               --
 Class II Shares outstanding                                                                 14,000,138       23,156,723
 Net Asset Value -- Class I Shares                                                         $      10.19     $         --
 Net Asset Value -- Class II Shares                                                        $      10.18     $      10.17

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/11

                                                                           Moderate         Growth
                                                                          Allocation      Allocation
                                                                        VCT Portfolio    VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                   $ 3,964,220      $  4,402,973
 Dividend income from securities of unaffiliated securities                  378,122           604,550
 Interest                                                                         41                50
                                                                         -----------      ------------
    Total investment income                                              $ 4,342,383      $  5,007,573
                                                                         -----------      ------------
EXPENSES:
 Management fees                                                         $   234,934      $    356,595
 Transfer agent fees
  Class I                                                                      1,500                --
  Class II                                                                     1,500             1,500
 Distribution fees (Class II)                                                387,991           637,708
 Administrative fees                                                          41,109            61,940
 Custodian fees                                                               74,629           108,213
 Professional fees                                                            56,674            57,396
 Printing fees                                                                 9,424            14,150
 Fees and expenses of non-affiliated Trustees                                  6,600             8,251
                                                                         -----------      ------------
  Total expenses                                                         $   814,361      $  1,245,753
                                                                         -----------      ------------
  Less fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                                  $   (34,968)     $    (21,353)
                                                                         -----------      ------------
  Net expenses                                                           $   779,393      $  1,224,400
                                                                         -----------      ------------
    Net investment income                                                $ 3,562,990      $  3,783,173
                                                                         -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments, affiliated issuers                    $ 1,327,609      $  1,991,365
 Net realized gain (loss) on investments, unaffiliated issuers              (699,250)           25,113
 Change in net unrealized loss on investments, affiliated issuers         (6,021,270)      (10,344,465)
 Change in net unrealized loss on investments, unaffiliated issuers       (1,353,384)       (3,650,007)
                                                                         -----------      ------------
 Net loss on investments                                                 $(6,746,295)     $(11,977,994)
                                                                         ===========      ============
 Net decrease in net assets resulting from operations                    $(3,183,305)     $ (8,194,821)
                                                                         ===========      ============

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Moderate Allocation
                                                                                       VCT Portfolio
                                                                               Year Ended        Year Ended
                                                                                12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                         $  3,562,990      $  3,660,582
Net realized gain (loss) on investments                                            628,359          (637,875)
Change in net unrealized gain (loss) on investments                             (7,374,654)       19,166,960
                                                                              ------------      ------------
  Net increase (decrease) in net assets resulting from operations             $ (3,183,305)     $ 22,189,667
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I ($0.29 and $0.27 per share, respectively)                            $   (399,737)     $   (389,980)
 Class II ($0.27 and $0.25 per share, respectively)                             (3,897,636)       (3,914,314)
                                                                              ------------      ------------
  Total distributions to shareowners                                          $ (4,297,373)     $ (4,304,294)
                                                                              ------------      ------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                             $  4,945,283      $  9,968,634
Reinvestment of distributions                                                    4,297,373         4,304,294
Cost of shares repurchased                                                     (25,218,587)      (21,817,106)
                                                                              ------------      ------------
 Net decrease in net assets resulting from Portfolio share transactions       $(15,975,931)     $ (7,544,178)
                                                                              ------------      ------------
 Net increase (decrease) in net assets                                        $(23,456,609)     $ 10,341,195

NET ASSETS:
Beginning of year                                                             $177,338,281      $166,997,086
                                                                              ------------      ------------
End of year                                                                   $153,881,672      $177,338,281
                                                                              ============      ============
Undistributed net investment income                                           $  3,858,766      $  4,296,402
                                                                              ============      ============

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Growth Allocation
                                                                                      VCT Portfolio
                                                                              Year Ended         Year Ended
                                                                               12/31/11           12/31/10
FROM OPERATIONS:
Net investment income                                                        $  3,783,173       $  3,947,390
Net realized gain (loss) on investments                                         2,016,478         (2,352,201)
Change in net unrealized gain (loss) on investments                           (13,994,472)        32,981,870
                                                                             ------------       ------------
  Net increase (decrease) in net assets resulting from operations            $ (8,194,821)      $ 34,577,059
                                                                             ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class II ($0.21 and $0.19 per share, respectively)                          $ (5,002,666)      $ (4,777,391)
                                                                             ------------       ------------
  Total distributions to shareowners                                         $ (5,002,666)      $ (4,777,391)
                                                                             ------------       ------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                            $  3,658,238       $  4,767,320
Reinvestment of distributions                                                   5,002,666          4,777,391
Cost of shares repurchased                                                    (26,173,678)       (23,858,802)
                                                                             ------------       ------------
 Net decrease in net assets resulting from Portfolio share transactions      $(17,512,774)      $(14,314,091)
                                                                             ------------       ------------
 Net increase (decrease) in net assets                                       $(30,710,261)      $ 15,485,577
NET ASSETS:
Beginning of year                                                            $266,110,340       $250,624,763
                                                                             ------------       ------------
End of year                                                                  $235,400,079       $266,110,340
                                                                             ============       ============
Undistributed net investment income                                          $  4,255,455       $  5,004,873
                                                                             ============       ============

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                                            Moderate Allocation
                                                               VCT Portfolio
                                              Year Ended                          Year Ended
                                               12/31/11                            12/31/10
                                       Shares            Amount             Shares           Amount
Class I
Shares sold                             101,456       $  1,095,769           276,406      $  2,813,805
Reinvestment of distributions            37,534            399,737            41,709           389,980
Less shares repurchased                (481,271)        (5,079,013)         (260,365)       (2,551,273)
                                     ----------       ------------        ----------      ------------
  Net increase (decrease)              (342,281)      $ (3,583,507)           57,750      $    652,512
                                     ==========       ============        ==========      ============
Class II
Shares sold                             362,188       $  3,849,514           730,679      $  7,154,828
Reinvestment of distributions           365,976          3,897,636           418,643         3,914,314
Less shares repurchased              (1,898,680)       (20,139,574)       (1,951,063)      (19,265,832)
                                     ----------       ------------        ----------      ------------
  Net decrease                       (1,170,516)      $(12,392,424)         (801,741)     $ (8,196,690)
                                     ==========       ============        ==========      ============

                                                             Growth Allocation
                                                               VCT Portfolio
                                              Year Ended                          Year Ended
                                               12/31/11                            12/31/10
                                       Shares            Amount             Shares            Amount
Class II
Shares sold                             344,412       $  3,658,238           485,813      $  4,767,320
Reinvestment of distributions           465,797          5,002,666           517,594         4,777,391
Less shares repurchased              (2,475,293)       (26,173,678)       (2,470,880)      (23,858,802)
                                     ----------       ------------        ----------      ------------
  Net decrease                       (1,665,084)      $(17,512,774)       (1,467,473)     $(14,314,091)
                                     ==========       ============        ==========      ============

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) (collectively, the Portfolios) are two of 12 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objectives of both the Moderate Allocation Portfolio and Growth Allocation Portfolio are long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares of a Portfolio represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolios gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Each Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Investment transactions are recorded as of the trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at net asset value.

   Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of a Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Moderate Allocation Portfolio and Growth Allocation Portfolio were permitted to carry forward long-term losses of $0 and $2,282,828, respectively, under the Regulated

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

   Investment Company Modernization Act of 2010 without limitation. Additionally, at December 31, 2011, the Portfolios had a net capital loss carryforward of $24,096,227 and $43,767,424, respectively, of which the following amounts will expire between 2016 and 2018, if not utilized:

-------------------------------------------------------------------------------
                                             Moderate          Growth
                                            Allocation       Allocation
                                             Portfolio       Portfolio
-------------------------------------------------------------------------------
 2016                                      $ 6,087,699      $ 8,107,263
 2017                                       15,901,294       32,415,228
 2018                                        2,107,234          962,103
 Post-Act                                           --        2,282,830
                                           -----------      -----------
                                           $24,096,227      $43,767,424
-------------------------------------------------------------------------------

   Since unlimited losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

   The Moderate Allocation Portfolio and Growth Allocation Portfolio have elected to defer capital losses of approximately $102,110 and $24,451, respectively, recognized between November 1, 2011 and December 31, 2011 to its fiscal year ending December 31, 2012.

   At December 31, 2011, the Portfolios made reclassifications as described below to reflect permanent book/tax differences. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

----------------------------------------------------------------------------------------
                                                        Accumulated
                                     Undistributed      Net Realized
                                    Net Investment     Gain (Loss) on
 Portfolio                           Income (Loss)       Investments     Paid-in Capital
----------------------------------------------------------------------------------------
 Moderate Allocation Portfolio         $296,747         $(296,747)            $--
 Growth Allocation Portfolio            470,075          (470,075)             --

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                  2011            2010
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                             $4,297,373      $4,304,294
                                             ----------      ----------
 Total distributions                         $4,297,373      $4,304,294
                                             ==========      ==========
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Growth Allocation Portfolio                      2011            2010
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                             $5,002,666      $4,777,391
                                             ----------      ----------
 Total distributions                         $5,002,666      $4,777,391
                                             ==========      ==========
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The components of distributable earnings on a federal income tax basis at December 31, 2011 were as follows:

----------------------------------------------------------------------------------------------------------
                                     Undistributed        Capital
                                       Ordinary             Loss           Post-October     Net Unrealized
Portfolio                               Income          Carryforward      Loss Deferred      Gain (Loss)
----------------------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio        $3,858,766        $(24,096,227)       $(102,110)        $7,040,215
 Growth Allocation Portfolio           4,253,021          43,767,424)         (24,451)         6,731,444
----------------------------------------------------------------------------------------------------------

C. Portfolio Shares and Allocations
   Each Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares of each Portfolio are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio (see
   Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares for a Portfolio based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D. Risks
   Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding that Portfolio's principal risks. Please refer to that document when considering that Portfolio's principal risks.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer:
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio     0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                   0.08% on assets over $7 billion

 Growth Allocation Portfolio       0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                   0.08% on assets over $7 billion
------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on other investments:
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio     0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                   0.09% on assets over $7 billion

 Growth Allocation Portfolio       0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                   0.09% on assets over $7 billion
------------------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). Effective January 1, 2012, Ibbotson Associates Advisors LLC merged into its parent company, Ibbotson Associates, Inc. (Ibbotson), which now serves as each Portfolio's sub-adviser. PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011:

-------------------------------------------------------------------------------
Portfolio                                                               Amount
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                         $21,890
 Growth Allocation Portfolio                                           $33,559
-------------------------------------------------------------------------------

PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2013 to the extent required to reduce Class II expenses to the following annual expense limitations:

-------------------------------------------------------------------------------
Fund                                                                  Class II
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                            0.48%
 Growth Allocation Portfolio                                              0.48%
-------------------------------------------------------------------------------

Class I expenses for a Portfolio will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares of that Portfolio. Fees waived and expenses reimbursed during the year ended December 31, 2011 are reflected on the Statement of Operations. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend an expense limitation agreement for a class of shares beyond the date referred to above.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at December 31, 2011:

-------------------------------------------------------------------------------
Portfolio                                                               Amount
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                            $252
 Growth Allocation Portfolio                                              $126
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plans
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at December 31, 2011.

-------------------------------------------------------------------------------
Portfolio                                                               Amount
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                         $31,166
 Growth Allocation Portfolio                                           $51,367
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

5. Transactions in Underlying Funds -- Affiliated Issuers
An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
-------------------------------------------------------------------------------------------------------------------------
                                             Beginning          Acquisitions            Dispositions          Ending
                                            Shares/Par           Shares/Par              Shares/Par          Share/Par
Underlying Funds (Affiliated)                 Amount               Amount                  Amount              Amount
-------------------------------------------------------------------------------------------------------------------------
 Pioneer Absolute Return Credit Fund               --               294,527                       --            294,527
 Pioneer Bond Fund                          2,797,697                 5,011                 (709,370)         2,093,338
 Pioneer Cullen Value Fund                    301,950                   172                  (23,880)           278,242
 Pioneer Disciplined Growth Fund              453,592               277,104                 (215,512)           515,184
 Pioneer Disciplined Value Fund               584,530               338,118                  (85,433)           837,215
 Pioneer Emerging Markets Fund                163,448                10,000                   (5,532)           167,916
 Pioneer Equity Income Fund                   144,056                40,646                  (12,733)           171,969
 Pioneer Floating Rate Fund                   247,676                 7,460                  (16,749)           238,387
 Pioneer Fund                                 361,147                    --                 (120,187)           240,960
 Pioneer Fundamental Growth Fund              315,766                89,603                  (17,289)           388,080
 Pioneer Global Aggregate Bond Fund                --               168,972                       --            168,972
 Pioneer Global Equity Fund                   541,421                 1,275                  (22,307)           520,389
 Pioneer Global High Yield Fund             1,007,067                11,314                 (130,773)           887,608
 Pioneer Growth Opportunities Fund             73,215                33,495                       --            106,710
 Pioneer High Yield Fund                      352,994                11,208                 (101,399)           262,803
 Pioneer Independence Fund                        648                    --                     (648)                --
 Pioneer International Value Fund             133,680                54,154                  (20,926)           166,908
 Pioneer Mid Cap Value Fund                   332,902                16,632                  (27,055)           322,479
 Pioneer Oak Ridge Large Cap Growth Fund          495                    --                     (495)                --
 Pioneer Multi-Asset Floating Rate Fund            --               117,282                       --            117,282
 Pioneer Real Estate Shares                   173,883                   276                 (154,669)            19,490
 Pioneer Research Fund                        775,904                    --                 (420,999)           354,905
 Pioneer Select Mid Cap Growth Fund           105,345                18,478                  (13,773)           110,050
 Pioneer Short Term Income Fund             2,090,724               109,832                 (346,671)         1,853,885
 Pioneer Strategic Income Fund                311,636                 9,050                  (21,535)           299,151
 Pioneer Value Fund                               723                    --                     (723)                --

                                              Realized           Capital Gain               Dividend           Ending
 Underlying Funds (Affiliated)               Gain (Loss)        Distributions                Income             Value
-------------------------------------------------------------------------------------------------------------------------
 Pioneer Absolute Return Credit Fund         $     --            $       --               $   54,582       $  2,759,720
 Pioneer Bond Fund                            345,269               104,929                1,148,203         19,782,039
 Pioneer Cullen Value Fund                    (34,583)                   --                  101,194          4,746,803
 Pioneer Disciplined Growth Fund              (43,778)              419,123                   29,717          4,719,086
 Pioneer Disciplined Value Fund               (46,165)              414,075                   94,911          6,614,001
 Pioneer Emerging Markets Fund                 12,139               186,691                       --          4,065,237
 Pioneer Equity Income Fund                   114,763                    --                   97,153          4,577,814
 Pioneer Floating Rate Fund                    (5,632)                   --                   81,797          1,609,114
 Pioneer Fund                                (777,088)                   --                  163,500          9,337,183
 Pioneer Fundamental Growth Fund               55,974               115,947                   25,284          4,540,531
 Pioneer Global Aggregate Bond Fund                --                 3,272                   15,427          1,872,206
 Pioneer Global Equity Fund                    41,529                    --                   93,202          4,662,682
 Pioneer Global High Yield Fund              (308,303)                   --                  817,286          8,299,139
 Pioneer Growth Opportunities Fund                 --                    --                       --          2,939,871
 Pioneer High Yield Fund                      206,957                    --                  183,773          2,486,112
 Pioneer Independence Fund                      4,044                    --                       --                 --
 Pioneer International Value Fund              10,163                    --                   58,542          2,889,180
 Pioneer Mid Cap Value Fund                   (67,575)                   --                   88,795          6,620,491
 Pioneer Multi-Asset Floating Rate Fund            --                    --                    8,197          1,169,306
 Pioneer Oak Ridge Large Cap Growth Fund        2,221                    --                       --                 --
 Pioneer Real Estate Shares                   706,148                    --                   49,364            424,483
 Pioneer Research Fund                       (145,857)                   --                   30,183          3,389,346
 Pioneer Select Mid Cap Growth Fund            16,009                    --                       --          1,961,092
 Pioneer Short Term Income Fund               (33,355)                   --                  639,684         17,723,139
 Pioneer Strategic Income Fund                 (1,457)               29,155                  183,426          3,182,967
 Pioneer Value Fund                             2,994                    --                       --                 --
                                             --------            ----------               ----------       ------------
                                             $ 54,417            $1,273,192               $3,964,220       $120,371,542
                                             ========            ==========               ==========       ============
--------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund
--------------------------------------------------------------------------------------------------------------------------
                                              Beginning          Acquisitions             Dispositions         Ending
                                              Shares/Par          Shares/Par              Shares/Par          Share/Par
Underlying Funds (Affiliated)                   Amount              Amount                  Amount             Amount
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                             3,092,247                  --                 (746,969)         2,345,278
 Pioneer Cullen Value Fund                       605,238              59,767                  (38,782)           626,223
 Pioneer Disciplined Growth Fund                 766,385             295,536                  (33,441)         1,028,480
 Pioneer Disciplined Value Fund                  748,836             459,606                   (6,025)         1,202,417
 Pioneer Emerging Markets Fund                   401,458              19,135                   (1,108)           419,485
 Pioneer Equity Income Fund                      340,503              40,317                  (24,270)           356,550
 Pioneer Fund                                    525,807                  76                 (137,611)           388,272
 Pioneer Fundamental Growth Fund                 734,297              30,154                  (50,458)           713,993
 Pioneer Global Aggregate Bond Fund                   --             233,256                       --            233,256
 Pioneer Global Equity Fund                    1,081,880                  --                  (76,839)         1,005,041
 Pioneer Global High Yield Fund                  765,446                  --                 (214,661)           550,785
 Pioneer Government Income Fund                    2,478                  --                     (479)             1,999
 Pioneer Growth Opportunities Fund               158,572               4,470                  (23,940)           139,102
 Pioneer High Yield Fund                         325,360                  --                  (60,415)           264,945
 Pioneer Independence Fund                         8,478                  --                   (5,353)             3,125
 Pioneer International Value Fund                426,610             115,059                   (2,180)           539,489
 Pioneer Mid Cap Value Fund                      668,941              10,395                       --            679,336
 Pioneer Oak Ridge Large Cap Growth Fund          10,975                  --                   (8,034)             2,941
 Pioneer Oak Ridge Small Cap Growth Fund          43,295              93,920                       --            137,215
 Pioneer Real Estate Shares                      346,964                  --                 (290,618)            56,346
 Pioneer Research Fund                         1,186,908                  --                 (341,988)           844,920
 Pioneer Select Mid Cap Growth Fund              229,000              52,755                  (68,513)           213,242
 Pioneer Short Term Income Fund                1,743,616             208,926                  (21,268)         1,931,274
 Pioneer Strategic Income Fund                   264,974              78,508                       --            343,482
 Pioneer Value Fund                               11,843                  --                   (8,481)             3,362

                                              Realized           Capital Gain               Dividend           Ending
 Underlying Funds (Affiliated)               Gain (Loss)        Distributions                Income             Value
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                           $   284,220          $  117,799               $1,284,394       $ 22,162,876
 Pioneer Cullen Value Fund                      (120,177)                 --                  227,681         10,683,372
 Pioneer Disciplined Growth Fund                 (24,814)            808,722                   59,149          9,420,873
 Pioneer Disciplined Value Fund                     (536)            555,550                  134,612          9,499,094
 Pioneer Emerging Markets Fund                     1,571             465,064                       --         10,155,726
 Pioneer Equity Income Fund                      (61,390)                 --                  213,093          9,491,357
 Pioneer Fund                                 (1,046,905)                 --                  256,096         15,045,536
 Pioneer Fundamental Growth Fund                 159,302             207,755                   46,267          8,353,721
 Pioneer Global Aggregate Bond Fund                   --               4,371                   19,812          2,584,474
 Pioneer Global Equity Fund                      131,483                  --                  180,003          9,005,164
 Pioneer Global High Yield Fund                 (236,055)                 --                  526,925          5,149,840
 Pioneer Government Income Fund                      382                  --                      926             20,530
 Pioneer Growth Opportunities Fund                54,486                  --                       --          3,832,268
 Pioneer High Yield Fund                         170,118                  --                  164,478          2,506,376
 Pioneer Independence Fund                        32,166                  --                       --             34,688
 Pioneer International Value Fund                 (5,115)                 --                  188,849          9,338,552
 Pioneer Mid Cap Value Fund                           --                  --                  188,463         13,946,775
 Pioneer Oak Ridge Large Cap Growth Fund           8,578                  --                       --             35,647
 Pioneer Oak Ridge Small Cap Growth Fund              --             187,132                       --          3,833,777
 Pioneer Real Estate Shares                      361,950                  --                  101,409          1,227,210
 Pioneer Research Fund                          (177,071)                 --                   71,832          8,068,984
 Pioneer Select Mid Cap Growth Fund               70,987                  --                       --          3,799,970
 Pioneer Short Term Income Fund                   (3,244)                 --                  561,498         18,462,979
 Pioneer Strategic Income Fund                        --              30,929                  176,606          3,654,643
 Pioneer Value Fund                               14,107                  --                      880             36,378
                                             -----------          ----------               ----------       ------------
                                             $  (385,957)         $2,377,322               $4,402,973       $180,350,810
                                             ===========          ==========               ==========       ============
--------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of Pioneer Ibbotson Moderate and Growth Allocation VCT Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio (collectively, the "Portfolios"), two of the portfolios constituting the Pioneer Variable Contracts Trust (the Trust), as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Portfolios' custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation and Pioneer Ibbotson Growth Allocation VCT Portfolios, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended indicated therein, in conformity with U.S. generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2012

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Moderate Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates, Inc. (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the second quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Growth Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates, Inc. (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2011 and in the first quintile of its Morningstar category for the three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

relative expenses would also be first quintile.) The Trustees discussed the Portfolio's recent underperformance. The Trustees indicated that they were satisfied with the information presented with respect to the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.                          The Board of Trustees provides broad supervision over the
                                                             Portfolio's affairs. The officers of the Trust are
Investment Subadviser                                        responsible for the Portfolio's operations. The Trustees and
Ibbotson Associates, Inc.                                    officers are listed below, together with their principal
                                                             occupations during at least the past five years. Trustees
Custodian                                                    who are interested persons of the Trust within the meaning
Brown Brothers Harriman & Co.                                of the 1940 Act are referred to as Interested Trustees.
                                                             Trustees who are not interested persons of the Trust are
Independent Registered Public Accounting Firm                referred to as Independent Trustees. Each of the Trustees,
Ernst & Young LLP                                            except Mr. West, serves as a trustee of each of the 55 U.S.
                                                             registered investment portfolios for which Pioneer serves as
Principal Underwriter                                        investment adviser (the "Pioneer Funds"). Mr. West serves as
Pioneer Funds Distributor, Inc.                              a trustee of 44 U.S. registered investment portfolios for
                                                             which Pioneer serves as investment adviser. The address for
Legal Counsel                                                all Trustees and all officers of the Trust is 60 State
Bingham McCutchen LLP                                        Street, Boston, Massachusetts 02109.

Shareowner Services and Transfer Agent                       The Statement of Additional Information of the Trust
Pioneer Investment Management Shareholder Services, Inc.     includes additional information about the Trustees and is
                                                             available, without charge, upon request, by calling
                                                             1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
--------------------------------------------------------------------------
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(53)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                           HELD BY THIS TRUSTEE
-----------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*     Non-Executive Chairman and a director of Pioneer Investment    None
                             Management USA Inc. ("PIM-USA"); Chairman and a director of
                             Pioneer; Chairman and Director of Pioneer Institutional
                             Asset Management, Inc. (since 2006); Director of Pioneer
                             Alternative Investment Management Limited (Dublin) (until
                             October 2011); President and a director of Pioneer
                             Alternative Investment Management (Bermuda) Limited and
                             affiliated funds; Deputy Chairman and a director of Pioneer
                             Global Asset Management S.p.A. ("PGAM") (until April 2010);
                             Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                             (until June 2006); Director of Nano-C, Inc. (since 2003);
                             Director of Cole Management Inc. (2004 - 2011); Director of
                             Fiduciary Counseling, Inc. (until December 2001); President and Director of Pioneer Funds Distributor, Inc. ("PFD")
                             (until May 2006); President of all of the Pioneer Funds; and
                             Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury          Director, CEO and President of PIM-USA (since February         None
(53)*                        2007); Director and President of Pioneer and Pioneer
                             Institutional Asset Management, Inc. (since February 2007);
                             Executive Vice President of all of the Pioneer Funds (since
                             March 2007); Director of PGAM (2007 - 2010); Head of New
                             Europe Division, PGAM (2000 - 2005); and Head of New Markets
                             Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
---------------------------------------------------------------------------
David R. Bock (68)           Trustee          Trustee since 2005. Serves
                                              until a successor trustee is
                                              elected or earlier
                                              retirement or removal.
---------------------------------------------------------------------------
Mary K. Bush (63)            Trustee          Trustee since 2000. Serves
                                              until a successor trustee is
                                              elected or earlier
                                              retirement or removal.
---------------------------------------------------------------------------
Benjamin M. Friedman         Trustee          Trustee since 2008. Serves
(67)                                          until a successor trustee is
                                              elected or earlier
                                              retirement or removal.
---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                           HELD BY THIS TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)           Managing Partner, Federal City Capital Advisors (corporate     Director of Enterprise
                             advisory services company) (1997 - 2004 and 2008 - present);   Community Investment, Inc.
                             Interim Chief Executive Officer, Oxford Analytica, Inc.        (privately held affordable
                             (privately held research and consulting company) (2010);       housing finance company) (1985
                             Executive Vice President and Chief Financial Officer,          - 2010); Director of Oxford
                             I-trax, Inc. (publicly traded health care services company)    Analytica, Inc. (2008 -
                             (2004 - 2007); and Executive Vice President and Chief          present); Director of The
                             Financial Officer, Pedestal Inc. (internet-based mortgage      Swiss Helvetia Fund, Inc.
                             trading company) (2000 - 2002)                                 (closed-end fund) (2010 -
                                                                                            present); and Director of New
                                                                                            York Mortgage Trust (publicly
                                                                                            traded mortgage REIT) (2004 -
                                                                                            2009, 2012 - present)
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)            Chairman, Bush International, LLC (international financial     Director of Marriott
                             advisory firm) (1991 - present); Senior Managing Director,     International, Inc. (2008 -
                             Brock Capital Group, LLC (strategic business advisors) (2010   present); Director of Discover
                             - present); Managing Director, Federal Housing Finance Board   Financial Services (credit
                             (oversight of Federal Home Loan Bank system) (1989 - 1991);    card issuer and electronic
                             Vice President and Head of International Finance, Federal      payment services) (2007 -
                             National Mortgage Association (1988 - 1989); U.S. Alternate    present); Former Director of
                             Executive Director, International Monetary Fund (1984 -        Briggs & Stratton Co. (engine
                             1988); Executive Assistant to Deputy Secretary of the U.S.     manufacturer) (2004 - 2009);
                             Treasury, U.S. Treasury Department (1982 - 1984); and Vice     Former Director of UAL
                             President and Team Leader in Corporate Banking, Bankers        Corporation (airline holding
                             Trust Co. (1976 - 1982)                                        company) (2006 - 2010);
                                                                                            Director of ManTech
                                                                                            International Corporation
                                                                                            (national security, defense,
                                                                                            and intelligence technology
                                                                                            firm) (2006 - present);
                                                                                            Member, Board of Governors,
                                                                                            Investment Company Institute
                                                                                            (2007 - present); Member,
                                                                                            Board of Governors,
                                                                                            Independent Directors Council
                                                                                            (2007 - present); Former
                                                                                            Director of Brady Corporation
                                                                                            (2000 - 2007); Former Director
                                                                                            of Mortgage Guaranty Insurance
                                                                                            Corporation (1991 - 2006);
                                                                                            Former Director of Millennium
                                                                                            Chemicals, Inc. (commodity
                                                                                            chemicals) (2002 - 2005);
                                                                                            Former Director, R.J. Reynolds
                                                                                            Tobacco Holdings, Inc.
                                                                                            (tobacco) (1999 - 2005); and
                                                                                            Former Director of Texaco,
                                                                                            Inc. (1997 - 2001)
---------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman         William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional
(67)                         University (1972 - present)                                    Funds Investment Trust and
                                                                                            Mellon Institutional Funds
                                                                                            Master Portfolio (oversaw 17
                                                                                            portfolios in fund complex)
                                                                                            (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
---------------------------------------------------------------------------
Margaret B.W. Graham         Trustee          Trustee since 2000. Serves
(64)                                          until a successor trustee is
                                              elected or earlier
                                              retirement or removal.
---------------------------------------------------------------------------
Thomas J. Perna (61)         Trustee          Trustee since 2006. Serves
                                              until a successor trustee is
                                              elected or earlier
                                              retirement or removal.
---------------------------------------------------------------------------
Marguerite A. Piret (63)     Trustee          Trustee since 1995. Serves
                                              until a successor trustee is
                                              elected or earlier
                                              retirement or removal.
---------------------------------------------------------------------------
Stephen K. West (83)         Trustee          Trustee since 2008. Serves
                                              until a successor trustee is
                                              elected or earlier
                                              retirement or removal.
---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                           HELD BY THIS TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham         Founding Director, Vice President and Corporate Secretary,     None
(64)                         The Winthrop Group, Inc. (consulting firm) (1982 - present);
                             Desautels Faculty of Management, McGill University (1999 -
                             present); and Manager of Research Operations and
                             Organizational Learning, Xerox PARC, Xerox's Advance
                             Research Center (1990 - 1994)
---------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)         Chairman and Chief Executive Officer, Quadriserv, Inc.         Director, Broadridge Financial
                             (technology products for securities lending industry) (2008    Solutions, Inc. (investor
                             - present); private investor (2004 - 2008); and Senior         communications and securities
                             Executive Vice President, The Bank of New York (financial      processing provider for
                             and securities services) (1986 - 2004)                         financial services industry)
                                                                                            (2009 - present); and
                                                                                            Director, Quadriserv, Inc.
                                                                                            (2005 - present)
---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)     President and Chief Executive Officer, Newbury, Piret &        Director of New America High
                             Company, Inc. (investment banking firm) (1981 - present)       Income Fund, Inc. (closed-end
                                                                                            investment company) (2004 -
                                                                                            present); and member, Board of
                                                                                            Governors, Investment Company
                                                                                            Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)         Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -     Director, The Swiss Helvetia
                             present); and Partner, Sullivan & Cromwell LLP (prior to       Fund, Inc. (closed-end
                             1998)                                                          investment company); and
                                                                                            Director, AMVESCAP, PLC
                                                                                            (investment manager) (1997 -
                                                                                            2005)
---------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
------------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary        Since 2010. Serves at the
                                              discretion of the Board.
------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
------------------------------------------------------------------------
Thomas Reyes (49)            Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
------------------------------------------------------------------------
Gary Sullivan (53)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
------------------------------------------------------------------------
David F. Johnson (32)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
------------------------------------------------------------------------
Jean M. Bradley (59)         Chief            Since 2010. Serves at the
                             Compliance       discretion of the Board.
                             Officer
------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                           HELD BY THIS OFFICER
-----------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer        None
                             since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                             Funds from September 2003 to May 2010; and Vice President
                             and Senior Counsel of Pioneer from July 2002 to December
                             2007
-----------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and    None
                             Assistant Secretary of all the Pioneer Funds since June
                             2010; Manager - Fund Governance of Pioneer from December
                             2003 to November 2006; and Senior Paralegal of Pioneer from
                             January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary     None
                             of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                             2007
-----------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and           None
                             Controllership Services of Pioneer; Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration     None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration      None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Fund Administration Manager - Fund Accounting,                 None
                             Administration and Controllership Services since November
                             2008; Assistant Treasurer of all of the Pioneer Funds since
                             January 2009; and Client Service Manager - Institutional
                             Investor Services at State Street Bank from March 2003 to
                             March 2007
-----------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief Compliance Officer of Pioneer and of all the Pioneer     None
                             Funds since March 2010; Director of Adviser and Portfolio
                             Compliance at Pioneer since October 2005; and Senior
                             Compliance Officer for Columbia Management Advisers, Inc.
                             from October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolios are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolios voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.











                                                                   18685-06-0212


                                                           [LOGO] PIONEER
                                                                  Investments(R)






                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2011

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                           2

  Comparing Ongoing Portfolio Expenses                                       3

  Portfolio Management Discussion                                            4

  Schedule of Investments                                                    7

  Financial Statements                                                      10

  Notes to Financial Statements                                             15

  Report of Independent Registered Public
    Accounting Firm                                                         19

  Approval of Investment Advisory Agreement                                 20

  Trustees, Officers and Service Providers                                  23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The data is a represention of a pie chart in the printed material]

U.S. Common Stocks                             96.1%
Depositary Receipts for International Stocks    3.9%

Sector Distribution
(As a percentage of equity holdings)

[The data is a represention of a pie chart in the printed material]

Financials                                      32.6%
Industrials                                     12.1%
Consumer Discretionary                          11.4%
Information Technology                          10.2%
Utilities                                        8.7%
Consumer Staples                                 7.0%
Energy                                           6.8%
Health Care                                      5.5%
Materials                                        4.6%
Telecommunication Services                       1.1%

Five Largest Holdings
(As a percentage of equity holdings)*

-----------------------------------------------------
1.   Ecolab, Inc.                               2.08%
2.   CIT Group, Inc.                            2.06
3.   Fluor Corp.                                1.97
4.   Ameriprise Financial, Inc.                 1.92
5.   Republic Services, Inc.                    1.81

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/11          12/31/10
  Class I                                    $15.85            $16.93
  Class II                                   $15.75            $16.83

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)         Income         Capital Gains     Capital Gains
  Class I                   $0.1379        $     -           $     -
  Class II                  $0.1064        $     -           $     -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a represention of a line chart in the printed material]

                 Pioneer                  Pioneer                Russell
            Mid Cap Value VCT        Mid Cap Value VCT         Midcap Value
            Portfolio, Class I      Portfolio, Class II           Index
12/01           $10,000                   $10,000                 $10,000
                  8,879                     8,862                   9,036
12/03            12,207                    12,149                  12,475
                 14,906                    14,794                  15,432
12/05            16,081                    15,924                  17,384
                 18,106                    17,878                  20,899
12/07            19,117                    18,834                  20,601
                 12,697                    12,476                  12,681
12/09            15,946                    15,628                  17,019
                 18,851                    18,424                  21,231
12/11            17,788                    17,348                  20,938

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

--------------------------------------------------------------------------------
                                                 Class I             Class II
--------------------------------------------------------------------------------
10 Years                                          5.93%               5.66%
5 Years                                          -0.35%              -0.60%
1 Year                                           -5.64%              -5.84%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $  891.87       $  890.82
       Expenses Paid During Period*            $    3.43       $    4.62

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/11       $1,000.00       $1,000.00
       Ending Account Value on 12/31/11        $1,021.58       $1,020.32
       Expenses Paid During Period*            $    3.67       $    4.94

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

Equity markets produced uninspiring returns but plenty of volatility in 2011, falling victim to a series of events and issues that raised investors' fears about the strength and resilience of the general economy. Towards the end of 2011 there were signs of hope, and the markets recovered somewhat, with the Standard & Poor's 500 Index (the S&P 500) closing the year with a return of 2.11% (including dividends). In the following interview, Rod Wright, senior vice president and portfolio manager at Pioneer, and Timothy Horan, vice president and portfolio manager at Pioneer, discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2011. Mr. Wright and Mr. Horan are responsible for day-to-day management of the Fund.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2011?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares returned -5.64% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned -5.84%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned -1.38%, while the average return of the 78 variable portfolios in Lipper's Multi-Cap Value Underlying Portfolios category was -3.52%.

Q: How would you describe the investment environment for equities during the 12 months ended December 31, 2011?

A: Although 2011 started out amid general optimism about the economy and opportunities in the equity market, the confluence of a series of factors created doubts among investors about the strength of the economic recovery. As a consequence, periodic bouts of heightened volatility shook the equity market, undermining stock performance for the full calendar year.

     The first major cause of concern was the March 2011 earthquake and resulting tsunami in northeastern Japan, which triggered a nuclear plant meltdown and which led to a significant disruption in the global industrial supply chain. Closely following were new reports in the United States indicating that the domestic economic growth rate might be slowing. Meanwhile, growing sovereign-debt problems among some European nations raised concerns about the European banking system and the potential contagion effects that could spread throughout the global economy should Europe's problems deepen. During July and August 2011, the highly partisan and protracted debate in the U.S. Congress over raising the national debt ceiling created new doubts about the ability of the federal government to deal with economic issues. The debate was soon followed in August by the announcement from the Standard & Poor's (S&P) rating service that it was lowering the credit rating of U.S. Treasury debt from "AAA" for the first time since S&P and its predecessor firms began rating U.S. government debt.


     Volatility in the equity market was most intense in the late summer of 2011. The market environment improved somewhat toward the end of the year as new data tracking gross domestic product (GDP) growth and unemployment suggested that the U.S. economy was improving, albeit slowly. Furthermore, slow, but steady progress by the Europeans towards addressing concerns about the sovereign-debt situation helped the market to recover.

     Throughout the 12 months ended December 31, 2011, we held to our long-term investment strategy for the Portfolio, which emphasizes what we believe are higher-quality, mid-cap stocks selling at good values relative to general market prices. We focused the Portfolio's investments on companies with

A Word About Risk:

Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     strong balance sheets, experienced, successful managements and pro-active business plans designed to improve earnings.

Q: What strategies or investments most influenced the Portfolio's benchmark-relative performance during the 12 months ended December 31, 2011?

A: The main reason behind the Portfolio's underperformance relative to the Russell Index benchmark during the 12-month period was allocation and security selection in the information technology sector, as the Portfolio's positioning in the technology hardware industry proved to be the greatest detractor from relative returns. Not owning Motorola Mobility Holdings was the greatest single drag on the Portfolio's relative performance in the technology hardware group, as the cell phone manufacturer's shares jumped in price when it agreed to be acquired by Google. Not owning SanDisk, which makes flash data storage devices, also hurt returns, while the Portfolio's investments in Juniper Networks and Xerox both struggled. We sold the Portfolio's position in Xerox, due to concerns regarding the company's ability to integrate a large recent acquisition. In software services, an investment in Compuware struggled during the period. The Portfolio still owned Compuware as of December 31, 2011.

     On the plus side, our focus on what we felt were better-quality stocks did yield some strong performers for the Portfolio over the 12 months ended December 31, 2011. The top individual contributor to returns was the Portfolio's investment in the Moody's ratings service. The company's stock price registered solid gains after starting the year at a steep discount because of worries about the possible effects of new financial regulations. Also helping relative performance were the Portfolio's investments in two companies that were acquired by larger corporations during the period: energy exploration and production company Petrohawk, which was bought by BHP Billiton; and packaging company Temple Inland, which was taken over by International Paper. In health care, several of the Portfolio's HMO investments also fared well, led by Humana, whose share price leapt by more than 60% in 2011. We subsequently reduced the Portfolio's position.

     NII Holdings, another Portfolio investment, was the individual stock holding that detracted the most from relative results over the 12-month period. The U.S.-based company provides telecom services to several Latin American markets. While the company successfully executed its strategy during the period, its profits to the U.S. parent were undermined by the strengthening U.S. dollar. We decided to sell the stock from the Portfolio, partly because we saw more competition ahead for NII in Latin America. The second-largest stock holding detractor from Portfolio returns during the 12-month period was an investment in Popular, the largest bank in Puerto Rico, which struggled as it failed to follow through on its plan to sell some of its real estate loans. We sold the Portfolio's position when it became clear that Popular could not execute its strategy in a timely fashion and at attractive prices. Owens Illinois, which specializes in the manufacture of beer and soft drink containers, was another holding that hurt Portfolio performance. While the company had a strong market position and had become the industry's low-cost producer, it was hampered by persistent logistical problems and a slow European economy. We also sold that Portfolio position.

Q:   What is your investment outlook?

A:   We have become more confident about the general investment outlook.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11                             (continued)
--------------------------------------------------------------------------------

     Although progress has been slow, and the process is far from over, the Europeans have made headway in resolving the debt crises afflicting several nations. We think the chances of a financial liquidity meltdown have been reduced substantially in light of the recent measures that have been taken.

     In the U.S., despite some persistent concerns, improvements in the unemployment rate, consumer confidence and some economic fundamentals, combined with low inflation expectations and continued earnings growth have improved the overall outlook. While economic growth is likely to remain subdued during the next year, we think the chances of another recession have been reduced. Consequently, we are somewhat more optimistic about global and domestic economic prospects, and about opportunities in the equity market.

     Entering 2012, stocks were selling at attractive valuations, especially when compared with the fixed-income market. We think this could be a good environment for the higher-quality, reasonably priced companies that we emphasize in the Portfolio, and we continue to believe that our disciplined investment approach can fare well over the longer term.







     Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

      Shares                                                              Value
                  COMMON STOCKS - 98.2%
                  Energy - 6.7%
                  Integrated Oil & Gas - 2.4%
      53,900      Murphy Oil Corp.                                 $  3,004,386
     137,901      QEP Resources, Inc.                                 4,040,499
                                                                   ------------
                                                                   $  7,044,885
                                                                   ------------
                  Oil & Gas Drilling - 1.7%
      57,800      Ensco Plc                                        $  2,711,976
     138,980      Nabors Industries, Inc.*                            2,409,913
                                                                   ------------
                                                                   $  5,121,889
                                                                   ------------
                  Oil & Gas Exploration & Production - 2.1%
      23,735      Devon Energy Corp.                               $  1,471,570
      52,090      Noble Affiliates, Inc.                              4,916,775
                                                                   ------------
                                                                   $  6,388,345
                                                                   ------------
                  Oil & Gas Refining & Marketing - 0.5%
      69,545      Valero Energy Corp.                              $  1,463,922
                                                                   ------------
                  Total Energy                                     $ 20,019,041
                                                                   ------------
                  Materials - 4.5%
                  Diversified Chemical - 0.8%
      30,030      PPG Industries, Inc.                             $  2,507,205
                                                                   ------------
                  Specialty Chemicals - 3.7%
      34,800      Albemarle Corp.                                  $  1,792,548
      68,000      Celanese Corp.                                      3,010,360
     106,000      Ecolab, Inc.                                        6,127,860
                                                                   ------------
                                                                   $ 10,930,768
                                                                   ------------
                  Total Materials                                  $ 13,437,973
                                                                   ------------
                  Capital Goods - 7.4%
                  Aerospace & Defense - 1.7%
     243,200      Spirit Aerosystems Holdings, Inc.*               $  5,053,696
                                                                   ------------
                  Construction & Engineering - 2.0%
     115,500      Fluor Corp.                                      $  5,803,875
                                                                   ------------
                  Industrial Machinery - 3.7%
      81,600      Idex Corp.*                                      $  3,028,176
      57,815      SPX Corp.                                           3,484,510
      69,049      Stanley Black & Decker, Inc.                        4,667,712
                                                                   ------------
                                                                   $ 11,180,398
                                                                   ------------
                  Total Capital Goods                              $ 22,037,969
                                                                   ------------
                  Commercial Services & Supplies - 2.9%
                  Environmental & Facilities Services - 1.8%
     192,800      Republic Services, Inc.                          $  5,311,640
                                                                   ------------
                  Human Resource & Employment Services - 1.1%
      58,516      Towers Watson & Co.                              $  3,506,864
                                                                   ------------
                  Total Commercial Services & Supplies             $  8,818,504
                                                                   ------------
                  Transportation - 1.6%
                  Airlines - 1.6%
     560,000      Southwest Airlines Co.                           $  4,793,600
                                                                   ------------
                  Total Transportation                             $  4,793,600
                                                                   ------------

      Shares                                                              Value
                  Automobiles & Components - 2.2%
                  Auto Parts & Equipment - 1.1%
      83,400      Lear Corp.                                       $  3,319,320
                                                                   ------------
                  Motorcycle Manufacturers - 1.1%
      82,100      Harley-Davidson, Inc.                            $  3,191,227
                                                                   ------------
                  Total Automobiles &
                  Components                                       $  6,510,547
                                                                   ------------
                  Consumer Durables & Apparel - 2.2%
                  Apparel, Accessories & Luxury Goods - 1.2%
     163,400      Hanesbrands, Inc.*                               $  3,571,924
                                                                   ------------
                  Homebuilding - 1.0%
     151,975      Toll Brothers, Inc.*                             $  3,103,330
                                                                   ------------
                  Total Consumer Durables &
                  Apparel                                          $  6,675,254
                                                                   ------------
                  Consumer Services - 2.4%
                  Hotels, Resorts & Cruise Lines - 1.7%
     138,950      Wyndham Worldwide Corp.                          $  5,256,479
                                                                   ------------
                  Specialized Consumer Services - 0.7%
      70,100      Sotheby's Holding, Inc.                          $  1,999,953
                                                                   ------------
                  Total Consumer Services                          $  7,256,432
                                                                   ------------
                  Retailing - 4.4%
                  Apparel Retail - 1.6%
     156,000      Guess?, Inc.                                     $  4,651,920
                                                                   ------------
                  Department Stores - 1.5%
      92,500      Kohl's Corp.                                     $  4,564,875
                                                                   ------------
                  Specialty Stores - 1.3%
     276,300      Staples, Inc.                                    $  3,837,807
                                                                   ------------
                  Total Retailing                                  $ 13,054,602
                                                                   ------------
                  Food & Drug Retailing - 1.0%
                  Drug Retail - 1.0%
      72,000      CVS/Caremark Corp.                               $  2,936,160
                                                                   ------------
                  Total Food & Drug Retailing                      $  2,936,160
                                                                   ------------
                  Food, Beverage & Tobacco - 4.5%
                  Distillers & Vintners - 1.1%
     156,235      Constellation Brands, Inc.*                      $  3,229,377
                                                                   ------------
                  Packaged Foods & Meats - 3.4%
     113,000      Campbell Soup Co.                                $  3,756,120
     177,010      Sara Lee Corp.                                      3,349,029
      39,715      The J.M. Smucker Co.                                3,104,522
                                                                   ------------
                                                                   $ 10,209,671
                                                                   ------------
                  Total Food, Beverage & Tobacco                   $ 13,439,048
                                                                   ------------
                  Household & Personal Products - 1.4%
                  Household Products - 1.4%
      92,600      Church & Dwight Co., Inc.                        $  4,237,376
                                                                   ------------
                  Total Household & Personal
                  Products                                         $  4,237,376
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                              Value
                  Health Care Equipment & Services - 3.8%
                  Managed Health Care - 3.8%
      54,073      Aetna, Inc.                                      $  2,281,340
     105,500      Cigna Corp.                                         4,431,000
      52,615      Humana, Inc.                                        4,609,600
                                                                   ------------
                                                                   $ 11,321,940
                                                                   ------------
                  Total Health Care Equipment &
                  Services                                         $ 11,321,940
                                                                   ------------
                  Pharmaceuticals & Biotechnology - 1.6%
                  Pharmaceuticals - 1.6%
     118,300      Teva Pharmaceutical Industries, Ltd.             $  4,774,588
                                                                   ------------
                  Total Pharmaceuticals &
                  Biotechnology                                    $  4,774,588
                                                                   ------------
                  Banks - 9.6%
                  Diversified Banks - 1.4%
     162,190      Comerica, Inc.                                   $  4,184,502
                                                                   ------------
                  Regional Banks - 8.2%
     173,800      CIT Group, Inc.*                                 $  6,060,406
      95,600      City National Corp.                                 4,223,608
     627,824      KeyCorp                                             4,827,967
      73,750      PNC Bank Corp.                                      4,253,163
     295,500      SunTrust Banks, Inc.                                5,230,350
                                                                   ------------
                                                                   $ 24,595,494
                                                                   ------------
                  Total Banks                                      $ 28,779,996
                                                                   ------------
                  Diversified Financials - 6.4%
                  Asset Management & Custody Banks - 1.9%
     113,500      Ameriprise Financial, Inc.                       $  5,634,140
                                                                   ------------
                  Consumer Finance - 2.9%
     116,300      Capital One Financial Corp.                      $  4,918,327
     157,200      Discover Financial Services LLC                     3,772,800
                                                                   ------------
                                                                   $  8,691,127
                                                                   ------------
                  Specialized Finance - 1.6%
     144,724      Moody's Corp.                                    $  4,874,304
                                                                   ------------
                  Total Diversified Financials                     $ 19,199,571
                                                                   ------------
                  Insurance - 8.2%
                  Insurance Brokers - 1.2%
      80,200      Aon Corp.*                                       $  3,753,360
                                                                   ------------
                  Life & Health Insurance - 3.0%
      98,500      Aflac, Inc.                                      $  4,261,110
     222,994      Unum Group                                          4,698,484
                                                                   ------------
                                                                   $  8,959,594
                                                                   ------------
                  Multi-Line Insurance - 1.0%
     184,481      Hartford Financial Services Group, Inc.          $  2,997,816
                                                                   ------------
                  Property & Casualty Insurance - 3.0%
     162,200      Allstate Corp.                                   $  4,445,902
     138,915      Axis Capital Holdings, Ltd.                         4,439,723
                                                                   ------------
                                                                   $  8,885,625
                                                                   ------------
                  Total Insurance                                  $ 24,596,395
                                                                   ------------

      Shares                                                              Value
                  Real Estate - 7.7%
                  Industrial Real Estate Investment Trust - 1.0%
     219,973      First Potomac Realty Trust                       $  2,870,648
                                                                   ------------
                  Mortgage Real Estate Investment Trust - 1.2%
     231,560      Annaly Capital Management, Inc.                  $  3,695,698
                                                                   ------------
                  Office Real Estate Investment Trust - 1.9%
     172,100      BioMed Property Trust, Inc.                      $  3,111,568
      25,441      Boston Properties, Inc.                             2,533,924
                                                                   ------------
                                                                   $  5,645,492
                                                                   ------------
                  Residential Real Estate Investment Trust - 1.0%
      50,500      Equity Residential Property Trust                $  2,880,015
                                                                   ------------
                  Retail Real Estate Investment Trust - 1.3%
     247,800      Kimco Realty Corp.                               $  4,024,272
                                                                   ------------
                  Specialized Real Estate Investment Trust - 1.3%
     266,305      Host Hotels & Resorts, Inc.                      $  3,933,325
                                                                   ------------
                  Total Real Estate                                $ 23,049,450
                                                                   ------------
                  Software & Services - 3.5%
                  Application Software - 1.7%
     625,366      Compuware Corp.*                                 $  5,203,045
                                                                   ------------
                  Internet Software & Services - 0.5%
      97,700      Yahoo!, Inc.*                                    $  1,575,901
                                                                   ------------
                  Systems Software - 1.3%
     152,400      Rovi Corp.*                                      $  3,745,992
                                                                   ------------
                  Total Software & Services                        $ 10,524,938
                                                                   ------------
                  Technology Hardware & Equipment - 3.9%
                  Communications Equipment - 1.4%
     207,100      Juniper Networks, Inc.*                          $  4,226,911
                                                                   ------------
                  Computer Storage & Peripherals - 1.2%
      97,400      NETAPP, Inc.*                                    $  3,532,698
                                                                   ------------
                  Technology Distributors - 1.3%
     101,861      Arrow Electronics, Inc.*                         $  3,810,620
                                                                   ------------
                  Total Technology Hardware &
                  Equipment                                        $ 11,570,229
                                                                   ------------
                  Semiconductors - 2.6%
                  Semiconductor Equipment - 1.3%
      96,300      ASM Lithography Holdings NV                      $  4,024,377
                                                                   ------------
                  Semiconductors - 1.3%
     108,145      Analog Devices, Inc.                             $  3,869,428
                                                                   ------------
                  Total Semiconductors                             $  7,893,805
                                                                   ------------
                  Telecommunication Services - 1.1%
                  Integrated Telecommunication Services - 1.1%
      89,620      CenturyLink, Inc.                                $  3,333,864
                                                                   ------------
                  Total Telecommunication
                  Services                                         $  3,333,864
                                                                   ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                              Value
                  Utilities - 8.6%
                  Electric Utilities - 4.0%
      93,500      Exelon Corp.                                     $  4,055,095
      84,300      Northeast Utilities Corp.                           3,040,701
     164,060      PPL Corp.                                           4,826,645
                                                                   ------------
                                                                   $ 11,922,441
                                                                   ------------
                  Multi-Utilities - 4.6%
     141,330      Ameren Corp.                                     $  4,682,263
     219,975      CMS Energy Corp.                                    4,857,048
      67,535      Consolidated Edison, Inc.                           4,189,195
                                                                   ------------
                                                                   $ 13,728,506
                                                                   ------------
                  Total Utilities                                  $ 25,650,947
                                                                   ------------
                  TOTAL COMMON STOCKS
                  (Cost $286,972,766)                              $293,912,229
                                                                   ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 98.2%
                  (Cost $286,972,766) (a)                          $293,912,229
                                                                   ------------
                  OTHER ASSETS AND
                  LIABILITIES - 1.8%                               $  5,245,132
                                                                   ------------
                  TOTAL NET ASSETS - 100.0%                        $299,157,361
                                                                   ============

*      Non-income producing security.
(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $288,153,682 was as follows:

          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost        $21,983,189
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value        (16,224,642)
                                                                    -----------
          Net unrealized gain                                       $ 5,758,547
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $286,338,535 and $258,039,298, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                             Level 1        Level 2     Level 3       Total
Common Stocks            $293,912,229        $  --       $ --     $293,912,229
                         ------------        -----       ----     ------------
  Total                  $293,912,229        $  --       $ --     $293,912,229
                         ============        =====       ====     ============


The accompanying notes are an integral part of these financial statements.     9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                                        12/31/11      12/31/10       12/31/09       12/31/08       12/31/07
Class I
Net asset value, beginning of period                    $ 16.93       $  14.48       $  11.72       $  19.22       $  20.32
                                                        -------       --------       --------       --------       --------
Increase (decrease) from investment operations:
 Net investment income                                  $  0.23       $   0.18       $   0.20       $   0.23       $   0.21
 Net realized and unrealized gain (loss) on
  investments                                             (1.17)          2.43           2.76          (6.24)          1.11
                                                        -------       --------       --------       --------       --------
  Net increase (decrease) from investment
    operations                                          $ (0.94)      $   2.61       $   2.96       $  (6.01)      $   1.32
Distributions to shareowners:
 Net investment income                                    (0.14)         (0.16)         (0.20)         (0.19)         (0.17)
 Net realized gain                                            -              -              -          (1.30)         (2.25)
                                                        -------       --------       --------       --------       --------
Net increase (decrease) in net asset value              $ (1.08)      $   2.45       $   2.76       $  (7.50)      $  (1.10)
                                                        -------       --------       --------       --------       --------
Net asset value, end of period                          $ 15.85       $  16.93       $  14.48       $  11.72       $  19.22
                                                        =======       ========       ========       ========       ========
Total return*                                             (5.64)%        18.22%         25.58%        (33.58)%         5.58%
Ratio of net expenses to average net assets+               0.72%          0.74%          0.75%          0.77%          0.71%
Ratio of net investment income to average
 net assets+                                               1.23%          1.02%          1.39%          1.23%          0.80%
Portfolio turnover rate                                      88%            99%            88%            60%            57%
Net assets, end of period (in thousands)                $92,100       $116,729       $113,962       $103,527       $192,387
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                              0.72%          0.74%          0.75%          0.77%          0.71%
 Net investment income                                     1.23%          1.02%          1.39%          1.23%          0.80%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                         12/31/11       12/31/10       12/31/09       12/31/08       12/31/07
Class II
Net asset value, beginning of period                     $ 16.83        $  14.41       $  11.66       $ 19.13       $  20.24
                                                         -------        --------       --------       -------       --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.14        $   0.09       $   0.10       $  0.16       $   0.10
 Net realized and unrealized gain (loss) on
  investments                                              (1.11)           2.46           2.81         (6.18)          1.17
                                                         -------        --------       --------       -------       --------
  Net increase (decrease) from investment
    operations                                           $ (0.97)       $   2.55       $   2.91       $ (6.03)      $   1.27
Distributions to shareowners:
 Net investment income                                     (0.11)          (0.13)         (0.16)        (0.14)         (0.13)
 Net realized gain                                             -               -              -         (1.30)         (2.25)
                                                         -------        --------       --------       -------       --------
Net increase (decrease) in net asset value               $ (1.08)       $   2.42       $   2.75       $ (7.47)      $  (1.11)
                                                         -------        --------       --------       -------       --------
Net asset value, end of period                           $ 15.75        $  16.83       $  14.41       $ 11.66       $  19.13
                                                         =======        ========       ========       ========      ========
Total return*                                              (5.84)%         17.89%         25.26%       (33.76)%         5.35%
Ratio of net expenses to average net assets+                0.97%           0.99%          1.00%         1.02%          0.96%
Ratio of net investment income to average
 net assets+                                                1.03%           0.79%          1.14%         1.00%          0.63%
Portfolio turnover rate                                       88%             99%            88%           60%            57%
Net assets, end of period (in thousands)                 $207,057       $179,212       $125,589       $78,419       $124,722
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                              0.97%           0.99%          1.00%         1.02%          0.96%
  Net investment income                                     1.03%           0.79%          1.14%         1.00%          0.63%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $286,972,766)                     $293,912,229
 Cash                                                                4,924,090
 Receivables --
  Portfolio shares sold                                                527,235
  Dividends                                                            675,059
 Other                                                                   3,627
                                                                  ------------
  Total assets                                                    $300,042,240
                                                                  ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                 $    193,035
  Portfolio shares repurchased                                         614,680
 Due to affiliates                                                      17,933
 Accrued expenses                                                       59,231
                                                                  ------------
  Total liabilities                                               $    884,879
                                                                  ------------
NET ASSETS:
 Paid-in capital                                                  $303,379,577
 Undistributed net investment income                                 3,308,752
 Accumulated net realized loss on investments                      (14,470,431)
 Net unrealized gain on investments                                  6,939,463
                                                                  ------------
  Total net assets                                                $299,157,361
                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $92,099,941/5,809,710 shares)                  $      15.85
                                                                  ============
 Class II (based on $207,057,420/13,147,276 shares)               $      15.75
                                                                  ============


12    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/11

INVESTMENT INCOME:
 Dividends                                                 $ 5,905,083
 Income from securities loaned, net                             20,989
 Interest                                                        3,380
                                                           -----------
  Total investment income                                                   $  5,929,452
                                                                            ------------
EXPENSES:
 Management fees                                           $ 1,948,902
 Transfer agent fees and expenses
  Class I                                                        1,500
  Class II                                                       1,500
 Distribution fees
  Class II                                                     481,578
 Administrative reimbursements                                  87,566
 Custodian fees                                                 30,502
 Professional fees                                              56,180
 Printing expense                                               15,889
 Fees and expenses of nonaffiliated trustees                    11,017
 Miscellaneous                                                   5,002
                                                           -----------
  Net expenses                                                              $  2,639,636
                                                                            ------------
   Net investment income                                                    $  3,289,816
                                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
  Investments                                              $16,538,843
  Class Action                                                 100,111      $ 16,638,954
                                                           -----------      ------------
 Change in net unrealized loss on investments                               $(37,246,774)
                                                                            ------------
 Net loss on investments                                                    $(20,607,820)
                                                                            ------------
 Net decrease in net assets resulting from operations                       $(17,318,004)
                                                                            ============


The accompanying notes are an integral part of these financial statements.    13

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year Ended        Year Ended
                                                                                12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                         $  3,289,816      $  2,292,785
Net realized gain on investments                                                16,638,954        22,979,900
Change in net unrealized gain (loss) on investments                            (37,246,774)       19,301,729
                                                                              ------------      ------------
  Net increase (decrease) in net assets resulting from operations             $(17,318,004)     $ 44,574,414
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.14 and $0.16 per share, respectively)                           $   (890,937)     $ (1,177,856)
  Class II ($0.11 and $0.13 per share, respectively)                            (1,218,790)       (1,256,888)
                                                                              ------------      ------------
    Total distributions to shareowners                                        $ (2,109,727)     $ (2,434,744)
                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 67,563,713      $ 47,376,267
Reinvestment of distributions                                                    2,109,727         2,434,744
Cost of shares repurchased                                                     (47,029,826)      (35,559,903)
                                                                              ------------      ------------
  Net increase in net assets resulting from Portfolio share transactions      $ 22,643,614      $ 14,251,108
                                                                              ------------      ------------
  Net increase in net assets                                                  $  3,215,883      $ 56,390,778
NET ASSETS:
Beginning of year                                                              295,941,478       239,550,700
                                                                              ------------      ------------
End of year                                                                   $299,157,361      $295,941,478
                                                                              ============      ============
Undistributed net investment income                                           $  3,308,752      $  2,248,932
                                                                              ============      ============

                                     '11 Shares         '11 Amount       '10 Shares        '10 Amount
CLASS I
Shares sold                             410,210      $  7,041,070           323,929      $  4,954,312
Reinvestment of distributions            51,321           890,937            82,424         1,177,856
Less shares repurchased              (1,547,418)      (26,052,606)       (1,382,290)      (21,061,007)
                                     ----------      ------------        ----------      ------------
  Net decrease                       (1,085,887)     $(18,120,599)         (975,937)     $(14,928,839)
                                     ==========      ============        ==========      ============
CLASS II
Shares sold                           3,684,908      $ 60,522,643         2,796,801      $ 42,421,955
Reinvestment of distributions            70,573         1,218,790            88,389         1,256,888
Less shares repurchased              (1,256,369)      (20,977,220)         (955,062)      (14,498,896)
                                     ----------      ------------        ----------      ------------
  Net increase                        2,499,112      $ 40,764,213         1,930,128      $ 29,179,947
                                     ==========      ============        ==========      ============


14    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate structurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                               (continued)
--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the year ended December 31, 2011, the Portfolio had no outstanding portfolio or settlement hedges.

D. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Portfolio reclassified $120,269 to decrease undistributed net investment income and $120,269 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The Portfolio had a net capital loss carryforward of $12,772,545 which will expire in 2017 if not utilized.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

-------------------------------------------------------------------------------
                                                 2011              2010
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $ 2,109,727         $2,434,744
                                            -----------         ----------
  Total distributions                       $ 2,109,727         $2,434,744
                                            ===========         ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income               $ 3,289,442
Current year post October
loss deferred                                  (497,660)
Capital loss carryforward                    12,772,545)
Unrealized appreciation                       5,758,547
                                            -----------
  Total                                     $(4,222,216)
                                            ===========
-------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of Real Estate Investment Trust (REIT) holdings.

E. Portfolio Shares and Class Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2011 the Portfolio recognized gains of $100,111 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Risk

   Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G. Securities Lending

   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,170 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,924 in transfer agent fees payable to PIMSS at December 31, 2011.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                               (continued)
--------------------------------------------------------------------------------

4. Distribution Plan

The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,839 in distribution fees payable to PFD at December 31, 2011.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                    /s/ Ernest & Young LLP

Boston, Massachusetts
February 14, 2012

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the fifth quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's performance record and PIM's plan for improving the Portfolio's performance. The Trustees agreed that they would closely monitor the implementation of PIM's plan for improving the Portfolio's performance.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                                 Trustees and Officers
Pioneer Investment Management, Inc.                                The Board of Trustees provides broad supervision over the
                                                                   Portfolio's affairs. The officers of the Trust are
Custodian                                                          responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                                      officers are listed below, together with their principal
                                                                   occupations during at least the past five years. Trustees
Independent Registered Public Accounting Firm                      who are interested persons of the Trust within the meaning
Ernst & Young LLP                                                  of the 1940 Act are referred to as Interested Trustees.
                                                                   Trustees who are not interested persons of the Trust are
Principal Underwriter                                              referred to as Independent Trustees. Each of the Trustees,
Pioneer Funds Distributor, Inc.                                    except Mr. West, serves as a trustee of each of the 55 U.S.
                                                                   registered investment portfolios for which Pioneer serves as
Legal Counsel                                                      investment adviser (the "Pioneer Funds"). Mr. West serves as
Bingham McCutchen LLP                                              a trustee of 44 U.S. registered investment portfolios for
                                                                   which Pioneer serves as investment adviser. The address for
Shareowner Services and Transfer Agent                             all Trustees and all officers of the Trust is 60 State
Pioneer Investment Management Shareholder Services, Inc.           Street, Boston, Massachusetts 02109.

                                                                   The Statement of Additional Information of the Trust
                                                                   includes additional information about the Trustees and is
                                                                   available, without charge, upon request, by calling
                                                                   1-800-688-9915.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE               PRINCIPAL OCCUPATION              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves       Non-Executive Chairman            None
                           Board, Trustee    until a successor trustee is     and a director of Pioneer
                           and President     elected or earlier               Investment Management USA
                                             retirement or removal.           Inc. ("PIM-USA");
                                                                              Chairman and a director
                                                                              of Pioneer; Chairman and
                                                                              Director of Pioneer
                                                                              Institutional Asset
                                                                              Management, Inc. (since
                                                                              2006); Director of
                                                                              Pioneer Alternative
                                                                              Investment Management
                                                                              Limited (Dublin) (until
                                                                              October 2011); President
                                                                              and a director of Pioneer
                                                                              Alternative Investment
                                                                              Management (Bermuda)
                                                                              Limited and affiliated
                                                                              funds; Deputy Chairman
                                                                              and a director of Pioneer
                                                                              Global Asset Management
                                                                              S.p.A. ("PGAM") (until
                                                                              April 2010); Director of
                                                                              PIOGLOBAL Real Estate
                                                                              Investment Fund (Russia)
                                                                              (until June 2006);
                                                                              Director of Nano-C, Inc.
                                                                              (since 2003); Director of
                                                                              Cole Management Inc.
                                                                              (2004 - 2011); Director
                                                                              of Fiduciary Counseling,
                                                                              Inc. (until December
                                                                              2001); President and
                                                                              Director of Pioneer Funds
                                                                              Distributor, Inc. ("PFD")
                                                                              (until May 2006);
                                                                              President of all of the
                                                                              Pioneer Funds; and Of
                                                                              Counsel, Wilmer Cutler
                                                                              Pickering Hale and Dorr
                                                                              LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves       Director, CEO and                 None
(53)*                      Executive Vice    until a successor trustee is     President of PIM-USA
                           President         elected or earlier               (since February 2007);
                                             retirement or removal.           Director and President of
                                                                              Pioneer and Pioneer
                                                                              Institutional Asset
                                                                              Management, Inc. (since
                                                                              February 2007); Executive
                                                                              Vice President of all of
                                                                              the Pioneer Funds (since
                                                                              March 2007); Director of
                                                                              PGAM (2007 - 2010); Head
                                                                              of New Europe Division,
                                                                              PGAM (2000 - 2005); and
                                                                              Head of New Markets
                                                                              Division, PGAM (2005 -
                                                                              2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
David R. Bock (68)     Trustee          Trustee since 2005. Serves      Managing Partner, Federal     Director of Enterprise
                                        until a successor trustee is    City Capital Advisors         Community Investment,
                                        elected or earlier              (corporate advisory           Inc. (privately held
                                        retirement or removal.          services company) (1997 -     affordable housing
                                                                        2004 and 2008 - present);     finance company) (1985 -
                                                                        Interim Chief Executive       2010); Director of Oxford
                                                                        Officer, Oxford               Analytica, Inc. (2008 -
                                                                        Analytica, Inc.               present); Director of The
                                                                        (privately held research      Swiss Helvetia Fund, Inc.
                                                                        and consulting company)       (closed-end fund) (2010 -
                                                                        (2010); Executive Vice        present); and Director of
                                                                        President and Chief           New York Mortgage Trust
                                                                        Financial Officer,            (publicly traded mortgage
                                                                        I-trax, Inc. (publicly        REIT) (2004 - 2009, 2012
                                                                        traded health care            - present)
                                                                        services company) (2004 -
                                                                        2007); and Executive Vice
                                                                        President and Chief
                                                                        Financial Officer,
                                                                        Pedestal Inc.
                                                                        (internet-based mortgage
                                                                        trading company) (2000 -
                                                                        2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves      Chairman, Bush                Director of Marriott
                                        until a successor trustee is    International, LLC            International, Inc. (2008
                                        elected or earlier              (international financial      - present); Director of
                                        retirement or removal.          advisory firm) (1991 -        Discover Financial
                                                                        present); Senior Managing     Services (credit card
                                                                        Director, Brock Capital       issuer and electronic
                                                                        Group, LLC (strategic         payment services) (2007 -
                                                                        business advisors) (2010      present); Former Director
                                                                        - present); Managing          of Briggs & Stratton Co.
                                                                        Director, Federal Housing     (engine manufacturer)
                                                                        Finance Board (oversight      (2004 - 2009); Former
                                                                        of Federal Home Loan Bank     Director of UAL
                                                                        system) (1989 - 1991);        Corporation (airline
                                                                        Vice President and Head       holding company) (2006 -
                                                                        of International Finance,     2010); Director of
                                                                        Federal National Mortgage     ManTech International
                                                                        Association (1988 -           Corporation (national
                                                                        1989); U.S. Alternate         security, defense, and
                                                                        Executive Director,           intelligence technology
                                                                        International Monetary        firm) (2006 - present);
                                                                        Fund (1984 - 1988);           Member, Board of
                                                                        Executive Assistant to        Governors, Investment
                                                                        Deputy Secretary of the       Company Institute (2007 -
                                                                        U.S. Treasury, U.S.           present); Member, Board
                                                                        Treasury Department (1982     of Governors, Independent
                                                                        - 1984); and Vice             Directors Council (2007 -
                                                                        President and Team Leader     present); Former Director
                                                                        in Corporate Banking,         of Brady Corporation
                                                                        Bankers Trust Co. (1976 -     (2000 - 2007); Former
                                                                        1982)                         Director of Mortgage
                                                                                                      Guaranty Insurance
                                                                                                      Corporation (1991 -
                                                                                                      2006); Former Director of
                                                                                                      Millennium Chemicals,
                                                                                                      Inc. (commodity
                                                                                                      chemicals) (2002 - 2005);
                                                                                                      Former Director, R.J.
                                                                                                      Reynolds Tobacco
                                                                                                      Holdings, Inc. (tobacco)
                                                                                                      (1999 - 2005); and Former
                                                                                                      Director of Texaco, Inc.
                                                                                                      (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves      William Joseph Maier          Trustee, Mellon
(67)                                    until a successor trustee is    Professor of Political        Institutional Funds
                                        elected or earlier              Economy, Harvard              Investment Trust and
                                        retirement or removal.          University (1972 -            Mellon Institutional
                                                                        present)                      Funds Master Portfolio
                                                                                                      (oversaw 17 portfolios in
                                                                                                      fund complex) (1989 -
                                                                                                      2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
                          POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Margaret B.W. Graham      Trustee          Trustee since 2000. Serves      Founding Director, Vice        None
(64)                                       until a successor trustee is    President and Corporate
                                           elected or earlier              Secretary, The Winthrop
                                           retirement or removal.          Group, Inc. (consulting
                                                                           firm) (1982 - present);
                                                                           Desautels Faculty of
                                                                           Management, McGill
                                                                           University (1999 -
                                                                           present); and Manager of
                                                                           Research Operations and
                                                                           Organizational Learning,
                                                                           Xerox PARC, Xerox's
                                                                           Advance Research Center
                                                                           (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)      Trustee          Trustee since 2006. Serves      Chairman and Chief            Director, Broadridge
                                           until a successor trustee is    Executive Officer,            Financial Solutions, Inc.
                                           elected or earlier              Quadriserv, Inc.              (investor communications
                                           retirement or removal.          (technology products for      and securities processing
                                                                           securities lending            provider for financial
                                                                           industry) (2008 -             services industry) (2009
                                                                           present); private             - present); and Director,
                                                                           investor (2004 - 2008);       Quadriserv, Inc. (2005 -
                                                                           and Senior Executive Vice     present)
                                                                           President, The Bank of
                                                                           New York (financial and
                                                                           securities services)
                                                                           (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)  Trustee          Trustee since 1995. Serves      President and Chief           Director of New America
                                           until a successor trustee is    Executive Officer,            High Income Fund, Inc.
                                           elected or earlier              Newbury, Piret & Company,     (closed-end investment
                                           retirement or removal.          Inc. (investment banking      company) (2004 -
                                                                           firm) (1981 - present)        present); and member,
                                                                                                         Board of Governors,
                                                                                                         Investment Company
                                                                                                         Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)      Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan      Director, The Swiss
                                           until a successor trustee is    & Cromwell LLP (law firm)     Helvetia Fund, Inc.
                                           elected or earlier              (1998 - present); and         (closed-end investment
                                           retirement or removal.          Partner, Sullivan &           company); and Director,
                                                                           Cromwell LLP (prior to        AMVESCAP, PLC (investment
                                                                           1998)                         manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION HELD   LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST  AND TERM OF OFFICE             PRINCIPAL OCCUPATION          HELD BY THIS TRUSTEE
Christopher J. Kelley (47)  Secretary       Since 2010. Serves at the      Vice President and            None
                                            discretion of the Board.       Associate General Counsel
                                                                           of Pioneer since January
                                                                           2008 and Secretary of all
                                                                           of the Pioneer Funds
                                                                           since June 2010;
                                                                           Assistant Secretary of
                                                                           all of the Pioneer Funds
                                                                           from September 2003 to
                                                                           May 2010; and Vice
                                                                           President and Senior
                                                                           Counsel of Pioneer from
                                                                           July 2002 to December
                                                                           2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant       Since 2010. Serves at the      Fund Governance Director      None
                            Secretary       discretion of the Board.       of Pioneer since December
                                                                           2006 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; Manager - Fund
                                                                           Governance of Pioneer
                                                                           from December 2003 to
                                                                           November 2006; and Senior
                                                                           Paralegal of Pioneer from
                                                                           January 2000 to November
                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Assistant       Since 2010. Serves at the      Counsel of Pioneer since      None
                            Secretary       discretion of the Board.       June 2007 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; and Vice President
                                                                           and Counsel at State
                                                                           Street Bank from October
                                                                           2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Treasurer       Since 2008. Serves at the      Vice President - Fund         None
                                            discretion of the Board.       Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since March 2008; Deputy
                                                                           Treasurer of Pioneer from
                                                                           March 2004 to February
                                                                           2008; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds from March
                                                                           2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant       Since 2000. Serves at the      Assistant Vice President      None
                            Treasurer       discretion of the Board.       - Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)          Assistant       Since 2002. Serves at the      Fund Accounting Manager -     None
                            Treasurer       discretion of the Board.       Fund Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Assistant       Since 2009. Serves at the      Fund Administration           None
                            Treasurer       discretion of the Board.       Manager - Fund
                                                                           Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           since November 2008;
                                                                           Assistant Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since January 2009; and
                                                                           Client Service Manager -
                                                                           Institutional Investor
                                                                           Services at State Street
                                                                           Bank from March 2003 to
                                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Chief           Since 2010. Serves at the      Chief Compliance Officer      None
                            Compliance      discretion of the Board.       of Pioneer and of all the
                            Officer                                        Pioneer Funds since March
                                                                           2010; Director of Adviser
                                                                           and Portfolio Compliance
                                                                           at Pioneer since October
                                                                           2005; and Senior
                                                                           Compliance Officer for
                                                                           Columbia Management
                                                                           Advisers, Inc. from
                                                                           October 2003 to October
                                                                           2005
------------------------------------------------------------------------------------------------------------------------------------

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                                                                              27

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28

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                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.





























                                                                   18647-06-0212

                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2011

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      7
  Financial Statements                                                         9
  Notes to Financial Statements                                               14
  Report of Independent Registered Public
    Accounting Firm                                                           18
  Approval of Investment Advisory and
    Sub-Advisory Agreements                                                   19
  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  17.2%
Regional Mall                                                              14.0%
Office                                                                     13.2%
Health Care                                                                11.1%
Shopping Center                                                            10.0%
Diversified                                                                 8.0%
Industrial                                                                  7.7%
Storage                                                                     7.5%
Hotel                                                                       6.9%
Triple Net Lease                                                            3.4%
Manufactured Home                                                           1.0%

Five Largest Holdings
(As a percentage of equity holdings)*

1. Simon Property Group, Inc.                                              9.93%
2. Equity Residential Property
   Trust                                                                   7.15
3. Public Storage, Inc.                                                    5.89
4. AvalonBay
   Communities, Inc.                                                       5.11
5. Boston Properties, Inc.                                                 5.02

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/11          12/31/10
  Class I                                        $ 17.53           $ 16.34
  Class II                                       $ 17.54           $ 16.35

                                   Net
Distributions per Share            Investment    Short-Term        Long-Term
(1/1/11 - 12/31/11)                Income        Capital Gains     Capital Gains
  Class I                          $ 0.4250      $  -              $  -
  Class II                         $ 0.3850      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

            Pioneer Real Estate        Pioneer Real Estate
                Shares VCT                  Shares VCT            MSCI U.S. REIT
            Portfolio, Class I         Portfolio, Class II             Index
12/01             $10,000                    $10,000                 $10,000
                  $10,253                    $10,227                 $10,364
12/03             $13,816                    $13,751                 $14,173
                  $18,753                    $18,618                 $18,635
12/05             $21,592                    $21,384                 $20,896
                  $29,543                    $29,186                 $28,402
12/07             $23,963                    $23,612                 $23,626
                  $14,811                    $14,558                 $14,655
12/09             $19,497                    $19,152                 $18,848
                  $25,093                    $24,617                 $24,216
12/11             $27,608                    $27,018                 $26,321

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

--------------------------------------------------------------------------------
                                                          Class I       Class II
--------------------------------------------------------------------------------
10 Years                                                   10.69%        10.45%
5 Years                                                    -1.35%        -1.53%
1 Year                                                     10.02%         9.76%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/11                      $ 1,000.00     $ 1,000.00
Ending Account Value on 12/31/11                       $   993.77     $   992.67
Expenses Paid During Period*                           $     5.18     $     6.43

* Expenses are equal to the Portfolio's annualized expense ratio of 1.03% and 1.28% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/11                      $ 1,000.00     $ 1,000.00
Ending Account Value on 12/31/11                       $ 1,020.01     $ 1,018.75
Expenses Paid During Period*                           $     5.24     $     6.51

* Expenses are equal to the Portfolio's annualized expense ratio of 1.03% and 1.28% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

Amid great uncertainty and market volatility, U.S. real estate investment trusts (REITs) outperformed the broader equity markets and proved to be a rewarding place to invest during the 12 months ended December 31, 2011. In the following interview, Matthew Troxell of AEW Capital Management, L.P., Pioneer Real Estate Shares VCT Portfolio's subadviser, discusses the market environment for real estate investment trusts (REITs) and the Portfolio's performance during the 12-month period.

Q: How did the Portfolio perform during the 12 months ended December 31, 2011?

A: During the 12 months ended December 31, 2011, Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 10.02% at net asset value, and Class II shares returned 9.76%. The Portfolio's returns surpassed those of the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index1, which returned 8.69% over the same 12-month period. In addition, the average return of the 66 variable portfolios in Lipper's Real Estate Underlying Portfolios category over the same 12-month period was 2.04%.

Q: Which investments contributed the most to the Portfolio's performance during the 12 months ended December 31, 2011?

A: During the 12-month period, REITs benefited from positive investment flows, improving commercial property fundamentals, historically low levels of new issuance, and competitive yields. Positive stock selection in the office, regional mall, health care, and storage sectors played a significant role in the Portfolio's outperformance of the MSCI U.S. REIT Index during the period.

      Our decision to overweight the Portfolio to investments in outperforming REITs Nationwide Health Properties and DuPont Fabros Technology proved very rewarding during the 12-month period. Nationwide Health Properties benefited from a February 2011 announcement that the company had agreed to be acquired by Ventas, a health care REIT, at a premium over Nationwide's share price. The acquisition created the largest health care REIT in the United States. The stock price of DuPont Fabros Technology climbed during the period as a result of improved leasing conditions in the data center industry, which removed fears about the company's development pipeline. Not owning underperforming regional mall REIT General Growth Properties, which ranked among the weakest performers in the sector given concerns about the company's 2011 second quarter earnings disappointment, was also beneficial to the Portfolio's returns during the 12-month period.

Q: Which investments detracted from the Portfolio's performance results during the 12 months ended December 31, 2011?

A: Our decision to overweight the Portfolio in underperforming Omega Healthcare Investors and to underweight Digital Realty Trust, which outperformed, proved disappointing during the period. Omega Healthcare lagged the market because of the announcement that the government was cutting Medicare rates for skilled nursing facilities operators. Since Omega has the largest exposure to skilled nursing facilities within the health care REIT sector, its stock price fell. However, we remain confident in the company's solid value and its ability to survive the cuts without any material effect on earnings. Limiting the Portfolio's exposure to data center property owner Digital Realty Trust hurt results during the period, because the company benefited from the positive effects of improved leasing conditions. We remain committed to the Portfolio's below-benchmark weighting in Digital Realty Trust, however, and to the above-

      A Word About Risk:

      The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      These risks may increase share price volatility.

      Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

      The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

      The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

      Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      benchmark weighting in the aforementioned Omega Healthcare Investors, which in our view represents a better relative value.

Q: Given the U.S. economy's uneven recovery, how have the various property types in which the Portfolio invests been performing, particularly during the 12-month period ended December 31, 2011?

A: The apartment sector is furthest along in its recovery, with vacancy rates down substantially from peak levels. Rental growth has been the best performer of all the major property types, and it's possible that rental growth is now peaking and may improve more slowly. Lodging has also seen marked improvement in fundamentals, but pricing has been extremely volatile given the fact that prospects for hotels are closely tied to the economic outlook.

      Economic concerns also weighed on the office and industrial sectors during the 12-month reporting period, as hiring has been slow to gain momentum. The slow pace of hiring has resulted in smaller declines in vacancy rates than previously expected, and slightly negative returns in the sectors for the full 2011 calendar year. The two sectors tend to lag somewhat behind apartments and lodging, because their longer lease structure means that improvements in fundamentals take longer to affect the bottom line.

      Retail REITs performed slightly better than the REIT sector as a whole during 2011, though retailers, too, were sensitive to the overall economic outlook. Health care REITs performed well given their conservative balance sheets, but we think they may offer less value at current prices than other subsectors.

Q:    What is your outlook for the real estate market in 2012?

A: We believe European sovereign-debt woes, pre-election uncertainty in the U.S., and questions about the U.S. fiscal outlook will continue to weigh on the real estate market in the Portfolio's new fiscal year. However, there is some room for optimism. The U.S. economy has largely looked past the problems in Europe in recent months, and economic indicators towards the end of 2011 had firmed considerably compared with the summer of 2011. Excepting a major market shock, we think the economy may continue to expand at a moderate pace in 2012. That scenario represents a fairly supportive environment for REITs, as it would allow financing costs to remain low while also allowing property incomes to improve. In a yield-starved world, such a scenario likely would make REITs a useful component of any broadly diversified investment portfolio. Against the current backdrop, we plan to maintain our bias in the Portfolio toward REITs with strong balance sheets, while limiting risk -- a strategy that, we believe, has served the Portfolio well in recent years.
      ----------------
      1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11                          (continued)
--------------------------------------------------------------------------------

Please refer to the Schedule of Investments on pages 7 and 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

Shares                                                   Value
          COMMON STOCKS - 99.1%
          Consumer Services - 2.6%
          Hotels, Resorts & Cruise
          Lines - 2.6%
24,500    Pebblebrook Hotel Trust                  $   469,910
15,400    Starwood Hotels & Resorts, Inc.              738,738
                                                   -----------
                                                   $ 1,208,648
                                                   -----------
          Total Consumer Services                  $ 1,208,648
                                                   -----------
          Real Estate - 96.5%
          Diversified Real Estate
          Investment Trust - 7.8%
20,354    American Assets Trust, Inc.              $   417,461
27,800    Liberty Property Trust                       858,464
39,200    Retail Opportunity Investment Corp.          464,128
23,900    Vornado Realty Trust                       1,836,954
                                                   -----------
                                                   $ 3,577,007
                                                   -----------
          Industrial Real Estate
          Investment Trust - 7.9%
25,500    DCT Industrial Trust, Inc.               $   130,560
40,000    Dupont Fabros Technology, Inc.               968,800
45,300    First Potomac Realty Trust                   591,165
67,500    ProLogis, Inc.                             1,929,825
                                                   -----------
                                                   $ 3,620,350
                                                   -----------
          Office Real Estate
          Investment Trust - 12.6%
13,000    Alexandria Real Estate Equities, Inc.    $   896,610
46,600    BioMed Property Trust, Inc.                  842,528
22,900    Boston Properties, Inc.                    2,280,840
10,300    Coresite Realty Corp.                        183,546
32,200    Kilroy Realty Corp.                        1,225,854
19,500    Piedmont Office Realty Trust, Inc.           332,280
                                                   -----------
                                                   $ 5,761,658
                                                   -----------
          Real Estate Operating
          Companies - 1.5%
24,600    Brookfield Office Properties, Inc.       $   384,744
26,300    Forest City Enterprises, Inc.*               310,866
                                                   -----------
                                                   $   695,610
                                                   -----------
          Residential Real Estate
          Investment Trust - 18.4%
14,000    American Campus Communities, Inc.        $   587,440
17,800    AvalonBay Communities, Inc.                2,324,680
16,600    Camden Property Trust                      1,033,184
13,700    Campus Crest Communities, Inc.               137,822
10,800    Equity Lifestyle Properties, Inc.            720,252
57,000    Equity Residential Property Trust          3,250,710
 2,600    Essex Property Trust, Inc.                   365,326
                                                   -----------
                                                   $ 8,419,414
                                                   -----------
          Retail Real Estate
          Investment Trust - 22.3%
62,400    DDR Corp.                                $   759,408
13,700    Federal Realty Investment Trust            1,243,275
70,500    Kite Realty Group Trust                      317,955
14,400    National Retail Properties, Inc.             379,872
26,000    Ramco-Gershenson Properties Trust            255,580
27,100    Regency Centers Corp.                      1,019,502
35,000    Simon Property Group, Inc.                 4,512,900
34,700    The Macerich Co.                           1,755,820
                                                   -----------
                                                   $10,244,312
                                                   -----------
          Specialized Real Estate
          Investment Trust - 26.0%
19,700    CubeSmart, Inc.*                         $   209,608
19,600    Entertainment Properties Trust               856,716
37,700    Extra Space Storage Inc.                     913,471
50,400    HCP, Inc.                                  2,088,072
 8,600    HealthCare REIT, Inc.                        468,958
97,800    Host Hotels & Resorts, Inc.                1,444,506
39,800    Omega Healthcare Investors, Inc.             770,130
19,900    Public Storage, Inc.                       2,675,754
25,300    RLJ Lodging Trust                            425,799
37,700    Ventas, Inc.                               2,078,401
                                                   -----------
                                                   $11,931,415
                                                   -----------
          Total Real Estate                        $44,249,766
                                                   -----------
          TOTAL COMMON STOCKS
          (Cost $23,240,288)                       $45,458,414
                                                   -----------
          TOTAL INVESTMENT IN
          SECURITIES - 99.1%
          (Cost $23,240,288) (a)                   $45,458,414
                                                   -----------
          OTHER ASSETS AND
          LIABILITIES - 0.9%                       $   404,819
                                                   -----------
          TOTAL NET ASSETS - 100.0%                $45,863,233
                                                   ===========

*     Non-income producing security.
(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $24,079,944 was as follows:

       Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost           $21,639,266
       Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value              (260,796)
                                                                    -----------
       Net unrealized gain                                          $21,378,470
                                                                    ===========

The accompanying notes are an integral part of these financial statements.     7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $4,838,907 and $17,756,927, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                                  Level 1      Level 2    Level 3       Total
Common Stocks                   $45,458,414    $  --      $  --      $45,458,414
                                -----------    -----      -----      -----------
Total                           $45,458,414    $  --      $  --      $45,458,414
                                ===========    =====      =====      ===========

8     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
Class I
Net asset value, beginning of period                       $ 16.34       $ 13.04       $ 10.41       $  23.49      $  33.01
                                                           -------       -------       -------       --------      --------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.44       $  0.24       $  0.35       $   0.49      $   0.55
 Net realized and unrealized gain (loss) on investments      1.18          3.46          2.76           (6.87)        (6.29)
                                                           -------       -------       -------       --------      --------
  Net increase (decrease) from investment operations       $  1.62       $  3.70       $  3.11       $  (6.38)     $  (5.74)
Distributions to shareowners:
 Net investment income                                       (0.43)        (0.40)        (0.35)         (0.49)        (0.47)
 Net realized gain                                              --            --            --          (5.96)        (3.31)
 Tax return of capital                                          --            --         (0.13)         (0.25)           --
                                                           -------       -------       -------       --------      --------
Net increase (decrease) in net asset value                 $  1.19       $  3.30       $  2.63       $ (13.08)     $  (9.52)
                                                           -------       -------       -------       --------      --------
Net asset value, end of period                             $ 17.53       $ 16.34       $ 13.04       $  10.41      $  23.49
                                                           =======       =======       =======       ========      ========
Total return*                                                10.02%        28.70%        31.64%        (38.19)%      (18.88)%
Ratio of net expenses to average net assets+                  1.03%         1.03%         1.10%          1.04%         0.91%
Ratio of net investment income to average net assets+         2.48%         1.68%         3.48%          2.57%         1.65%
Portfolio turnover rate                                         10%           11%           30%            22%           15%
Net assets, end of period (in thousands)                   $10,428       $11,035       $10,151       $  9,513      $ 19,636

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                            12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
Class II
Net asset value, beginning of period                       $ 16.35       $ 13.03       $ 10.38       $  23.45      $  32.96
                                                           -------       -------       -------       --------      --------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.40       $  0.19       $  0.33       $   0.45      $   0.46
 Net realized and unrealized gain (loss) on investments      1.18          3.49          2.78           (6.86)        (6.27)
                                                           -------       -------       -------       --------      --------
  Net increase (decrease) from investment operations       $  1.58       $  3.68       $  3.11       $  (6.41)     $  (5.81)
Distributions to shareowners:
 Net investment income                                       (0.39)        (0.36)        (0.33)         (0.45)        (0.39)
 Net realized gain                                              --            --            --          (5.96)        (3.31)
 Tax return of capital                                          --            --         (0.13)         (0.25)           --
                                                           -------       -------       -------       --------      --------
Net increase (decrease) in net asset value                 $  1.19       $  3.32       $  2.65       $ (13.07)     $  (9.51)
                                                           -------       -------       -------       --------      --------
Net asset value, end of period                             $ 17.54       $ 16.35       $ 13.03       $  10.38      $  23.45
                                                           =======       =======       =======       ========      ========
Total return*                                                 9.76%        28.53%        31.56%        (38.35)%      (19.09)%
Ratio of net expenses to average net assets+                  1.28%         1.27%         1.33%          1.30%         1.16%
Ratio of net investment income to average net assets+         2.24%         1.45%         3.21%          2.41%         1.44%
Portfolio turnover rate                                         10%           11%           30%            22%           15%
Net assets, end of period (in thousands)                   $35,435       $38,057       $39,638       $ 32,712      $ 54,005

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $23,240,288)                        $ 45,458,414
 Cash                                                                    382,286
 Receivables --
  Portfolio shares sold                                                    1,464
  Dividends                                                              171,042
 Other                                                                       430
                                                                    ------------
  Total assets                                                      $ 46,013,636
                                                                    ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                   $     14,447
  Portfolio shares repurchased                                            73,050
 Due to affiliates                                                         6,509
 Accrued audit fees                                                       42,276
 Accrued expenses                                                         14,121
                                                                    ------------
  Total liabilities                                                 $    150,403
                                                                    ------------
NET ASSETS:
 Paid-in capital                                                    $ 25,548,908
 Accumulated net realized loss on investments                         (1,903,801)
 Net unrealized gain on investments                                   22,218,126
                                                                    ------------
  Total net assets                                                  $ 45,863,233
                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $10,427,936/594,982 shares)                      $      17.53
                                                                    ============
 Class II (based on $35,435,297/2,020,578 shares)                   $      17.54
                                                                    ============

The accompanying notes are an integral part of these financial statements.    11

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,890)       $1,192,619
 Income from securities loaned, net                            14,317
 Interest                                                          94
                                                           ----------
  Total investment income                                                   $  1,207,030
                                                                            ------------
EXPENSES:
 Management fees                                           $  385,814
 Transfer agent fees
  Class I                                                       1,500
  Class II                                                      1,500
 Distribution fees
  Class II                                                     93,304
 Administrative reimbursements                                 14,061
 Custodian fees                                                 9,753
 Professional fees                                             57,231
 Printing expense                                              16,748
 Fees and expenses of nonaffiliated trustees                    7,183
 Miscellaneous                                                  1,187
                                                           ----------
  Total expenses                                                            $    588,281
                                                                            ------------
   Net investment income                                                    $    618,749
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on:
  Investments                                              $7,223,431
  Class Actions                                                 1,463       $  7,224,894
                                                           ----------       ------------
 Change in net unrealized gain on investments                               $ (3,279,479)
                                                                            ------------
 Net gain on investments                                                    $  3,945,415
                                                                            ------------
 Net increase in net assets resulting from operations                       $  4,564,164
                                                                            ============

12    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year Ended        Year Ended
                                                                                              12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                                       $     618,749     $     783,574
Net realized gain on investments                                                                7,224,894         2,091,118
Change in net unrealized gain (loss) on investments                                            (3,279,479)       10,216,043
                                                                                            -------------     -------------
  Net increase in net assets resulting from operations                                      $   4,564,164     $  13,090,735
                                                                                            -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.43 and $0.40 per share, respectively)                                          $    (264,882)    $    (284,941)
 Class II ($0.39 and $0.36 per share, respectively)                                              (820,751)       (1,015,044)
                                                                                            -------------     -------------
  Total distributions to shareowners                                                        $  (1,085,633)    $  (1,299,985)
                                                                                            -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $   4,695,030     $   5,890,957
Reinvestment of distributions                                                                   1,085,633         1,299,985
Cost of shares repurchased                                                                    (12,488,385)      (19,678,162)
                                                                                            -------------     -------------
 Net decrease in net assets resulting from resulting from Portfolio share transactions      $  (6,707,722)    $ (12,487,220)
                                                                                            -------------     -------------
 Net decrease in net assets                                                                 $  (3,229,191)    $    (696,470)
NET ASSETS:
Beginning of year                                                                              49,092,424        49,788,894
                                                                                            -------------     -------------
End of year                                                                                 $  45,863,233     $  49,092,424
                                                                                            =============     =============
Undistributed net investment income                                                         $          --     $          --
                                                                                            =============     =============

                                    '11 Shares     '11 Amount      '10 Shares     '10 Amount
CLASS I
Shares sold                           30,754      $     525,305        52,774    $     790,235
Reinvestment of distributions         15,773            264,882        19,089          284,941
Less shares repurchased             (126,970)        (2,171,841)     (175,162)      (2,563,281)
                                    --------      -------------      --------    -------------
  Net decrease                       (80,443)     $  (1,381,654)     (103,299)   $  (1,488,105)
                                    ========      =============    ==========    =============
CLASS II
Shares sold                          245,789      $   4,169,725       343,908    $   5,100,722
Reinvestment of distributions         48,824            820,751        67,927        1,015,044
Less shares repurchased             (602,013)       (10,316,544)   (1,125,459)     (17,114,881)
                                    --------      -------------    ----------    -------------
  Net decrease                      (307,400)     $  (5,326,068)     (713,624)   $ (10,999,115)
                                    ========      =============    ==========    =============

The accompanying notes are an integral part of these financial statements.    13

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.    Foreign Currency Translation
      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

      At December 31, 2011, the Portfolio reclassified $466,884 to increase undistributed net investment income and $466,884 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

      At December 31, 2011, the Fund had a net capital loss carryforward of $226,079 which will expire in 2017 if not utilized.

      The Portfolio has elected to defer $838,066 of capital losses recognized between November 1, 2011 and December 31, 2011 to its fiscal year ending December 31, 2012.

      The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

--------------------------------------------------------------------------------
                                                           2011          2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                        $ 1,085,633    $1,299,985
                                                       -----------    ----------
  Total distributions                                  $ 1,085,633    $1,299,985
                                                       ===========    ==========
Distributable Earnings:
Capital loss carryforward                              $  (226,079)
Current year post-October
loss deferred                                             (838,066)
Unrealized appreciation                                 21,378,470
                                                       -----------
  Total                                                $20,314,325
                                                       ===========
--------------------------------------------------------------------------------

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Portfolio Shares and Class Allocations
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income,

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

      common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2011, the Fund recognized gains of $1,463 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.    Risks
      Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.    Securities Lending
      The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Portfolio had no securities on loan.

G.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million; and 0.75% of the Portfolio's average daily net assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,092 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and Liabilities is $3,930 in transfer agent fees payable to PIMSS at December 31, 2011.

4.    Distribution Plan
The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $487 in distribution fees payable to PFD at December 31, 2011.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst + Young LLP

Boston, Massachusetts
February 14, 2012

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. (AEW) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and AEW to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the third quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's performance record and PIM's plan

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

for improving the Portfolio's performance. The Trustees indicated that they were satisfied with the information presented with respect to the performance of the Portfolio.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio. The Trustees also noted the small size of the Portfolio compared to the median asset size of its peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers The Board of Trustees provides broad
Pioneer Investment Management, Inc.                         supervision over the Portfolio's affairs. The officers of
                                                            the Trust are responsible for the Portfolio's operations.
Investment Subadviser                                       The Trustees and officers are listed below, together with
AEW Capital Management, L.P.                                their principal occupations during at least the past five
                                                            years. Trustees who are interested persons of the Trust
Custodian                                                   within the meaning of the 1940 Act are referred to as
Brown Brothers Harriman & Co.                               Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Independent Registered Public Accounting Firm               of the Trustees, except Mr. West, serves as a trustee of
Ernst & Young LLP                                           each of the 55 U.S. registered investment portfolios for
                                                            which Pioneer serves as investment adviser (the "Pioneer
Principal Underwriter                                       Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
Pioneer Funds Distributor, Inc.                             the Trust is 60 State Street, Boston, Massachusetts 02109.

                                                            The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
Legal Counsel                                               available, without charge, upon request, by calling
Bingham McCutchen LLP                                       1-800-688-9915.

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
----------------------------------------------------------------------------
John F. Cogan, Jr. (85)*     Chairman of the   Trustee since 1994. Serves
                             Board, Trustee    until a successor trustee is
                             and President     elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------
Daniel K. Kingsbury          Trustee and       Trustee since 2007. Serves
(53)*                        Executive Vice    until a successor trustee is
                             President         elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                     HELD BY THIS TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*     Non-Executive Chairman and a director of Pioneer Investment Management   None
                             USA Inc. ("PIM-USA"); Chairman and a director of Pioneer; Chairman and
                             Director of Pioneer Institutional Asset Management, Inc. (since 2006);
                             Director of Pioneer Alternative Investment Management Limited (Dublin)
                             (until October 2011); President and a director of Pioneer Alternative
                             Investment Management (Bermuda) Limited and affiliated funds; Deputy
                             Chairman and a director of Pioneer Global Asset Management S.p.A.
                             ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                             Investment Fund (Russia) (until June 2006); Director of Nano-C, Inc.
                             (since 2003); Director of Cole Management Inc. (2004 - 2011); Director
                             of Fiduciary Counseling, Inc. (until December 2001); President and
                             Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                             President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                             Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury          Director, CEO and President of PIM-USA (since February 2007); Director   None
(53)*                        and President of Pioneer and Pioneer Institutional Asset Management,
                             Inc. (since February 2007); Executive Vice President of all of the
                             Pioneer Funds (since March 2007); Director of PGAM (2007 - 2010); Head of New Europe Division, PGAM (2000 - 2005); and Head of New Markets
                             Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
----------------------------------------------------------------------------
David R. Bock (68)           Trustee           Trustee since 2005. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------
Mary K. Bush (63)            Trustee           Trustee since 2000. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------
Benjamin M. Friedman         Trustee           Trustee since 2008. Serves
(67)                                           until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                     HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)           Managing Partner, Federal City Capital Advisors (corporate advisory      Director of Enterprise
                             services company) (1997 - 2004 and 2008 - present); Interim Chief        Community Investment, Inc.
                             Executive Officer, Oxford Analytica, Inc. (privately held research and   (privately held affordable
                             consulting company) (2010); Executive Vice President and Chief           housing finance company) (1985
                             Financial Officer, I-trax, Inc. (publicly traded health care services    - 2010); Director of Oxford
                             company) (2004 - 2007); and Executive Vice President and Chief           Analytica, Inc. (2008 -
                             Financial Officer, Pedestal Inc. (internet-based mortgage trading        present); Director of The
                             company) (2000 - 2002)                                                   Swiss Helvetia Fund, Inc.
                                                                                                      (closed-end fund) (2010 -
                                                                                                      present); and Director of New
                                                                                                      York Mortgage Trust (publicly
                                                                                                      traded mortgage REIT) (2004 -
                                                                                                      2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)            Chairman, Bush International, LLC (international financial advisory      Director of Marriott
                             firm) (1991 - present); Senior Managing Director, Brock Capital Group,   International, Inc. (2008 -
                             LLC (strategic business advisors) (2010 - present); Managing Director,   present); Director of Discover
                             Federal Housing Finance Board (oversight of Federal Home Loan Bank       Financial Services (credit
                             system) (1989 - 1991); Vice President and Head of International          card issuer and electronic
                             Finance, Federal National Mortgage Association (1988 - 1989); U.S.       payment services) (2007 -
                             Alternate Executive Director, International Monetary Fund (1984 -        present); Former Director of
                             1988); Executive Assistant to Deputy Secretary of the U.S. Treasury,     Briggs & Stratton Co. (engine
                             U.S. Treasury Department (1982 - 1984); and Vice President and Team      manufacturer) (2004 - 2009);
                             Leader in Corporate Banking, Bankers Trust Co. (1976 - 1982)             Former Director of UAL
                                                                                                      Corporation (airline holding
                                                                                                      company) (2006 - 2010);
                                                                                                      Director of ManTech
                                                                                                      International Corporation
                                                                                                      (national security, defense,
                                                                                                      and intelligence technology
                                                                                                      firm) (2006 - present);
                                                                                                      Member, Board of Governors,
                                                                                                      Investment Company Institute
                                                                                                      (2007 - present); Member,
                                                                                                      Board of Governors,
                                                                                                      Independent Directors Council
                                                                                                      (2007 - present); Former
                                                                                                      Director of Brady Corporation
                                                                                                      (2000 - 2007); Former Director
                                                                                                      of Mortgage Guaranty Insurance
                                                                                                      Corporation (1991 - 2006);
                                                                                                      Former Director of Millennium
                                                                                                      Chemicals, Inc. (commodity
                                                                                                      chemicals) (2002 - 2005);
                                                                                                      Former Director, R.J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco) (1999 - 2005); and
                                                                                                      Former Director of Texaco,
                                                                                                      Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman         William Joseph Maier Professor of Political Economy, Harvard             Trustee, Mellon Institutional
(67)                         University (1972 - present)                                              Funds Investment Trust and
                                                                                                      Mellon Institutional Funds
                                                                                                      Master Portfolio (oversaw 17
                                                                                                      portfolios in fund complex)
                                                                                                      (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
----------------------------------------------------------------------------
Margaret B.W. Graham         Trustee           Trustee since 2000. Serves
(64)                                           until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------
Thomas J. Perna (61)         Trustee           Trustee since 2006. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------
Marguerite A. Piret (63)     Trustee           Trustee since 1995. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------
Stephen K. West (83)         Trustee           Trustee since 2008. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                     HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham         Founding Director, Vice President and Corporate Secretary, The           None
(64)                         Winthrop Group, Inc. (consulting firm) (1982 - present); Desautels
                             Faculty of Management, McGill University (1999 - present); and Manager of Research Operations and Organizational Learning, Xerox PARC,
                             Xerox's Advance Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)         Chairman and Chief Executive Officer, Quadriserv, Inc. (technology       Director, Broadridge Financial
                             products for securities lending industry) (2008 - present); private      Solutions, Inc. (investor
                             investor (2004 - 2008); and Senior Executive Vice President, The Bank    communications and securities
                             of New York (financial and securities services) (1986 - 2004)            processing provider for
                                                                                                      financial services industry)
                                                                                                      (2009 - present); and
                                                                                                      Director, Quadriserv, Inc.
                                                                                                      (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)     President and Chief Executive Officer, Newbury, Piret & Company, Inc.    Director of New America High
                             (investment banking firm) (1981 - present)                               Income Fund, Inc. (closed-end
                                                                                                      investment company) (2004 -
                                                                                                      present); and member, Board of
                                                                                                      Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)         Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 - present);     Director, The Swiss Helvetia
                             and Partner, Sullivan & Cromwell LLP (prior to 1998)                     Fund, Inc. (closed-end
                                                                                                      investment company); and
                                                                                                      Director, AMVESCAP, PLC
                                                                                                      (investment manager) (1997 -
                                                                                                      2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
-------------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary         Since 2010. Serves at the
                                               discretion of the Board.
-------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant         Since 2010. Serves at the
                             Secretary         discretion of the Board.
-------------------------------------------------------------------------
Thomas Reyes (49)            Assistant         Since 2010. Serves at the
                             Secretary         discretion of the Board.
-------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer         Since 2008. Serves at the
                                               discretion of the Board.
-------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant         Since 2000. Serves at the
                             Treasurer         discretion of the Board.
-------------------------------------------------------------------------
Gary Sullivan (53)           Assistant         Since 2002. Serves at the
                             Treasurer         discretion of the Board.
-------------------------------------------------------------------------
David F. Johnson (32)        Assistant         Since 2009. Serves at the
                             Treasurer         discretion of the Board.
-------------------------------------------------------------------------
Jean M. Bradley (59)         Chief             Since 2010. Serves at the
                             Compliance        discretion of the Board.
                             Officer
-------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                     HELD BY THIS OFFICER
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer since January    None
                             2008 and Secretary of all of the Pioneer Funds since June 2010;
                             Assistant Secretary of all of the Pioneer Funds from September 2003 to
                             May 2010; and Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and Assistant    None
                             Secretary of all the Pioneer Funds since June 2010; Manager - Fund
                             Governance of Pioneer from December 2003 to November 2006; and Senior
                             Paralegal of Pioneer from January 2000 to November 2003
---------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of all the    None
                             Pioneer Funds since June 2010; and Vice President and Counsel at State
                             Street Bank from October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and Controllership      None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             and Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration and           None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration and            None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Fund Administration Manager - Fund Accounting, Administration and        None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service
                             Manager - Institutional Investor Services at State Street Bank from
                             March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief Compliance Officer of Pioneer and of all the Pioneer Funds since   None
                             March 2010; Director of Adviser and Portfolio Compliance at Pioneer
                             since October 2005; and Senior Compliance Officer for Columbia
                             Management Advisers, Inc. from October 2003 to October 2005
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

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                                                                              27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              29

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-06-0212



                                                          [LOGO]  PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT

                                                               December 31, 2011

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s

Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                2

  Comparing Ongoing Portfolio Expenses            3

  Portfolio Management Discussion                 4

  Schedule of Investments                         7

  Financial Statements                           27

  Notes to Financial Statements                  32

  Report of Independent Registered Public
    Accounting Firm                              38

  Approval of Investment Advisory Agreement      40

  Trustees, Officers and Service Providers       43

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/11
--------------------------------------------------------------------------------

Portfolio Diversification

(As a percentage of total investment portfolio) (As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                44.0%
Collateralized Mortgage Obligations            12.2%
Senior Floating Rate Loan Interests            10.4%
Foreign Government Bonds                        8.8%
U.S. Government Securities                      7.9%
Municipal Bonds                                 6.3%
Convertible Corporate Bonds                     4.7%
Asset Backed Securities                         3.0%
Preferred Stocks                                2.4%
Common Stocks                                   0.3%

Maturity Distribution
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 years                                       13.2%
2-5 years                                       31.7%
5-7 years                                       20.8%
7-10 years                                      22.4%
10-20 years                                      4.0%
20+ years                                        7.9%

Five Largest Holdings
(As a percentage of long-term holdings)*

  1.     Canada Housing Trust No. 1,
          3.75%, 3/15/20                           2.00%
  2.     Flextronics International, Ltd., A
          Closing Date Loan, 10/1/14               1.01
  3.     Grifols, Inc., U.S. Tranche B
          Term Loan, 6/1/17                        0.92
  4.     Residential Asset Securities
          Trust, 0.66%, 5/25/33                    0.91
  5.     Norway Government Bonds,
          4.25%, 5/19/17                           0.88

*The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share    12/31/11      12/31/10
  Class I                     $ 10.24      $ 10.63
  Class II                    $ 10.22      $ 10.62

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 12/31/11)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.5430       $  -              $ 0.0507
  Class II                  $ 0.5190       $  -              $ 0.0507

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
--------------------------------------------------------------------------------

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Pioneer                   Pioneer             Barclays
               Strategic Income          Strategic Income      Capital U.S.
                VCT Portfolio,            VCT Portfolio,        Universal
                   Class I                   Class II             Index
12/01              10000                      10000               10000
                   11072                      11045               10984
12/03              13424                      13355               11623
                   14799                      14685               12200
12/05              15205                      15050               12532
                   16190                      15989               13155
12/07              17231                      16975               14010
                   15237                      14990               14344
12/09              19767                      19390               15577
                   22063                      21595               16693
12/11              22483                      21932               17929



The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2011)

----------------------------------
             Class I     Class II*
----------------------------------
10 Years     8.44%       8.17%
5 Years      6.79%       6.53%
1 Year       1.90%       1.56%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns shown for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2011 through December 31, 2011.

   Share Class                                  I               II
   -------------------------------------------------------------------
   Beginning Account Value on 7/1/11       $ 1,000.00       $ 1,000.00
   Ending Account Value on 12/31/11        $   985.49       $   984.20
   Expenses Paid During Period*            $     6.11       $     7.35

* Expenses are equal to the Portfolio's annualized expense ratio of 1.22% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

   Share Class                                  I               II
   -------------------------------------------------------------------
   Beginning Account Value on 7/1/11       $ 1,000.00       $ 1,000.00
   Ending Account Value 12/31/11           $ 1,019.00       $ 1,017.80
   Expenses Paid During Period*            $     6.21       $     7.48

* Expenses are equal to the Portfolio's annualized expense ratio of 1.22% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11
--------------------------------------------------------------------------------

Credit-sensitive, fixed-income investments fell out of favor in 2011, amid increasing worries about the global economy, while Treasuries and other high-grade bonds performed well during a period of declining interest rates and of growing investor aversion to credit risk. In the following discussion, Kenneth
J. Taubes reviews the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12 months ended December 31, 2011. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q:  How did the Portfolio perform during the 12 months ended December 31, 2011?

A: Pioneer Strategic Income VCT Portfolio Class I shares returned 1.90% at net asset value during the 12 months ended December 31, 2011, and Class II shares returned 1.56%. During the same period, the Portfolio's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned 7.40%, while the average return of the 61 variable portfolios in Lipper's General Bond Underlying Portfolios category was 4.91%. On December 31, 2011, the 30-day standardized SEC yield of the Portfolio's Class I shares was 6.77%.

Q: What were the principal reasons behind the Portfolio's underperformance of the Barclays Index during the 12 months ended December 31, 2011?

A: The Portfolio's emphasis on credit-sensitive securities, especially corporate high-yield bonds, was the major factor in its benchmark-relative underperformance during the 12-month period. High-yield bonds and other credit-linked securities had performed well early in 2011, when fixed-income debt in general produced healthy returns as interest rates declined and the economic recovery appeared resilient. However, as the year progressed, a host of domestic and global issues renewed investors' concerns about the durability of the economic growth trajectory.

    The changed environment penalized the Portfolio's asset allocation approach. We kept the Portfolio well diversified among asset classes, which is consistent with our long-term strategy to maintain exposure to different asset classes and different opportunities. Nevertheless, we overweighted the Portfolio in high-yield corporate debt and had only minimal exposure to Treasuries and other high-grade bonds, securities that performed well as market sentiment changed.

    Corporates and other credit-sensitive securities, meanwhile, struggled amid a host of worries, including the March 2011 earthquake and resulting tsunami in Japan, which put a crimp in the global industrial supply chain; the protracted and highly partisan debate in Washington, D.C. over the U.S. government's debt ceiling, which contributed to doubts about the resolve of national leaders to solve difficult economic problems; the resulting downgrade last August by Standard & Poor's of the credit rating of U.S. Treasury securities; concerns about the quality of sovereign bonds issued by Greece, Italy and other European nations, and the vulnerability of European banks that owned those governments' debt; and huge tidal flooding that crippled industrial production in Thailand and other nations. Against that backdrop, a general market flight to quality led to strong performance by Treasuries and other high-grade bonds, while corporate bonds and other credit-sensitive securities struggled. High-yield corporates, in particular, tended to fall in price.

    Throughout the 12 months ended December 31, 2011, we underweighted Treasuries in the Portfolio and emphasized credit-sensitive securities in the belief that the global economy -- and the U.S. economy -- would withstand short-term pressures and continue to expand. Treasuries have become very expensive in our view, given their negative real yields, or the amount of yield

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    offered when adjusted for inflation. In fact, as of December 31, 2011, no Treasury security was offering a yield that exceeded the rate of inflation as measured by the Consumer Price Index. The Portfolio's allocation to Treasuries at the end of the 12-month period was among its lowest since the Portfolio was launched.

    During the 12-month period, we maintained healthy Portfolio allocations to both high-yield and investment-grade corporate bonds as well as to bank loans and emerging market and international high-yield debt. It was our position -- and it still is -- that corporations have generally solid financial structures and have shown the ability to improve their earnings, even in a slow-growth atmosphere. As a consequence, during the period we believed corporations in general were likely to continue to meet their debt obligations.

    The Portfolio's foreign exchange exposure also held back benchmark-relative results when the U.S. dollar strengthened, especially against the euro. At the end of the 12-month period, on December 31, 2011, 9.59% of Portfolio assets were invested in foreign-denominated securities.

    As of December 31, 2011, the Portfolio's effective duration was 3.62 years. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) High-yield securities represented 40.80% of the Portfolio's net assets, a figure which included 9.90% of net assets invested in emerging market and international high-yield debt. Another 25.20% of the Portfolio's net assets were invested in BBB-rated debt (the lowest-rated rung on the investment-grade ladder). As noted previously, we maintained very low Portfolio exposure to Treasuries and government agency debt during the period, as those types of securities totaled 2.20% of the Portfolio's net assets at the end of the 12-month period.

Q: How did security selection affect the Portfolio's performance over the 12 months ended December 31, 2011?

A: Several selections in the Portfolio performed poorly, holding back benchmark-relative performance during the period. Underperformers included a small Portfolio position in the unsecured municipal debt of AMR, the parent firm of American Airlines that filed for bankruptcy protection late in 2011; bonds of investment bank Goldman Sachs, whose profits outlook appeared threatened; and the debt of Sino-Forest, a forest products company based in Canada but operating principally in China, whose financial health has been questioned.

    On the positive side, the Portfolio benefited from solid results produced by an investment in Ford Motor bonds.

Q: Did investing in derivatives affect the Portfolio's performance during the 12 months ended December 31, 2011?

A: Portfolio investments in forward currency contracts had a positive effect on results during the period, helping to mitigate losses in the value of foreign-denominated securities that the Portfolio also held. We also invested in short-term Treasury contracts to help manage the Portfolio's exposure to interest rate changes. However, the contracts contributed to the Portfolio having a shorter duration, which detracted from relative performance as interest rates declined and longer-term bonds outperformed.

Q:  What is your outlook?

A: We think the U.S. economy is stronger than most foreign markets and that the domestic economy is likely to continue to expand, although at a modest rate. Industrial production has increased, as has consumer spending, with auto sales showing considerable gains. Export activity has increased, and we may have seen a bottoming in the housing market, most notably in multi-family

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/11                          (continued)
--------------------------------------------------------------------------------

    housing. We also expect that most of the effects of cutbacks by local and state governments, made in large part because of the loss of federal stimulus money, and the lagging effects of the economic recovery, are nearing an end. The cutbacks have been one the primary sources of weakness in the domestic economy over the past year. Moreover, state tax receipts have increased, suggesting an improvement in the economy.

    As 2011 ended, we believed some of the better opportunities continued to lie in corporate bonds and other credit-sensitive securities, with the possible exception of non-agency mortgage-backed securities. Corporates have been selling at very attractive valuations, and their yield advantages over other fixed-income classes could help them to outperform. In contrast, Treasuries appeared very expensive, although as the Fed has indicated, we are not likely to see increasing short-term interest rates, which could undermine Treasury prices. The Portfolio remains overweighted in corporate bonds, with an emphasis on financials and industrials. We also expect to maintain good exposure in the Portfolio to floating-rate bank loans, which accounted for 10.10% of net assets on December 31, 2011. Although we think it is unlikely that short-term interest rates will rise and increase the yields of the bank loans, many bank loans are selling at below-par (face value) prices, and so they offer the potential for capital appreciation. In addition, we like the fact that bank loans have a senior position in corporate capital structures, meaning that they are more likely to be paid in the event a company fails to meet all of its debt obligations.

    We have pulled back the Portfolio's exposure to euro-sensitive currencies, to less than 1% of net assets as of December 31, 2011, as we expect the U.S. dollar to continue to strengthen against the euro.


    Please refer to the Schedule of Investments on pages 7 to 26 for a full listing of Portfolio securities.

    Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                           Value
                                          CONVERTIBLE CORPORATE BONDS - 4.5%
                                          Energy - 0.5%
                                          Coal & Consumable Fuels - 0.1%
    62,000                  CCC+/B2       James River Coal Co., 3.125%, 3/15/18             $    36,425
                                                                                            -----------
                                          Oil & Gas Equipment & Services - 0.2%
    50,000                  BB/NR         Exterran Holdings, Inc., 4.25%, 6/15/14           $    44,375
                                                                                            -----------
                                          Oil & Gas Exploration & Production - 0.2%
    55,000                  BB+/Ba3       Chesapeake Energy, Inc., 2.5%, 5/15/37            $    49,019
                                                                                            -----------
                                          Total Energy                                      $   129,819
                                                                                            -----------
                                          Materials - 0.3%
                                          Diversified Metals & Mining - 0.3%
   100,000                  BB/NR         Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16     $    81,500
                                                                                            -----------
                                          Forest Products - 0.0%+
    60,000                  BB/NR         Sino-Forest Corp., 4.25%, 12/15/16 (c)            $    15,600
                                                                                            -----------
                                          Total Materials                                   $    97,100
                                                                                            -----------
                                          Capital Goods - 0.5%
                                          Construction & Farm Machinery & Heavy Trucks - 0.3%
    40,000                  NR/NR         Greenbrier Companies, Inc., 3.5%, 4/1/18          $    38,750
    31,000                  B/B1          Navistar International Corp., 3.0%, 10/15/14           33,403
                                                                                            -----------
                                                                                            $    72,153
                                                                                            -----------
                                          Electrical Component & Equipment - 0.2%
    74,000                  B/B2          General Cable Corp., 4.5%, 11/15/29               $    70,023
                                                                                            -----------
                                          Total Capital Goods                               $   142,176
                                                                                            -----------
                                          Health Care Equipment & Services - 0.5%
                                          Health Care Equipment - 0.2%
    65,000                  NR/NR         NuVasive, Inc., 2.75%, 7/1/17                     $    47,369
                                                                                            -----------
                                          Health Care Services - 0.1%
    34,000                  B+/B2         Omnicare, Inc., 3.25%, 12/15/35                   $    31,195
                                                                                            -----------
                                          Health Care Technology - 0.2%
    50,000                  NR/NR         WebMD Health Corp., 2.25%, 3/31/16                $    48,000
    25,000                  NR/NR         WebMD Health Corp., 2.5%, 1/31/18                      23,281
                                                                                            -----------
                                                                                            $    71,281
                                                                                            -----------
                                          Total Health Care Equipment & Services            $   149,845
                                                                                            -----------
                                          Pharmaceuticals & Biotechnology - 0.2%
                                          Biotechnology - 0.2%
    50,000                  NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                $    50,063
                                                                                            -----------
                                          Total Pharmaceuticals & Biotechnology             $    50,063
                                                                                            -----------
                                          Software & Services - 0.3%
                                          Application Software - 0.3%
    23,000                  NR/NR         Concur Technologies, Inc., 2.5%, 4/15/15          $    27,514
    50,000                  NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                    50,563
                                                                                            -----------
                                                                                            $    78,077
                                                                                            -----------
                                          Total Software & Services                         $    78,077
                                                                                            -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                           Value
                                          Technology Hardware & Equipment - 0.4%
                                          Communications Equipment - 0.2%
    50,000                  NR/NR         InterDigital, Inc., 2.5%, 3/15/16                 $    52,250
                                                                                            -----------
                                          Electronic Components - 0.2%
    95,000                  BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41      $    66,500
                                                                                            -----------
                                          Total Technology Hardware & Equipment             $   118,750
                                                                                            -----------
                                          Semiconductors - 1.4%
                                          Semiconductor Equipment - 0.6%
    50,000                  BB+/Baa1      Lam Research Corp., 1.25%, 5/15/18                $    47,125
   100,000                  NR/NR         Novellus Systems, Inc., 2.625%, 5/15/41               119,750
                                                                                            -----------
                                                                                            $   166,875
                                                                                            -----------
                                          Semiconductors - 0.8%
   150,000                  A-/NR         Intel Corp., 2.95%, 12/15/35                      $   156,185
    30,000                  A-/A2         Intel Corp., 3.25%, 8/1/39                             37,575
    50,000                  NR/NR         JA Solar Holdings Co., 4.5%, 5/15/13                   36,750
                                                                                            -----------
                                                                                            $   230,510
                                                                                            -----------
                                          Total Semiconductors                              $   397,385
                                                                                            -----------
                                          Telecommunication Services - 0.4%
                                          Integrated Telecommunication Services - 0.4%
    75,000                  B+/B1         MasTec, Inc., 4.0%, 6/15/14                       $    97,688
                                                                                            -----------
                                          Total Telecommunication Services                  $    97,688
                                                                                            -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $1,312,032)                                 $ 1,260,903
                                                                                            -----------
    Shares
                                          PREFERRED STOCKS - 2.3%
                                          Automobiles & Components - 0.3%
                                          Tires & Rubber - 0.3%
     1,885                                Goodyear Tire & Rubber Co., 5.875%, 4/1/14        $    91,563
                                                                                            -----------
                                          Total Automobiles & Components                    $    91,563
                                                                                            -----------
                                          Banks - 0.6%
                                          Diversified Banks - 0.6%
       165                                Wells Fargo & Co., 7.5%, 12/31/49                 $   174,240
                                                                                            -----------
                                          Total Banks                                       $   174,240
                                                                                            -----------
                                          Diversified Financials - 0.6%
                                          Diversified Financial Services - 0.6%
     5,800                                Citigroup Capital XIII, 7.875%, 10/30/40          $   151,148
     1,000                                GMAC Capital Trust I, 8.125%, 2/15/40                  19,340
                                                                                            -----------
                                                                                            $   170,488
                                                                                            -----------
                                          Total Diversified Financials                      $   170,488
                                                                                            -----------
                                          Real Estate - 0.4%
                                          Real Estate Operating Companies - 0.4%
     2,331                                Forest City Enterprises, Inc., 7.0%, 12/31/49     $   107,663
                                                                                            -----------
                                          Total Real Estate                                 $   107,663
                                                                                            -----------



8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
                  Telecommunication Services - 0.4%
                  Integrated Telecommunication Services - 0.4%
     4,000        Qwest Corp., 7.375%, 6/1/51                        $   106,160
                                                                     -----------
                  Total Telecommunication Services                   $   106,160
                                                                     -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $648,651)                                    $   650,114
                                                                     -----------
                  COMMON STOCKS - 0.3%
                  Materials - 0.0%+
                  Forest Products - 0.0%+
CAD  3,450        Ainsworth Lumber Co., Ltd.*                        $     3,219
                                                                     -----------
                  Total Materials                                    $     3,219
                                                                     -----------
                  Transportation - 0.0%+
                  Airlines - 0.0%+
     1,246        Delta Air Lines, Inc.*                             $    10,080
                                                                     -----------
                  Marine - 0.0%+
       309        Horizon Lines, Inc.*                               $     1,344
                                                                     -----------
                  Total Transportation                               $    11,424
                                                                     -----------
                  Real Estate - 0.3%
                  Real Estate Development - 0.3%
    53,392        Newhall Land Development LLC*                      $    69,410
                                                                     -----------
                  Total Real Estate                                  $    69,410
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $100,615)                                    $    84,053
                                                                     -----------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)
                                          ASSET BACKED SECURITIES - 2.9%
                                          Banks - 2.4%
                                          Diversified Banks - 0.3%
     82,497                 AAA/NR        Wells Fargo Home Equity Trust, 0.6415%, 12/25/35                        $    74,415
     14,355         0.58    AAA/Aaa       Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35                  14,170
                                                                                                                  -----------
                                                                                                                  $    88,585
                                                                                                                  -----------
                                          Thrifts & Mortgage Finance - 2.1%
     44,845                 BB/Ba2        Accredited Mortgage Loan Trust, 0.40625%, 9/25/36                       $    35,442
     37,960         1.13    AA+/Baa2      ACE 2004-HE4 M1, Floating Rate Note, 12/25/34                                26,419
     30,000                 BB-/A2        Bear Stearns Asset Backed Securities Trust, 1.244%, 10/25/34                 20,188
      8,945         0.28    BBB+/Ba1      Carrington Mortgage Loan Trust, Floating Rate Note, 1/25/37                   8,859
      6,804         0.35    BB/Ba3        Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                   6,608
      9,576         0.72    AA/Aa1        Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                   9,359
     82,415                 A/B2          Citicorp Residential Mortgage Securities, Inc., 5.836%, 7/25/36              82,126
     17,404                 CCC/Caa1      Citigroup Mortgage Loan Trust, Inc., 0.32375%, 7/25/45                       11,900
     31,247         4.46    BBB/Ba1       Countrywide Asset Backed Certificates, Floating Rate Note, 10/25/35          30,185
     43,310                 BBB-/B2       Countrywide Asset Backed Certificates, 0.50875%, 6/25/36                     34,144
     27,839         0.28    A/Ba1         Countrywide Asset Backed Certificates, Floating Rate Note, 7/25/37           26,461
     22,761         0.41    B-/B2         Countrywide Asset Backed Certificates, Floating Rate Note, 8/25/36           18,462
     24,626         0.48    BB-/Ba3       Countrywide Asset Backed Certificates, Floating Rate Note, 4/25/36           21,069


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
     Principal Rate (b)      Ratings
    Amount ($) (unaudited)   (unaudited)                                                                                       Value
      53,701   5.07          AAA/B2        Thrifts & Mortgage Finance - (continued)
      16,032   0.32          CCC/B1        Countrywide Asset Backed Certificates, Floating Rate Note, 12/25/35           $    48,435
      32,184   5.68          B+/Ba1        Credit-Based Asset Servicing, Floating Rate Note, 4/25/37                          10,640
      25,000   0.74          AAA/Baa1      CWL 2006-15 A2, Floating Rate Note, 10/25/46                                       31,573
                                           First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note,
      12,898   0.68          AA+/NR        9/25/35                                                                            19,689
                                           First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note,
       1,983   0.77          AAA/Aaa       3/25/35                                                                            12,068
                                           First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note,
         935   0.34          A/A2          9/24/34                                                                             1,870
      22,172   0.33          BB/Ba2        Fremont Home Loan Trust, Floating Rate Note, 2/25/36                                  928
      41,288   0.58          CC/Ca         GSAMP Trust, Floating Rate Note, 8/25/36                                           21,097
       9,289   0.35          BBB/Aa3       Lehman XS Trust, Floating Rate Note, 12/25/35                                      11,951
      33,000   0.67          AA+/A3        Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                         9,090
      25,000   0.70          AA/A1         RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                      31,374
      25,000                 CCC/Ba2       Residential Asset Mortgage Products, Inc., Floating Rate Note, 7/25/35             22,042
       8,711   0.35          BB-/Baa3      Structured Asset Securities Corp., 0.39375%, 3/25/37                               17,955
                                           SVHE 2007-NS1 A1, Floating Rate Note, 1/25/37                                       8,424
                                                                                                                         -----------
                                                                                                                         $   578,358
                                                                                                                         -----------
                                           Total Banks                                                                   $   666,943
                                                                                                                         -----------

                                           Diversified Financials - 0.5%
                                           Consumer Finance - 0.1%
      50,000   0.60          B/A3          Novastar Home Equity Loan, Floating Rate Note, 1/25/36                        $    35,414
       7,286   0.50          A/Ba3         Specialty Underwriting & Residential Finance, Floating Rate Note,
                                           9/25/36                                                                             6,977
                                                                                                                         -----------
                                                                                                                         $    42,391
                                                                                                                         -----------
                                           Diversified Financial Services - 0.3%
      13,418                 B/B1          Ellington Loan Acquisition, 1.0625%, 5/27/37                                  $    12,173
      38,781                 AA/A1         Home Equity Asset Trust, 0.76875%, 8/25/35                                         37,129
      20,083   0.47          AAA/Aa1       Home Equity Asset Trust, Floating Rate Note, 12/25/35                              18,737
       7,939   0.47          AAA/A1        JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35                         7,299
                                                                                                                         -----------
                                                                                                                         $    75,338
                                                                                                                         -----------
                                           Specialized Finance - 0.1%
      25,000   0.93          A/A2          Irwin Home Equity Co., Floating Rate Note, 4/25/30                            $    19,796
       4,973                 AA+/Aa1       Master Asset Backed Securities Trust, 0.67375%, 5/25/35                             4,845
                                                                                                                         -----------
                                                                                                                         $    24,641
                                                                                                                         -----------
                                           Total Diversified Financials                                                  $   142,370
                                                                                                                         -----------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $826,495)                                                               $   809,313
                                                                                                                         -----------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS - 11.9%
                                           Banks - 8.5%
                                           Thrifts & Mortgage Finance - 8.5%
      25,254                 AAA/Baa3      Adjustable Rate Mortgage Trust, 3.339205%, 4/25/35                            $    20,765
      13,023                 NR/B2         Bank of America Alternative Loans Trust, 6.0%, 11/25/34                            13,304
      16,377                 NR/Baa3       Bank of America Alternative Loans Trust, 6.0%, 3/25/34                             16,785
      37,177                 NR/B2         Bank of America Alternative Loans Trust, 6.0%, 4/25/34                             36,482
      42,138                 NR/B2         Bank of America Alternative Loans Trust, 5.25%, 5/25/19                            42,696


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                                    Value
                                          Thrifts & Mortgage Finance - (continued)
     38,018                 NR/B1         Bank of America Alternative Loans Trust, 5.5%, 11/25/19                    $    38,390
     43,279                 AAA/Aa3       Bank of America Alternative Loans Trust, 5.75%, 4/25/33                         45,305
     17,296                 CCC/B1        Bank of America Fund, 5.75%, 10/25/35                                           17,055
     31,517                 AAA/Aaa       Bayview Commercial Asset Trust, 0.67375%, 4/25/34                               24,469
    250,613                 AA/A3         Bayview Commercial Asset Trust, 2.83149%, 9/25/37                               23,207
     71,058         2.70    AAA/Baa2      Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/33              62,193
     27,986         5.16    A-/B1         Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/35              26,352
     57,029                 AAA/Aaa       Charlie Mac, 5.0%, 10/25/34                                                     58,080
     57,537                 NR/Baa1       Citigroup Mortgage Loan Trust, 6.75%, 8/25/34                                   61,114
     40,579         2.70    A-/NR         Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35                      36,832
     11,956                 BB/B2         Countrywide Alternative Loan Trust, 5.5%, 1/25/35                               12,101
     51,121                 AAA/NR        Countrywide Alternative Loan Trust, 5.5%, 8/25/34                               47,961
     19,627         5.75    AAA/Baa3      Countrywide Alternative Loan Trust, Floating Rate Note, 3/25/34                 18,615
    105,640         0.68    AAA/Ba1       Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/34                100,917
     22,985                 AAA/Aa3       Countrywide Alternative Loan Trust, 4.25%, 9/25/33                              23,228
     74,026                 B+/NR         Countrywide Alternative Loan Trust, 5.25%, 9/25/33                              76,399
     26,665                 B/Caa2        Countrywide Alternative Loan Trust, 5.5%, 3/25/35                               22,691
     19,028                 NR/Ba2        Countrywide Home Loan, 5.5%, 3/25/34                                            19,073
        789         2.91    BB/B1         Countrywide Home Loan, Floating Rate Note, 9/25/33                                 600
     75,898         1.49    AAA/NR        Deutsche Mortgage Securities, Inc., Floating Rate Note, 10/25/47                75,850
     25,749         2.91    CC/C          DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                                 7,447
  3,400,000                 BBB/Baa2      Extended Stay America Trust, 1.165%, 1/5/16 (d)                                 38,410
     26,214                 CCC/NR        First Horizon Asset Securities, Inc., 6.0%, 5/25/36                             24,058
     11,182         0.64    AAA/Ba3       Global Tower Partners Acquisition, Floating Rate Note, 10/25/44                  7,687
     50,000         5.31    BBB+/Baa2     GMAC Commercial Mortgage Securities, Inc., Floating Rate Note, 5/10/36          47,874
     25,000                 A/A2          GMAC Commercial Mortgage Securities, Inc., 5.307%, 4/10/40                      24,074
     50,000                 NR/NR         GS Mortgage Securities Corp., II, 4.209%, 2/10/21                               47,395
     31,293                 BB+/NR        GSR Mortgage Loan Trust, 5.25%, 7/25/35                                         28,722
      8,445         0.87    AAA/Baa2      Impac CMB Trust, Floating Rate Note, 9/25/34                                     6,214
    100,000                 BBB+/Baa1     JPMorgan Chase Commercial Mortgage Securities Corp., 4.65%, 7/15/28             97,933
     53,741                 NR/Ba1        JPMorgan Chase Commercial Mortgage Securities Corp., 0.5465%,
                                          11/15/18                                                                        47,035
     30,000                 NR/Baa3       JPMorgan Chase Commercial Mortgage Securities Corp., 5.53853%,
                                          7/12/37                                                                         23,405
     46,290                 BB-/NR        JPMorgan Mortgage Trust, 5.2167%, 6/25/35                                       43,871
     24,768                 NR/B2         JPMorgan Mortgage Trust, 5.345285%, 10/25/35                                    22,268
     26,582         2.58    CCC/B1        JPMorgan Mortgage Trust, Floating Rate Note, 11/25/35                           25,691
     16,483                 AAA/Aaa       Lehman Brothers Small Balance Commercial, 5.41%, 12/25/36                       16,270
     26,020                 B+/NR         Master Alternative Loans Trust, 5.5%, 10/25/19                                  26,654
     39,164         6.76    A-/NR         Master Seasoned Securities Trust, Floating Rate Note, 9/25/32                   40,994
     12,819                 AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                                   12,916
    102,259         0.46    AAA/Baa2      MLCC Mortgage Investors, Inc., Floating Rate Note, 4/25/29                      86,499
    100,000                 NR/NR         Morgan Stanley Reremic Trust, 5.0%, 11/26/36                                    96,615
     37,656                 NR/Aa3        PHH Mortgage Capital, 6.6%, 12/25/27                                            36,734
    276,163                 AAA/NR        Residential Asset Securities Trust, 0.66%, 5/25/33                             245,898
     50,817                 B/NR          Residential Asset Securities Trust, 5.5%, 7/25/35                               45,242
     18,675                 BB+/NR        Residential Funding Mortgage Securities, Inc., 5.5%, 8/25/35                    18,804
     30,764                 B-/B2         Structured Asset Securities Corp., 5.0%, 5/25/35                                30,270
     22,011         2.57    AAA/A1        Structured Asset Securities Corp., Floating Rate Note, 5/25/24                  20,213

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                              Value
                                          Thrifts & Mortgage Finance - (continued)
     45,448                 AAA/A3        Structured Asset Securities Corp., 2.6671%, 10/25/33                 $    40,382
      7,820                 CC/NR         WaMu Mortgage Pass Trust, 4.82069%, 9/25/35                                7,623
     19,313                 BB-/B1        Wells Fargo Mortgage Backed Securities Trust, 5.5%, 10/25/35              19,122
     57,352   2.88          BBB-/B1       Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                          10/25/35                                                                  51,694
     17,003   5.04          CC/Aaa        Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                          9/25/35                                                                   16,495
     22,355                 AA+/Ba2       Wells Fargo Mortgage Backed Securities Trust, 5.25%, 10/25/35             21,383
     60,130                 AA/NR         Wells Fargo Mortgage Backed Securities Trust, 2.808194%, 6/25/35          54,683
     62,371                 NR/B1         Wells Fargo Mortgage Backed Securities Trust, 4.832239%, 3/25/36          55,104
                                                                                                               -----------
                                                                                                               $ 2,356,143
                                                                                                               -----------
                                          Total Banks                                                          $ 2,356,143
                                                                                                               -----------
                                          Diversified Financials - 2.5%
                                          Asset Management & Custody Banks - 0.2%
     55,232   4.67          NR/NR         Jefferies & Co., Inc., Floating Rate Note, 5/26/37                   $    54,446
                                                                                                               -----------
                                          Consumer Finance - 0.0%+
         97                 NR/Aa2        GMAC Mortgage Corp., Loan Trust, 4.25%, 7/25/40                      $        97
                                                                                                               -----------
                                          Diversified Financial Services - 1.9%
     63,000                 A+/Baa2       American Tower Trust, 5.9568%, 4/15/14                               $    66,808
     42,749   2.88          AAA/Aaa       Bank of America Mortgage Securities, Floating Rate Note, 7/25/33          40,009
     29,082                 AAA/Ba1       Bank of America Mortgage Securities, 4.75%, 10/25/20                      28,030
     60,301   2.75          AAA/Aaa       Bank of America Mortgage Securities, Floating Rate Note, 6/25/34          56,934
     23,096   5.11          AA-/NR        Bank of America Mortgage Securities, Floating Rate Note, 9/25/35          21,578
      7,173                 CCC/Caa1      Chaseflex Trust, 5.0%, 5/25/20                                             6,612
     75,000                 NR/NR         Credit Suisse Mortgage Capital Certificates, 4.25%, 6/25/50               71,018
     40,000                 BBB/A1        Credit Suisse Mortgage Capital Certificates, 5.343%, 12/15/39             36,272
     38,859                 CCC/NR        JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                            27,555
     52,203                 AAA/NR        Residential Accredit Loans, Inc., 6.0%, 10/25/34                          52,847
     15,169                 AAA/Aa3       Residential Accredit Loans, Inc., 5.0%, 1/25/33                           15,466
     50,000                 AAA/Baa3      Residential Accredit Loans, Inc., 5.75%, 4/25/34                          49,102
     24,466   0.83          AAA/Baa2      Residential Accredit Loans, Inc., Floating Rate Note, 4/25/34             22,333
     25,530   2.54          AAA/Baa3      Structured Adjustable Rate Mortgage, Floating Rate Note, 2/25/34          20,131
                                                                                                               -----------
                                                                                                               $   514,695
                                                                                                               -----------
                                          Investment Banking & Brokerage - 0.4%
     25,000                 BB+/A3        Bear Stearns Commercial Mortgage Securities, 5.760%, 9/11/38         $    19,605
    100,000   7.33          BBB+/Baa2     Bear Stearns Commercial Mortgage Securities, Floating Rate Note,
                                          10/15/36                                                                  98,330
                                                                                                               -----------
                                                                                                               $   117,935
                                                                                                               -----------
                                          Specialized Finance - 0.0%+
      2,837   0.83          AA/Caa1       INDX 2004-AR1 2A, Floating Rate Note, 4/25/34                        $     1,833
                                                                                                               -----------
                                          Total Diversified Financials                                         $   689,006
                                                                                                               -----------

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Floating      S&P/Moody's
   Principal Rate (b)      Ratings
  Amount ($) (unaudited)   (unaudited)                                                                                         Value
    36,594                 AAA/B1            Real Estate - 0.9%
    21,276                 CC/NR             Mortgage Real Estate Investment Trust - 0.9%
    35,000                 CCC-/B1           American Home Mortgage Investment Trust, 2.465%, 6/25/45                    $    32,004
    37,331   1.79          AA+/WR            Credit Suisse First Boston Mortgage Securities Corp., 5.0%, 8/25/20              21,042
                                             Credit Suisse First Boston Mortgage Securities Corp., 6.006%, 11/15/36           31,573
    38,395                 CC/Caa1           Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note,
    50,000                 A+/NR             8/25/33                                                                          34,250
    50,000                 A-/NR             Deutsche Alternative Asset Securities, Inc., 5.5%, 11/25/35                      31,846
    30,000   4.49          NR/A3             FREMF Mortgage Trust, 4.437%, 11/25/17                                           45,287
                                             FREMF Mortgage Trust, 4.437%, 11/25/17                                           41,705
                                             FREMF Mortgage Trust, Floating Rate Note, 1/25/46                                25,316
                                                                                                                         -----------
                                                                                                                         $   263,023
                                                                                                                         -----------
                                             Total Real Estate                                                           $   263,023
                                                                                                                         -----------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (Cost $3,507,855)                                                           $ 3,308,172
                                                                                                                         -----------
                                             CORPORATE BONDS - 42.8%
                                             Energy - 6.5%
                                             Coal & Consumable Fuels - 0.9%
    50,000                 B/Caa1            Foresight Energy LLC, 9.625%, 8/15/17 (144A)                                $    51,250
   100,000                 BB+/Ba1           Peabody Energy Corp., 6.0%, 11/15/18                                            102,000
   100,000                 B/B2              Penn Virginia Resource Partner LP, 8.25%, 4/15/18                               100,500
                                                                                                                         -----------
                                                                                                                         $   253,750
                                                                                                                         -----------
                                             Oil & Gas Drilling - 1.0%
    55,957                 NR/NR             DDI Holding AS, 9.3%, 1/19/12 (144A)                                        $    55,118
   110,000                 B-/B3             Offshore Group Investment, Ltd., 11.5%, 8/1/15                                  118,938
   100,000                 BBB+/Baa1         Pride International, Inc., 6.875%, 8/15/20                                      117,243
                                                                                                                         -----------
                                                                                                                         $   291,299
                                                                                                                         -----------
                                             Oil & Gas Equipment & Services - 1.1%
   100,000                 B-/B3             Expro Finance Luxembourg SCA, 8.5%, 12/15/16                                $    88,000
   100,000                 BB/Ba3            Oil States International, Inc., 6.5%, 6/1/19                                    102,250
    86,000                 BBB/Baa2          Weatherford International, Ltd., 9.625%, 3/1/19                                 111,223
                                                                                                                         -----------
                                                                                                                         $   301,473
                                                                                                                         -----------
                                             Oil & Gas Exploration & Production - 1.2%
    35,000                 BB-/B2            Berry Petroleum Co., 10.25%, 6/1/14                                         $    39,594
    75,000                 B-/B3             Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                                        75,375
    45,444                 BBB+/NR           Gazprom International SA, 7.201%, 2/1/20 (144A)                                  48,001
    16,360                 BBB+/NR           Gazprom International SA, 7.201%, 2/1/20                                         17,280
   100,000                 BBB-/Baa2         TNK-BP Finance SA, 7.25%, 2/2/20                                                103,000
    25,000                 B/Caa1            W&T Offshore, Inc., 8.5%, 6/15/19                                                25,875
                                                                                                                         -----------
                                                                                                                         $   309,125
                                                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

                   Floating      S&P/Moody's
        Principal  Rate (b)      Ratings
       Amount ($)  (unaudited)   (unaudited)                                                                 Value
                                               Oil & Gas Storage & Transportation - 2.3%
         35,000                  BBB/Baa3      Buckeye Partners LP, 6.05%, 1/15/18                     $    38,765
         73,000                  BBB/Baa2      DCP Midstream LP, 9.75%, 3/15/19                             95,162
         56,000    8.38          BB/Ba1        Enterprise Products LLC, Floating Rate Note, 8/1/66          59,920
         50,000                  BB/Ba1        Enterprise Products Operating LLC, 7.0%, 6/1/67              49,063
         83,000                  BBB-/Baa3     Plains All America Pipeline, 6.125%, 1/15/17                 93,835
         99,000                  A/A3          Questar Pipeline Co., 5.83%, 2/1/18                         115,814
        100,000                  BBB-/Ba1      Rockies Express Pipeline LLC, 5.625%, 4/15/20                95,234
         66,000                  BB/Ba1        Southern Union Co., 7.2%, 11/1/66                            61,545
         35,000                  BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                   39,406
                                                                                                       -----------
                                                                                                       $   648,744
                                                                                                       -----------
                                               Total Energy                                            $ 1,804,391
                                                                                                       -----------
                                               Materials - 3.7%
                                               Aluminum - 0.5%
         70,000                  BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20                             $    72,728
         50,000                  B/B2          Novelis, Inc., 8.375%, 12/15/17                              53,125
                                                                                                       -----------
                                                                                                       $   125,853
                                                                                                       -----------
                                               Commodity Chemicals - 0.3%
        100,000                  BB-/Ba2       Nova Chemicals Corp., 8.375%, 11/1/16                   $   109,000
                                                                                                       -----------
                                               Construction Materials - 0.3%
         50,000                  CCC+/NR       C10 Capital SPV, Ltd., BVI, 6.277%, 5/29/49             $    25,883
        100,000    6.72          CCC+/BBB-     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49          51,500
                                                                                                       -----------
                                                                                                       $    77,383
                                                                                                       -----------
                                               Diversified Chemical - 0.1%
 EURO    25,000                  CCC/Caa1      Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)        $    23,942
                                                                                                       -----------
                                               Diversified Metals & Mining - 0.7%
        100,000                  BBB-/Baa3     AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20         $    99,346
         20,000                  BBB-/Baa2     Southern Copper Corp., 5.375%, 4/16/20                       21,094
        100,000                  BB/Ba2        Vedenta Resources Plc, 9.5%, 7/18/18 (144A)                  86,000
                                                                                                       -----------
                                                                                                       $   206,440
                                                                                                       -----------
                                               Metal & Glass Containers - 0.2%
         50,000                  B-/B2         AEP Industries, Inc., 8.25%, 4/15/19                    $    50,750
                                                                                                       -----------
                                               Paper Packaging - 0.1%
         35,000                  B/Caa1        Graham Packaging Co., LP, 8.25%, 1/1/17                 $    36,229
                                                                                                       -----------
                                               Paper Products - 0.2%
         40,000                  A-/Baa3       Georgia-Pacific LLC, 5.4%, 11/1/20                      $    44,306
                                                                                                       -----------
                                               Specialty Chemicals - 0.3%
         65,000                  BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17                   $    77,755
                                                                                                       -----------
                                               Steel - 1.0%
         40,000                  BBB-/Baa3     ArcelorMittal SA, 5.25%, 8/5/20                         $    36,322
         25,000                  BBB-/Baa3     ArcelorMittal SA, 5.5%, 3/1/21                               22,948
         75,000                  BBB-/Baa3     ArcelorMittal SA, 6.125%, 6/1/18                             74,067
         75,000                  B+/B3         Essar Steel Algoma, Inc., 9.375%, 3/15/15                    72,750
        100,000                  NR/B2         Metinvest BV, 8.75%, 2/14/18                                 82,150
                                                                                                       -----------
                                                                                                       $   288,237
                                                                                                       -----------
                                               Total Materials                                         $ 1,039,895
                                                                                                       -----------

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
        Principal Rate (b)      Ratings
       Amount ($) (unaudited)   (unaudited)                                                                                    Value
         75,000                 BB+/Ba3         Capital Goods - 2.5%
         60,000                 BBB-/Ba2        Building Products - 0.5%
                                                Building Materials Corp., 6.875%, 8/15/18 (144A)                         $    78,750
                                                MASCO Corp., 7.125%, 3/15/20                                                  60,553
                                                                                                                         -----------
                                                                                                                         $   139,303
                                                                                                                         -----------
                                                Construction & Engineering - 0.6%
        100,000                 BB-/Ba3         Dycom Investments, Inc., 7.125%, 1/15/21                                 $   101,000
         75,000                 B+/Ba3          Empresas ICA SAB de CV, 8.9%, 2/4/21                                          67,125
                                                                                                                         -----------
                                                                                                                         $   168,125
                                                                                                                         -----------
                                                Construction & Farm Machinery & Heavy Trucks - 0.3%
         50,000                 BB-/Ba2         Boart Longyear Management, Ltd., 7.0%, 4/1/21                            $    50,750
         22,000                 A/Baa2          Cummins, Inc., 6.75%, 2/15/27                                                 26,802
                                                                                                                         -----------
                                                                                                                         $    77,552
                                                                                                                         -----------
                                                Electrical Components & Equipment - 0.2%
         50,000                 B/B3            Coleman Cable, Inc., 9.0%, 2/15/18                                       $    49,563
                                                                                                                         -----------
                                                Industrial Machinery - 0.4%
         49,000                 CCC+/Caa2       Mueller Water Products, Inc., 7.375%, 6/1/17                             $    44,590
         65,000                 B+/Aaa          WPE International, UA, 10.375%, 9/30/20                                       57,850
                                                                                                                         -----------
                                                                                                                         $   102,440
                                                                                                                         -----------
                                                Trading Companies & Distributors - 0.5%
        100,000                 BBB-/BBB-       Aviation Capital Group Corp., 6.75%, 4/6/21                              $    94,218
         71,000                 B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17                                      72,509
                                                                                                                         -----------
                                                                                                                         $   166,727
                                                                                                                         -----------
                                                Total Capital Goods                                                      $   703,710
                                                                                                                         -----------
                                                Transportation - 0.7%
                                                Air Freight & Couriers - 0.3%
  EURO   70,000                 CCC+/Caa2       Ceva Group Plc, 8.5%, 12/1/14 (144A)                                     $    61,602
                                                                                                                         -----------
                                                Airlines - 0.3%
         50,000                 BBB-/Baa3       American Airlines 2011-2 Class A Pass Through Trust, 8.625%, 10/15/21    $    51,000
         33,363                 A-/Baa2         Delta Airlines, Inc., 4.95%, 11/23/19                                         33,780
            809                 B+/WR           Delta Airlines, Inc., 7.779%, 1/2/12                                             809
                                                                                                                         -----------
                                                                                                                         $    85,589
                                                                                                                         -----------
                                                Marine - 0.1%
         27,818                 NR/NR           Horizon Lines, Inc., 6.0%, 4/15/17                                       $    21,559
         15,454                 NR/NR           Horizon Lines, Inc., 6.0%, 4/15/17 (e)                                        11,127
                                                                                                                         -----------
                                                                                                                         $    32,686
                                                                                                                         -----------
                                                Total Transportation                                                     $   179,877
                                                                                                                         -----------
                                                Consumer Durables & Apparel - 0.5%
                                                Homebuilding - 0.5%
        130,000                 BB-/Ba3         Desarrolladora Homex SAB de CV, 9.5%, 12/11/19 (144A)                    $   126,425
                                                                                                                         -----------
                                                Total Consumer Durables & Apparel                                        $   126,425
                                                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

                   Floating      S&P/Moody's
        Principal  Rate (b)      Ratings
       Amount ($)  (unaudited)   (unaudited)                                                                        Value
                                               Consumer Services - 1.4%
                                               Casinos & Gaming - 1.3%
 EURO   103,000                  B/B2          Codere Finance SA, 8.25%, 6/15/15 (144A)                        $   122,634
 EURO   108,000    8.25          BB/Ba2        Lottomatica S.p.A., Floating Rate Note, 3/31/66 (144A)              108,977
         35,000                  NR/WR         Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (c)                  1,575
 EURO    50,000                  B-/B3         Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                         51,766
         55,000                  BB-/B1        Scientific Games International, Inc., 9.25%, 6/15/19 (144A)          58,300
                                                                                                               -----------
                                                                                                               $   343,252
                                                                                                               -----------
                                               Education Services - 0.1%
         25,000                  AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11             $    34,391
                                                                                                               -----------
                                               Total Consumer Services                                         $   377,643
                                                                                                               -----------
                                               Media - 1.3%
                                               Advertising - 0.2%
         50,000                  B-/Caa2       Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18                  $    36,875
                                                                                                               -----------
                                               Broadcasting - 1.1%
         55,000                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)                    $    53,075
          3,122                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                                 3,013
        100,000                  NR/Baa3       Myriad International Holding Bhd, 6.375%, 7/28/17                   106,500
 EURO   100,000                  B/B1          Nara Cable Funding, Ltd., 8.875%, 12/1/18                           113,885
         25,000                  B-/Caa1       Telesat Canada / Telesat LLC, 12.5%, 11/1/17                         27,938
                                                                                                               -----------
                                                                                                               $   304,411
                                                                                                               -----------
                                               Publishing - 0.0%+
         25,000                  B-/Caa1       Interactive Data Corp., 10.25%, 8/1/18                          $    27,400
                                                                                                               -----------
                                               Total Media                                                     $   368,686
                                                                                                               -----------
                                               Retailing - 1.0%
                                               Internet Retail - 1.0%
        125,000                  BBB-/Ba1      Expedia, Inc., 5.95%, 8/15/20                                   $   126,054
        143,000                  B/B3          Ticketmaster, Inc., 10.75%, 8/1/16                                  152,295
                                                                                                               -----------
                                                                                                               $   278,349
                                                                                                               -----------
                                               Total Retailing                                                 $   278,349
                                                                                                               -----------
                                               Food & Drug Retailing - 0.5%
                                               Drug Retail - 0.5%
         87,194                  BBB+/Baa2     CVS Pass-Through Trust, 6.036%, 12/10/28                        $    90,742
         39,150                  BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/10/33                              40,014
                                                                                                               -----------
                                                                                                               $   130,756
                                                                                                               -----------
                                               Total Food & Drug Retailing                                     $   130,756
                                                                                                               -----------
                                               Food, Beverage & Tobacco - 2.1%
                                               Agricultural Products - 0.5%
        150,000                  BBB-/Ba1      Viterra, Inc., 5.95%, 8/1/20                                    $   153,293
                                                                                                               -----------
                                               Brewers - 0.3%
         68,000                  B/B1          Cerveceria Nacio, SA de CV, 8.0%, 3/27/14 (144A)                $    70,040
                                                                                                               -----------
                                               Packaged Foods & Meats - 0.9%
         50,000                                Del Monte Corp., 7.625%, 2/15/19                                $    48,000
        100,000                  BB/B1         JBS Finance II, Ltd., 8.25%, 1/29/18                                 90,750
        150,000                  B+/B1         Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                         111,000
                                                                                                               -----------
                                                                                                               $   249,750
                                                                                                               -----------

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Floating      S&P/Moody's
        Principal  Rate (b)      Ratings
       Amount ($)  (unaudited)   (unaudited)                                                                                  Value
                                                 Tobacco - 0.4%
          115,000                B/B2            Alliance One International, Inc., 10.0%, 7/15/16                        $   103,500
                                                                                                                         -----------
                                                 Total Food, Beverage & Tobacco                                          $   576,583
                                                                                                                         -----------
                                                 Health Care Equipment & Services - 0.7%
                                                 Health Care Facilities - 0.7%
          150,000                B/B3            CHS/Community Health Systems, Inc., 8.0%, 11/15/19                      $   151,500
           50,000                BB-/B1          Tenet Healthcare Corp., 6.25%, 11/1/18                                       50,875
                                                                                                                         -----------
                                                                                                                         $   202,375
                                                                                                                         -----------
                                                 Total Health Care Equipment & Services                                  $   202,375
                                                                                                                         -----------
                                                 Pharmaceuticals & Biotechnology - 0.3%
                                                 Life Sciences Tools & Services - 0.3%
           90,000                B/Caa1          Catalent Pharma Solution, Inc., 9.5%, 4/15/17 (144A)                    $    92,475
                                                                                                                         -----------
                                                 Total Pharmaceuticals & Biotechnology                                   $    92,475
                                                                                                                         -----------
                                                 Banks - 4.2%
                                                 Diversified Banks - 2.4%
  EURO    450,000                AAA/Aaa         Asian Development Bank, Ltd., 3.375%, 5/20/14 (d)                       $    77,319
           65,000                BBB/Baa2        Banco de Credito del Peru, SA, 5.375%, 9/16/20                               63,427
           65,000                NR/Baa3         Banco de Credito del Peru/Panama, SA, 6.875%, 9/16/26                        66,463
          100,000                NR/Baa2         BanColombia SA, 5.95%, 6/3/21                                               100,375
          100,000                BB+/NR          BBVA Banco Continental via Continental Trustees Cayman, Ltd., 7.375%,
                                                 10/7/40 (144A)                                                              100,980
  NOK     180,000                AAA/Aaa         International Bank for Reconstruction & Development, Ltd., 3.25%,
                                                 4/14/14                                                                      30,861
          100,000                A/A2            Intesa Sanpaolo S.p.A., 6.5%, 2/24/21                                        82,071
  TRY     250,000                AA/Aaa          Rabobank Nederland NV, 0.0%, 3/3/15                                          96,870
           50,000                NR/Aaa          Rabobank Nederland NV, 6.875%, 3/19/20                                       55,034
                                                                                                                         -----------
                                                                                                                         $   673,400
                                                                                                                         -----------
                                                 Regional Banks - 1.8%
          100,000                BB/Baa3         Capital One Capital V, 10.25%, 8/15/39                                  $   103,750
           53,000                A/Aa3           Mellon Funding Corp., 5.5%, 11/15/18                                         58,739
           80,000                BBB/Baa3        PNC Financial Services Group, Inc., 6.75%, 7/29/49                           78,234
          161,000   8.25         BBB/Baa3        PNC Financial Services Group, Inc., Floating Rate Note, 5/29/49             164,736
          100,000                BBB+/Baa1       State Street Capital Corp., 8.25%, 1/29/49                                   98,373
                                                                                                                         -----------
                                                                                                                         $   503,832
                                                                                                                         -----------
                                                 Thrifts & Mortgage Finance - 0.0%+
            2,699                AAA/WR          Realkredit Danmark, 7.0%, 10/1/32                                       $       526
                                                                                                                         -----------
                                                 Total Banks                                                             $ 1,177,758
                                                                                                                         -----------
                                                 Diversified Financials - 6.4%
                                                 Asset Management & Custody Banks - 0.1%
           35,000                BBB+/Baa2       Ameriprise Financial, Inc., 7.518%, 6/1/66                              $    35,263
            9,000                BBB-/Baa3       Janus Capital Group, Inc., 6.95%, 6/15/17                                     9,551
                                                                                                                         -----------
                                                                                                                         $    44,814
                                                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

                   Floating      S&P/Moody's
        Principal  Rate (b)      Ratings
       Amount ($)  (unaudited)   (unaudited)                                                                          Value
                                               Consumer Finance - 1.2%
CNY   1,000,000                  A/A2          Caterpillar Financial Services, Inc., 1.35%, 7/12/13             $   156,569
        106,000    4.00          BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                                98,396
        118,000                  B/B3          Springleaf Finance Corp., 6.9%, 12/15/17                              84,960
                                                                                                                -----------
                                                                                                                $   339,925
                                                                                                                -----------
                                               Diversified Finance Services - 1.2%
        115,000                  BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                              $   121,129
         25,000                  BBB+/Baa2     Hyundai Capital Services, Inc., 4.375%, 7/27/16                       25,496
        172,000                  BBB/Baa1      JPMorgan Chase & Co., 7.9%, 4/29/49                                  183,127
                                                                                                                -----------
                                                                                                                $   329,752
                                                                                                                -----------
                                               Investment Banking & Brokerage - 2.7%
         96,298                  BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                     $   105,861
        245,000    5.79          BB+/Baa2      Goldman Sachs Capital Corp., Floating Rate Note, 6/1/43              150,675
         20,000                  BBB/Baa2      Jefferies Group, Inc., 5.125%, 4/13/18                                17,600
         95,000                  BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                                85,500
         75,000                  A-/A2         Macquarie Group, Ltd., 6.0%, 1/14/20                                  70,350
         60,000                  A-/A2         Morgan Stanley, Inc., 5.5%, 1/26/20                                   54,617
        111,000    6.63          A-/A2         Morgan Stanley Dean Witter, Inc., Floating Rate Note, 4/1/18         109,606
         75,000                  BBB/Baa2      Raymond James Financial, Inc., 4.25%, 4/15/16                         76,622
         50,000                  NR/Baa3       Scottrade Financial Services, Inc., 6.125%, 7/11/21                   50,185
         30,000                  A-/Baa1       TD Ameritrade Holding Corp., 5.6%, 12/1/19                            32,437
                                                                                                                -----------
                                                                                                                $   753,453
                                                                                                                -----------
                                               Specialized Finance - 1.2%
         75,000                  BBB/Baa1      Banque PSA Finance SA, 5.75%, 4/4/21                             $    67,731
        121,000                  BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19                               116,688
        146,000    7.68          CCC-/Caa2     NCO Group, Inc., Floating Rate Note, 11/15/13                        136,145
                                                                                                                -----------
                                                                                                                $   320,564
                                                                                                                -----------
                                               Total Diversified Financials                                     $ 1,788,508
                                                                                                                -----------
                                               Insurance - 5.1%
                                               Insurance Brokers - 1.0%
         58,000                  CCC+/Caa1     Hub International Holdings, Inc., 10.25%, 6/15/15 (144A)         $    57,565
         85,000                  BBB-/Baa3     Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                     93,187
        133,000    6.68          CCC/B3        Usi Holdings Corp., Floating Rate Note, 11/15/14                     121,363
                                                                                                                -----------
                                                                                                                $   272,115
                                                                                                                -----------
                                               Life & Health Insurance - 1.8%
         55,000                  BBB/Baa3      Delphi Financial Group, Inc., 7.875%, 1/31/20                    $    62,525
        137,000                  BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                               114,053
        100,000                  BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                        132,000
        110,000                  A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                              122,070
         10,000                  A/Baa2        Prudential Financial, Inc., 6.2%, 1/15/15                             10,928
         50,000                  BBB+/Baa3     Prudential Financial, Inc., 8.875%, 6/15/38                           57,250
                                                                                                                -----------
                                                                                                                $   498,826
                                                                                                                -----------
                                               Multi-Line Insurance - 0.7%
         80,000                  BBB/Baa3      Genworth Financial, Inc., 7.2%, 2/15/21                          $    73,005
        123,000                  BB/Baa3       Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)                     103,320
         26,000                  BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                      27,836
                                                                                                                -----------
                                                                                                                $   204,161
                                                                                                                -----------

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                         Value
                                          Property & Casualty Insurance - 1.0%
   129,000                  BBB-/Baa3     The Hanover Insurance Group, Inc., 7.625%, 10/15/25             $   146,843
    25,000                  BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                      28,650
   105,000                  BB+/Ba2       White Mountains Re Group, Ltd., 7.506%, 5/29/49                      95,659
                                                                                                          -----------
                                                                                                          $   271,152
                                                                                                          -----------
                                          Reinsurance - 0.6%
    61,000                  BBB/BBB+      Platinum Underwriters HD, 7.5%, 6/1/17                          $    64,198
   100,000                  BBB/Baa2      Validus Holdings, Ltd., 8.875%, 1/26/40                             109,250
                                                                                                          -----------
                                                                                                          $   173,448
                                                                                                          -----------
                                          Total Insurance                                                 $ 1,419,702
                                                                                                          -----------
                                          Real Estate - 1.9%
                                          Diversified Real Estate Activities - 0.2%
    75,000                  BB-/NR        BR Malls International Finance, Ltd., 8.5%, 12/31/99            $    76,875
                                                                                                          -----------
                                          Diversified Real Estate Investment Trust - 0.2%
    10,000                  BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14                       $    10,921
    20,000                  BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                              20,809
                                                                                                          -----------
                                                                                                          $    31,730
                                                                                                          -----------
                                          Real Estate Operating Companies - 0.0%+
     5,678    7.09          B/NR          Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)             $     1,731
                                                                                                          -----------
                                          Retail Real Estate Investment Trust - 0.3%
    80,000                  BB+/Baa3      Developers Diversified Realty Trust, 7.5%, 4/1/17               $    86,364
                                                                                                          -----------
                                          Specialized Real Estate Investment Trust - 1.2%
   100,000                  BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14                   $   108,660
    50,000                  BB-/B2        Sabra Health Care LP / Sabra Capital Corp., 8.125%, 11/1/18          50,500
   111,000                  BBB-/Baa3     Senior Housing Properties Trust, 6.75%, 4/15/20                     113,122
    65,000                  BBB/Baa2      Ventas Realty LP / V, 6.5%, 6/1/16                                   67,013
                                                                                                          -----------
                                                                                                          $   339,295
                                                                                                          -----------
                                          Total Real Estate                                               $   535,995
                                                                                                          -----------
                                          Software & Services - 0.4%
                                          Data Processing & Outsourced Services - 0.4%
   100,000                  BB-/Ba2       Audatex North America, Inc., 6.75%, 6/15/18                     $   101,000
                                                                                                          -----------
                                          Total Software & Services                                       $   101,000
                                                                                                          -----------
                                          Telecommunication Services - 2.1%
                                          Alternative Carriers - 0.3%
   100,000                  B/Ba3         PAETEC Holding, Inc., 8.875%, 6/30/17 (144A)                    $   108,000
                                                                                                          -----------
                                          Integrated Telecommunication Services - 1.1%
   100,000                  B/NR          Bakrie Telecom Tbk PT, 11.5%, 5/7/15 (144A)                     $    62,000
    50,000                  B/B1          Cincinnati Bell, Inc., 8.375%, 10/15/20                              49,875
    50,000                  BB/Ba2        Frontier Communications Corp., 8.5%, 4/15/20                         51,188
    40,000                  NR/A2         GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)                        40,960
    60,000                  A/A2          Qtel International FIN, Ltd., 6.5%, 6/10/14                          65,310
                                                                                                          -----------
                                                                                                          $   269,333
                                                                                                          -----------

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                                Value
                                          Wireless Telecommunication Services - 0.7%
    60,000                  NR/Ba3        GTP Acquisition Partners LLC, 7.628%, 6/15/16                          $    58,645
    80,000                  B+/B2         NII Capital Corp., 8.875%, 12/15/19                                         84,200
    50,000                  NR/NR         WCP Wireless Site Funding LLC, 6.829%, 11/15/15                             52,007
                                                                                                                 -----------
                                                                                                                 $   194,852
                                                                                                                 -----------
                                          Total Telecommunication Services                                       $   572,185
                                                                                                                 -----------
                                          Utilities - 1.5%
                                          Electric Utilities - 0.8%
   100,000                  NR/Ba1        Dubai Electricity & Water Authority, 8.5%, 4/22/15                     $   108,000
    25,000                  BB+/Ba1       PPL Capital Funding, Inc., 6.7%, 3/30/67                                    24,388
    83,000                  BBB+/A3       West Penn Power Co., 5.95%, 12/15/17                                        98,038
                                                                                                                 -----------
                                                                                                                 $   230,426
                                                                                                                 -----------
                                          Independent Power Producers & Energy Traders - 0.1%
    20,754                  NR/Ba1        Juniper Generation LLC, 6.79%, 12/31/14 (144A)                         $    16,992
                                                                                                                 -----------
                                          Multi-Utilities - 0.6%
    50,000                  BBB+/Baa2     NY State Gas and Electric Co., 6.15%, 12/15/17 (144A)                  $    56,805
   121,032                  NR/NR         Format Funding Corp., 8.25%, 12/30/20                                      113,157
                                                                                                                 -----------
                                                                                                                 $   169,962
                                                                                                                 -----------
                                          Total Utilities                                                        $   417,380
                                                                                                                 -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $11,802,735)                                                     $11,893,693
                                                                                                                 -----------
                                          U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.7%
    92,875                  AAA/Aaa       Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                        $    95,441
   237,995                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34 - 11/1/39                   256,821
     1,821                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                              1,972
   129,889                  AAA/Aaa       Federal National Mortgage Association, 4.0%, 11/1/41 - 12/1/41             136,610
    86,625                  AAA/Aaa       Federal National Mortgage Association, 4.5%, 3/1/35 - 12/1/41               92,281
    74,222                  AAA/Aaa       Federal National Mortgage Association, 5.0%, 6/1/40 - 4/1/40                80,266
     2,243                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/31 - 2/1/32                2,500
     1,657                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/31 - 2/1/32                 1,888
       226                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/29                            263
   676,544                  NR/NR         Government National Mortgage Association, 1.35404%, 3/16/51                 35,930
   515,852                  NR/NR         Government National Mortgage Association, 1.762244%, 3/15/52                41,154
   308,445                  AAA/NR        Government National Mortgage Association, 1.86376%, 4/16/51                 20,563
   223,976                  AAA/Aaa       Government National Mortgage Association, 4.5%, 9/15/33 - 9/20/39          247,667
    13,344                  AAA/Aaa       Government National Mortgage Association, 5.0%, 4/15/35                     14,883
   197,791                  AAA/Aaa       Government National Mortgage Association, 5.5%, 1/15/34 - 11/15/35         223,093
    97,156                  AAA/Aaa       Government National Mortgage Association, 6.0%, 5/15/17 - 8/15/34          109,700
    12,006                  AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/29 - 11/15/32          13,919
       435                  AAA/Aaa       Government National Mortgage Association, 7.0%, 3/15/31                        511
     2,366                  AAA/Aaa       Government National Mortgage Association, 7.5%, 5/15/23                      2,730
   346,731    1.48          NR/Aaa        Government National Mortgage Association, Floating Rate Note,
                                          10/16/52                                                                    26,944
    69,241                  AAA/Aaa       Government National Mortgage Association II, 4.5%, 9/20/41                  75,665
    14,920                  AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                  16,840
    25,152                  AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33                 28,561
    25,000                  AA+/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                         35,781
   150,000                  AA+/Aaa       U.S. Treasury Notes, 4.375%, 2/15/38                                       193,919

20    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Floating      S&P/Moody's
         Principal Rate (b)      Ratings
        Amount ($) (unaudited)   (unaudited)                                                                               Value
                                               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
         100,000                 AA+/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38                                    $   131,781
          75,000                 AA+/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39                                         99,199
         100,000                 AA+/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31                                      142,531
                                                                                                                     -----------
                                                                                                                     $ 2,129,413
                                                                                                                     -----------
                                               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                               (Cost $1,940,296)                                                     $ 2,129,413
                                                                                                                     -----------
                                               FOREIGN GOVERNMENT BONDS - 8.6%
AUD        7,000                 NR/Aaa        Australia Government Bonds, 5.75%, 4/15/12                            $     7,192
BRL      300,000                 BBB/Baa2      Brazilian Government, 10.25%, 1/10/28                                     183,555
CAD      495,000                 AAA/Aaa       Canada Housing Trust No. 1, 3.75%, 3/15/20                                541,148
CAD       60,000                 AAA/Aaa       Canadian Government, 4.25%, 6/1/18                                         68,762
CAD      100,000                 NR/NR         Canadian Treasury Bill, 0.0%, 2/16/12                                      98,107
SEK      980,000                 AAA/Aaa       Government of Sweden, 5.5%, 10/8/12                                       147,047
IDR  300,000,000                 BB+/NR        Indonesia Recapitalization Bond, 14.245%, 6/15/13                          37,460
IDR  200,000,000                 BB+/NR        Indonesia Recapitalization Bond, 14.275%, 12/15/13                         25,796
IDR  100,000,000                 BB+/Ba1       Indonesia Treasury Bonds, 12.5%, 3/15/13                                   12,034
IDR  200,000,000                 BB+/Ba1       Indonesia Treasury Bonds, 11.0%, 12/15/12                                  23,394
IDR   75,000,000                 NR/Ba1        Indonesia Treasury Bonds, 9.0%, 9/15/13                                     8,821
EURO      80,000                 BBB+/Ba1      Ireland Government Bonds, 4.5%, 4/18/20                                    79,265
EURO      80,000                 BBB+/Ba1      Ireland Government Bonds, 5.0%, 10/18/20                                   83,833
EURO      60,000                 BBB+/Ba1      Ireland Government Bonds, 5.9%, 10/18/19                                   66,390
EURO     100,000                 NR/A2         Italy Buoni Poliennali Del Tesoro, 5.0%, 3/1/22                           111,349
NOK    1,280,000                 AAA/Aaa       Norway Government Bonds, 4.25%, 5/19/17                                   238,721
NOK      315,000                 AAA/Aaa       Norway Government Bonds, 5.0%, 5/15/15                                     58,514
         176,000                 AA-/Aa1       Ontario Province, 5.5%, 4/23/13                                           183,844
          50,000                 A-/A2         Poland Government International, 6.375%, 7/15/19                           55,375
         100,000                 B/B3          Provincia de Buenos Aires, 10.875%, 1/26/21                                75,250
AUD       69,000                 AAA/Aaa       Queensland Treasury, 6.0%, 8/14/13                                         72,554
SGD       75,000                 NR/Aaa        Singapore Government Bonds, 1.625%, 4/1/13                                 58,765
SEK      290,000                 AAA/Aaa       Sweden Government Bonds, 3.75%, 8/12/17                                    47,731
SEK       50,000                 AAA/Aaa       Sweden Government Bonds, 4.5%, 8/12/15                                      8,178
SEK      550,000                 AAA/Aaa       Sweden Government Bonds, 6.75%, 5/5/14                                     90,639
                                                                                                                     -----------
                                                                                                                     $ 2,383,724
                                                                                                                     -----------
                                               TOTAL FOREIGN GOVERNMENT BONDS
                                               (Cost $2,180,342)                                                     $ 2,383,724
                                                                                                                     -----------
                                               MUNICIPAL BONDS - 6.1%
                                               Municipal Airport - 0.1%
          17,000                 B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29             $    16,389
                                                                                                                     -----------
                                               Municipal Development - 1.3%
          60,000                 BBB/NR        Brazos Harbor Industrial Development Corp., 5.9%, 5/1/38              $    61,120
          65,000                 BBB-/Baa3     Louisiana Local Government Environment, 6.75%, 11/1/32                     68,622
          58,000                 B/B3          New Jersey Economic Development Authority Special Facility Revenue,
                                               7.0%, 11/15/30                                                             57,994
          60,000                 B+/B1         Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30           60,507
          50,000                 BBB/NR        Selma Industrial Development Board, 6.25%, 11/1/33                         53,310
          70,000                 BBB/Baa2      St. John Baptist Parish Louisiana Revenue, 5.125%, 6/1/37                  69,908
                                                                                                                     -----------
                                                                                                                     $   371,461
                                                                                                                     -----------

The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

             Floating      S&P/Moody's
   Principal Rate (b)      Ratings
  Amount ($) (unaudited)   (unaudited)                                                                                    Value
                                         Municipal General - 0.8%
    50,000                 BB-/B1        County of Cook Illinois, 6.5%, 10/15/40                                    $    52,012
    75,000                 A+/A1         New Jersey Transport Trust Fund Authority, 5.5%, 6/15/41                        82,606
    25,000                 AAA/Aa1       New York City Transitional Finance Authority, 5.0%, 11/1/33                     27,351
    66,000                 AA-/Aa3       Wisconsin State General, 5.75%, 5/1/33                                          74,079
                                                                                                                    -----------
                                                                                                                    $   236,048
                                                                                                                    -----------
                                         Municipal Higher Education - 2.4%
    98,000                 AA+/Aa2       California State University Revenue, 5.0%, 11/1/39                         $   101,764
    70,000                 AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%, 7/1/40         76,613
    99,000                 AAA/Aaa       Connecticut State Health & Educational, 5.0%, 7/1/42                           108,040
    50,000                 AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                           55,211
    30,000                 AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                        33,693
    30,000                 AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 6.0%, 7/1/36           35,299
    75,000                 AAA/Aaa       Missouri State Health & Educational Facilities, 5.0%, 11/15/39                  82,900
    25,000                 AAA/Aaa       New York State Dormitory Authority, 5.0%, 10/1/41                               28,046
   100,000                 AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                               109,325
    25,000                 AAA/Aaa       Texas A&M University, 5.0%, 7/1/30                                              29,451
                                                                                                                    -----------
                                                                                                                    $   660,342
                                                                                                                    -----------
                                         Municipal Medical - 0.3%
    25,000                 AA-/A1        Massachusetts Development Finance Agency, 5.375%, 4/1/41                   $    26,678
    50,000                 A/NR          New Hampshire Health, 6.5%, 1/1/41                                              54,140
                                                                                                                    -----------
                                                                                                                    $    80,818
                                                                                                                    -----------
                                         Municipal Pollution - 0.6%
   135,000                 BBB/NR        Brazoria County Environmental, 5.95%, 5/15/33                              $   138,087
    55,000                 B-/Caa2       Ohio State Pollution Control Revenue, 5.65%, 3/1/33                             39,865
                                                                                                                    -----------
                                                                                                                    $   177,952
                                                                                                                    -----------
                                         Municipal Water - 0.6%
    60,000                 AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/41                            $    66,652
    35,000                 AAA/Aaa       Greater Chicago Metropolitan Water Reclamation District, 5.0%, 12/1/30          39,649
    30,000                 AAA/Aaa       Greater Chicago Metropolitan Water Reclamation District, 5.0%, 12/1/32          33,450
    25,000                 AAA/Aa2       Hampton Roads Sanitation District, 5.0%, 4/1/38                                 26,683
                                                                                                                    -----------
                                         TOTAL MUNICIPAL BONDS                                                      $   166,434
                                                                                                                    -----------
                                         (Cost $1,558,535)                                                          $ 1,709,444
                                                                                                                    -----------
                                         SENIOR FLOATING RATE LOAN INTERESTS - 10.1%**
                                         Energy - 1.2%
                                         Coal & Consumable Fuels - 0.4%
   100,000        11.27    NR/NR         PT Bumi Resources Tbk, Loan, 8/7/13                                        $   100,000
                                                                                                                    -----------
                                         Oil & Gas Equipment & Services - 0.8%
   121,308         4.75    NR/NR         FTS International LLC, Term Loan, 5/6/16                                   $   119,953
   115,173         8.50    B+/NR         Hudson Products Holdings, Inc., Term Loan, 8/24/15                             102,504
                                                                                                                    -----------
                                                                                                                    $   222,457
                                                                                                                    -----------
                                         Total Energy                                                               $   322,457
                                                                                                                    -----------
                                         Materials - 0.6%
                                         Commodity Chemicals - 0.3%
    74,811         6.00    NR/B2         CPG International I, Inc., Term Loan, 2/18/17                              $    71,912
                                                                                                                    -----------

22    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                         Value
                                          Precious Metals & Minerals - 0.3%
    93,000    5.25          NR/NR         Fairmount Minerals, Ltd., Tranche B Term Loan, 3/15/17          $    93,000
                                                                                                          -----------
                                          Total Materials                                                 $   164,912
                                                                                                          -----------
                                          Capital Goods - 0.8%
                                          Industrial Machinery - 0.8%
   213,158    4.50          BB-/B1        Alliance Laundry Systems LLC, Term Loan, 9/30/16                $   213,291
                                                                                                          -----------
                                          Total Capital Goods                                             $   213,291
                                                                                                          -----------
                                          Commercial Services & Supplies - 0.5%
                                          Research & Consulting Services - 0.5%
   128,397    5.75          NR/NR         Wyle Services Corp., Term Loan (First Lien), 3/26/17            $   125,829
                                                                                                          -----------
                                          Total Commercial Services & Supplies                            $   125,829
                                                                                                          -----------
                                          Transportation - 0.2%
                                          Air Freight & Couriers - 0.2%
    23,296    0.00          NR/NR         Ceva Group Plc, Dollar Tranche B Pre Funded L/C, 8/31/16        $    21,471
    44,718    5.43          NR/B1         Ceva Group Plc, US Tranche B Term Loan, 8/31/16                      41,215
                                                                                                          -----------
                                                                                                          $    62,686
                                                                                                          -----------
                                          Total Transportation                                            $    62,686
                                                                                                          -----------
                                          Automobiles & Components - 0.8%
                                          Auto Parts & Equipment - 0.3%
    33,179    1.94          NR/NR         Federal-Mogul Corp., Tranche C Term Loan, 12/28/15              $    30,787
    65,031    1.94          NR/NR         Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                   60,343
                                                                                                          -----------
                                                                                                          $    91,130
                                                                                                          -----------
                                          Automobile Manufacturers - 0.5%
   149,250    6.00          NR/NR         Chrysler Group LLC, Tranche B Term Loan, 5/24/17                $   141,601
                                                                                                          -----------
                                          Total Automobiles & Components                                  $   232,731
                                                                                                          -----------
                                          Consumer Services - 0.8%
                                          Restaurants - 0.8%
   239,375    3.00          BB+/Ba2       Burger King Corp., Tranche B Term Loan, 10/19/16                $   235,735
                                                                                                          -----------
                                          Total Consumer Services                                         $   235,735
                                                                                                          -----------
                                          Media - 0.4%
                                          Cable & Satellite - 0.2%
     2,680    7.25          NR/NR         Charter Communications Operating LLC, Term B-2 Loan, 3/6/14     $     2,679
    49,250    3.00          BB-/Ba3       MCC Iowa LLC, Tranche F Term Loan, 10/23/17                          48,203
                                                                                                          -----------
                                                                                                          $    50,882
                                                                                                          -----------
                                          Publishing - 0.2%
    74,065    3.25          NR/NR         Interactive Data Corp., Term B Loan, 2/11/18                    $    73,448
                                                                                                          -----------
                                          Total Media                                                     $   124,330
                                                                                                          -----------
                                          Food, Beverage & Tobacco - 0.3%
                                          Packaged Foods & Meats - 0.3%
    74,250    7.00          NR/NR         Pierre Foods, Inc., Loan, (First Lien) 9/30/16                  $    74,111
                                                                                                          -----------
                                          Total Food, Beverage & Tobacco                                  $    74,111
                                                                                                          -----------

The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                                 Value
                                          Health Care Equipment & Services - 1.8%
                                          Health Care Facilities - 0.5%
     5,753    2.55          BB-/Ba3       CHS/ Community Health Systems, Inc., Non-Extended Delayed Draw Term
                                          Loan, 7/25/14                                                           $     5,596
   112,047    2.77          BB-/Ba3       CHS/ Community Health Systems, Inc., Non-Extended Term Loan,
                                          7/25/14                                                                     108,986
                                                                                                                  -----------
                                                                                                                  $   114,582
                                                                                                                  -----------
                                          Health Care Services - 1.3%
   180,556    8.75          B+/Ba2        Sun Healthcare Group, Inc., Term Loan, 10/18/16                         $   147,604
   248,125    7.75          NR/NR         Virtual Radiologic Corp., Term Loan A, 12/22/16                             235,098
                                                                                                                  -----------
                                                                                                                  $   382,702
                                                                                                                  -----------
                                          Total Health Care Equipment & Services                                  $   497,284
                                                                                                                  -----------
                                          Pharmaceuticals & Biotechnology - 0.9%
                                          Biotechnology - 0.9%
   248,750    4.25          NR/NR         Grifols, Inc., U.S. Tranche B Term Loan, 6/1/17                         $   248,517
                                                                                                                  -----------
                                          Total Pharmaceuticals & Biotechnology                                   $   248,517
                                                                                                                  -----------
                                          Technology Hardware & Equipment - 1.3%
                                          Electronic Components - 1.3%
    80,257    2.25          BB+/Ba1       Flextronics International, Ltd., A-1-A Delayed Draw Loan, 10/1/14       $    79,304
   279,294    2.25          BB+/Ba1       Flextronics International, Ltd., A Closing Date Loan, 10/1/14               274,157
                                                                                                                  -----------
                                                                                                                  $   353,461
                                                                                                                  -----------
                                          Total Technology Hardware & Equipment                                   $   353,461
                                                                                                                  -----------
                                          Semiconductors - 0.2%
                                          Semiconductor Equipment - 0.2%
    76,142    4.25          B-/NR         Freescale Semiconductor, Inc., Extended Maturity Term Loan, 12/1/16     $    73,477
                                                                                                                  -----------
                                          Total Semiconductors                                                    $    73,477
                                                                                                                  -----------
                                          Utilities - 0.3%
                                          Electric Utilities - 0.3%
   142,369    4.50          BBB-/Ba1      Texas Competitive Electric Holdings Co., LLC (TXU) 2017 Term Loan,
                                          (Extending) 10/10/17                                                    $    90,643
                                                                                                                  -----------
                                          Total Utilities                                                         $    90,643
                                                                                                                  -----------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $2,905,755)                                                       $ 2,819,464
                                                                                                                  -----------
                                          TOTAL INVESTMENT IN SECURITIES - 97.2%
                                          (Cost $26,783,311) (a)                                                  $27,048,293
                                                                                                                  -----------
                                          OTHER ASSETS AND LIABILITIES - 2.8%                                     $   774,964
                                                                                                                  -----------
                                          TOTAL NET ASSETS - 100.0%                                               $27,823,257
                                                                                                                  ===========

+        Amount rounds to less than 0.1%.
*        Non-income producing security.
(G.D.R.) Global Depositary Receipts.
NR       Not rated by either S&P or Moody's.
WR       Rating withdrawn by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2011, the value of these securities amounted to $1,976,167 or 7.1% of total net assets.
** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $26,793,415 was as follows:


    Aggregate gross unrealized gain for all investments in which there is an excess of
      value over tax cost                                                                 $  1,446,809
    Aggregate gross unrealized loss for all investments in which there is an excess of
      tax cost over value                                                                   (1,191,931)
                                                                                          ------------
    Net unrealized gain                                                                   $    254,878
                                                                                          ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(c)  Security is in default and is non-income producing.
(d) Interest Only Security for which the Portfolio receives interest on notional principal.
(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

     Principal amounts are denominated in U.S. Dollars unless otherwise noted:
AUD  Australian Dollar
BRL  Brazilian Real
CAD  Canadian Dollar
CNY  New Chinese Yuan
DKK  Danish Kroner
EURO Euro
IDR  Indonesian Rupiah
NOK  Norwegian Krone
SEK  Swedish Krone
SGD  Singapore Dollar
TRY  Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 were as follows:

                                                Purchases         Sales
    Long-Term U.S. Government Securities      $   718,286      $ 1,151,402
    Other Long-Term Securities                $12,210,004      $13,910,643

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3.
See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Portfolio's assets:

                                           Level 1         Level 2       Level 3         Total
                                        -------------   -------------   ---------   ---------------
Convertible Corporate Bonds               $      --      $ 1,260,903     $    --      $ 1,260,903
Preferred Stocks*                           542,451          107,663          --          650,114
Common Stocks*                               14,643           69,410          --           84,053
Asset Backed Securities                          --          809,313          --          809,313
Collateralized Mortgage Obligations              --        3,308,172          --        3,308,172
Corporate Bonds                                  --       11,882,566      11,127       11,893,693
U.S. Government Agency Obligations               --        2,129,413          --        2,129,413
Foreign Government Bonds                         --        2,383,724          --        2,383,724
Municipal Bonds                                  --        1,709,444          --        1,709,444
Senior Floating Rate Loan Interests              --        2,819,464          --        2,819,464
                                          ---------      -----------     -------      -----------
Total                                     $ 557,094      $26,480,072     $11,127      $27,048,293
                                          =========      ===========     =======      ===========
Other Financial Instruments**             $ (23,021)     $     6,605     $    --      $   (16,416)
                                          =========      ===========     =======      ===========

* Level 2 securities are valued by independent pricing services using fair value factors.
** Other financial instruments include futures contracts and foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.    25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/11                                   (continued)
--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                         Senior Floating
                                                            Rate Loan            Common         Corporate
                                                            Interests            Stocks           Bonds            Total
--------------------------------------------------------------------------------------------------------------------------
  Balance as of 12/31/10                                   $  135,247          $  15,934        $      --      $   151,181
  Realized gain (loss)(1)                                          --             21,518               --           21,518
  Change in unrealized appreciation (depreciation)(2)              --             12,676               --           12,676
  Net purchases (sales)                                            --            (50,128)              --          (50,128)
  Transfers in and out of Level 3*                           (135,247)                --           11,127         (124,120)
                                                           ----------          ---------        ---------      -----------
  Balance as of 12/31/11                                   $       --          $      --        $  11,127      $    11,127
                                                           ==========          =========        =========      ===========


(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*  Transfers are calculated on the beginning of period values.
   Net change in unrealized appreciation (depreciation) of investments still
   held as of 12/31/11                                                                                         $        --
                                                                                                               ===========


26    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year Ended     Year Ended    Year Ended    Year Ended   Year Ended
Class I                                              12/31/11       12/31/10      12/31/09      12/31/08     12/31/07
Net asset value, beginning of period                $  10.63        $ 10.07       $  8.91       $  10.83     $ 10.80
                                                    --------        -------       -------       --------     -------
Increase (decrease) from investment operations:
 Net investment income                              $   0.63        $  0.55     $    0.61(a)    $   0.68     $  0.58
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                (0.43)         0.59           1.85         ( 1.86)      0.09
                                                    --------        -------     ---------       --------     -------
    Net increase (decrease) from investment
     operations                                     $   0.20        $  1.14     $    2.46       $  (1.18)    $  0.67
Distributions to shareowners:
 Net investment income                                 (0.54)         (0.58)        (0.78)         (0.72)      (0.58)
 Net realized gain                                     (0.05)            --         (0.52)         (0.02)      (0.06)
                                                    --------        -------     ---------       --------     -------
  Net increase (decrease) in net asset value        $  (0.39)       $  0.56     $    1.16       $  (1.92)    $  0.03
                                                    --------        -------     ---------       --------     -------
Net asset value, end of period                      $  10.24        $ 10.63     $   10.07       $   8.91     $ 10.83
                                                    ========        =======     =========       ========     =======
Total return*                                           1.90%(b)      11.61%        29.73%        (11.57)%      6.43%
Ratio of net expenses to average net assets+            1.22%          1.23%         1.28%          0.89%       0.84%
Ratio of net investment income to average
 net assets+                                            5.30%          5.25%         6.43%          6.49%       5.26%
Portfolio turnover rate                                   43%            92%           71%            66%         64%
Net assets, end of period (in thousands)            $ 11,312        $15,494     $  15,096       $ 12,822     $17,665
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                           1.22%          1.23%         1.28%          0.89%       0.84%
 Net investment income                                  5.30%          5.25%         6.43%          6.49%       5.26%

(a) Net investment income per share has been calculated using the average shares method.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                    Year Ended     Year Ended    Year Ended    Year Ended   Year Ended
Class II                                             12/31/11       12/31/10      12/31/09      12/31/08     12/31/07
Net asset value, beginning of period                $  10.62        $ 10.06       $  8.92       $  10.83     $ 10.80
                                                    --------        -------       -------       --------     -------
Increase (decrease) from investment operations:
 Net investment income                              $   0.52        $  0.48     $    0.62(a)    $   0.64     $  0.53
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                (0.35)         0.64           1.82          (1.84)      0.12
                                                    --------        -------     ---------       --------     -------
    Net increase (decrease) from investment
     operations                                     $   0.17        $  1.12     $    2.44       $  (1.20)    $  0.65
Distributions to shareowners:
 Net investment income                                 (0.52)         (0.56)        (0.77)         (0.69)      (0.56)
 Net realized gain                                     (0.05)            --         (0.52)         (0.02)      (0.06)
                                                    --------        -------     ---------       --------     -------
  Net increase (decrease) in net asset value        $  (0.40)       $  0.56     $    1.14       $  (1.91)    $  0.03
                                                    --------        -------     ---------       --------     -------
Net asset value, end of period                      $  10.22        $ 10.62     $   10.06       $   8.92     $ 10.83
                                                    ========        =======     =========       ========     =======
Total return*                                           1.56%(b)      11.37%        29.35%        (11.69)%      6.17%
Ratio of net expenses to average net assets+            1.47%          1.47%         1.32%          1.14%       1.08%
Ratio of net investment income to average
 net assets+                                            5.06%          4.96%         6.65%          6.27%       5.03%
Portfolio turnover rate                                   43%            92%           71%            66%         64%
Net assets, end of period (in thousands)            $ 16,511        $16,315     $  13,438       $ 48,988     $59,543
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                           1.47%          1.47%         1.32%          1.14%       1.08%
 Net investment income                                  5.06%          4.96%         6.65%          6.27%       5.03%

(a) Net investment income per share has been calculated using the average shares method.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


28    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/11
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $26,783,311)                                                 $27,048,293
 Cash                                                                                            437,887
 Futures Collateral                                                                               38,910
 Foreign currencies, at value (cost $347,539)                                                    351,326
 Receivables --
  Portfolio shares sold                                                                           39,976
  Interest                                                                                       361,048
  Dividends                                                                                        1,384
  Forward foreign currency portfolio hedge contracts, open-net                                     7,069
 Other                                                                                            11,349
                                                                                             -----------
   Total assets                                                                              $28,297,242
                                                                                             -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                            $   368,839
  Portfolio shares repurchased                                                                    33,194
  Forward foreign currency settlement contracts, open-net                                            464
  Variation margin                                                                                 7,312
 Due to affiliates                                                                                 1,505
 Accrued expenses                                                                                 62,671
                                                                                             -----------
   Total liabilities                                                                         $   473,985
                                                                                             -----------
NET ASSETS:
 Paid-in capital                                                                             $26,567,959
 Undistributed net investment income                                                             715,725
 Accumulated net realized gain on investments, foreign currency transactions and futures
   contracts                                                                                     290,959
 Net unrealized gain on investments                                                              264,982
 Net unrealized gain on forward foreign currency contracts and other assets and liabilities
 denominated in foreign currencies                                                                 6,653
 Net unrealized loss on futures contracts                                                        (23,021)
                                                                                             -----------
   Total net assets                                                                          $27,823,257
                                                                                             ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $11,312,253/1,104,602 shares)                                             $     10.24
                                                                                             ===========
 Class II (based on $16,511,004/1,615,182 shares)                                            $     10.22
                                                                                             ===========


The accompanying notes are an integral part of these financial statements.    29

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/11

INVESTMENT INCOME:
 Interest                                                                                   $  2,018,451
 Dividends                                                                                        18,242
 Income from securities loaned, net                                                                  351
                                                                                            ------------
  Total investment income                                                                                      $  2,037,044
                                                                                                               ------------
EXPENSES:
 Management fees                                                                            $    201,934
 Transfer agent fees
  Class I                                                                                          1,500
  Class II                                                                                         1,500
 Distribution fees
  Class II                                                                                        43,333
 Administrative reimbursements                                                                     9,076
 Custodian fees                                                                                   18,472
 Professional fees                                                                                57,983
 Printing expense                                                                                 24,201
 Fees and expenses of nonaffiliated trustees                                                       7,419
 Miscellaneous                                                                                    67,131
                                                                                            ------------
  Total expenses                                                                                               $    432,549
                                                                                                               ------------
  Net expenses                                                                                                 $    432,549
                                                                                                               ------------
   Net investment income                                                                                       $  1,604,495
                                                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                               $    519,203
  Class actions                                                                                   17,025
  Credit default swaps                                                                            (1,286)
  Futures contracts                                                                             (133,748)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                             (1,827)      $    399,367
                                                                                            ------------       ------------
 Change in net unrealized gain on:
  Investments                                                                               $ (1,373,006)
  Futures contracts                                                                             (115,974)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                              2,677       $ (1,486,303)
                                                                                            ------------       ------------
 Net loss on investments, futures contracts, credit default swaps and foreign currency
 transactions                                                                                                  $ (1,086,936)
                                                                                                               ------------
 Net increase in net assets resulting from operations                                                          $    517,559
                                                                                                               ============


30    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Year Ended        Year Ended
                                                                                             12/31/11          12/31/10
FROM OPERATIONS:
Net investment income                                                                     $   1,604,495     $   1,675,196
Net realized gain on investments, futures contracts, credit default swaps and foreign
 currency transactions                                                                          399,367         1,208,237
Change in net unrealized gain (loss) on investments, credit default swaps, futures contracts
 and foreign currency transactions                                                           (1,486,303)          841,468
                                                                                          -------------     -------------
  Net increase in net assets resulting from operations                                    $     517,559     $   3,724,901
                                                                                          -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.54 and $0.58 per share, respectively)                                       $    (703,102)    $    (850,360)
  Class II ($0.52 and $0.56 per share, respectively)                                           (850,835)         (947,895)
Net realized gain:
  Class I ($0.05 and $0.00 per share, respectively)                                             (68,144)               --
  Class II ($0.05 and $0.00 per share, respectively)                                            (84,294)               --
                                                                                          -------------     -------------
    Total distributions to shareowners                                                    $  (1,706,375)    $  (1,798,255)
                                                                                          -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $  11,943,982     $  32,746,091
Reinvestment of distributions                                                                 1,706,375         1,798,255
Cost of shares repurchased                                                                  (16,447,812)      (33,195,778)
                                                                                          -------------     -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                          $  (2,797,455)    $   1,348,568
                                                                                          -------------     -------------
  Net increase (decrease) in net assets                                                   $  (3,986,271)    $   3,275,214
NET ASSETS:
Beginning of year                                                                            31,809,528        28,534,314
                                                                                          -------------     -------------
End of year                                                                               $  27,823,257     $  31,809,528
                                                                                          =============     =============
Undistributed net investment income                                                       $     715,725     $     649,995
                                                                                          =============     =============

                                     '11 Shares        '11 Amount        '10 Shares        '10 Amount
CLASS I
Shares sold                              71,803      $     752,368          198,500      $   2,058,379
Reinvestment of distributions            72,977            771,246           81,661            850,360
Less shares repurchased                (497,623)        (5,228,017)        (322,392)        (3,342,483)
                                     ----------      -------------       ----------      -------------
  Net decrease                         (352,843)     $  (3,704,403)         (42,231)     $    (433,744)
                                     ==========      =============       ==========      =============
CLASS II
Shares sold                           1,063,738      $  11,191,614        2,973,938      $  30,687,712
Reinvestment of distributions            88,805            935,129           90,850            914,895
Less shares repurchased              (1,073,852)       (11,219,795)      (2,864,049)       (29,853,295)
                                     ----------      -------------       ----------      -------------
  Net increase                           78,691      $     906,948          200,739      $   1,749,312
                                     ==========      =============       ==========      =============


The accompanying notes are an integral part of these financial statements.    31

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At December 31, 2011, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing less than 0.1% of net assets. Inputs used when applying fair

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2011, the Portfolio paid no such taxes.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Portfolio reclassified $15,172 to increase undistributed net investment income and $15,172 to decrease accumulated net realized gain on investments, foreign currency transactions and futures contracts to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                         2011            2010
----------------------------------------------------------------
  Distributions paid from:
  Ordinary income                   $1,553,937      $1,798,255
  Long-term capital gain               152,438              --
                                    ----------      ----------
  Total distributions               $1,706,375      $1,798,255
                                    ==========      ==========
  Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income     $  732,434
  Undistributed long-term gain         267,938
  Unrealized appreciation              254,926
                                    ----------
  Total                             $1,255,298
                                    ==========
----------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to interest on defaulted bonds, interest accruals on preferred stock and, the mark to market on foreign currency contracts and futures contracts.

E. Portfolio Shares and Class Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $281,929 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

   During the year ended December 31, 2011 the Portfolio recognized gains of $17,025 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

F. Risks
   When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G. Securities Lending
   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   December 31, 2011, the Portfolio had no securities on loan.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All Futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2011 was $38,910. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended December 31, 2011 was 52.

     At December 31, 2011, open futures contracts were as follows:

--------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement                  Unrealized
Type                    Long/(Short)        Month        Value       Gain (loss)
--------------------------------------------------------------------------------
 US 10 Yr Note             (9)             3/12         $1,180,125    $  (4,556)
 US 2 Yr Note (CBT)         5              3/12         $1,102,734    $     156
 US 5 Yr Note (CBT)       (41)             3/12         $5,053,570    $ (19,356)
 US Long Bond              (3)             3/12         $  434,438    $  (3,562)
 US Ultra Bond (CBT)        5              3/12         $  800,938    $   4,297
--------------------------------------------------------------------------------
 Total                    (43)                          $8,571,805    $ (23,021)
--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,030 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2011.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/11                             (continued)
--------------------------------------------------------------------------------

Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $225 in distribution fees payable to PFD at December 31, 2011.

5. Forward Foreign Currency Contracts
During the year ended December 31, 2011, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At December 31, 2011, the Fund's gross forward currency settlement contracts receivable and payable were $227,534 and $227,998, respectively, resulting in a net payable of $464. The average value of contracts open during the year ended December 31, 2011 was $1,513,846.

As of December 31, 2011, outstanding forward portfolio hedge contracts were as follows:

-------------------------------------------------------------------------------------
                                                                            Net
                                                                         Unrealized
                            Contracts to    In Exchange   Settlement   Appreciation/
Currency                       Deliver          For          Date      (Depreciation)
-------------------------------------------------------------------------------------
 AUD (Australian Dollar)     (137,000)     $(139,531)      1/17/12        $ (247)
 AUD (Australian Dollar)     (522,000)     $(681,317)      1/13/12        $5,733
 EUR (European Dollar)       (160,000)     $(208,667)       1/8/12        $1,583
-------------------------------------------------------------------------------------
 Total                                                                    $7,069
-------------------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities Values of derivative instruments as of December 31, 2011 were as follows:

-------------------------------------------------------------------------------------------------------------------
                                             Asset Derivatives 2011               Liabilities Derivatives 2011
                                      -------------------------------------  --------------------------------------
Derivatives Not Accounted for as
Hedging Instruments Under Accounting
Standards Codification (ASC) 815      Balance Sheet Location       Value    Balance Sheet Location       Value
-------------------------------------------------------------------------------------------------------------------
 Forward foreign currency contracts   Receivables                $234,850   Payables                   $ 228,245
 Futures contracts*                   Receivables                $     --   Payables                   $ (23,021)
-------------------------------------------------------------------------------------------------------------------
 Total                                                           $234,850                              $ 255,719
-------------------------------------------------------------------------------------------------------------------

* Reflects unrealized appreciation/depreciation of futures contracts (see Note
  1I). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

-------------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted                                                                         Change in
for as Hedging Instruments                                                                    Unrealized Gain or
Under Accounting                   Location of Gain or (Loss)          Realized Gain or           (Loss) on
Standards Codification                   On Derivatives             (Loss) on Derivatives   Derivatives Recognized
(ASC) 815                             Recognized in Income           Recognized in Income         in Income
-------------------------------------------------------------------------------------------------------------------
 Forward currency contracts   Net realized loss on forward               $  (59,512)
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies
 Forward currency contracts   Change in unrealized gain (loss)                                   $   24,039
                              on forward foreign currency
                              contracts and other assets and
                              liabilities denominated in foreign
                              currencies
 Interest Rate Futures        Net realized loss on futures               $ (133,748)
                              contracts
 Interest Rate Futures        Change in net unrealized gain                                      $ (115,974)
                              (loss) on futures contracts
-------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2012

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 70.01%.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2011 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2011 and in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Portfolio's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Portfolio's

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

benchmark index. The Trustees discussed the Portfolio's recent underperformance and indicated that they were satisfied with the information presented with respect to the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2011 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was seven basis points higher than the median management fee of its peer group. They noted that the Portfolio's management fee was the same as the management fee for Pioneer Strategic Income Fund and that Pioneer Strategic Income Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by the other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the impact of the Portfolio's management fee and non-management fee expenses on its expense ratio. The Trustees noted the small size of the Portfolio compared to the median asset size of its peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                         (continued)
--------------------------------------------------------------------------------

reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                             Trustees and Officers
Pioneer Investment Management, Inc.                            The Board of Trustees provides broad
                                                               supervision over the Portfolio's affairs. The
Custodian                                                      officers of the Trust are responsible for the
Brown Brothers Harriman & Co.                                  Portfolio's operations. The Trustees and
                                                               officers are listed below, together with their
Independent Registered Public Accounting Firm                  principal occupations during at least the past
Ernst & Young LLP                                              five years. Trustees who are interested persons
                                                               of the Trust  within the meaning of the 1940 Act
Principal Underwriter                                          are referredto as Interested Trustees. Trustees
Pioneer Funds Distributor, Inc.                                who are not interested persons of the Trust are
                                                               referred to as Independent Trustees. Each of
Legal Counsel                                                  the Trustees,  except Mr. West, serves
Bingham McCutchen LLP                                          as a trustee of each of the 55 U.S. registered
                                                               investment portfolios for which Pioneer serves as
                                                               investment adviser (the "Pioneer Funds"). Mr. West serves
                                                               as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all
                                                               Trustees and all officers of the Trust is 60 State Street, Boston,
                                                               Massachusetts 02109.

Shareowner Services and Transfer Agent                         The Statement of Additional Information of the
Pioneer Investment Management Shareholder Services, Inc.       Trust includes additional information about the Trustees and is available, without charge, upon request, by
                                                               calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
John F. Cogan, Jr. (85)*   Chairman of the   Trustee since 1994. Serves     Non-Executive Chairman and a        None
                           Board, Trustee    until a successor trustee is   director of Pioneer Investment
                           and President     elected or earlier             Management USA Inc.
                                             retirement or removal.         ("PIM-USA"); Chairman and a
                                                                            director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin)
                                                                            (until October 2011);
                                                                            President and a director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Deputy
                                                                            Chairman and a director of
                                                                            Pioneer Global Asset
                                                                            Management S.p.A. ("PGAM")
                                                                            (until April 2010); Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management
                                                                            Inc. (2004 - 2011); Director
                                                                            of Fiduciary Counseling, Inc.
                                                                            (until December 2001);
                                                                            President and Director of
                                                                            Pioneer Funds Distributor,
                                                                            Inc. ("PFD") (until May 2006);
                                                                            President of all of the
                                                                            Pioneer Funds; and Of Counsel,
                                                                            Wilmer Cutler Pickering Hale
                                                                            and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and President of      None
(53)*                      Executive Vice    until a successor trustee is   PIM-USA (since February 2007);
                           President         elected or earlier             Director and President of
                                             retirement or removal.         Pioneer and Pioneer
                                                                            Institutional Asset
                                                                            Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the
                                                                            Pioneer Funds (since March
                                                                            2007); Director of PGAM (2007
                                                                            - 2010); Head of New Europe
                                                                            Division, PGAM (2000 - 2005);
                                                                            and Head of New Markets
                                                                            Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                       POSITION HELD    LENGTH OF SERVICE                                                       OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE                  PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
David R. Bock (68)     Trustee          Trustee since 2005. Serves          Managing Partner, Federal City      Director of
                                        until a successor trustee is        Capital Advisors (corporate         Enterprise Community
                                        elected or earlier                  advisory services company)          Investment, Inc.
                                        retirement or removal.              (1997 - 2004 and 2008 -             (privately held
                                                                            present); Interim Chief             affordable housing
                                                                            Executive Officer, Oxford           finance company)
                                                                            Analytica, Inc. (privately          (1985 - 2010);
                                                                            held research and consulting        Director of Oxford
                                                                            company) (2010); Executive          Analytica, Inc.
                                                                            Vice President and Chief            (2008 - present);
                                                                            Financial Officer, I-trax,          Director of The
                                                                            Inc. (publicly traded health        Swiss Helvetia Fund,
                                                                            care services company) (2004 -      Inc. (closed-end
                                                                            2007); and Executive Vice           fund) (2010 -
                                                                            President and Chief Financial       present); and
                                                                            Officer, Pedestal Inc.              Director of New York
                                                                            (internet-based mortgage            Mortgage Trust
                                                                            trading company) (2000 - 2002)      (publicly traded
                                                                                                                mortgage REIT) (2004
                                                                                                                - 2009, 2012 -
                                                                                                                present)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)      Trustee          Trustee since 2000. Serves          Chairman, Bush International,       Director of Marriott
                                        until a successor trustee is        LLC (international financial        International, Inc.
                                        elected or earlier                  advisory firm) (1991 -              (2008 - present);
                                        retirement or removal.              present); Senior Managing           Director of Discover
                                                                            Director, Brock Capital Group,      Financial Services
                                                                            LLC (strategic business             (credit card issuer
                                                                            advisors) (2010 - present);         and electronic
                                                                            Managing Director, Federal          payment services)
                                                                            Housing Finance Board               (2007 - present);
                                                                            (oversight of Federal Home          Former Director of
                                                                            Loan Bank system) (1989 -           Briggs & Stratton
                                                                            1991); Vice President and Head      Co. (engine
                                                                            of International Finance,           manufacturer) (2004
                                                                            Federal National Mortgage           - 2009); Former
                                                                            Association (1988 - 1989);          Director of UAL
                                                                            U.S. Alternate Executive            Corporation (airline
                                                                            Director, International             holding company)
                                                                            Monetary Fund (1984 - 1988);        (2006 - 2010);
                                                                            Executive Assistant to Deputy       Director of ManTech
                                                                            Secretary of the U.S.               International
                                                                            Treasury, U.S. Treasury             Corporation
                                                                            Department (1982 - 1984); and       (national security,
                                                                            Vice President and Team Leader      defense, and
                                                                            in Corporate Banking, Bankers       intelligence
                                                                            Trust Co. (1976 - 1982)             technology firm)
                                                                                                                (2006 - present);
                                                                                                                Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2007 -
                                                                                                                present); Member,
                                                                                                                Board of Governors,
                                                                                                                Independent
                                                                                                                Directors Council
                                                                                                                (2007 - present);
                                                                                                                Former Director of
                                                                                                                Brady Corporation
                                                                                                                (2000 - 2007);
                                                                                                                Former Director of
                                                                                                                Mortgage Guaranty
                                                                                                                Insurance
                                                                                                                Corporation (1991 -
                                                                                                                2006); Former
                                                                                                                Director of
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals) (2002 -
                                                                                                                2005); Former
                                                                                                                Director, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) (1999 -
                                                                                                                2005); and Former
                                                                                                                Director of Texaco,
                                                                                                                Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves          William Joseph Maier Professor      Trustee, Mellon
(67)                                    until a successor trustee is        of Political Economy, Harvard       Institutional Funds
                                        elected or earlier                  University (1972 - present)         Investment Trust and
                                        retirement or removal.                                                  Mellon Institutional
                                                                                                                Funds Master
                                                                                                                Portfolio (oversaw
                                                                                                                17 portfolios in
                                                                                                                fund complex) (1989
                                                                                                                - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD    LENGTH OF SERVICE                                                   OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE              PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice             None
(64)                                        until a successor trustee is    President and Corporate
                                            elected or earlier              Secretary, The Winthrop Group,
                                            retirement or removal.          Inc. (consulting firm) (1982 -
                                                                            present); Desautels Faculty of
                                                                            Management, McGill University
                                                                            (1999 - present); and Manager
                                                                            of Research Operations and
                                                                            Organizational Learning, Xerox
                                                                            PARC, Xerox's Advance Research
                                                                            Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)       Trustee          Trustee since 2006. Serves      Chairman and Chief Executive        Director, Broadridge
                                            until a successor trustee is    Officer, Quadriserv, Inc.           Financial Solutions,
                                            elected or earlier              (technology products for            Inc. (investor
                                            retirement or removal.          securities lending industry)        communications and
                                                                            (2008 - present); private           securities
                                                                            investor (2004 - 2008); and         processing provider
                                                                            Senior Executive Vice               for financial
                                                                            President, The Bank of New          services industry)
                                                                            York (financial and securities      (2009 - present);
                                                                            services) (1986 - 2004)             and Director,
                                                                                                                Quadriserv, Inc.
                                                                                                                (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee          Trustee since 1995. Serves      President and Chief Executive       Director of New
                                            until a successor trustee is    Officer, Newbury, Piret &           America High Income
                                            elected or earlier              Company, Inc. (investment           Fund, Inc.
                                            retirement or removal.          banking firm) (1981 - present)      (closed-end
                                                                                                                investment company)
                                                                                                                (2004 - present);
                                                                                                                and member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2000 -
                                                                                                                2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan &          Director, The Swiss
                                            until a successor trustee is    Cromwell LLP (law firm) (1998       Helvetia Fund, Inc.
                                            elected or earlier              - present); and Partner,            (closed-end
                                            retirement or removal.          Sullivan & Cromwell LLP (prior      investment company);
                                                                            to 1998)                            and Director,
                                                                                                                AMVESCAP, PLC
                                                                                                                (investment manager)
                                                                                                                (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD    LENGTH OF SERVICE                                                 OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE            PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
Christopher J. Kelley (47)   Secretary        Since 2010. Serves at the     Vice President and Associate        None
                                              discretion of the Board.      General Counsel of Pioneer
                                                                            since January 2008 and
                                                                            Secretary of all of the
                                                                            Pioneer Funds since June 2010;
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds from
                                                                            September 2003 to May 2010;
                                                                            and Vice President and Senior
                                                                            Counsel of Pioneer from July
                                                                            2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant        Since 2010. Serves at the     Fund Governance Director of         None
                             Secretary        discretion of the Board.      Pioneer since December 2006
                                                                            and Assistant Secretary of all
                                                                            the Pioneer Funds since June
                                                                            2010; Manager - Fund
                                                                            Governance of Pioneer from
                                                                            December 2003 to November
                                                                            2006; and Senior Paralegal of
                                                                            Pioneer from January 2000 to
                                                                            November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Assistant        Since 2010. Serves at the     Counsel of Pioneer since June       None
                             Secretary        discretion of the Board.      2007 and Assistant Secretary
                                                                            of all the Pioneer Funds since
                                                                            June 2010; and Vice President
                                                                            and Counsel at State Street
                                                                            Bank from October 2004 to June
                                                                            2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer        Since 2008. Serves at the     Vice President - Fund               None
                                              discretion of the Board.      Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds from March 2004
                                                                            to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant        Since 2000. Serves at the     Assistant Vice President -          None
                             Treasurer        discretion of the Board.      Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant        Since 2002. Serves at the     Fund Accounting Manager - Fund      None
                             Treasurer        discretion of the Board.      Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Assistant        Since 2009. Serves at the     Fund Administration Manager -       None
                             Treasurer        discretion of the Board.      Fund Accounting,
                                                                            Administration and
                                                                            Controllership Services since
                                                                            November 2008; Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since January
                                                                            2009; and Client Service
                                                                            Manager - Institutional
                                                                            Investor Services at State
                                                                            Street Bank from March 2003 to
                                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief            Since 2010. Serves at the     Chief Compliance Officer of         None
                             Compliance       discretion of the Board.      Pioneer and of all the Pioneer
                             Officer                                        Funds since March 2010;
                                                                            Director of Adviser and
                                                                            Portfolio Compliance at
                                                                            Pioneer since October 2005;
                                                                            and Senior Compliance Officer
                                                                            for Columbia Management
                                                                            Advisers, Inc. from October
                                                                            2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------


46
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[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


                                                                   20364-05-0212


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's 12 portfolios, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately $408,132 in 2011 and $432,018 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return totaled $99,480 in 2011 and $107,770 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2011 and 2010, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $99,480 in 2011 and $107,770 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2012

* Print the name and title of each signing officer under his or her signature.